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File Numbers 333-198279 and 811-22093

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-6

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]


                          POST-EFFECTIVE AMENDMENT 7


                                    and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                              Amendment Number 72


           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                          (Exact Name of Registrant)

                       Minnesota Life Insurance Company
            (formerly The Minnesota Mutual Life Insurance Company)
                              (Name of Depositor)

                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
             (Address of Depositor's Principal Executive Offices)

                                1-651-665-3500
              (Depositor's Telephone Number, including Area Code)

                           Gary R. Christensen, Esq.
             Senior Vice President, General Counsel and Secretary
                       Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485


   [X] on May 1, 2017 pursuant to paragraph (b) of Rule 485


   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title  of Securities Being Registered: Variable Universal Life Insurance
Policies.

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PROSPECTUS

VARIABLE UNIVERSAL LIFE DEFENDER(R)
MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY WITH FIXED INDEXED ACCOUNT OPTIONS

   This prospectus describes a Variable Universal Life Insurance Policy with Fixed Indexed Account Options (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life," "we," "us," or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

   You can allocate your Policy's accumulation value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the "Variable Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy's accumulation value to the Guaranteed Interest Account, which credits a specific rate of interest and is part of Minnesota Life's General Account, or to one or both Fixed Indexed Accounts, Indexed Account A and Indexed Account B, each of which credits interest based in part upon changes in the Standard & Poor's 500(R) Composite Stock Price Index excluding dividends ("Index" or "S&P 500(R)"). Indexed Account A and Indexed Account B are also part of Minnesota Life's General Account. NEITHER THE POLICY NOR INDEXED ACCOUNT A AND INDEXED ACCOUNT B REPRESENT AN INVESTMENT IN THE STOCK MARKET OR ANY SECURITIES INDEX.

THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:


[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

SECURIAN FUNDS TRUST
..SFT ADVANTUS BOND FUND -- CLASS 1 SHARES
..SFT ADVANTUS DYNAMIC MANAGED VOLATILITY FUND
..SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 1 SHARES
..SFT ADVANTUS INDEX 500 FUND -- CLASS 1 SHARES
..SFT ADVANTUS MANAGED VOLATILITY EQUITY FUND
..SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 1 SHARES
..SFT IVY/SM/ GROWTH FUND*
..SFT IVY/SM/ SMALL CAP GROWTH FUND*
..SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 1 SHARES
..SFT T. ROWE PRICE VALUE FUND


  *'IVY' IS THE SERVICE MARK OF IVY DISTRIBUTORS, INC., AN AFFILIATE OF THE
   WADDELL & REED INVESTMENT MANAGEMENT COMPANY, THE FUND'S SUBADVISOR.


[LOGO]        AB
      ALLIANCE BERNSTEIN
         Investments

AB VARIABLE PRODUCTS SERIES FUND, INC.
..DYNAMIC ASSET ALLOCATION PORTFOLIO -- CLASS B SHARES

[LOGO]

AMERICAN FUNDS INSURANCE SERIES(R)

..INTERNATIONAL FUND -- CLASS 1 SHARES


[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
..FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 1 SHARES

[LOGO]

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)
..INVESCO V.I. AMERICAN VALUE FUND -- SERIES I SHARES


[LOGO] IVY INVESTMENTS/R/





IVY VARIABLE INSURANCE PORTFOLIOS
..IVY VIP ASSET STRATEGY -- CLASS II SHARES
..IVY VIP PATHFINDER MODERATE -- MANAGED VOLATILITY -- CLASS II SHARES


[LOGO] MFS/(SM)/




MFS(R) VARIABLE INSURANCE TRUST II
..MFS(R) INTERNATIONAL VALUE FUND -- INITIAL CLASS

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[LOGO]


MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
..MORGAN STANLEY VIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES




PIMCO VARIABLE INSURANCE TRUST
..PIMCO VIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO -- ADVISOR CLASS SHARES

[LOGO] TOPS/R/


NORTHERN LIGHTS VARIABLE TRUST
..TOPS(R) MANAGED RISK FLEX ETF PORTFOLIO



VANGUARD(R) VARIABLE INSURANCE FUND

VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC. ..SMALL COMPANY GROWTH PORTFOLIO

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

      .  are not guaranteed to achieve their goals;
      .  are not federally insured;
      . are not endorsed by any bank or government agency; and . are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE VARIABLE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT, INDEXED ACCOUNT A OR INDEXED ACCOUNT B, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[LOGO] MINNESOTA LIFE

400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098

PH 651-665-3500 . HTTP:/WWW.SECURIAN.COM

DATED: MAY 1, 2017


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TABLE OF CONTENTS


SUMMARY OF BENEFITS AND RISKS                                                             1

FEE TABLES                                                                                6

GENERAL DESCRIPTIONS                                                                     17
     Minnesota Life Insurance Company                                                    17
     Individual Variable Universal Life Account                                          17
     The Funds                                                                           17
     Additions, Deletions or Substitutions                                               20
     The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan
       Account                                                                           21
     Payments Made by Underlying Mutual Funds                                            28

INFORMATION ABOUT THE POLICY                                                             29
     Variable Universal Life Insurance                                                   29
     Policy Changes                                                                      29
     Applications and Policy Issue                                                       31
     Policy Premiums                                                                     32
     Sub-Account Allocation                                                              34
     Free Look                                                                           35
     Accumulation Value                                                                  35
     Transfers                                                                           38

DEATH BENEFIT                                                                            43
     Death Benefit Proceeds                                                              43
     Death Benefit Options                                                               44
     Effect of Partial Surrenders on the Death Benefit                                   47
     Effect of Chronic Illness Benefit Payment on the Death Benefit                      47
     Choosing Death Benefit Options                                                      47
     Changing the Death Benefit Option                                                   47
     Increasing/Decreasing the Face Amount                                               47
     Settlement Options                                                                  48
     Abandoned Property Requirements                                                     49
     Policy Loans                                                                        49
     Surrender                                                                           53
     Partial Surrender                                                                   54
     Policy Charges                                                                      55
     Other Policy Provisions                                                             60
     Supplemental Agreements                                                             61

OTHER MATTERS                                                                            78
     Federal Tax Status                                                                  78
     Tax Treatment of Policy Benefits                                                    79
     Voting Rights                                                                       84
     Compensation Paid for the Sale of Policies                                          85
     Cybersecurity                                                                       87
     Legal Proceedings                                                                   87
     Financial Statements                                                                87
     Registration Statement                                                              87

STATEMENT OF ADDITIONAL INFORMATION                                                      88

APPENDIX -- GLOSSARY                                                                    A-1



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SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called Variable Universal Life Defender. As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for the accumulation of cash values; the Policy is not suitable as a short-term investment vehicle. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The Accumulation Value of the Policy will fluctuate with the investment performance of the Sub-Accounts of the Variable Account. You may transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account, or the Fixed Indexed Accounts, surrender all or part of your Accumulation Value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a Face Amount, however, the Death Benefit payable upon the death of the insured may be greater than the Face Amount, as described later in this prospectus.


We offer fifteen Agreements that provide supplemental insurance benefits under the Policy: Accelerated Death Benefit for Chronic Illness Agreement, Accelerated Death Benefit for Terminal Illness Agreement, Accidental Death Benefit Agreement, Business Continuation Agreement, Children's Term Agreement, Death Benefit Guarantee Flex Agreement, Guaranteed Insurability Option, Guaranteed Insurability Option for Business Agreement, Inflation Agreement, Level Term Agreement, Long Term Care Agreement, Overloan Protection Agreement, Premium Deposit Account Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for either the Accelerated Death Benefit for Terminal Illness Agreement or the Premium Deposit Account Agreement. The Agreements may not be available in all states. Please note, applications for the Long Term Care Agreement are no longer accepted for most states as of October 17, 2016. Please consult your advisor for availability of this Agreement in your state.


We also offer several ways of receiving Death Benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

In general, under the Internal Revenue Code (the "Code"), the Death Benefit payable under a qualifying life insurance policy is excludable from the gross income of the Beneficiary, and the Owner would not be deemed to be in constructive receipt of the Accumulation Value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, Accumulation Value builds up on a tax deferred basis and transfers of Accumulation Value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

HOW CAN THE POLICY BE CHANGED?

The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to

                                                                         PAGE 1

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assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the Face Amount and Death Benefit option under the Policy.

WHAT MAKES THE POLICY VARIABLE?

The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.

If you seek a fixed return on your Accumulation Value, you can allocate Net Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

You may also allocate Net Premiums and Accumulation Value to one or both of the Fixed Indexed Accounts; Indexed Account A and Indexed Account B, each of which credits interest based in part upon changes in the S&P 500(R). The Fixed Indexed Accounts are part of Minnesota Life's General Account. See "The Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account."

With the Guaranteed Interest Account and each Fixed Indexed Account, you do not bear the risk that adverse investment performance will lower your Accumulation Value invested in that Account. See "The Guaranteed Interest Account and the Fixed Loan Account" and "Fixed Indexed Account Options."

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two Death Benefit options: the Level Option and the Increasing Option.

Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.

Under the Increasing Option, the Death Benefit equals the Face Amount of the Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.

In order for your Policy to be considered life insurance under Code
Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the Death Benefit qualification test for this Policy is the guideline premium test. The Death Benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of Death Benefit payable under the Death Benefit option you have chosen.

DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

Yes. You may transfer Accumulation Value among the available investment options, the Guaranteed Interest Account and the Fixed Indexed Accounts, subject to certain transfer restrictions. See "Transfers." You may also surrender the Policy at any time, or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. A surrender or partial surrender may have federal tax consequences. See "Federal Tax Status." If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.

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The maximum partial surrender that you may make at any time is equal to the
Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the Guaranteed Interest Account and any of the Fixed Indexed Accounts upon surrender or partial surrender for up to six months.

You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."

WHAT ARE SOME OF THE RISKS OF THE POLICY?

SUB-ACCOUNT INVESTMENT RISK. Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.

FIXED INDEXED ACCOUNTS. The interest credited under the Fixed Indexed Accounts will vary in part depending upon the performance of the S&P 500(R). For Indexed Account A and Indexed Account B, if the S&P 500(R) declines or does not change in a given year, you bear the risk that no Index Credits will be added to your Accumulation Value in an Indexed Account Segment at the end of the Index Credit Term. You also bear the risk that sustained declines in the S&P 500(R) may result in Index Credits not being credited to your Accumulation Value for a prolonged period of time and you may need to increase your premium payments in order to keep the Policy in force. Conversely, if the investment performance of the S&P 500(R) exceeds the Growth Cap for the Segment (see "The Guaranteed Interest Account, Fixed Indexed Accounts and the Fixed Loan Accounts for a chart that contains current Growth Caps), the Index Credits credited to your Accumulation Value would be limited to the Growth Cap for that Segment multiplied by the Participation Rate which may be less than the increase in the S&P 500(R) over the Segment Term. In addition, the amount of any partial surrender or deduction of monthly policy charges from a Segment prior to the end of the Index Credit Term will not receive an Index Credit.

We manage our obligation to credit Index Credits in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Index Credit Term for any Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received would be reduced. Although the Growth Cap may not be less than the guaranteed minimum Growth Cap, it is within our sole discretion to set the Growth Cap for any indexed Segment.

There is no guarantee that the S&P 500(R) will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index may differ from the S&P 500(R). This, in turn, may affect the Index Credits you earn.

There is no guarantee that we will continue to offer the Fixed Indexed Accounts during the entire time you own your Policy. We may discontinue offering any or all of the Fixed Indexed Accounts at any

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time. If we discontinue offering any or all of the Fixed Indexed Accounts, you may transfer Accumulation Value from the Fixed Indexed Accounts to any other investment options available under the Policy. If you do not do so, your Accumulation Value in the Fixed Indexed Account will be reallocated to the Guaranteed Interest Account.

Allocating Net Premiums or Accumulation Value to one or all of the Fixed Indexed Accounts is not equivalent to investing in the underlying stocks comprising the S&P 500(R). You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

If you surrender your Policy before the end of an Index Credit Term, no Index Credit will be credited to your Accumulation Value in that Index Credit Term.

See also the Fixed Indexed Accounts section of the General Descriptions portion of this prospectus for information on growth caps and participation rates that apply to the fixed indexed accounts.

POLICY TERMINATION. There is the risk that the Policy may terminate. If your Policy terminates, all of the Agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, Termination will only occur when the Accumulation Value under the Policy, less the sum of any outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. Policy loans may also have a negative effect on a Policy's Accumulation Value, and may reduce the Death Benefit. See "Policy Premiums."

LONG TERM CARE AGREEMENT. You may add the Long Term Care ("LTC") Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.


ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS AGREEMENT. You may add the Accelerated Death Benefit for Chronic Illness Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement's eligibility requirements. The tax treatment of chronic illness benefit payments from life insurance policies is uncertain. ALL OR A PORTION OF SUCH PAYMENTS COULD BE TAXABLE TO THE POLICY OWNER. Anyone contemplating purchasing a Policy with the Accelerated Death Benefit for Chronic Illness Agreement should consult a tax advisor.


OVERLOAN PROTECTION AGREEMENT. You may elect the Overloan Protection Agreement to prevent policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain, and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.

DEATH BENEFIT GUARANTEE FLEX AGREEMENT. You may add the Death Benefit Guarantee Flex Agreement (the "DBGF Agreement") to your Policy at issue to guarantee that your policy will remain in force even if your Policy's Accumulation Value is not sufficient to cover monthly charges when due so long as the DBGA value (as defined under the DBGF Agreement) less any outstanding policy loans

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and accrued loan interest is sufficient to cover any charges against the DBGA value. Your allocation of Net Premium and Accumulation Value among the Guaranteed Interest Account, Fixed Indexed Accounts and Sub-Accounts of the Variable Account will affect your DBGA value. Each Investment Option is assigned a percentage ("DBGA Account Allocation Factor") that is multiplied by the amount of Net Premium or Accumulation Value allocated to that Option for purposes of determining the DBGA value attributable to that allocation.

Sub-Accounts of the Variable Account that invest in Funds that employ a manage volatility strategy (the "Designated Funds") have the highest DBGA Account Allocation Factors. As a result of the DBGA Account Allocation Factors attributable to Sub-Accounts that invest in Designated Funds ("Designated Sub-Accounts") the allocation of Net Premium and Accumulation Value to Designated Sub-Accounts has the potential to result in higher DBGA values when compared to allocations to other Investment Options under the Policy. Currently, six Designated Funds are available under the Policy. There is a risk that the Net Premium and Accumulation Value allocations you make could result in your DBGA value falling to a level that is insufficient to cover charges against the DBGA value sooner than you anticipated, and in turn, result in termination of the DBGA Agreement. See Supplemental Agreements -- Death Benefit Guarantee Flex Agreement.

RISKS ASSOCIATED WITH THE DESIGNATED FUNDS. The Designated Funds use managed volatility strategies to help limit the fund's overall volatility and reduce the effects of significant market downturns during periods of high equity market volatility. The managed volatility strategy could also limit a fund's ability to participate in rising equity markets compared to otherwise similar funds that do not use a managed volatility strategy. Because the use of a managed volatility strategy may, in some markets, suppress the investment performance of a Designated Fund compared to other similar funds that do not employ such a strategy, investment in a Designated Fund could limit the growth of Accumulation Value under the Policy. See "General Descriptions -- The Funds" for a chart that contains the Designated Funds.

RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

SURRENDER AND PARTIAL SURRENDERS. Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See "Federal Tax Status."

QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard Underwriting Class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary's gross income for federal income tax purposes, and that the Accumulation Value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy Owner's estate, there is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".

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MODIFIED ENDOWMENT CONTRACT STATUS.  It is possible that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"), depending on how rapidly the Policy is funded. A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution taken before age 59 1/2 that is included in income. See "Federal Tax Status."

FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in-force. The deduction of monthly Policy charges will reduce your Accumulation Value.

The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, Owners could lose all or part of their premium payments.

PORTFOLIO RISKS. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy's schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

TRANSACTION FEES

This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.

        CHARGE                WHEN CHARGE IS                      AMOUNT DEDUCTED
                                 DEDUCTED            GUARANTEED CHARGE        CURRENT CHARGE
  Premium Charge(1)       Upon premium             10 percent             5 percent
                          payment, expressed as
                          a percentage of
                          premium payment

  Policy Change           Upon change in Face      $100                   $60
  Transaction Charge      Amount, Death Benefit
                          option, or Risk Class

  Partial Surrender       Upon partial             2 percent, not to      2 percent, not to
  Transaction Charge      surrender, expressed as  exceed $25             exceed $25
                          a percentage of amount
                          surrendered

  Transfer Transaction    Upon transfer            $25 for each transfer  Currently, no transfer
  Charge                                                                  transaction charge is
                                                                          assessed

  Illustrative Report     When an additional       $250 per Illustrative  $0 per Illustrative
  Charge(2)               Illustrative Report is   Report                 Report
                          requested

(1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to
    2.5 percent.
(2) The charge for Illustrative Reports will apply when the Policy Owner requests more than one Illustrative Report in one year.

NOTE ABOUT SURRENDER CHARGES: The Policy Issue Charge is used to calculate a Surrender Charge and is described further in the table of Periodic Charges other Than Investment Option Operating Expenses. For additional information regarding the Policy Issue Charge see "Policy Charges -- Accumulation Value Charges."

       PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.


         CHARGE                    WHEN CHARGE IS                      AMOUNT DEDUCTED
                                      DEDUCTED            GUARANTEED CHARGE       CURRENT CHARGE
  Monthly Policy              Monthly, expressed as      $12 plus $0.0125 per  $8
  Charge                      an amount of Face          $1,000
                              Amount

  Policy Issue
  Charge(1)

    MAXIMUM                   Monthly, within the        $0.55 per $1,000      $0.55 per $1,000
    CHARGE(2)                 first fifteen Policy
                              Years, and within the
                              first fifteen years of an
                              increase in Face
                              Amount, expressed as
                              an amount of Initial
                              Face Amount or Face
                              Amount increase

    MINIMUM                   Monthly, within the        $0.007 per $1,000     $0.007 per $1,000
    CHARGE(3)                 first fifteen Policy
                              Years, and within the
                              first fifteen years of an
                              increase in Face
                              Amount, expressed as
                              an amount of Initial
                              Face Amount or Face
                              Amount increase

    CHARGE FOR INSURED        Monthly, within the        $0.11 per $1,000      $0.11 per $1,000
    AGE 50 IN MALE,           first fifteen Policy
    STANDARD                  Years, and within the
    NON-TOBACCO RISK          first fifteen years of an
    CLASS, WITH LEVEL         increase in Face
    OPTION DEATH BENEFIT      Amount, expressed as
                              an amount of Initial
                              Face Amount or Face
                              Amount increase
  Cost of Insurance
  Charge(4)

    MAXIMUM                   Monthly, expressed as      $83.33 per $1,000     $83.33 per $1,000
    CHARGE(5)                 an amount of Net
                              Amount

    MINIMUM                   Monthly, expressed as      $0.004 per $1,000(7)  $0.003 per $1,000
    CHARGE(6)                 an amount of Net
                              Amount

    CHARGE FOR INSURED        Monthly, expressed as      $0.277 per $1,000     $0.166 per $1,000
    AGE 50 IN MALE,           an amount of Net
    STANDARD                  Amount
    NON-TOBACCO RISK
    CLASS

  Mortality and               Monthly, expressed as a    .075 percent          0.025 percent through
  Expense Risk Charge         percentage of the Policy                         Policy Year 15
                              Accumulation Value

        CHARGE                  WHEN CHARGE IS                        AMOUNT DEDUCTED
                                   DEDUCTED             GUARANTEED CHARGE           CURRENT CHARGE
  Indexed Accounts A        Monthly, expressed as    0.05 percent              0 percent
  and B Indexed             a percentage of
  Account Charge(8)         Accumulation Value in
                            Indexed Accounts A
                            and B and in Interim
                            Account
  Cash Extra Charge(9)

    MAXIMUM CHARGE          Monthly, expressed as    $100 per $1,000           $100 per $1,000
                            an amount of Face
                            Amount

    MINIMUM CHARGE          Monthly                  $0                        $0

    CHARGE FOR INSURED      Monthly, expressed as    $0.01 per $1,000          $0.01 per $1,000
    AGE 50 IN MALE,         an amount of Initial
    STANDARD                Face Amount
    NON-TOBACCO RISK
    CLASS, IMPAIRED
    DRIVING HISTORY

  Net Fixed Interest        Annually, on each        For policies in force     For policies in force
  Rate Policy Loan          Policy Anniversary,      less than ten years, 1.0  less than ten years, 1.0
  Interest Charge(10)       and upon a policy loan   percent annual rate       percent annual rate.
                            transaction, full                                  For policies in
                            surrender, policy                                  force more than ten
                            Termination or death                               years, 0.10 percent
                            of the Insured,                                    annual rate.
                            expressed as a
                            percentage of interest
                            on outstanding policy
                            fixed rate loan balance

  Variable Rate Policy      Annually, on each        The greater of:           4 percent
  Loan Interest Charge      Policy Anniversary,      (1) the published
                            and upon a policy loan   monthly average
                            transaction, full        (Moody's Corporate
                            surrender, policy        Bond Yield Average-
                            Termination or death     Monthly Average
                            of the Insured           Corporates) as
                                                     published by Moody's
                                                     Investors Service, Inc.
                                                     or its successor for the
                                                     calendar month ending
                                                     two months prior to
                                                     the date the rate of
                                                     interest for the policy
                                                     loan is determined, and
                                                     (2) the guaranteed
                                                     interest rate for the
                                                     Guaranteed Interest
                                                     Account plus one (1)
                                                     percent per annum.

(1) The Policy Issue Charge varies based on the insured's gender, Risk Class, age, the Death Benefit Option, and Face Amount option chosen. For Polices that are terminated or fully surrendered within the first fifteen years after Policy issue or within fifteen years of an increase in Face Amount, we will assess a surrender charge equal to the sum of any remaining Policy Issue Charges for the initial face amount or face amount increase multiplied by a factor of 3.75, as applicable.
(2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Standard Tobacco Risk Class, Age 75, Level Option Death Benefit, $100,000 Face Amount.
(3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Tobacco Risk Class, Age 0, Level Option Death Benefit, $100,000 Face Amount.
(4) The Cost of Insurance Charge will vary based on the insured's gender, Risk Class, and age.
(5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, Age 120.
(6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 10.
(7) The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(8) The Indexed Account Charge is assessed to help cover administrative and other expenses associated with making available the Fixed Indexed Accounts.

(9) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, Risk Class and age. See the Cash Extra Charge discussion in the section entitled "Policy Charges -- Cash Extra Charge."

(10)We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of five percent (5.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of four percent (4.0 percent) for Policies held less than ten years and an annual rate of four and nine-tenths percent (4.9 percent) for Policies held more than ten years.

     CHARGE FOR                WHEN CHARGE IS                AMOUNT DEDUCTED
     AGREEMENT(1)                 DEDUCTED         GUARANTEED CHARGE*   CURRENT CHARGE
  Waiver of Premium
  Agreement

    MAXIMUM                 Monthly, expressed as  $0.61 per $1,000    $0.61 per $1,000
    CHARGE(2)               an amount of Face
                            Amount

    MINIMUM                 Monthly, expressed as  $0.005 per $1,000   $0.005 per $1,000
    CHARGE(3)               an amount of Face
                            Amount

    CHARGE FOR INSURED      Monthly, expressed as  $0.10 per $1,000    $0.10 per $1,000
    AGE 50 IN MALE,         an amount of Face
    PREFERRED SELECT        Amount
    NON-TOBACCO RISK
    CLASS, WITH
    LEVEL OPTION
    DEATH BENEFIT

  Waiver of Charges
  Agreement

    MAXIMUM                 Monthly, expressed as  $0.56 per $1,000    $0.56 per $1,000
    CHARGE(4)               an amount of Face
                            Amount

    MINIMUM                 Monthly, expressed as  $0.003 per $1,000   $0.003 per $1,000
    CHARGE(5)               an amount of Face
                            Amount

    CHARGE FOR INSURED      Monthly, expressed as  $0.074 per $1,000   $0.074 per $1,000
    AGE 50 IN MALE,         an amount of Face
    PREFERRED SELECT        Amount
    NON-TOBACCO RISK
    CLASS, WITH
    LEVEL OPTION
    DEATH BENEFIT

  Accidental Death
  Benefit Agreement

    MAXIMUM                 Monthly, expressed as  $0.14 per $1,000    $0.14 per $1,000
    CHARGE(6)               an amount of Face
                            Amount

    MINIMUM                 Monthly, expressed as  $.01 per $1,000     $.01 per $1,000
    CHARGE(7)               an amount of Face
                            Amount

    CHARGE FOR INSURED      Monthly, expressed as  $.08 per $1,000     $.08 per $1,000
    AGE 50 IN MALE,         an amount of Face
    STANDARD                Amount
    NON-TOBACCO RISK
    CLASS, WITH
    LEVEL OPTION
    DEATH BENEFIT

     CHARGE FOR                 WHEN CHARGE IS                 AMOUNT DEDUCTED
     AGREEMENT(1)                  DEDUCTED          GUARANTEED CHARGE*   CURRENT CHARGE
  Level Term Insurance
  Agreement

    MAXIMUM                 Monthly, expressed as    $83.33 per $1,000   $13.44 per $1,000
    CHARGE(8)               an amount of Face
                            Amount

    MINIMUM                 Monthly, expressed as    $0.015 per $1,000   $0.005 per $1,000
    CHARGE(9)               an amount of Face
                            Amount

    CHARGE FOR INSURED      Monthly, expressed as    $0.28 per $1,000    $0.17 per $1,000
    AGE 50 IN MALE,         an amount of Face
    STANDARD                Amount
    NON-TOBACCO RISK
    CLASS, WITH
    LEVEL OPTION
    DEATH BENEFIT

  Children's Term           Monthly, expressed as    $0.195 per $1,000   $0.063 per $1,000
  Agreement                 an amount of coverage

  Overloan Protection
  Agreement

    MAXIMUM                 Upon exercise of         7 percent           5 percent
    CHARGE(10)              Agreement, expressed
                            as a percentage of
                            Policy Accumulation
                            Value upon exercise of
                            Agreement

    MINIMUM                 Upon exercise of         7 percent           5 percent
    CHARGE(11)              Agreement, expressed
                            as a percentage of
                            Policy Accumulation
                            Value upon exercise of
                            Agreement

    CHARGE FOR INSURED      Upon exercise of         7 percent           5 percent
    AGE 75 IN MALE,         Agreement, expressed
    STANDARD                as a percentage of
    NON-TOBACCO             Policy Accumulation
    RISK CLASS              Value upon exercise of
                            Agreement

  Guaranteed
  Insurability
  Option(12)

    MAXIMUM                 Monthly, expressed as    $0.192 per $1,000   $0.192 per $1,000
    CHARGE(13)              an amount of additional
                            insurance coverage

    MINIMUM                 Monthly, expressed as    $0.032 per $1,000   $0.032 per $1,000
    CHARGE(14)              an amount of additional
                            insurance coverage

    CHARGE FOR INSURED      Monthly, expressed as    $0.044 per $1,000   $0.044 per $1,000
    AGE 7 IN MALE,          an amount of additional
    PREFERRED               insurance coverage
    NON-TOBACCO RISK
    CLASS

     CHARGE FOR                 WHEN CHARGE IS                    AMOUNT DEDUCTED
     AGREEMENT(1)                  DEDUCTED           GUARANTEED CHARGE*     CURRENT CHARGE
  Long Term Care
  Agreement(15)

    MAXIMUM                 Monthly, expressed as    $3.619 per $1,000     $2.353 per $1,000
    CHARGE(16)              an amount of long term
                            care Net Amount at
                            Risk

    MINIMUM                 Monthly, expressed as    $0.014 per $1,000     $0.00483 per $1,000
    CHARGE(17)              an amount of long term
                            care Net Amount at
                            Risk

    CHARGE FOR INSURED      Monthly, expressed as    $0.287167 per $1,000  $0.11 per $1,000
    AGE 55 IN MALE,         an amount of long term
    STANDARD                care Net Amount at
    NON-TOBACCO RISK        Risk
    CLASS, 2% MONTHLY
    BENEFIT PERCENTAGE

  Inflation
  Agreement(18)

    MAXIMUM CHARGE          Monthly                  $5.00                 $5.00

    MINIMUM CHARGE          Monthly                  $0.50                 $0.50

    CURRENT CHARGE FOR      Monthly                  $0.83                 $0.83
    ALL INSUREDS

  Guaranteed
  Insurability Option
  for Business(19)

    MAXIMUM                 Monthly, expressed as    $0.602 per $1,000     $0.602 per $1,000
    CHARGE(20)              an amount of additional
                            insurance coverage

    MINIMUM                 Monthly, expressed as    $0.065 per $1,000     $0.065 per $1,000
    CHARGE(21)              an amount of additional
                            insurance coverage

    CHARGE FOR INSURED      Monthly, expressed as    $0.273 per $1,000     $0.273 per $1,000
    MALE STANDARD           an amount of additional
    NON-TOBACCO,            insurance coverage
    AGE 45

  Business
  Continuation
  Agreement(22)

    MAXIMUM CHARGE          Monthly, expressed as    $0.328 per $1,000     $0.328 per $1,000
    PER DESIGNATED          an amount of additional
    LIFE(23)                insurance coverage

    MINIMUM CHARGE          Monthly, expressed as    $0.0083 per $1,000    $0.0083 per $1,000
    PER DESIGNATED          an amount of additional
    LIFE(24)                insurance coverage

      CHARGE FOR                WHEN CHARGE IS                   AMOUNT DEDUCTED
     AGREEMENT(1)                  DEDUCTED          GUARANTEED CHARGE*     CURRENT CHARGE
    CHARGE FOR INSURED       Monthly, expressed as  $0.013 per $1,000     $0.013 per $1,000
    MALE, STANDARD           an amount of
    NON-TOBACCO,             additional insurance
    AGE 40,                  coverage
    DESIGNATED INSURED
    MALE NON-TOBACCO,
    AGE 40

  Death Benefit
  Guarantee Flex
  Agreement

    MAXIMUM                  Monthly, expressed as  $0.34 per $1,000      $0.34 per $1,000
    CHARGE(25)               an amount of Initial
                             Face Amount or Face
                             Amount increase
                             including any Level
                             Term Insurance Face
                             Amount

    MINIMUM                  Monthly, expressed as  $0.24 per $1,000      $0.24 per $1,000
    CHARGE(26)               an amount of Initial
                             Face Amount or Face
                             Amount increase
                             including any Level
                             Term Insurance Face
                             Amount

    CHARGE FOR INSURED       Monthly, expressed as  $0.087 per $1,000     $0.087 per $1,000
    MALE STANDARD            an amount of Initial
    NON-TOBACCO,             Face Amount or Face
    LEVEL DEATH BENEFIT      Amount increase
    OPTION AGE 55            including any Level
                             Term Insurance Face
                             Amount

  Accelerated Death
  Benefit for Chronic
  Illness Agreement(27)

    MAXIMUM                  Monthly, expressed as  $3.619 per $1,000     $2.353 per $1,000
    CHARGE(28)               an amount of chronic
                             illness Net Amount at
                             Risk

    MINIMUM                  Monthly, expressed as  $0.014 per $1,000     $0.00483 per $1,000
    CHARGE(29)               an amount of chronic
                             illness Net Amount at
                             Risk

    CHARGE FOR INSURED       Monthly, expressed as  $0.287167 per $1,000  $0.11 per $1,000
    AGE 55 IN MALE,          an amount of chronic
    STANDARD                 illness Net Amount at
    NON-TOBACCO RISK         Risk
    CLASS, 2% MONTHLY
    BENEFIT PERCENTAGE


(1) The charges for the Waiver of Premium Agreement, Waiver of Charges Agreement, Accidental Death Benefit Agreement, Level Term Insurance Agreement, Guaranteed Insurability Option,

     Long Term Care Agreement and Accelerated Death Benefit for Chronic Illness Agreement vary based on the insured's gender, Risk Class, age, and Death Benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, Risk Class, Age, and Accumulation Value under the Policy upon exercise of that Agreement.

(2) The maximum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Age 59, Increasing Death Benefit Option.
(3) The minimum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Death Benefit Option.
(4) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Death Benefit Option.
(5) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-tobacco, Age 0, Increasing Death Benefit Option.
(6) The maximum Accidental Death Benefit Agreement Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Issue Age 70.
(7) The minimum Accidental Death Benefit Agreement Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco, Issue Age 0.
(8) The maximum Level Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 90, Level Death Benefit Option.
(9) The minimum Level Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6, Level Death Benefit Option.
(10) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.
(11) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, Age 99.
(12) The Guaranteed Insurability Option (GIO) Charge varies based upon the insured's gender, Risk Class, age and the amount of additional coverage layer that is elected when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled "Supplemental Agreements."
(13) The maximum Guaranteed Insurability Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 37.
(14) The minimum Guaranteed Insurability Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 0.

(15) See the Long Term Care Agreement discussion in the section entitled "Supplemental Agreements."

(16) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 75, 4% monthly benefit.
(17) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.
(18) The Inflation Agreement Charge is the same for all genders, Risk Classes, and Ages. See the Inflation Agreement discussion in the section entitled "Supplemental Agreements."

(19) The Guaranteed Insurability Option for Business (GIOB) Charge varies based upon the insured's age and tobacco status. See the Guaranteed Insurability Option for Business discussion in the section entitled "Supplemental Agreements."

(20) The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.
(21) The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.

(22) The Business Continuation Agreement Charge varies based upon the insured's age and tobacco status. See the Business Continuation Agreement discussion in the section entitled "Supplemental Agreements."

(23) The maximum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.
(24) The minimum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.
(25) The maximum Death Benefit Guarantee Flex Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Age 75.
(26) The minimum Death Benefit Guarantee Flex Charge assumes that the insured has the following characteristics: Female, Preferred Non-tobacco, Age 0.

(27) See the Accelerated Death Benefit for Chronic Illness Agreement discussion in the section entitled "Supplemental Agreements."
(28) The maximum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(29) The minimum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.

* Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.

              TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS/(1,3)/


The next table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2016. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.



                                     CHARGE                                          MINIMUM MAXIMUM
  Total Annual Portfolio Operating Expenses (expenses that are deducted from
  Portfolio assets include management fees, distribution or service (12b-1) fees,
  and other expenses)(2)                                                              0.20%   1.69%

(1) If the Policy Owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."
(2) The minimum and maximum Total Annual Portfolio Company Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.

(3) The table showing the range of expenses for the Portfolios takes into account the expenses of the SFT Advantus Dynamic Managed Volatility Fund, SFT Advantus Managed Volatility Equity Fund, AB VPS Dynamic Asset Allocation Portfolio, Ivy VIP Pathfinder Moderate -- Managed Volatility Fund, TOPS(R) Managed Risk Flex ETF Portfolio and PIMCO VIT Global Diversified Allocation Portfolio, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, or in some cases exchange traded funds of ETF's (each an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of the Portfolios expenses, we have taken into account the information received from portfolio advisors on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by a portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectus for each of the Fund of funds for a presentation of the applicable Acquired Fund fees and expenses.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a "separate account" under the federal securities laws.

We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Account currently has 21 Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

                                    INVESTMENT                      INVESTMENT
       FUND/PORTFOLIO         ADVISER AND SUB-ADVISER                OBJECTIVE
       --------------         -----------------------                ----------
AB VARIABLE PRODUCTS SERIES FUND, INC.
Dynamic Asset Allocation      AllianceBernstein L.P.   Seeks to maximize total return
Portfolio -- Class B Shares*                           consistent with the Adviser's
                                                       determination of reasonable risk.
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Value   Invesco Advisers, Inc.   To provide above-average total return
Fund -- Series I Shares                                over a market cycle of three to five
                                                       years by investing in common stocks
                                                       and other equity securities.

                                                       INVESTMENT                              INVESTMENT
              FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                       OBJECTIVE
              --------------                     -----------------------                       ----------
AMERICAN FUNDS INSURANCE SERIES(R)
International Fund -- Class 1 Shares        Capital Research and Management    The fund's investment objective is to
                                            Company                            provide you with long-term growth of
                                                                               capital.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small Cap Value VIP                Franklin Advisory Services, LLC    Seeks long-term total return. Under
Fund -- Class 1 Shares                                                         normal market conditions, the fund
                                                                               invests at least 80% of its net assets in
                                                                               investments of small capitalization
                                                                               companies.
IVY VARIABLE INSURANCE PORTFOLIOS
Ivy VIP Asset Strategy -- Class II Shares   Ivy Investment Management Company  Seeks to provide total return.

Ivy VIP Pathfinder Moderate -- Managed      Ivy Investment Management Company  To seek to provide total return
Volatility -- Class II Shares*              SUB-ADVISER: Advantus Capital      consistent with a moderate level of risk
                                            Management, Inc.                   as compared to the other Ivy VIP
                                                                               Pathfinder Managed Volatility
                                                                               Portfolios, while seeking to manage
                                                                               volatility of investment return.
MFS(R) VARIABLE INSURANCE TRUST II
MFS(R) International Value Fund -- Initial  Massachusetts Financial Services   To seek capital appreciation.
Class                                       Company
MORGAN STANLEY VARIABLE INSURANCE FUND, INC.
Morgan Stanley VIF Emerging Markets         Morgan Stanley Investment          Seeks long-term capital appreciation by
Equity Portfolio -- Class II Shares         Management Inc.                    investing primarily in growth-oriented
                                                                               equity securities of issuers in emerging
                                                                               market countries.
NORTHERN LIGHTS VARIABLE TRUST (TOPS)
TOPS(R) Managed Risk Flex ETF Portfolio*    ValMark Advisers, Inc.             Seeks to provide income and capital
                                            SUB-ADVISER: Milliman, Inc.        appreciation with less volatility than
                                                                               the fixed income and equity markets as
                                                                               a whole.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Global Diversified Allocation     Pacific Investment Management      Seeks to maximize risk-adjusted total
Portfolio -- Advisor Class Shares*          Company LLC ("PIMCO")              return relative to the blend of 60%
                                                                               MSCI World Index 40% Bloomberg
                                                                               Barclays U.S. Aggregate Index.
SECURIAN FUNDS TRUST
SFT Advantus Bond Fund -- Class 1           Advantus Capital Management, Inc.  Seeks as high a level of a long-term
Shares                                                                         total rate of return as is consistent with
                                                                               prudent investment risk. The Portfolio
                                                                               also seeks preservation of capital as a
                                                                               secondary objective.

                                                      INVESTMENT                               INVESTMENT
            FUND/PORTFOLIO                     ADVISER AND SUB-ADVISER                         OBJECTIVE
            --------------                      -----------------------                        ----------

SFT Advantus Dynamic Managed            Advantus Capital Management, Inc.       Seeks to maximize risk-adjusted total
Volatility Fund*                                                                return relative to its blended benchmark
                                                                                index, comprised of 60% S&P 500 Index
                                                                                and 40% Bloomberg Barclays U.S.
                                                                                Aggregate Bond Index (the Benchmark
                                                                                Index).

SFT Advantus Index 400 Mid-Cap          Advantus Capital Management, Inc.       Seeks investment results generally
Fund -- Class 1 Shares                                                          corresponding to the aggregate price
                                                                                and dividend performance of the
                                                                                publicly traded common stocks that
                                                                                comprise the Standard & Poor's 400
                                                                                MidCap Index (the S&P 400).

SFT Advantus Index 500 Fund -- Class 1  Advantus Capital Management, Inc.       Seeks investment results that
Shares                                                                          correspond generally to the price and
                                                                                yield performance of the common
                                                                                stocks included in the Standard &
                                                                                Poor's 500 Composite Stock Price
                                                                                Index (the S&P 500).

SFT Advantus Managed Volatility Equity  Advantus Capital Management, Inc.       Seeks to maximize risk-adjusted total
Fund*                                                                           return relative to its blended
                                                                                benchmark index, comprised of 60%
                                                                                S&P 500 Low Volatility Index, 20%
                                                                                S&P BMI International Developed Low
                                                                                Volatility Index and 20% Bloomberg
                                                                                Barclays U.S. 3 Month Treasury
                                                                                Bellwether Index (the Benchmark
                                                                                Index).

SFT Advantus Real Estate Securities     Advantus Capital Management, Inc.       Seeks above average income and long-
Fund -- Class 1 Shares                                                          term growth of capital.

SFT Ivy/SM/ Growth Fund                 Advantus Capital Management, Inc.       Seeks to provide growth of capital.
                                        SUB-ADVISER: Waddell & Reed
                                        Investment Management Company

SFT Ivy/SM/ Small Cap Growth Fund       Advantus Capital Management, Inc.       Seeks to provide growth of capital.
                                        SUB-ADVISER: Waddell & Reed
                                        Investment Management Company

SFT Pyramis(R) Core Equity Fund --      Advantus Capital Management, Inc.       Seeks long-term capital appreciation.
Class 1 Shares                          Sub-Adviser: Fidelity Institutional
                                        Asset Management

SFT T. Rowe Price Value Fund            Advantus Capital Management, Inc.       Seeks to provide long-term capital
                                        SUB-ADVISER: T. Rowe Price Associates,  appreciation by investing in common
                                        Inc.                                    stocks believed to be undervalued.
                                                                                Income is a secondary objective.
VANGUARD(R) VARIABLE INSURANCE FUND
Small Company Growth Portfolio          ArrowMark Colorado Holdings, LLC        Seeks long-term capital appreciation.
                                        and The Vanguard Group, Inc.


* Designated Fund. This Fund employs a managed volatility strategy.

ADDITIONS, DELETIONS OR SUBSTITUTIONS
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

WE RESERVE THE RIGHT TO ADD ADDITIONAL SUB-ACCOUNTS THAT WILL BE CLASSIFIED AS DESIGNATED FUNDS.

We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of Policy Owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

THE GUARANTEED INTEREST ACCOUNT, THE FIXED INDEXED ACCOUNTS AND THE FIXED LOAN ACCOUNT

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish.

Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interests in the Fixed Indexed Accounts have not been registered with the SEC. Minnesota Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Fixed Indexed Accounts to qualify for an exemption from registration under the federal securities laws under
Section 3(a)(8) of the Securities Act of 1933. With respect to the Fixed Indexed Accounts, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)--(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of our General Account for the specific benefit of policies of this class. Allocations to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account. Policy Owners do not share in the actual investment experience of the assets in our General Account.

INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Variable Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. You may also allocate all of the Net Premiums or transfer Accumulation Value to the Fixed Indexed Accounts. Transfers among and between the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.

GUARANTEED INTEREST ACCOUNT. We bear the full investment risk for amounts allocated to the Guaranteed Interest Account and guarantee that interest credited to each Owner's Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of interest of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to credit interest in excess of 2 percent per year, and may not do so. Any interest credited on the Policy's Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum interest rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.

FIXED INDEXED ACCOUNTS. Each Fixed Indexed Account is comprised of Segments. A Segment is established when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date, transfer Accumulation Value from the Interim Account to a Fixed Indexed Account on an Interim Account Transfer Date or rollover Accumulation Value from a prior Segment to a new Segment. Each Segment has a duration of one year, known as an Index Credit Term.

We do not allow additional allocations of Net Premium or Accumulation Value to a Segment during the Index Credit Term and you may not transfer Accumulation Value from a Segment to any other Investment Option under the Policy until the end of an Index Credit Term. At the end of an Index Credit Term, we will automatically transfer your Accumulation Value in the Segment to a new Segment in the same Fixed Indexed Account unless you have instructed us to transfer the Accumulation Value to one or more other Investment Options available under the Policy prior to the end of the Index Credit Term.

We credit interest to your Accumulation Value in each Segment, known as an Index Credit. At the end of an Index Credit Term, we credit an Index Credit based in part on any positive change in the S&P 500(R), over the Index Credit Term. We do not credit negative interest to Accumulation Value in a Segment, which means that if there is a negative change in the value of S&P 500(R) over the Index Credit Term, we will not reduce your Accumulation Value in that Segment to reflect the negative change in the S&P 500(R). However, in that case, we will also not credit any Index Credit to your Accumulation Value in the Segment.

Each Segment is subject to a Participation Rate. The Participation Rate is a percentage of a positive change in the S&P 500(R) or the Growth Cap that we use to calculate Index Credits that we credit your Accumulation Value in a Segment.

The Growth Cap is the highest positive percentage change in the value of the S&P 500(R) over an Index Credit Term that we will use in determining the amount of an Index Credit. If the actual positive percentage change in value of the S&P 500(R) over the Index Credit Term is higher than the Growth Cap, we will use the Growth Cap to determine the Index Credit. In that case, we will multiply the Growth Cap by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. If the positive percentage change in value of the S&P 500(R) is less than the Growth Cap and more than zero, we would use the percentage change in value of the S&P 500(R) to determine the Index Credit rate and Index Credit.

The Growth Cap for new Segments in each Fixed Indexed Account is subject to change at the Company's discretion, however, once we set the Growth Cap for a Segment, that Growth Cap will not change for the duration of the Index Credit Term. We guarantee that the Growth Cap for Fixed Indexed Account A will not be lower than a 2% annual interest rate and the Growth Cap for Fixed Indexed Account B will not be lower than a 1.43% annual interest rate.

We will notify you in your Annual Report or by other written notice of the Growth Cap and Participation Rate for new Segments beginning after the date of the Annual Report.


The way we calculate Index Credits is different from the way Accumulation Value allocated to the Variable Account, such as the SFT Advantus Index 500 Fund Sub-Account, is calculated. The SFT Advantus Index 500 Fund Sub-Account invests in the SFT Advantus Index 500 Fund, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500(R) Index. Accumulation value allocated to the SFT Advantus Index 500 Fund Sub-Account is valued daily based on the net asset value of the underlying SFT Advantus Index 500 Fund. The SFT Advantus Index 500 Fund Sub-Account reflects changes in the net asset value of the underlying SFT Advantus Index 500 Fund.

Conversely, the Fixed Indexed Accounts are part of the Company's General Account. Investment of General Account assets is at Minnesota Life's sole discretion, subject to applicable law and regulation. Index Credits credited to Segments in any of the Fixed Indexed Account are linked to the performance of the S&P 500(R). We use a one-year point-to-point interest crediting strategy that credits interest based on the percentage change in value of the S&P 500(R) between two points in time over a one year period, the Index Credit Term, or the Growth Cap, subject to a Participation Rate, as described above.

There is no guarantee that any Index Credit will be credited to your Accumulation Value in a Segment at the end of an Index Credit Term.

The growth caps and participation rates that apply to accumulation value in the fixed indexed accounts are shown in the following chart:


       GROWTH CAPS       INDEXED SEGMENT
                         CREATED OR RESULTING
                         FROM A TRANSFER FROM A          INDEXED   INDEXED
                         PRIOR SEGMENT IN:              ACCOUNT A ACCOUNT B
                         May 2015 and later               9.00%     6.00%

    PARTICIPATION RATES  PARTICIPATION RATE FOR
                         INDEXED SEGMENTS
                         CREATED OR RESULTING
                         FROM A TRANSFER FROM A
                         PRIOR SEGMENT IN:
                         ----------------------
                         May 2015 and later                100%      140%
                         GUARANTEED PARTICIPATION RATE     100%      140%


EXAMPLES. Set forth below is a set of examples for each Indexed Account option that shows how we calculate Index Credits.

INDEXED ACCOUNT A

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  APPLICABLE GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 9%, or 0.09;

  .  The Participation Rate for the Segment is 100%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result
(50) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,050 - 1,000
                       -----------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (9.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           5.00% X $10,000  =   $500

The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index
Credit equals $10,500 ($10,000 + $500).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS APPLICABLE GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result
(200) by the value of the S&P 500(R) on the Segment Date (1,000).

                               1,200 - 1,000
                       -----------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (9.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (9.00%) by the Participation Rate (100%) to determine the Index Credit rate (9.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (9.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           9.00% X $10,000  =   $900

The Segment earned a $900 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,900 ($10,000 + $900).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                               700 - 1,000
                       ---------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

INDEXED ACCOUNT B

The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.

EXAMPLE 1:  APPLICABLE GROWTH CAP RATE EXCEEDS PERCENTAGE INCREASE FOR INDEX

Assumptions:

  .  The value of the S&P 500(R) on the Segment Date is 1,000;

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,050;

  .  The Growth Cap for the Segment is 6%, or 0.06;

  .  The Participation Rate for the Segment is 140%; and

  . The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,050). We divide the result
(50) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,050 - 1,000)
                      -------------------------=   5.00%
                               1,000

Second, we multiply the lesser of the result (5.00%) and the Growth Cap (6.00%) by the Participation Rate (140%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (140%) to determine the Index Credit rate (7.00%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (7.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           7.00% X $10,000  =   $700

The Segment earned a $700.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,700 ($10,000 + $700).

EXAMPLE 2:  PERCENTAGE INCREASE OF INDEX EXCEEDS APPLICABLE GROWTH CAP

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 1,200.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (1,200). We divide the result
(200) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (1,200 - 1,000)
                      -------------------------=   20.00%
                               1,000

Second, we multiply the lesser of the result (20.00%) and the Growth Cap (6.00%) by the Participation Rate (140%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (6.00%) by the Participation Rate (140%) to determine the Index Credit rate (8.40%).

Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (8.40%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).

                           8.40% X $10,000  =   $840

The Segment earned an $840 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,840 ($10,000 + $840).

EXAMPLE 3:  INDEX DECLINES

Assumptions are the same as Example 1, except:

  .  The value of the S&P 500(R) at the end of the Index Credit Term is 700.

First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500(R) on the Segment Date (1,000) from the value of the S&P 500(R) at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500(R) on the Segment Date (1,000).

                              (700 - 1,000)
                      -----------------------=   -30.00%
                              1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.

The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).

GUARANTEED MINIMUM ACCUMULATION VALUE. The Policy has a guaranteed minimum Accumulation Value that is available upon Termination or surrender of the Policy, the death of the insured, or maturity. We calculate the guaranteed minimum Accumulation Value for the Policy by crediting interest on the Accumulation Value in the Guaranteed Interest Account, the Interim Account, and Fixed Indexed Accounts, on a daily basis at a minimum annual rate of interest of 2%. Deductions for current monthly Policy charges, excluding the Indexed Account Charge, will reduce the guaranteed minimum Accumulation Value. In addition, partial surrenders from and transfers of Accumulation Value out of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value. A partial surrender of Accumulation Value from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount withdrawn. Likewise, a transfer of Accumulation Value out of the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount transferred.

We will assess the Partial Surrender Transaction Charge and the Transfer Transaction Charge against the Policy's Accumulation Value in the same order as we assess other charges against Accumulation Value. This means that the guaranteed minimum Accumulation Value will only be affected by the Partial Surrender Transaction Charge and the Transfer Transaction Charge if the transfer occurs from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. See "Deduction of Accumulation Value Charges."

We use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable on the death of the Insured, any amount payable upon Surrender of the Policy, upon Termination or maturity where the guaranteed minimum Accumulation Value exceeds the Accumulation Value under the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. For purposes of calculating the Death Benefit or Surrender Value or amount payable upon Termination or maturity, we compare the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options against the Accumulation Value in each of those Accounts. Where the guaranteed minimum Accumulation Value exceeds the Accumulation Value in the investment option at the date of death of the insured, surrender, Termination or maturity of the Policy, we use the guaranteed minimum Accumulation Value to calculate the death benefit payable, surrender value of the Policy or amount payable upon Termination or maturity. Conversely, where the guaranteed minimum Accumulation Value is less than the Accumulation Value in the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options, we will use the Accumulation Value to calculate the Death Benefit payable, surrender value of the Policy or amount payable upon Termination or maturity. We will not use the guaranteed minimum Accumulation Value to calculate any other values under the Policy, including amounts available for policy loan or partial surrender.

The guaranteed minimum Accumulation Value will not extend the time Your Policy remains in force in the event of Policy Termination. In that event, we will send you the remaining guaranteed minimum Accumulation Value, less any outstanding Policy loan, Policy loan interest due, and any surrender charge that may apply, in the form of cash. If the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account or Fixed Indexed Account is less than the Accumulation Value for that option, we will not pay you any amount for that General Account option upon Termination of the Policy. The amount of cash you will receive upon Policy Termination will be the sum of the excess of the guaranteed minimum Accumulation Value over the Accumulation Value for each of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options.

EXAMPLE: The example below compares the calculation of the guaranteed minimum Accumulation Value and the Accumulation Value under Fixed Indexed Account A over a five year period.

------------------------------------------------------------------------------------------------------------

                          Fixed Indexed Account Information

      Participation Rate:
      Growth                         100%
      Cap                              9%   (assumed constant over 5 year period)
      ------------------------------------------------------------------------------------------------------
                                                                                                Greater of
                                                                                   Guaranteed  Fixed Indexed
                                                                                    Minimum     Account and
        Annual                                                                    Accumulation  Guaranteed
      Increase in                                                    Accumulation Value (using    Minimum
       External                 Segment   Accumulation Value  Index  Value After  2% Interest  Accumulation
Year    Index      Growth Cap Growth Rate Before Index Credit Credit Index Credit   Credit)        Value

 1       -10%          9%         -10.00%          880           -        880          899           899

 2       -15%          9%         -15.00%        1,760           -      1,760        1,815         1,815

 3        7%           9%           7.00%        2,640         185      2,825        2,750         2,825

 4       16%           9%           9.00%        3,705         333      4,038        3,704         4,038

 5       20%           9%           9.00%        4,918         443      5,361        4,677         5,361
------------------------------------------------------------------------------------------------------------

Under the above example, if the insured were to die or the Owner were to surrender the Policy in the first two years, we would use the guaranteed minimum Accumulation Value to calculate the death benefit payable or Surrender Value of the Policy since in each of those years the guaranteed minimum Accumulation Value would exceed the Accumulation Value in Fixed Indexed Account
A. We would also use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy in the third year prior to the end of the Index Credit Term since the guaranteed minimum Accumulation Value would also exceed the Accumulation Value in Fixed Indexed Account A up to that point. Remember, we credit Index Credits only at the end of the Index Credit Term. After the end of the Index Credit Term in year three and for years four and five, the Accumulation Value in Fixed Indexed Account A would exceed the guaranteed minimum Accumulation Value. For those years, we would use the Accumulation Value in Fixed Indexed Account A to calculate the death benefit payable or Surrender Value of the Policy.

The example below shows the impact on both the guaranteed minimum Accumulation Value and the Accumulation Value under the Fixed Indexed Accounts when a partial surrender is requested.

EXAMPLE. In this example, a partial surrender is taken at the end of the second year where all of the Fixed Indexed Account Accumulation Value is withdrawn in the partial surrender of the Policy. This may occur only if there is sufficient Accumulation Value in the other Accounts to prevent the Policy from terminating. Since our policy is to take the partial surrender transaction charge from the remaining Accounts in the order specified for Accumulation Value Charges, the charge is ignored for purposes of this example. Using the values in the prior example shown above, if all of the Fixed Indexed Account Accumulation Value of $1,760 is surrendered, the Fixed Indexed Account Accumulation Value will equal $0 and the guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts will equal $55 ($1,815 of guaranteed minimum Accumulation Value less $1,760 of Accumulation Value withdrawn). Assuming at least one other Account has sufficient Accumulation Value to prevent the Policy from terminating, we will continue to credit interest at the guaranteed minimum rate on the remaining guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts of $55 while the Policy remains in force. We will use the Fixed Indexed Account guaranteed minimum Accumulation Value of $55 plus accrued interest at the guaranteed minimum rate, as well as any additional guaranteed minimum Accumulation Value related to the Guaranteed Interest or the Interim Accounts, to compute surrender proceeds if the Policy is surrendered, to pay You in cash if the Policy terminates or to calculate the Death Benefit if the insured dies.

EXAMPLE. In the following example we illustrate the impact of the guaranteed minimum Accumulation Value when the Policy terminates. This example assumes the Policy Owner has allocated amounts to both the Guaranteed Interest Account and one or both of the Fixed Indexed Accounts while the Policy was in force, there are no outstanding Policy loans and no Surrender charges apply. The Policy terminates with the following Accumulation Value and guaranteed minimum Accumulation Value for the Guaranteed Interest Account and the Fixed Indexed
Accounts:

                                                       GUARANTEED MINIMUM
       ACCOUNT                      ACCUMULATION VALUE ACCUMULATION VALUE
       -------                      ------------------ ------------------
       Guaranteed Interest Account.         $0                $ 0
       Fixed Indexed Accounts......         $0                $55
                                            --                ---
          Total....................         $0                $55
                                            ==                ===

Since the Policy Accumulation Value of $0 is insufficient to pay the next monthly Policy charges, the Policy will terminate. When this occurs, we will send the Policy owner a check for the total amount of the guaranteed minimum Accumulation Value, or $55. Since there are no outstanding Policy loans, no Policy loan interest is due, and no surrender charges apply, the Policy Owner would receive the entire $55 in the form of cash.

FIXED LOAN ACCOUNT VALUE. We bear the full investment risk for amounts allocated to the Fixed Loan Account. The Fixed Loan Account Accumulation Value is the sum of all fixed interest rate policy loans, less all fixed interest rate policy loan repayments. This amount will be increased by any Fixed Loan Account interest and reduced by any Fixed Loan Account interest allocated to the Guaranteed Interest Account, the Fixed Indexed Accounts or the Variable Account. The Fixed Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 4 percent. Any interest credited on the Policy's Accumulation Value in the Fixed Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Variable Account.

INFORMATION ABOUT THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE

This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE. Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option selected; the insured's Age at issue, gender, risk classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.

If your Policy is issued with the DBGF Agreement transfers of Accumulation value among the Sub-Accounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the death benefit guarantee remains in effect. See "Supplemental Agreements -- Death Benefit Guarantee Flex Agreement."

POLICY CHANGES

The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy's Accumulation Value or a change in risk classification is also considered a policy change. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first Policy Year.

A request to change your Policy's Face Amount must be made within the insured's lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.

You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.

To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.

If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:

    1.first, from the most recent increase in Face Amount;

    2.second, from the next most recent increase in Face Amount; and

    3.finally, the Initial Face Amount.

If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See "Federal Tax Status."


If you have chosen the Level Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of the Policy if the Increasing Option Death Benefit is in effect.

If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of the Segment Terms for each Segment. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.


If your policy is issued with the DBGF Agreement your allocation of Net Premium among the Sub-Accounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the death benefit guarantee remains in effect. See "Supplemental Agreements -- Death Benefit Guarantee Flex Agreement."

Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium or Age of the insured.

You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Policy changes will only be made on a monthly anniversary. You may make one or a combination of policy changes on a given monthly Policy Anniversary. Policy changes will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.

CHARGE FOR POLICY CHANGE. Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will only assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."

TRANSACTION REQUESTS. We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of the Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of the Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

For transactions involving transfers out of any of the Fixed Indexed Accounts, we will process transfers at the end of the current Segment Term(s).

Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include, among other things, changes in allocation of Net Premium payments among Investment Options. Requests for surrender, partial surrender and policy changes must be received by us at our Home Office in writing in Good Order. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone and must be received by us in Good Order . Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of Net Premium changes may also be submitted through our internet eService Center at www.securianservice.com. We treat requests made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. We treat requests submitted via mail as received when received in Good Order in the mailroom of our Home Office.

PROOF OF INSURABILITY. We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the Owner, no reduction is made in the Policy's Death Benefit. Decreases in Face Amount do not require evidence of insurability.

We may also require evidence of insurability to change the risk classification of the insured or to add additional Agreements to the Policy.

APPLICATIONS AND POLICY ISSUE

You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-85. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.

If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.

If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. If the Minimum Initial Premium is received prior to the Policy Date, life insurance coverage will not begin until the Initial Minimum Premium is paid. In order to comply with Federal Tax Law, we may hold that amount in a non-interest bearing account until the Policy Date. If we hold the premiums, on the Policy Date we will allocate the Initial Minimum Premium to the Guaranteed Interest Account, the Sub-Account of the Variable Account, the Interim Account, or the Fixed Indexed Accounts if the Policy Date is on the Interim Account Transfer Date according to your instructions. We currently do not enforce this right. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy data pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.

In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.

POLICY PREMIUMS

The amount of the Initial Minimum Premium will depend on the Policy's Initial Face Amount, the Death Benefit option, the insured's age at issue, gender, risk classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your Initial Minimum Premium.

All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our internet eService Center at www.securianservice.com.

Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.

When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.

You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the "PDA Minimum Rate") on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see "Supplemental Agreements -- Premium Deposit Account Agreement."

We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, to hold premium until the Policy Date or Policy Anniversary, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.

Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to fail the life insurance qualification test or become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate the Net Premium prior to the Policy's anniversary date, your Policy could fail to qualify as life insurance or become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from failing to qualify as life insurance or becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account, the Sub-Accounts of the Variable Account, the Interim Account or the Fixed Indexed Accounts if the allocation takes place on an Interim Account Transfer Date according to your instructions.

We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net premiums are allocated to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or sub-accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.

You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request in Good Order, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center. We treat requests to change your allocation instructions made via telephone, facsimile (FAX), and via our eService Center as received after the call or transmission ends and we receive the request in Good Order. The allocation of Net Premiums to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.

We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.

If you choose to allocate premium to the Guaranteed Interest Account, we will allocate an amount of the Net Premium, based on the percentage you have chosen, to that Account on the date the premium is received.

If you choose to allocate Net Premium to the Fixed Indexed Accounts, we will allocate the amount of the Net Premium, based on the percentages you have chosen, to the Interim Account on the date the premium is received if the date we receive the premium is not an Interim Account Transfer Date. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts according to your current allocation instructions. If we receive your premium payment on an Interim Account Transfer Date, we will allocate the amount of the Net Premium, based on the percentages you have chosen, directly to the Fixed Indexed Accounts.

If mandated under applicable law, we may reject a premium. We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured's death.

If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans-Termination" and "Policy Charges." We may also provide information about an Owner and an Owner's account to government regulators.

We reserve the right in our sole discretion to restrict, including eliminate altogether, the allocation of Net Premium and transfer of Accumulation Value to the Guaranteed Interest Account and Fixed Indexed Accounts.

If your policy is issued with the Death Benefit Guarantee Flex Agreement, we may also limit the amount of premium you may pay under the Policy. Please see "Supplemental Agreement -- Death Benefit Guarantee Flex Agreement" for more information.

SUB-ACCOUNT ALLOCATION

We do not restrict your allocation of Net Premium among the Sub-Accounts. However, if your Policy is issued with the DBGF Agreement, your allocation of Net Premium will affect the DBGA value, which in turn, determines the duration the benefit provided under the DBGF Agreement remains in effect. The Net Premium you allocate to a Sub-Account will be multiplied by the DBGA Account Allocation Factor specified for that Sub-Account to determine the DBGA value attributable to that Net Premium. The DBGA Account Allocation Factor for Designated Sub-Accounts will be higher than the DBGA Account Allocation Factor specified for other Investment Options available under the Policy.

As such, the allocation of Net Premium to a Designated Fund would result in a greater increase in the DBGA value that if the allocation were made to another Investment Option under the Policy. See "Supplemental Agreements -- Death Benefit Guarantee Flex Agreement."

If you make premium payments while benefits are paid on the LTC Agreement, you will only be able to allocate premium payments to the Guaranteed Interest Account.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.

If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.

ACCUMULATION VALUE

Your Policy's Accumulation Value equals your investment in the Guaranteed Interest Account, the Interim Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account, plus any collateral held in the Fixed Loan Account for any loans you have taken. The Accumulation Value of the Policy varies with the interest crediting experience of the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and Fixed Loan Account and the investment experience of the Sub-Accounts of the Variable Account.

Unlike a traditional fixed benefit life insurance policy, your Policy's Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Accumulation Value of the Variable Account varies daily with the investment performance of the Sub-Accounts and the Accumulation Value of the Fixed Indexed Accounts depends at least in part on positive changes in value of the S&P 500(R) Index over Segment Terms. Even if you continue to pay premiums as planned, your Accumulation Value in the Variable Account could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy's Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's Accumulation Value through our eService Center at www.securianservice.com.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE. The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:

  .  the Net Premiums you allocate to the Guaranteed Interest Account;

  . plus, any interest credited thereto, any fixed loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and from Segments of the Fixed Indexed Accounts and any allocation of Fixed Loan Account interest; and

  . less, any fixed interest rate policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and Segments of the Fixed Indexed Accounts and policy charges.

We credit interest to the Guaranteed Interest Account Accumulation Value daily at an annual rate of interest of not less than 2 percent. We may at our sole discretion, credit interest at a higher rate.

FIXED INDEXED ACCOUNT ACCUMULATION VALUE. The Fixed Indexed Account Accumulation Value of your Policy equals the sum of the Accumulation Value of all Segments in the Fixed Indexed Accounts. The value of a Segment on any day after the Segment Date is equal to:

  .  the value of the Segment as of the prior day; plus

  .  any Index Credits earned on the Segment since the prior day; minus

  . the amount of any transaction or monthly charges; or transfers or partial surrenders from the Segment since the prior day.

VARIABLE ACCOUNT ACCUMULATION VALUE. The Accumulation Value of your Policy in the Variable Account is not guaranteed. We determine your Policy's Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy's interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium payment at our Home Office in Good Order.

Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, fixed interest rate loan repayments, transfers and Fixed Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, fixed interest rate policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.

The Unit value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.

The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit value credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the unit value for the Sub-Account.

The gross investment rate is equal to:

    1.the net asset value per share of a Fund share held in the Sub-Account of the Variable Account determined at the end of the current valuation period; plus

    2.the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

    3.the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.

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

The table below identifies the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.


                                                                          ANNUAL UNIT
                                                                             VALUE
SUB-ACCOUNT                                                                 CREDIT
-----------                                                               -----------
AB Dynamic Asset Allocation Portfolio - Class B Shares...................    0.30
American Funds International Fund - Class 1 Shares.......................    0.00
Franklin Small Cap Value VIP Fund - Class 1 Shares.......................    0.15
Invesco V.I. American Value Fund - Series I Shares.......................    0.15
Ivy VIP Asset Strategy - Class II Shares.................................    0.45
Ivy VIP Pathfinder Moderate - Managed Volatility - Class II Shares.......    0.25
MFS(R) International Value Fund - Initial Class..........................    0.20
Morgan Stanley VIF Emerging Markets Equity Portfolio - Class II Shares...    0.50
PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class Shares.    0.25
SFT Advantus Bond Fund - Class 1 Shares..................................    0.05
SFT Advantus Dynamic Managed Volatility Fund.............................    0.22
SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares.....................    0.05
SFT Advantus Index 500 Fund - Class 1 Shares.............................    0.10
SFT Advantus Managed Volatility Equity Fund..............................    0.22
SFT Advantus Real Estate Securities Fund - Class 1 Shares................    0.10
SFT Ivy/SM/ Growth Fund..................................................    0.45

SFT Ivy/SM/ Small Cap Growth Fund........................................    0.45

SFT Pyramis(R) Core Equity Fund - Class 1 Shares.........................    0.20

SFT T. Rowe Price Value Fund.............................................    0.45

TOPS(R) Managed Risk Flex ETF Portfolio..................................    0.25

Vanguard(R) Small Company Growth Portfolio...............................    0.00


We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the close of trading on the New York Stock Exchange (typically 3:00 p.m. Central time).

Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds' Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding Portfolio, the investment adviser of that Portfolio or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Owners.

All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

FIXED LOAN ACCOUNT ACCUMULATION VALUE. The Fixed Loan Account Accumulation Value of your Policy equals the sum of the following:

  . all fixed interest rate policy loans less all fixed interest rate policy loan repayments;

  .  plus, any Fixed Loan Account interest; and

  . less, any Fixed Loan Account interest allocated to the Guaranteed Interest Account, Fixed Indexed Accounts or Variable Account.

We credit interest on the Fixed Loan Account Accumulation Value daily at an annual rate of interest of not less than 4 percent. We may, at our sole discretion, credit interest at a higher rate.

INTERIM ACCOUNT ACCUMULATION VALUE. The Interim Account Accumulation Value of your Policy on any day equals the sum of the following:

  .  the Interim Account Accumulation Value as of the prior day; plus

  . interest earned on Accumulation Value held in the Interim Account since the prior day; plus

  . the amount of any Net Premiums allocated to the Interim Account since the prior day; plus

  .  any fixed interest rate policy loan repayment since the prior day; minus

  . the amount of any charges assessed against the Interim Account since the prior day; minus

  .  the amount of any transfer from the Interim Account since the prior day;
     minus

  .  any applicable partial surrenders since the prior day.

We credit interest on Interim Account Accumulation Value at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.

TRANSFERS

You may transfer Accumulation Value between the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and the Sub-Accounts of the Variable Account and among the Sub-Accounts and Fixed Indexed Accounts.

VARIABLE ACCOUNT TRANSFERS. You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or systematic transfers. A rebalance reallocates your Accumulation Value in the Sub-Accounts on a one-time or systematic basis. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) to one or more other Sub-Account(s), one or more Fixed Indexed Accounts, and/or the Guaranteed Interest Account, on a systematic basis. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfer at the end of the Valuation Date on which we receive your request at our Home Office in Good Order. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of

8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center. We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer in Good Order at our Home Office. This means that we must receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date or prior to the end of a Valuation Date, in order to process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares.

If your Policy has the DBGF Agreement on it, transfers of Accumulation Value among the Sub-Accounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the death benefit guarantee remains in effect. See "Supplemental Agreements --Flexible Death Benefit Guarantee Agreement."

FIXED INDEXED ACCOUNT TRANSFERS. Fixed Indexed Account Segments are funded by Net Premium payments, Accumulation Value transferred from the Variable Account or the Guaranteed Interest Account or from Accumulation Value rolled over from a prior Segment following completion of the Index Credit Term. A new Segment is created when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date or you request to transfer Accumulation Value from the Variable Account or the Guaranteed Interest Account to a Fixed Indexed Account or among the Fixed Indexed Accounts. For transfers to a Fixed Indexed Account, we will allocate your Accumulation Value to the Interim Account until the next Interim Account Transfer Date and then transfer the Accumulation Value from the Interim Account to the Fixed Indexed Accounts as you instructed. Accumulation Value held in the Interim Account will earn interest at the current Interim Account interest rate. A new Segment is also created when Accumulation Value from a prior Segment is rolled over to a new Segment following completion of the Index Credit Term of the prior Segment.

Once a Fixed Indexed Account Segment is created on a Segment Date, you may not transfer Accumulation Value from the Segment to any other investment option under the Policy before the end of the Index Credit Term. Each Segment has its own Participation Rate and Growth Cap. The Participation Rates for Fixed Indexed Account A and Fixed Indexed Account B are set at Policy Issue or when a new Fixed Indexed Account is made available and will not change for any Index Credit Term. The Growth Cap for a Fixed Indexed Account is that which is in effect on a Segment Date and will remain in effect throughout the Index Credit Term. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Data Pages. We will notify you in your Annual Report or by other written notice of the Growth Cap for new Segments beginning after the date of the Annual Report.

Interim Account Transfer Dates are the dates when transfers into the Fixed Indexed Account may occur, and are shown in your Policy Data Pages. We reserve the right to change the Interim Account Transfer Dates and to limit transfers into the Fixed Indexed Account. Since the Interim Account Transfer Date coincides with the day of the month that S&P 500(R) Index options close, changes in the Interim Account Transfer Date will coincide with any change in the day of the month for closing S&P 500(R) Index options. Transfers to either of the Fixed Indexed Accounts will be limited in those circumstances where we determine that a Policy owner is engaging in market timing or disruptive trading activities. See "Market Timing and Disruptive Trading." We will notify you in the Annual Report or other written notice if we change the Interim Account Transfer Dates.

We will allocate Net Premium payments and transfer Accumulation Value in the Interim Account attributable to Net Premium payments to the Fixed Indexed Accounts based on your current allocation instructions on file with us. When you allocate Net Premium to the Fixed Indexed Accounts on a date other than an Interim Account Transfer Date, we will transfer the Net Premium to the Interim Account. Your Net Premium will be allocated to the Interim Account on the day it is received and will remain there until the next Interim Account Transfer Date. We credit interest to and assess policy charges against your Accumulation Value in the Interim Account. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts based upon your allocation instructions. Below is an example of how we transfer Accumulation Value attributable to a premium payment to a Fixed Indexed Account Segment.

EXAMPLE. We receive and apply a premium payment of $10,000 on January 2nd, which corresponds to a Net Premium of $9,500. Based upon the Owner's instruction to allocate 100% of the Net Premium to a Fixed Index Account, all of the Net Premium is transferred to the Interim Account on that date and the Interim Account balance is $9,500. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,400 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

You may also request that we transfer Accumulation Value from either the Guaranteed Interest Account or the Variable Account to the Fixed Indexed Accounts or among the Fixed Indexed Accounts. If you provide us with instructions to transfer Accumulation Value from the Guaranteed Interest Account or the Variable Account, we will transfer the amount to the Interim Account on the date we receive your request in Good Order. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts as you instructed.

If you provide us instructions to transfer Accumulation Value from one Fixed Indexed Account to another Fixed Indexed Account and we receive your request in Good Order, we will transfer the amount to the Interim Account on the date the Index Credit Term ends for the Segment from which the transfer is being made. On the next Interim Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Account as you instructed. Below is an example of how we transfer Accumulation Value from the Variable Account to a Fixed Indexed Account Segment.

EXAMPLE. We receive your Written Request in Good Order on January 2nd to transfer on a pro rata basis $10,000 of Accumulation Value from the Sub-Accounts of the Variable Account to a Fixed Indexed Account. Pro-rata basis means Accumulation Value will be transferred proportionally from each Sub-Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account. Based upon your instructions, on January 2nd, $10,000 is transferred to the Interim Account and the Accumulation Value in the Interim Account is $10,000. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,900 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.

Absent any instruction from you, Accumulation Value in a Fixed Indexed Account Segment will automatically be rolled over from the Segment at the end of the Index Credit Term to a new Segment. Alternatively, you may provide us with instructions to allocate Accumulation Value in a Segment to another Investment Option available under the Policy prior to the end of a Segment Term. We will accept instructions up to and including the date on which the Index Credit Term ends. Transfers from Fixed Indexed Account Segments are subject to the Policy's transfer restrictions.

DOLLAR COST AVERAGING. You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account or any of the Fixed Indexed Accounts over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account or either of the Fixed Indexed Accounts. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts and Fixed Indexed Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.

Dollar cost averaging transfers will only take place on the Interim Transfer Date. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.

OTHER TRANSFER RESTRICTIONS. We reserve the right to limit transfers to and from the Guaranteed Interest Account and the Fixed Indexed Accounts and to eliminate such transfers altogether in our sole discretion. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account and the Fixed Indexed Accounts.

The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts, Guaranteed Interest Account, or Fixed Indexed Account Segments affected by the transfer(s). We currently do not assess a transfer transaction charge.

We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account, the Fixed Indexed Account, or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account, the Fixed Indexed Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.


If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make benefit payment, we will automatically transfer all of your Policy's Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. Your Accumulation Value in the Fixed Indexed Account Segments will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.


TELEPHONE TRANSFERS. A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Owners with a written confirmation of each telephone transfer.

MARKET-TIMING AND DISRUPTIVE TRADING. This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may not be able to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of or otherwise modify, condition or terminate any transfer method(s). Your transfer privilege is also subject to modification if we determine that, in our sole discretion, the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

  . whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

  .  the number of transfers in the previous calendar quarter; and

  . whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.

In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner's estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.

Death Benefit proceeds equal:

  .  the Death Benefit (described below);

  . plus any additional insurance on the insured's life under the Level Term Insurance Agreement;

  . plus under the Level Option Death Benefit, any premium paid after the date of the insured's death;

  .  minus any amounts paid under the Long Term Care Agreement;

  .  minus any unpaid monthly charges;

  .  minus any outstanding Policy loan; and

  .  minus any accrued loan interest.

We may further adjust the amount of the Death Benefit proceeds if we contest the Policy and the insured dies by suicide or you misstate the insured's age or gender. See "Statement of Additional Information."

DEATH BENEFIT OPTIONS

The Policy provides a Death Benefit under either the Level or Increasing Death Benefit Option. The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured's death. You must select one of the two Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.

The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. If you chose the CVAT test, you may not have the Overloan Protection Agreement on your Policy. See "Supplemental Agreements -- Overloan Protection Agreement."

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the Accumulation Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.

UNDER THE GUIDELINE PREMIUM TEST (GPT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the insured's date of death; or

    2.a specified "limitation percentage," called the Guideline Premium Test
      Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the Accumulation Value on the insured's date of death.

Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.

The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                 AGE               LIMITATION PERCENTAGE
                 ---               ---------------------
             40 and under                  250%
               41 to 45   250% minus 7% for each year over age 40
               46 to 50   215% minus 6% for each year over age 45
               51 to 55   185% minus 7% for each year over age 50
               56 to 60   150% minus 4% for each year over age 55
               61 to 65   130% minus 2% for each year over age 60
               66 to 70   l20% minus 1% for each year over age 65
               71 to 75   115% minus 2% for each year over age 70
               76 to 90                    105%
               91 to 95   105% minus 1% for each year over age 90
              96 to 121                    100%

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy's Accumulation Value.

LEVEL OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.

Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST (CVAT), THE LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount on the date of the insured's death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender, age, tobacco status, and Risk Class.

Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit. Specifically, the Death Benefit is never less than the Accumulation Value multiplied by the applicable limitation percentage, regardless of whether the Policy satisfies the GPT or CVAT.

If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.

LEVEL OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.

Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.

UNDER THE GUIDELINE PREMIUM TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the limitation percentage (the GPT DBPF) multiplied by the Accumulation
      Value on the insured's date of death.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION GUIDELINE PREMIUM TEST EXAMPLE. Assume that the insured's age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.

Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.

UNDER THE CASH VALUE ACCUMULATION TEST, THE INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

    1.the Face Amount plus the Accumulation Value on the insured's date of death; or

    2.the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.

INCREASING OPTION CASH VALUE ACCUMULATION TEST EXAMPLE. Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.

Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.

EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing Option, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.


EFFECT OF CHRONIC ILLNESS BENEFIT PAYMENT ON THE DEATH BENEFIT

When a chronic illness benefit payment is made under the Accelerated Death Benefit Agreement for Chronic Illness, the Death Benefit is reduced by the amount of the chronic illness benefit payment.


CHOOSING DEATH BENEFIT OPTIONS

You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to have Net Premiums and positive investment experience reflected to the maximum extent in Accumulation Value. You may find the Increasing Option more suitable if your goal is to increase your total Death Benefit. Under the Increasing Option, positive increases in the Accumulation Value would be reflected in your Death Benefit, where the Death Benefit equals your initial Face Amount plus the Policy's Accumulation Value.

CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.

  .  You must send your Written Request in Good Order to our Home Office.

  . The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.

  . Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract
     (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's Death Benefit option.

  . If your policy is issued with Death Benefit Guaranteed Flex Agreement changing your death benefit may have an impact on the calculation of your DBGA Value over time. See Supplemental Agreements --Death Benefit Guarantee Flex Agreement.

INCREASING/DECREASING THE FACE AMOUNT

You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's Face Amount.

If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.


If you have added the Accelerated Death Benefit for Chronic Illness Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of chronic illness benefit (Chronic Illness Death Benefit Amount) available under the Agreement. If the Policy's Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the decrease in Face Amount, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount.


An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.

Conditions for and impact of decreasing the Face Amount:

  .  you must send your Written Request in Good Order to our Home Office;

  . a decrease in a layer of coverage is only allowed if the coverage layer has been in force for at least one year;

  .  we require your requested decrease in Face Amount to be at least $5,000;

  . you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;

  . if the decrease in Face Amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

  . a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.

Conditions for and impact of increasing the Face Amount:

  . your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;

  . a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;

  .  increases are only allowed after the first Policy Year;

  .  we require your requested increase in Face Amount to be at least $5,000;

  . each increase in Face Amount will have its own surrender charge that applies for 15 years after the date of the increase; and

  . increases made under the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement or the Inflation Agreement will be processed according to the provisions of that Agreement and will not require evidence of insurability.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.

POLICY LOANS

While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-800-277-9244 between the hours of 8:00 am and 5:00 pm, Central time, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. Policy owners may also submit their requests for policy loans to us by facsimile (FAX) transmission at (651) 665-6955. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

Your Policy will remain in force so long as the Accumulation Value less the sum of the Policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the amount of the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

You may request either a fixed interest rate Policy loan or a variable rate Policy loan. Under a fixed interest rate Policy loan, the rate of interest we charge for the Policy loan will not change for the duration of the loan. However, under a variable rate Policy loan, the rate of interest we charge for the loan can change annually for the duration of the loan. When you request a Policy loan, you must inform us of whether you are choosing a fixed interest rate Policy loan or a variable rate Policy loan.

FIXED INTEREST RATE POLICY LOAN. The maximum amount available for a fixed interest rate Policy loan is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a fixed interest rate Policy loan at our Home Office in Good Order. There is no minimum amount we require for a Policy loan. When you take a fixed interest rate Policy loan, we will transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account, part of our General Account. You may instruct us as to which Account or Accounts and the proportion of the amount of the fixed interest rate Policy loan that should be transferred from the Accounts. However, if you instruct us to take a fixed interest rate Policy loan from the Fixed Indexed Accounts, we will transfer the amount of the loan from each Segment in the Fixed Indexed Accounts on a pro rata basis. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value in each Segment in relation to the total Accumulation Value of all Segments in the Fixed Indexed Accounts.

If you do not instruct us as to how we should transfer the amount of the fixed interest rate Policy loan from the Accounts to the Fixed Loan Account, we will transfer the fixed rate loan amount in the order described below.

     1. The fixed rate loan amount will be transferred first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of each Sub-Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.

     3. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Interim Account.

     4. If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of each Segment in relation to the total Accumulation Values of all Segments of the Fixed Indexed Accounts.

We hold the fixed rate loan amount as collateral for the loan in the Fixed Loan Account. The fixed rate loan amount is not available for withdrawal from the Policy.

FIXED INTEREST RATE POLICY LOAN INTEREST. We will charge you interest on a fixed interest rate Policy loan at the annual rate of interest shown on the Policy data pages of your Policy while your fixed interest rate policy loan is outstanding. Currently, we charge an annual rate of interest of 5 percent on fixed interest rate Policy loans. Policy loan interest becomes due and payable:

  . on a Policy loan transaction (which is any transaction that affects the loan amount);

  .  on each Policy Anniversary;

  .  on surrender or Termination of the Policy; or

  .  on the date of the death of the insured.

Loan interest can be paid via check or you may make an online payment through our internet eService Center at www.securianservice.com. If you do not pay the interest on your loan when due, your Policy loan will be increased by the amount of the unpaid interest.

We also credit interest to amounts held in the Fixed Loan Account as collateral for Policy loans at a rate of interest at least equal to the interest rate shown on the Policy data pages. Currently, we credit an annual rate of interest which is not less than your fixed interest rate Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the Policy loan rate minus .10 percent. On the date of each Policy loan transaction and Policy Anniversary, we will allocate any accrued Fixed Loan

Account interest to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account on a pro-rata basis. Pro-rata basis means interest will be credited proportionally to the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts listed.

VARIABLE INTEREST RATE POLICY LOAN. If you have Accumulation Value in one or more of the Fixed Indexed Accounts, you may request a variable interest rate Policy loan. The maximum aggregate amount you may borrow under one or more variable interest rate Policy loans under your Policy equals your Accumulation Value in the Fixed Indexed Accounts, plus your Accumulation Value in the Interim Account, less any applicable surrender charge and three (3) months of monthly charges. We will determine the amount available for a variable interest rate Policy loan as of the date we receive your request for a loan in Good Order at our Home Office. Unlike a fixed interest rate Policy loan, when you take a variable interest rate Policy loan, we will not transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account as collateral for the policy loan.

On every loan transaction date and on each monthly Policy Anniversary, we will compare the amount of a variable interest rate loan with the Accumulation Value in the Fixed Indexed Accounts and the Interim Account and if the amount of a variable interest rate loan exceeds the Accumulation Value in the Fixed Indexed Accounts and the Interim Account, we will automatically convert the variable interest rate loan to a fixed interest rate loan. You may request to convert back to a new variable rate interest loan after you have either reduced the loan balance by making a loan repayment or by increasing the amount of Accumulation Value in the Fixed Indexed Accounts.

VARIABLE INTEREST RATE POLICY LOAN INTEREST. Under a variable interest rate Policy loan, we may change the rate of interest we charge for the Policy loan once a year on your Policy Anniversary. We will notify you at your Policy Anniversary of any changes in the Policy Loan Interest rate for the coming year.

The rate of interest we charge for a variable interest rate Policy loan will equal the greater of:

     1. the published monthly average (Moody's Corporate Bond Yield Average-Monthly Average Corporates) as published by Moody's Investors Service, Inc. or its successor for the calendar month ending two months prior to the date the rate of interest for the Policy loan is determined, and

     2. the guaranteed interest rate for the Guaranteed Interest Account shown on the Policy data pages, plus one (1) percent per annum.

We may increase the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more higher than the rate of interest we currently charge for the loan. We will decrease the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more lower than the rate of interest we currently charge. We will calculate any change in the rate of interest we charge for a variable rate Policy loan as of the Interim Account Transfer Date in the second month preceding your Policy Anniversary.

Any change in the loan interest rate will apply to any new variable rate Policy loans as well as variable rate Policy loans existing on your Policy Anniversary. The rate of interest for a variable rate Policy loan in effect on the Policy Date is shown on the Policy data pages. If that rate changes, we will notify you in the Annual Report or by other written notice.

POLICY LOAN REPAYMENTS. If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as a premium payment unless you specify that the payment is a loan repayment. Loan repayments are not subject to a premium charge. If the insured dies with any loan outstanding, the amount of the Death Benefit will be reduced by the outstanding loan balance.

When you repay a fixed interest rate Policy loan, we transfer the repayment amount from the Fixed Loan Account to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Variable Account. Unless you instruct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment in Good Order at our Home Office. Pro-rata basis means the repayment amount will be transferred from the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts listed. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.

A fixed interest rate Policy loan, whether or not it is repaid, will have a permanent effect on your Accumulation Value, and depending upon the Death Benefit option you have chosen, the Death Benefit. As long as a fixed interest rate Policy loan is outstanding the collateral for the loan in the Fixed Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account or with Index Credits in the Fixed Indexed Accounts.

A variable interest rate Policy loan will not have a permanent effect on the Accumulation Value of your Policy. If you make a repayment of a variable interest rate loan, the loan balance will be reduced, however, the loan repayment will not have an impact on the Policy's Accumulation Value.

TERMINATION. If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.

The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary. If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment.

If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

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Different rules may apply for policy termination if your policy has been issued with the Death Benefit Guarantee Flex Agreement. See Supplemental
Agreements -- Death Benefit Guarantee Flex Agreement.

REINSTATEMENT. At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

    1.your Written Request in Good Order to reinstate the Policy;

    2.that you submit to us at our Home Office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

    3.a payment sufficient to cover all monthly charges and Policy Loan
      Interest due and unpaid during the Grace Period; and

    4.a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.

The effective date of reinstatement will be the first monthly Policy Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated. Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status."

SURRENDER

You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."

The Surrender Value of the Policy is the Accumulation Value less any unpaid Policy charges which we assess against Accumulation Value, less any Policy loan, less any unpaid Policy Loan Interest and less any Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy in Good Order at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.

If you surrender your Policy during the first 15 Policy Years or during the first 15 years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. See "Policy Charges."

The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under the Policy cease and cannot be reinstated. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."

We will pay surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request in Good Order for surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.

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If you have allocated Accumulation Value to any of the Fixed Indexed Accounts
during the period you owned the Policy, you may receive surrender proceeds based upon the guaranteed minimum Accumulation Value amounts held in the Fixed Indexed Accounts. Whether the guaranteed minimum Accumulation Value is available upon surrender depends upon your Policy's particular facts and circumstances, including how much you allocated to the Fixed Indexed Accounts, how long your Accumulation Value was allocated to those accounts and whether Interest Credits were earned during that period. See "Guaranteed Minimum Accumulation Value".

PARTIAL SURRENDER

While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request in Good Order to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation
Value: (i) less any outstanding Policy loan and accrued loan interest,
(ii) less the amount of any Surrender Charge applicable at that time, and
(iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25. A partial surrender may have tax consequences. See "Federal Tax Status".

You may tell us from which Sub-accounts of the Variable Account, any Fixed Indexed Account and the Guaranteed Interest Account to make a partial surrender. If you do not instruct us as to which Accounts we should take the partial surrender, we will take the partial surrender from the Accounts in the order described below:

     1. The partial surrender will be taken first from your Accumulation Value in the Guaranteed Interest Account.

     2. If the partial surrender amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining partial surrender will be taken from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account. Pro-rata basis means Accumulation Value will be transferred proportionally from each Sub-Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.

     3. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining partial surrender will be taken from your Accumulation Value in the Interim Account.

     4. If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining partial surrender will be taken from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment. Pro-rata basis means Accumulation Value will be transferred proportionally from each Segment in relation to the total Accumulation Value of all Segments of the Fixed Indexed Accounts.

We will process the partial surrender at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, or after the end of a Valuation Date we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.

If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us

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otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy at least equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.

We will pay partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for partial surrender in Good Order.

We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account and the Fixed Indexed Accounts. In that case, if we postpone payment for more than 31 days, we will pay you interest at 2 percent annual rate for the period during which payment is postponed.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner's account to government regulators.

POLICY CHARGES

We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

  .  the Death Benefit, cash, and loan benefits under the Policy;

  .  investment options, including premium payment allocations;

  .  administration of elective options; and

  .  the distribution of reports to Owners.

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);

  . overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

  . other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.

RISKS WE ASSUME:

  . that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

  . that the costs of providing the services and benefits under the Policies exceed the charges we assess.

                                                                        PAGE 55

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PREMIUM CHARGE.  Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy's Accumulation Value according to your allocation instructions. The current Premium Charge is 5.0 percent of each premium and is guaranteed not to exceed
10.0 percent of each premium.

The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

ACCUMULATION VALUE CHARGES. We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge;
(3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge;
(5) Indexed Account Charge; (6) a Cash Extra Charge; (7) certain transaction charges; (8) a Surrender Charge; and (9) charges for any Agreements you elect. The deduction of monthly Policy charges will reduce your Accumulation Value.

Some of the Accumulation Value charges depend on the "Risk Class" of the insured. The Risk Class of an insured is based, in part, upon the insured's "Underwriting Class" and "Tobacco Class."

The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.

     1. MONTHLY POLICY CHARGE. The Monthly Policy Charge is currently $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of Face Amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

     2. POLICY ISSUE CHARGE. We assess a monthly Policy Issue Charge for the first 15 years following issuance of the Policy and for the first 15 years following any increase in Face Amount. The charge varies based upon the age, gender and Risk Class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.07 per $1,000 of Initial Face Amount or Face Amount increase and the maximum guaranteed charge is $0.55 per $1,000 of Initial Face Amount or Face Amount increase. The Policy Issue Charge for your Policy is shown on the Policy data pages of the Policy.

     3. COST OF INSURANCE CHARGE. We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of Net Amount at Risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of Net Amount at Risk. The charge depends on a number of variables (insured's age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy's Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in Face Amount.

         The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of Policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.

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         The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the Initial Face Amount shown on the Policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the Policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Tobacco Distinct, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Smoker Distinct, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, Accumulation Value allocation, policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, Risk Class, and number of full years insurance has been in force.

         In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

     4. MORTALITY AND EXPENSE RISK CHARGE. We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         This charge currently is equal to a monthly rate of 0.025 percent of the Accumulation Value less the Fixed Loan Account value of the Policy in Policy Years one through fifteen. Currently, we do not assess a charge after the 15th Policy Year. We reserve the right to increase this charge to a maximum rate of .075 percent of the Accumulation Value of the Policy.

         If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

     5. INDEXED ACCOUNT CHARGE. We assess a monthly Indexed Account Charge to compensate us for certain administrative and other expenses we assume in making available the Fixed Indexed Account options. We currently do not asses this charge for amounts allocated to Indexed Accounts A and
         B. We reserve the right to assess this charge up to a maximum monthly rate of 0.05 percent of the Accumulation Value held in Indexed Accounts A and B and for amounts held in the Interim Account that are scheduled to be transferred to Indexed Accounts A and B on an Interim Account Transfer Date.

     6. CASH EXTRA CHARGE. We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of Face Amount. An insured may present

                                                                        PAGE 57

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         increased mortality risk because of an outstanding medical condition
         (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and age. The charge is defined as a level cost per thousand dollars of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the Policy data pages of the Policy.

     7. TRANSACTION CHARGES. We may assess certain transaction charges if you elect to make a Policy change, take a partial surrender, request a transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account and the Fixed Indexed Accounts or request additional illustrative reports. We assess transaction charges from the Accumulation Value of your Policy.

         a. POLICY CHANGE TRANSACTION CHARGE. We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a Policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

         b. PARTIAL SURRENDER TRANSACTION CHARGE. For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

         c. TRANSFER TRANSACTION CHARGE. The Transfer Transaction Charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a Transfer Transaction Charge.

     8. SURRENDER CHARGE. If your Policy terminates or you fully surrender your Policy during the first 15 Policy Years or within 15 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid Policy charges, outstanding Policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.

         The surrender charge equals the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from Policy Termination or full surrender to the end of the 15 year surrender charge period. Increases in Face Amount have their own surrender charge penalty period. The surrender charge is the sum of any remaining Policy Issue Charges for the initial face amount or face amount increase multiplied by a factor of 3.75, as applicable. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES, THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

         We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the

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         prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

     9. ILLUSTRATIVE REPORT CHARGE. We may charge you up to $250 for each illustrative report we provide you in a Policy Year after the first illustrative report. An illustrative report is a hypothetical projection of accumulation values and death benefit based upon certain Policy assumptions, including but not limited to, insured's age, gender, Accumulation Value, current and guaranteed charges and assumed interest or policy earnings rate. The current charge for each illustrative report $0.

     10. CHARGES FOR AGREEMENTS. We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus.

DEDUCTION OF ACCUMULATION VALUE CHARGES. We will assess monthly Policy charges or Policy Transaction Charges against your Accumulation Value in the Guaranteed Interest Account, the Variable Account, the Interim Account and the Fixed Indexed Accounts in the order described below.

     1. First, we will deduct monthly Policy charges or Policy Transaction Charges from your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging.

     2. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from the Variable Account on a pro-rata basis from your Accumulation Value in each Sub-Account. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value of each Sub-Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.

     3. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging and the Variable Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Interim Account.

     4. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the Variable Account, and the Interim Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Guaranteed Interest Account that has been specified for dollar cost averaging on a pro-rata basis from the Accumulation Value specified for each Fixed Indexed Account. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value specified for each Fixed Indexed Account in relation to the total Accumulation Value of all Accumulation Value in the Guaranteed Interest Account that has been specified for all Fixed Indexed Accounts.

     5. If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the Variable Account, the Interim Account and the Accumulation Value in the Guaranteed Interest Account that has been specified for dollar cost averaging, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Fixed Indexed

                                                                        PAGE 59

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         Accounts on a pro-rata basis from the Accumulation Value in each
         Segment. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value of each Segment in relation to the total Accumulation Value of all Segments in the Fixed Indexed Accounts.

However, if you instruct us in writing, we will assess the monthly Policy charges or Policy Transaction Charges against the Guaranteed Interest Account, the Fixed Indexed Accounts or any of the Sub-Accounts that you specify.

PORTFOLIO EXPENSES. The value of the net assets of each Sub-Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Sub-Account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

OTHER POLICY PROVISIONS

DEFERRAL OF PAYMENT. Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.

We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account or the Fixed Indexed Accounts. In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 2 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.

If mandated under applicable law, we may block an Owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner's account to government regulators.

BENEFICIARY. When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.

If a Beneficiary dies before the insured, that Beneficiary's interest in the Policy ends with that Beneficiary's death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner's estate, or, if the Owner is a corporation, to it or its successor.

You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.

Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.

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SUPPLEMENTAL AGREEMENTS

The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

WAIVER OF PREMIUM AGREEMENT. The Waiver of Premium Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

WAIVER OF CHARGES AGREEMENT. The Waiver of Charges Agreement provides that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

CHILDREN'S TERM AGREEMENT. The Children's Term Agreement provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first Policy Anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.


ACCELERATED DEATH BENEFIT FOR TERMINAL ILLNESS AGREEMENT. The Accelerated Death Benefit for Terminal Illness Agreement allows you to receive a significant portion of your Policy's Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first Policy Anniversary, again without underwriting approval. There is no separate charge for the Agreement.


ACCIDENTAL DEATH BENEFIT AGREEMENT. The Accidental Death Benefit Agreement pays the stated Death Benefit if the insured dies as a result of an accident. This Agreement is available at issue with underwriting approval and may also be added after the first Policy Anniversary subject to underwriting approval.

Death by accidental injury is defined in the Agreement to include the insured's death that results directly and independently from an accidental drowning or from an accidental injury. The insured's death must occur within 180 days after the date of the injury. If the insured's death is the result of an accidental injury sustained while the insured was riding as a fare-paying passenger in an aircraft or other public conveyance being commercially operated by a licensed common carrier to transport passengers for hire, we will pay twice the amount of the accidental Death Benefit shown on the policy data pages.

We will not pay the benefit if the insured dies as a result of any of the following conditions:

     1.  suicide, whether sane or insane; or

     2.  the insured's commission of, or attempt to commit, a felony; or

     3.  bodily or mental infirmity, illness or disease; or

                                                                        PAGE 61

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     4.  the result of the use of alcohol or drugs and associated mental health issues, medications, poisons, gases, fumes or other substances taken, absorbed, inhaled, ingested or injected, unless taken upon the advice of a licensed physician in a verifiable prescribed manner and dosage; or

     5. the direct result of a motor vehicle collision or accident where the insured is the operator of the motor vehicle and his or her blood alcohol level meets or exceeds the level at which intoxication is defined in the state where the collision or accident occurred, regardless of the outcome of any legal proceedings connected thereto; or

     6. bacterial infection, other than infection occurring simultaneously with, and as a result of, the accidental injury; or

     7. travel or flight in, or descent from or with any aircraft, if the insured is aboard that aircraft for any purpose other than that of being transported as a passenger. Among those not included as "passengers" are pilots, crew members, flight instructors, flight trainees, and persons operating or assisting in the operation of the aircraft; or

     8. war or any act of war, or service in the military, naval or air forces of any country at war, declared or undeclared, provided the insured's accidental death occurs while serving in such forces or within six months after termination of service in such forces.

There is a monthly charge for this Agreement. You should consider purchasing this Agreement if you want additional insurance coverage in the event the insured dies as a result of an accident.

PREMIUM DEPOSIT AGREEMENT. The Premium Deposit Agreement allows you to send us up to three payments to pay your annual premium for a period of two to ten years. For each PDA payment you give us, we may require you to pay an initial premium on the date you send us the PDA payment. The initial premium is not part of the PDA account and does not count towards the maximum of three payments into the PDA. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.

The Premium Deposit Agreement is available at issue without underwriting and is available after the Policy is issued. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.

Each year, we will withdrawal a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.

When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:

The policy owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78,776.78. The initial $10,000 premium payment would need to be

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

made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:

        ANNUAL PREMIUM  ANNUAL PREMIUM AMOUNT WITHDRAWN TAXABLE INTEREST
        PAYMENT YEAR      TO BE PAID       FROM PDA          EARNED
        ------------    -------------- ---------------- ----------------
             2            $10,000.00      $9,732.36          $267.64
             3            $10,000.00      $9,471.88          $528.12
             4            $10,000.00      $9,218.38          $781.62
             5            $10,000.00      $8,971.66        $1,028.34
             6            $10,000.00      $8,731.54        $1,268.46
             7            $10,000.00      $8,497.85        $1,502.15
             8            $10,000.00      $8,270.41        $1,729.59
             9            $10,000.00      $8,049.06        $1,950.94
             10           $10,000.00      $7,833.64        $2,166.36


On the first Policy Anniversary (the second annual premium payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = $10,000). The interest of $267.64 will be reported to the policy owner as taxable on an IRS Form 1099-INT.


If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the premium payment for the immediately preceding Policy anniversary was made from the Premium Deposit Account. We only pay interest from the immediately preceding Policy anniversary date because the Policy owner received an interest payment on the Premium Deposit Account money on that date.

If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.

LEVEL TERM INSURANCE AGREEMENT. The Level Term Insurance Agreement provides additional level term insurance coverage on the life of the insured. The Level Term Insurance Agreement provides coverage until the anniversary nearest the insured's age 90, at which time it will terminate. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.


OVERLOAN PROTECTION AGREEMENT. The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. This Agreement is available at issue without underwriting approval. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit for Terminal Illness Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will remain in force until the Policy is surrendered or until the insured's death and will reduce the Policy Death Benefit by the amount of the Fixed Loan Account. We assess a one-time charge when the Agreement is exercised.


                                                                        PAGE 63

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The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax advisor.

GUARANTEED INSURABILITY OPTION. The Guaranteed Insurability Option ("GIO") guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and thirty-nine. The Owner may purchase the GIO at issue subject to underwriting of the insured. The Owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

The Cost of Insurance Charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the Cost of Insurance Charges under the Policy and it may be necessary to pay additional premium to cover those increased Cost of Insurance Charges. The Cost of Insurance Charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy Change Transaction Charge and a new Surrender Charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the Policy Anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that

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

alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured's life (e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.

LONG TERM CARE ("LTC") AGREEMENT. The LTC Agreement allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Agreement. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured's long term care costs. The long-term care benefits paid under this Agreement are intended to be "qualified long term care insurance" under federal tax law, and may not be taxable to the Owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider Applications for the LTC Agreement if the insured is receiving long-term care at the time of the request; however, it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the Agreement. Long term care Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the LTC amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy Face Amount.

                                                                        PAGE 65

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If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.


The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is
reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 =
$66,667. The long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.


When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

The maximum monthly benefit will be the lesser of:

    1.The monthly benefit percentage you chose times the LTC amount in effect;
      or

    2.The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.

In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more frequently than annually, a

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recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for a period of three consecutive months, you must submit a request to reinstate monthly benefits and provide additional information to us that the insured continues to be eligible for benefits under the Agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.


We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit for Terminal Illness Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.


When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of an LTC benefit divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender."

INFLATION AGREEMENT. The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living

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(the "Cost of Living") as measured by changes in the U.S. Department of Labor
Consumer Price Index ("CPI"). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

The Inflation Agreement is only available for insureds under the age of fifty-seven. The Owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The Owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

The Cost of Insurance Charge for any additional insurance will be calculated using the insured's age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The Cost of Insurance Charges for any additional insurance will be deducted monthly from the Policy's Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the Cost of Insurance Charge under the Policy and it may be necessary to pay additional premium to cover the increased Cost of Insurance Charge. The Cost of Insurance Charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.

The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.

Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your face amount of insurance.

GUARANTEED INSURABILITY OPTION FOR BUSINESS. The Guaranteed Insurability Option for Business (GIOB) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on as many as five specified Option Dates without additional underwriting.

You should purchase the GIOB if you believe that future changes in the insured's life (e.g. death of a business partner, increase in business value) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIOB.

The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the face amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the policy. The GIOB is only available for insureds between the ages of eighteen and fifty-two. The Policy Owner may purchase the GIOB at issue subject to underwriting of the insured. After August 22, 2015, the Policy Owner may also add the GIOB after the Policy is issued, subject to underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;

    (1)the last available Option Date (described below); or

    (2)the date the policy is surrendered or terminated; or

    (3)the date we receive your written request to cancel this agreement; or

    (4)the date of the insured's death.

The GIOB charge varies based upon the insured's age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.

The GIOB guarantees that the policy owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by issue age. On each available Option Date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the age of the insured when the GIOB is issued:

                                                                                        OPTION DATES
--------------------------------------------------------------------------------------------------------------------------
Issue Age       22            25            28            31            34            37            40            43
---------------------------------------------------------------------------------------------------------------------------
18-21      (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
22-24                    (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
25-27                                  (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
28-30                                                (square root) (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
31-33                                                              (square root) (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
34-36                                                                            (square root) (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
37-39                                                                                          (square root) (square root)
---------------------------------------------------------------------------------------------------------------------------
40-42                                                                                                        (square root)
---------------------------------------------------------------------------------------------------------------------------
43-45
---------------------------------------------------------------------------------------------------------------------------
46-48
---------------------------------------------------------------------------------------------------------------------------
49-51
---------------------------------------------------------------------------------------------------------------------------
52

-------------------------------------------------------------------
Issue Age       46            49            52            55
------------------------------------------------------------------
18-21
------------------------------------------------------------------
22-24
------------------------------------------------------------------
25-27
------------------------------------------------------------------
28-30
------------------------------------------------------------------
31-33      (square root)
------------------------------------------------------------------
34-36      (square root) (square root)
------------------------------------------------------------------
37-39      (square root) (square root) (square root)
------------------------------------------------------------------
40-42      (square root) (square root) (square root) (square root)
------------------------------------------------------------------
43-45      (square root) (square root) (square root) (square root)
------------------------------------------------------------------
46-48                    (square root) (square root) (square root)
------------------------------------------------------------------
49-51                                  (square root) (square root)
------------------------------------------------------------------
52                                                   (square root)

EXAMPLE: THE OPTION DATES AVAILABLE FOR AN INSURED AGE 35 ARE 37, 40, 43, 46, AND 49.

When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance and policy issue charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

The additional coverage layers purchased prior to termination of the GIOB will continue after termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner.

BUSINESS CONTINUATION AGREEMENT. The Business Continuation Agreement (BCA) guarantees you the right to increase the face amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.

You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.

The applicant will name the person or persons who will serve as the designated life in the application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your application. A designated life may not be changed after the Policy is issued.

The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the face amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the policy owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. In addition, at the time the BCA is issued, both the insured and each designated life will be required to provide us evidence of insurability satisfactory to us.

The amount of the coverage layer for each designated life will begin to be phased out at the policy anniversary nearest to the insured's age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured's age for each policy anniversary as shown in the following table:

                       ANNIVERSARY NEAREST
                         INSURED'S AGE        PERCENTAGE
                       -------------------    ----------
                        Prior to age 76          100%
                            Age 76                80%
                            Age 77                60%
                            Age 78                40%
                            Age 79                20%
                            Age 80                 0%

At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (Option Period) immediately following the date of the designated life's death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option Period:

    (1)proof satisfactory to us of the designated life's death; and

    (2)a completed application for the new coverage layer.

If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the beneficiary of this policy.

If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.

The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the date of death of the designated life.

The BCA will terminate at the earliest of the following events:

    (1)the date the policy is surrendered or terminated; or

    (2)the date we receive a written request to cancel the agreement; or

    (3)the date of the death of the insured; or

    (4)the end of the Option Period following the death of the last designated life; or

    (5)the policy anniversary nearest the insured's 80th birthday.

The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The monthly charge for any designated life under the BCA will terminate as of the next monthly anniversary after the death of the designated life.

Any additional coverage layers purchased during an Option Period will continue after the termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.

DEATH BENEFIT GUARANTEE FLEX AGREEMENT. The Death Benefit Guarantee Flex Agreement (DBGF Agreement) provides that the Policy will remain in force even if the Accumulation Value is not sufficient to cover monthly charges when due, as long as, the DBGA value (as defined in the Agreement) less any outstanding policy loans and accrued loan interest is sufficient to cover any charges against the DBGA value. For example, if a Policy has an Accumulation Value of $25,000 and an outstanding loan of $25,000, it will not have sufficient Accumulation Value from which we can subtract policy charges. If the DBGA value minus the loan value of $25,000 and any accrued interest is sufficient to cover any charges against the DBGA value, the Policy will not terminate at that time.

You should purchase the DBGF Agreement if you are concerned about the policy lapsing due to low Accumulation Value. However, in times of positive market performance your Accumulation Value may never fall to a level insufficient to cover charges, and therefore, the benefit of the DBGF Agreement may not be realized.

This Agreement is available at issue without underwriting approval and may not be added after issue.

Your allocation of Net Premium and Accumulation Value among the Guaranteed Interest Account, Fixed Indexed Accounts and the Sub-Accounts of the Variable Account affects your DBGA value. Each Investment Option is assigned a specified percentage, the DBGA Account Allocation Factor, that is multiplied by the amount of any DBGA Net Premium or Accumulation Value allocated to that Option for purposes of determining the DBGA value attributable to that allocation. The current DBGA Account Allocation Factors are as follows:

                                                DBGA ACCOUNT
                 INVESTMENT OPTION            ALLOCATION FACTOR
                 -----------------            -----------------
                 Guaranteed Interest Account.         80%
                 Fixed Indexed Account.......         80%
                 Designated Sub-Accounts.....        100%
                 Other Sub-Accounts..........         80%

The DBGA net premium is the premium payment less the DBGA premium charge assessed against the premium. On the date the initial Net Premium is paid under the Policy, the DBGA value for an Investment Option is equal to the amount of the Net Premium allocated to the Investment Option multiplied by the DBGA Account Allocation Factor for the Investment Option. The DBGA value for the Policy is equal to the sum of the DBGA value for each Investment Option to which the initial Net Premium was allocated.

For any date after the date we receive your initial Net Premium, the DBGA value for the Policy is equal to:

    1.the prior DBGA value; plus

    2.interest credited to the prior DBGA value based on the DBGA interest rate set forth on the policy data pages; plus

    3.Net Premium allocated to an Investment Option multiplied by the DBGA
      Account Allocation Factor for the Investment Option; plus

    4.Accumulation Value transferred to an Investment Option multiplied by the DBGA Account Allocation Factor for the Investment Option; plus

    5.any performance credit; minus

    6.any DBGA partial surrender amount (see below); minus

    7.the deduction of the DBGA Cost of Insurance and DBGA Policy Issue Charges from DBGA value; minus

    8.the deduction of any Policy Change, Partial Surrender (see below) and
      Transfer Transaction Charges, Cash Extra Charge and any charges for supplemental insurance benefits; minus

    9.the DBGA value attributable to a transfer of Accumulation Value from an Investment Option.

EXAMPLE 1. The following example illustrates how a transfer of Accumulation Value from a Designated Account to the Guaranteed Income Account will decrease the DBGA Value.

Prior to the transfer, the Policy has the following Accumulation Values and DBGA Value:

Accumulation Value in Designated Sub-Account: $800
Accumulation Value in Guaranteed Interest Account: $0
DBGA Value prior to the transfer: $1,000

The Policy owner transfers $400 of Accumulation Value from one of the Designated Sub-Accounts to the Guaranteed Interest Account. After the transfer, the DBGA Value will be recalculated using the following methodology:

Temporary Reduction in DBGA Value to reflect transfer out of Designated Sub-Account:

Amount removed from the DBGA Value: $400 x 100% = $400
Temporary DBGA Value: $1,000 - $400 = $600

Increase in DBGA Value to reflect transfer into Guaranteed Interest Account:

Amount added to DBGA Value: $400 x 80% = $320
Increase in DBGA Value: $600 + $320 = $920

After the transfer, the Policy has the following Accumulation Values and DBGA
Value:

Accumulation Value in Designated Account: $400
Accumulation Value in Guaranteed Interest Account: $400
DBGA Value after the transfer: $920

EXAMPLE 2. The following example illustrates how a transfer of Accumulation Value from one of the Other Accounts to a Designated Account will increase the DBGA Value.

Prior to the transfer, the Policy has the following Accumulation Values and DBGA Value:

Accumulation Value in Designated Sub-Account: $0
Accumulation Value in one of the Other Sub-Accounts: $800
DBGA Value prior to the transfer: $920

The Policy owner transfers $400 of Accumulation Value from one of the Other Sub-Accounts to one of the Designated Accounts. After the transfer, the DBGA Value will be recalculated using the following methodology:

Temporary Reduction in DBGA Value to reflect transfer out of the Other Sub-Account:

Amount removed from the DBGA Value: $400 x 80% = $320
Temporary DBGA Value: $920 - $320 = $600

Increase in DBGA Value to reflect transfer into a Designated Account:

Amount added to DBGA Value: $400 x 100% = $400
Increase in DBGA Value: $600 + $400 = $1,000

After the transfer, the Policy has the following Accumulation Values and DBGA
Value:

Accumulation Value in Designated Account: $400

Accumulation Value in Other Account: $400
DBGA Value after the transfer: $1,000

We will add an amount to your DBGA value (the "DBGA Performance Credit") that takes into account increases in the Accumulation Value of the Investment Options in which you are invested, subject to certain conditions. Each Anniversary we will calculate the amount of the DBGA Performance Credit which is equal to:

    1.your Accumulation Value in the Designated Sub-Accounts multiplied by the DBGA Performance Credit Factor for those Sub-Accounts; plus

    2.your Accumulation Value in Sub-Accounts other than the Designated
      Sub-Accounts multiplied by the DBGA Performance Credit Factor for those Sub-Accounts set forth on the policy data pages; minus

    3.your DBGA value on the prior business day.

If the DBGA Performance Credit is positive, it will be added to your DBGA value. The current DBGA Performance Credit Factors are as follows:

                                              DBGA PERFORMANCE
                 INVESTMENT OPTION             CREDIT FACTOR
                 -----------------            ----------------
                 Guaranteed Interest Account.        70%
                 Fixed Indexed Account.......        70%
                 Designated Sub-Accounts.....        90%
                 Other Sub-Accounts..........        70%

The following example illustrates how the DBGA Performance Credit is calculated on each Policy Anniversary:

The following Accumulation Values and DBGA Value exist on the Policy
Anniversary:

Accumulation Value in Designated Sub-Account: $800
Accumulation Value in all Other Accounts: $600
DBGA Value: $920

On the Policy Anniversary we do the following calculations:

DBGA Performance Credit Calculation for the Designated Accounts = $800 x 90% = $720
DBGA Performance Credit Calculation for All Other Accounts = $600 x 70% = $420 Sum of Performance Credit Calculation for all Accounts: $720 + $420 = $1,140

Comparison to DBGA Value on Policy Anniversary: $1,140 - $920 = $220

Since the Sum of DBGA Performance Credits for all Accumulation Value accounts ($1,140) exceeds the current DBGA Value ($920), we will credit the $220 to the DBGA Value, which will then be $1,140.

The DBGA value is not a value you may take a loan against or access by talking a partial surrender. A partial surrender of Policy Accumulation Value will reduce the DBGA value by the DBGA Partial Surrender Amount which is the greater of i) the amount of the partial surrender or ii) the DBGA value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the Accumulation Value (before the partial surrender). The DBGA value is used solely to determine whether or not the Policy terminates when the Accumulation Value falls to a level that is insufficient to cover charges against the Accumulation Value. We will provide the policy owner with the amount of the DBGA value upon request. We assess a separate monthly charge for this Agreement.

If your Policy's Accumulation Value is not sufficient to cover monthly charges when due and your DBGA value less any outstanding Policy loans and accrued loan interest is insufficient to cover any charges against the DBGA value, a 61-day Grace Period will begin. See "Death Benefit -- Policy Loans -- Termination" for information regarding the notice we will provide when a Policy enters the Grace Period and the steps to prevent termination of the Policy.

When the DBGF Agreement is issued, we will not accept any initial premium or premium for any subsequent Policy years that exceeds the annual premium limit for the DBGF Agreement. You can obtain the amount of your DBGF Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the DBGF annual premium limit in the policy data pages. We believe the DGBF annual premium limit will approximate twenty-one (21) times the target premium shown on your Policy illustration, however, it may vary depending upon the insured's characteristics, including gender, risk class, age and death benefit option chosen. The DBGF Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the DBGF Agreement only to the extent that the premium in excess of the annual premium limit is necessary to prevent the policy from terminating prior to the next Policy Anniversary.


ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS AGREEMENT. The Accelerated Death Benefit for Chronic Illness Agreement allows you to accelerate Death Benefits by receiving monthly chronic illness benefit payments upon the insured meeting certain eligibility requirements. To be eligible for benefits under this Agreement, the insured must be chronically ill. A chronically ill individual is one who has been certified by a licensed health care practitioner to be:
(1) severely cognitively impaired or (2) unable to perform, without substantial assistance, at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair) for a period of at least 90 days. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is chronically ill during the entire 90-day period. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefits paid under this Agreement are not intended to be "qualified long term care insurance" under federal tax law, and may be taxable to the Owner. See "What are some of the risks of the Policy?" You should consult your tax advisor about the tax impact of purchasing this Agreement.

This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider Applications for the Agreement if the insured is chronically ill; however, it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

You will select the maximum amount of Chronic Illness Death Benefit Amount that you want when you purchase this Agreement. The Chronic Illness Death Benefit Amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two percent (2%) or four percent (4%) monthly benefit percentage that will be used to calculate your monthly benefit payment.

The monthly charge for the Agreement is calculated by multiplying the monthly rate by the chronic illness Net Amount at Risk and dividing by one thousand. The chronic illness Net Amount at Risk is equal to the greater of i) zero or
ii) an amount that is calculated monthly using the Chronic Illness Death Benefit Amount chosen by you when you purchase the Agreement. Chronic illness Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the Chronic Illness

Death Benefit Amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the Chronic Illness Death Benefit Amount and the denominator is the Policy Face Amount.

If you decrease the Face Amount of the Policy, we may lower the amount of Chronic Illness Death Benefit Amount available under the Agreement. If the Policy's Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the face decrease, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the Chronic Illness Death Benefit Amount is set equal to the Chronic Illness Death Benefit Amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the Chronic Illness Death Benefit Amount is $500,000, a partial surrender of $100,000 would reduce the Chronic Illness Death Benefit Amount to $450,000, which is calculated as follows: Chronic Illness Death Benefit Amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000
= $500,000 x .90 = $450,000.

The monthly charge for the Agreement will be affected by changes in the chronic illness Net Amount at Risk. A decrease in the Policy Face Amount will change the chronic illness Net Amount at Risk even if the Chronic Illness Death Benefit Amount does not change because the proportion of the Accumulation Value used to reduce the Chronic Illness Death Benefit Amount to calculate chronic illness Net Amount at Risk will change. For example, if the Policy face amount is $1,000,000, the Chronic Illness Death Benefit Amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the chronic illness Net Amount at Risk is $450,000, calculated as follows:
Chronic Illness Death Benefit Amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is reduced to $750,000, the new chronic illness Net Amount at Risk will be $433,333, calculated as follows:
Chronic Illness Death Benefit Amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 = $66,667. The chronic illness Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.

When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. The monthly chronic illness benefit payments will begin once an insured is determined to be eligible to receive benefits. In order to continue receiving benefits, we may require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). The maximum monthly benefit will be the lesser of:

    1. The monthly benefit percentage you chose times the Chronic Illness Death Benefit Amount in effect; or

    2. The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed; however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the Chronic Illness Death Benefit Amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.

If you have added the Agreement, when you make a claim and we make a chronic illness benefit payment, we will automatically transfer all of your Policy's Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.

Although the allocation of your Accumulation Value in the Fixed Indexed Accounts or Variable Accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

We will waive the Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while chronic illness benefit payments are being made under this Agreement, we will waive any additional Policy charges. While receiving chronic illness benefit payments, you may not increase the Policy Death Benefit, request a policy loan, partial surrenders from the Policy, or make any other transactions.

When we make a chronic illness benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following a chronic illness benefit payment will equal the Accumulation Value immediately prior to the chronic illness benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of a chronic illness benefit payment divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the chronic illness benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

This Agreement will terminate when i) we have paid the maximum Chronic Illness Death Benefit Amount, ii) the insured is no longer eligible for chronic illness benefit payments, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender."

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OTHER MATTERS

FEDERAL TAX STATUS

INTRODUCTION. The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
ACCOUNT. We are taxed as a "life insurance company" under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable Account's activities. The Variable Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.

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In addition, the Code requires that the investments of the Variable Account be
"adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.


DIVERSIFICATION OF INVESTMENTS. Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Account to be deemed to be "adequately diversified."

OWNER CONTROL. In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Account.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

GENERAL. We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when

                                                                        PAGE 79

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loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS.

Policies classified as MECs are subject to the following tax rules:

    1.All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    2.Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

    3.A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

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

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with fixed interest rate Policy loans after your Policy has been in force for ten years or more are less clear and a tax adviser should be consulted about such loans.

Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

SETTLEMENT OPTIONS. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

MULTIPLE POLICIES. Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under
Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


SURRENDER. A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.


REINSTATEMENTS. You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

OVERLOAN PROTECTION AGREEMENT. Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

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LONG TERM CARE AGREEMENT.  We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

WITHHOLDING. To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

OTHER TRANSACTIONS. Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

BUSINESS USES OF POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. In particular, Section 101(j) of the Code, added in 2006, denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of to the proposed purchase.

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS. A tax adviser should be consulted with respect to the split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United

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States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

AMERICAN TAXPAYER RELIEF ACT OF 2012. The American Taxpayer Relief Act of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent.


For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.


The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

                                                                        PAGE 83

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TAX SHELTER REGULATIONS.  Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

MEDICARE TAX ON INVESTMENT INCOME. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

VOTING RIGHTS

We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

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In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.

COMPENSATION PAID FOR THE SALE OF POLICIES

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell the Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her brokerdealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the "Payments Made by Underlying Mutual Funds" section of this prospectus. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.

PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL. Commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

  . We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.

In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for

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financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

PAYMENTS TO BROKER-DEALERS. We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their registered representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker-dealers amounts to compensate them for training and education meetings for their registered representatives.

Depending on the particular selling arrangements, other broker dealers may be compensated for distribution activities, including certain "wholesalers", who control access to certain selling offices and for access or referrals to other selling broker dealers. That compensation may be separate from the compensation paid for sales of the Policies. In addition, we may compensate certain marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to either the whole selling or selling broker-dealers who distribute the Policies, and which may be affiliated with either of those types of broker-dealers.

ADDITIONAL COMPENSATION. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter in distribution relationships with selected selling broker dealers where we may pay additional compensation in the form of marketing allowances, introduction fees and persistency fees (sometimes called "revenue sharing"). These additional compensation arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the Policies, payments for introductions to life insurance producers, providing conferences or seminars, providing sales or training programs for life insurance producers and other employees, payments to assist a selling broker dealer in connection with marketing the Policies or other support services provided to the life insurance producers selling the Policies. The payments vary in amount and may depend upon the selling broker dealer meeting certain cumulative premium thresholds for the sales of our Policies.

These arrangements may not be applicable to all selling broker dealers, and the terms of such arrangements may differ between selling broker dealers. Additional information on special compensation arrangements involving selling firms may be found in the Statement of Additional Information, which is available upon request. You may also ask your sales representative and the selling broker dealer for additional information about compensation they may receive in connection with your purchase of a Policy. Any such compensation, which may be significant at times, will not result in any additional direct Policy charges to you by us.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

CYBERSECURITY

Our variable insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.

FINANCIAL STATEMENTS

The financial statements of the Minnesota Life Individual Variable Universal Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

REGISTRATION STATEMENT

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

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STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about the Variable Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

The table of contents for the Statement of Additional Information is as follows:

       General Information and History
       Services
       Additional Information
       Underwriters
       Underwriting Procedures
       Settlement Options
       Illustrations
       Experts
       Other Information
       Financial Statements

Investment Company Act No. 811-22093

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APPENDIX -- GLOSSARY

ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account.

AGE: The Issue Age plus the number of complete Policy Years elapsed.

AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

APPLICATION: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:

  .  amendments or endorsements;
  .  supplemental Applications; or
  .  reinstatement Applications.

BENEFICIARY(IES): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

CODE: The U.S. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

FIXED INDEXED ACCOUNT: A Fixed Indexed Account is part of our General Account. We may credit Index Credits to your Accumulation Value allocated to Segments in the Fixed Indexed Accounts based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate. We make available two Fixed Indexed Account options under the Policy, Indexed Account A and Indexed Account B.

FIXED LOAN ACCOUNT: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Fixed Indexed Accounts as collateral for fixed interest rate Policy loans.

FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.

FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

GOOD ORDER: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.

GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

GROWTH CAP: The Growth Cap is the maximum growth rate for a Segment that is used to determine the amount of any Index Credit for the Segment.

                                      A-1

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GUARANTEED INTEREST ACCOUNT: The Guaranteed Interest Account is part of our
General Account. We credit Accumulation Value in the Guaranteed Interest Account with a fixed rate of interest guaranteed to be no less than a 2 percent annually.

HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.


INDEX OR S&P 500(R): Standard & Poor's 500(R) Composite Stock Price Index excluding dividends.


INDEX CREDIT: The amount of interest we may credit for an Index Credit Term to your Accumulation Value allocated to a Segment. The amount of an Index Credit is determined by reference to the investment performance of the S&P 500(R) over the Index Credit Term, subject to certain conditions, including any Growth Cap and Participation Rate.

INDEX CREDIT TERM: The time period over which changes in the underlying indices of a Segment are measured for purposes of calculating the Index Credit for that Segment. Currently, all Index Credit Terms and Segments have durations of one year.

INITIAL FACE AMOUNT: The Face Amount on the Policy Date.

INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.

ISSUE AGE: The insured's age at nearest birthday as of the Policy Date.

INTERIM ACCOUNT: The Interim Account is part of our General Account and contains Net Premiums and Accumulation Value transferred from the Guaranteed Interest Account and the Variable Account that you have directed us to place in a Fixed Indexed Account. On each Interim Account Transfer Date, we transfer Accumulation Value in the Interim Account to the Fixed Indexed Accounts according to your allocation instructions.

INTERIM ACCOUNT TRANSFER DATE: The third Friday of each month, which is the date we transfer your Accumulation Value in the Interim Account, including interest credited on amounts in the Interim Account, to a Fixed Indexed Account according to your allocation instructions.

MEC: A modified endowment contract, as defined under the Code.

NET AMOUNT AT RISK: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month's Cost of Insurance Charge.

NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

OWNER (YOU, YOUR): The person named in the Application as the Owner, unless later changed.

PARTICIPATION RATE: A percentage of the growth rate for a Segment used to determine the amount of any Index Credit for the Segment at the end of the Segment Term.

PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.

POLICY ANNIVERSARY: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.

POLICY DATE: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy years, and monthly Policy Anniversaries.

                                      A-2

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POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding
Policy loan balance under your Policy.

POLICY YEAR: A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.

RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

SEC: The Securities and Exchange Commission, a United States government agency.

SEGMENT: A Segment is part of a Fixed Indexed Account and is created by the allocation of Net Premium, transfer of Accumulation Value from the Interim Account or rollover of Accumulation Value from a prior Segment. We may credit an Index Credit to your Accumulation Value allocated to a Segment based in part on the investment performance of the S&P 500(R) , subject to any Growth Cap and Participation Rate.

SEGMENT DATE: The Segment Date is the date a Segment is created. Segment years, Segment anniversaries, and Segment terms are all measured from that date.

SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account's assets exclusively in shares of one Portfolio.

SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.

TERMINATION: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.

TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

UNDERWRITING CLASS: The classification of the insured based upon the level of mortality risk that we assume.

UNIT: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.

UNIT VALUES: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.

UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.

VALUATION DATE: A Valuation Date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.

VARIABLE ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MINNESOTA LIFE INSURANCE COMPANY
                            400 ROBERT STREET NORTH
                          SAINT PAUL, MINNESOTA 55101

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

             VARIABLE UNIVERSAL LIFE DEFENDER(R) INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.


                                  MAY 1, 2017


TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                              2
SERVICES                                                                     2
ADDITIONAL INFORMATION                                                       2
UNDERWRITERS                                                                 3
UNDERWRITING PROCEDURES                                                      4
SETTLEMENT OPTIONS                                                           5
ILLUSTRATIONS                                                                6
EXPERTS                                                                     11
FINANCIAL STATEMENTS                                                        11
OTHER INFORMATION                                                           11

VUL Defender                            1

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GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Canada, Puerto Rico and Guam.

On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services. State Street provides Minnesota Life with monthly invoices detailing each service provided and agreed upon transaction charges for each specific service.

ADDITIONAL INFORMATION

ASSIGNMENT You may assign this policy by forwarding to us a written request in good order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your written request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

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INCONTESTABILITY  After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

SALES BY SECURIAN FINANCIAL REGISTERED REPRESENTATIVES. Commissions to registered representatives of Securian Financial on the sale of Policies include:

  . Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

  . Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

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  .  We will also pay up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.

  . On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us. The underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

SALES BY UNAFFILIATED BROKER DEALERS. We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.


Amounts paid by Minnesota Life to the underwriters of the Policies during 2016, 2015, and 2014, were $16,635,387, $11,846,866, and $11,523,565, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.


UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

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

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 Commissioners Standard Ordinary Tobacco Distinct, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

FACE AMOUNT INCREASES

When a Policy Face Amount increase is effective, we will assess the Policy Issue Charge, the Cost of Insurance on the Face Increase amount as well as any applicable Agreement charges that are based upon the increased net amount at risk.

In addition, for any Policy Face Amount increase, we will allocate Accumulation Value to the base Policy face amount and the increased face amount in the following manner:

STEP 1. We allocate Accumulation Value to the base Policy face amount first. We will allocate Accumulation Value to the base Policy face amount to the extent it does not exceed the application IRC Section 7702 corridor factor. If the guideline premium test applies, then the corridor factor is the published value in IRC Section 7702(d)(2). If the cash value accumulation test applies, then the corridor factor is 1 divided by the net single premium (1/NSP).

Once we have allocated Accumulation Value to the base Policy face amount, we will use the same factors to allocate to the additional coverage layers, beginning with the first coverage layer issued. We will use the same methodology, allocating up to the IRC Section 7702 limits, for each coverage layer. If we allocate Accumulation Value to all of the coverage layers and Accumulation has not been completely allocated, we will proceed to Step 2.

STEP 2. In this step, the allocation of any remaining Accumulation Value depends on the death benefit option chosen by the Policy Owner.

  . If the death benefit option is Level, we apply any remaining Accumulation Value to the last (most recently added) coverage layer. Note that this layer would be the 'worst' underwriting class. Thus by allocating all the excess to this layer, the Policy Owner would have the lowest Cost of Insurance charge.

  . If the death benefit option is the Increasing Option, we cycle through the coverage layers again, in order, and fill up each of the coverage layers to the point where we would otherwise need to increase the death benefit to satisfy the minimum IRC Section 7702 requirements. If, after cycling through all coverage layers, there is still Accumulation Value remaining, we allocate the remaining amount to the last coverage layer.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 1 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

    OPTION 1 -- INTEREST PAYMENTS

    We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

VUL Defender                            5

    OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

    We will make payments for a specified number of years.

    OPTION 3 -- LIFE INCOME

    We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.

    OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

    We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 1 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy for an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.


The tables illustrate a Policy issued to an insured male age 50 in the Standard non-tobacco risk class with a Level Death Benefit Option and the Death Benefit Guarantee Flex Agreement. The tables assume an initial face amount of $500,000 and an annual planned premium payment of $4,800. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the Guaranteed Interest Account or the Fixed Indexed Accounts.


Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Tobacco Distinct 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

VUL Defender                            6

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, accumulation value allocation, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.


The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.58 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.21 percent, representing the arithmetic average of the 2016 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.13 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.23 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.92 and 5.08 percent (gross annual rate of return less average annual Portfolio management fee, average other expenses and average 12b-1 fee). Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.69 and
5.31 percent on the current charges illustration (net annual rate of return plus average unit value credit).


The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such charges are deducted in the future, the hypothetical net annual rates of return would be lower.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option or Increasing Option death benefit is illustrated.

VUL Defender                            7

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this Statement of Additional Information, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

VUL Defender                            8

                                 VUL DEFENDER

                      DEATH BENEFIT OPTION--LEVEL OPTION
                        ASSUMING GUIDELINE PREMIUM TEST

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO


          ASSUMING DEATH BENEFIT GUARANTEE FLEX AGREEMENT IS ATTACHED

                        INITIAL FACE AMOUNT -- $500,000
                           $4,800 ANNUAL PREMIUM/1/
                USING GUARANTEED MAXIMUM CONTRACTUAL CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --


                              0% GROSS      6% GROSS
                             -0.92% NET    5.08% NET



                                         CASH                            CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH   ACCUMULATION SURRENDER  DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT     VALUE       VALUE   BENEFIT
-------  -------- ------- ------------ --------- -------  ------------ --------- -------
  1         50     4,800     1,249         0     500,000*    1,410         0     500,000*
  2         51     4,800     2,347         0     500,000*    2,745         0     500,000*
  3         52     4,800     3,246         0     500,000*    3,953         0     500,000*
  4         53     4,800     3,936         0     500,000*    5,013         0     500,000*
  5         54     4,800     4,366         0     500,000*    5,863         0     500,000*
  6         55     4,800     4,480         0     500,000*    6,434         0     500,000*
  7         56     4,800     4,277         0     500,000*    6,708         0     500,000*
  8         57     4,800     3,737         0     500,000*    6,645         0     500,000*
  9         58     4,800     2,911         0     500,000*    6,281         0     500,000*
  10        59     4,800     1,756         0     500,000*    5,552         0     500,000*
  15        64     4,800         0         0     500,000*        0         0     500,000*
  20        69     4,800         0         0     500,000*        0         0     500,000*


*   Death Benefit Guarantee Flex Agreement is Active

/1/   A premium payment of $4,800 is assumed to be paid annually at the beginning of each policy year.


/2/   The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 50, standard non-tobacco risk class used for the purposes of this illustration is $0.28. The cost of insurance charge will increase as the insured ages.


/3/   Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

VUL Defender                            9

                                 VUL DEFENDER

                      DEATH BENEFIT OPTION--LEVEL OPTION
                        ASSUMING GUIDELINE PREMIUM TEST

                    MALE ISSUE AGE 50, STANDARD NON-TOBACCO


          ASSUMING DEATH BENEFIT GUARANTEE FLEX AGREEMENT IS ATTACHED

                        INITIAL FACE AMOUNT -- $500,000
                           $4,800 ANNUAL PREMIUM/1/
                           USING CURRENT CHARGES/2/

               -- ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF --


                              0% GROSS     6% GROSS
                             -0.69% NET    5.31% NET



                                         CASH                            CASH
POLICY   ATTAINED ANNUAL  ACCUMULATION SURRENDER  DEATH   ACCUMULATION SURRENDER  DEATH
YEAR(3)    AGE    PREMIUM    VALUE       VALUE   BENEFIT     VALUE       VALUE   BENEFIT
-------  -------- ------- ------------ --------- -------  ------------ --------- -------
  1         50     4,800      2,293          0   500,000*     2,494          0   500,000*
  2         51     4,800      4,474          0   500,000*     5,021          0   500,000*
  3         52     4,800      6,530          0   500,000*     7,569          0   500,000*
  4         53     4,800      8,454          0   500,000*    10,129          0   500,000*
  5         54     4,800     10,232          0   500,000*    12,690          0   500,000*
  6         55     4,800     11,852          0   500,000*    15,237          0   500,000*
  7         56     4,800     13,301          0   500,000*    17,756        376   500,000*
  8         57     4,800     14,563          0   500,000*    20,227      3,331   500,000*
  9         58     4,800     15,619        769   500,000*    22,631      7,781   500,000*
  10        59     4,800     16,447      4,072   500,000*    24,940     12,565   500,000*
  15        64     4,800     15,884     15,884   500,000*    33,528     33,528   500,000*
  20        69     4,800      7,510      7,510   500,000*    36,902     36,902   500,000*
  25        74     4,800          0          0         0     22,049     22,049   500,000


*   Death Benefit Guarantee Flex Agreement is Active

/1/   A premium payment of $4,800 is assumed to be paid annually at the beginning of each policy year.


/2/   The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 50, standard non-tobacco risk class used for the purposes of this illustration is $0.17. The cost of insurance charge will increase as the insured ages.


/3/ Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

VUL Defender                            10

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

FINANCIAL STATEMENTS


The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2016, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries (the Company) as of December 31, 2016 have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.


OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

VUL Defender                            11

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                               December 31, 2016

     (With Report of Independent Registered Public Accounting Firm Thereon)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements
                               December 31, 2016

                               TABLE OF CONTENTS

                                                                          PAGE

Report of Independent Registered Public Accounting Firm                      1
Statements  of  Assets, Liabilities, and  Policy Owners' Equity              2
Statements of Operations                                                    14
Statements of Changes in Net Assets                                         26
Notes to Financial Statements                                               38

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and
Policy Owners of Minnesota Life Individual Variable Universal Life Account:

We have audited the accompanying statements of assets, liabilities, and policy owners' equity of the sub-accounts listed in note 1 of Minnesota Life Individual Variable Universal Life Account (collectively, the Account), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the respective underlying portfolios or their transfer agents, or for Securian Funds Trust, verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Minnesota Life Individual Variable Universal Life Account as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Minneapolis, Minnesota
March 31, 2017

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                          AB VPS          AB VPS       AMER FUNDS     FIDELITY VIP                     FRANKLIN
                                        DYNASSTALL       INTL VAL          IS            EQUITY-     FIDELITY VIP      SMALL CP
                                           CL B            CL A         INTL CL 1       INCOME IC     MID CAP IC     VAL VIP CL 1
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $    2,477,080        484,753          77,630       2,650,559      2,908,795       4,515,271
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    --             --              25               7             37             489
Receivable for investments sold                   77             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           2,477,157        484,753          77,655       2,650,566      2,908,832       4,515,760
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 77             --              --              --             --              --
Payable for investments purchased                 --             --              25               7             37             489
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                             77             --              25               7             37             489
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    2,477,080        484,753          77,630       2,650,559      2,908,795       4,515,271
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $    2,477,080        484,753          77,630       2,650,559      2,908,795       4,515,271

    Investment shares                        214,280         36,503           4,615         120,644         85,603         226,557
    Investments at cost               $    2,421,504        494,649          83,958       2,628,185      2,869,971       4,338,446

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        INVESCO VI       IVY VIP                                          IVY           IVY VIP
                                         AMERICAN         ASSET          IVY VIP         IVY VIP       VIP CORE        DIVIDEND
                                         VALUE I        STRATEGY        BALANCED          BOND          EQUITY            OPP
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $       25,603      7,239,976         315,321         440,732      2,062,011         521,614
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    --          1,789           1,300             523            803               6
Receivable for investments sold                   --             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                              25,603      7,241,765         316,621         441,255      2,062,814         521,620
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 --             --              --              --             --              --
Payable for investments purchased                 --          1,789           1,300             523            803               6
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                             --          1,789           1,300             523            803               6
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $       25,603      7,239,976         315,321         440,732      2,062,011         521,614
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $       25,603      7,239,976         315,321         440,732      2,062,011         521,614

    Investment shares                          1,501        900,047          42,190          83,694        193,269          66,989
    Investments at cost               $       24,491      8,479,156         377,889         463,164      2,272,448         532,979

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                         IVY VIP         IVY VIP        IVY VIP
                                         IVY VIP      IVY VIP GLBL       GLOBAL          GLOBAL       GOVT MONEY        IVY VIP
                                          ENERGY       NATURAL RES        BOND           GROWTH         MARKET          GROWTH
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $      334,005      2,042,883          63,977         693,684         33,688       1,898,494
Dividend receivable                               --                             --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                     4             25               1               9             --              67
Receivable for investments sold                   --             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                             334,009      2,042,908          63,978         693,693         33,688       1,898,561
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 --             --              --              --             --              --
Payable for investments purchased                  4             25               1               9             --              67
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                              4             25               1               9             --              67
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $      334,005      2,042,883          63,977         693,684         33,688       1,898,494
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $      334,005      2,042,883          63,977         693,684         33,688       1,898,494

    Investment shares                         49,318        453,581          13,087          85,169         33,688         184,257
    Investments at cost               $      307,721      2,023,324          65,120         731,308         33,688       2,022,046

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                         IVY VIP         IVY VIP        IVY VIP         IVY VIP
                                         IVY VIP      IVY VIP INTL      LIMITED-        MICRO CAP         MID            PATH
                                       HIGH INCOME     CORE EQUITY      TERM BOND        GROWTH       CAP GROWTH        MOD MVF
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $      898,746      2,429,121          98,017         452,180        547,418       3,050,951
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    11            510               1           1,043              7              --
Receivable for investments sold                   --             --              --              --             --              74
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                             898,757      2,429,631          98,018         453,223        547,425       3,051,025
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 --             --              --              --             --              74
Payable for investments purchased                 11            510               1           1,043              7              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                             11            510               1           1,043              7              74
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $      898,746      2,429,121          98,017         452,180        547,418       3,050,951
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $      898,746      2,429,121          98,017         452,180        547,418       3,050,951

    Investment shares                        249,105        158,762          20,046          21,884         58,003         581,477
    Investments at cost               $      923,969      2,615,203          98,625         492,700        552,925       3,016,077

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                         IVY VIP         IVY VIP         IVY VIP         IVY VIP        IVY VIP
                                        PATHFINDER     PATHFINDER      PATHFINDER      PATHFINDER     PATHFINDER     IVY VIP REAL
                                        AGGRESSIVE       CONSERV        MOD AGGR        MOD CONS       MODERATE       ESTATE SEC
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $    4,055,671        226,198       8,792,968         769,443      3,746,030         317,209
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                 1,202              3             108               9             46               4
Receivable for investments sold                   --             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           4,056,873        226,201       8,793,076         769,452      3,746,076         317,213
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 --             --              --              --             --              --
Payable for investments purchased              1,202              3             108               9             46               4
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                          1,202              3             108               9             46               4
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    4,055,671        226,198       8,792,968         769,443      3,746,030         317,209
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $    4,055,671        226,198       8,792,968         769,443      3,746,030         317,209

    Investment shares                        866,837         46,132       1,711,593         154,169        746,935          37,784
    Investments at cost               $    4,443,703        231,856       9,395,934         852,812      4,053,669         305,664

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                         IVY VIP         IVY VIP         IVY VIP
                                        SCIENCE &       SMALL CAP       SMALL CAP        IVY VIP      JANUS ASPEN     JANUS ASPEN
                                           TECH          GROWTH           VALUE           VALUE         JANUS IS      OVERSEAS IS
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $    2,694,675        581,132         469,943         616,110      1,393,605       1,995,991
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    --              7               6               8             --              --
Receivable for investments sold                7,479             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           2,702,154        581,139         469,949         616,118      1,393,605       1,995,991
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                              7,479             --              --              --             --              --
Payable for investments purchased                 --              7               6               8             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                          7,479              7               6               8             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    2,694,675        581,132         469,943         616,110      1,393,605       1,995,991
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $    2,694,675        581,132         469,943         616,110      1,393,605       1,995,991

    Investment shares                        120,623         59,988          25,618         103,964         48,172          80,516
    Investments at cost               $    2,722,374        635,232         427,486         627,393      1,448,121       2,695,859

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                    SEGREGATED SUB-ACCOUNTS*
                             -----------------------------------------------------------------------------------------------------
                                                MORGSTANLEY      MORNINGSTAR      MORNINGSTAR       MORNINGSTAR      MORNINGSTAR
                                MFS VIT II       UIF EMG MK      AGGR GROWTH        BALANCED       CONSERVATIVE         GROWTH
                              INTL VALUE IS       EQ CL 2           ETF I            ETF I             ETF I            ETF I
                             ---------------  ---------------  ---------------  ---------------  ----------------  ---------------
ASSETS
Investments at net asset
  value                      $     1,165,407        1,890,504       30,049,347       10,389,472         2,173,566       57,335,375
Dividend receivable                       --               --               --               --                --               --
Receivable from
  Minnesota Life for
  policy purchase
  payments                               524               40              564              634                 7            4,330
Receivable for
  investments sold                        --               --               --               --                --               --
                             ---------------  ---------------  ---------------  ---------------  ----------------  ---------------
    Total assets                   1,165,931        1,890,544       30,049,911       10,390,106         2,173,573       57,339,705
                             ---------------  ---------------  ---------------  ---------------  ----------------  ---------------

LIABILITIES
Payable to Minnesota
  Life for policy
  terminations, withdrawal
  payments and mortality and
  expense charges                         --               --               --               --                --               --
Payable for investments
  purchased                              524               40              564              634                 7            4,330
                             ---------------  ---------------  ---------------  ---------------  ----------------  ---------------
    Total liabilities                    524               40              564              634                 7            4,330
                             ---------------  ---------------  ---------------  ---------------  ----------------  ---------------
    Net assets applicable
      to policy owners       $     1,165,407        1,890,504       30,049,347       10,389,472         2,173,566       57,335,375
                             ===============  ===============  ===============  ===============  ================  ===============

POLICY OWNERS' EQUITY

    Total policy owners'
      equity                 $     1,165,407        1,890,504       30,049,347       10,389,472         2,173,566       57,335,375

    Investment shares                 51,635          144,203        2,579,343          963,773           202,192        5,193,422
    Investments at cost      $     1,203,986        2,017,950       28,600,807       10,488,385         2,277,974       54,683,582

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                                           SFT            SFT             SFT
                                        MORNINGSTAR     PIMCO VIT          SFT          ADVANTUS        ADVANTUS       ADVANTUS
                                       INC & GROWTH    GLB DIV ALL      ADVANTUS         DYNAMIC       INDEX 400       INDEX 500
                                           ETF I         ADV CL         BOND CL 1        MGD VOL        MC CL 1          CL 1
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $    2,411,484      2,192,692       2,082,333       7,752,559      4,265,120       8,348,756
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    --             --             227             158          1,434           3,673
Receivable for investments sold                1,995             63              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           2,413,479      2,192,755       2,082,560       7,752,717      4,266,554       8,352,429
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations,
  withdrawal payments and
  mortality and expense charges                1,995             63              --              --             --              --
Payable for investments
  purchased                                       --             --             227             158          1,434           3,673
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                          1,995             63             227             158          1,434           3,673
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    2,411,484      2,192,692       2,082,333       7,752,559      4,265,120       8,348,756
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $    2,411,484      2,192,692       2,082,333       7,752,559      4,265,120       8,348,756

    Investment shares                        241,148        228,168         922,611         634,911        997,582         954,641
    Investments at cost               $    2,582,196      2,087,028       1,961,143       7,235,131      3,586,393       7,221,522

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                            SFT            SFT             SFT             SFT
                                         ADVANTUS       ADVANTUS        ADVANTUS        ADVANTUS                        SFT IVY
                                           INTL          MGD VOL        MORTGAGE       REAL ESTATE      SFT IVY        SMALL CAP
                                         BOND CL 1       EQUITY           CL 1            CL 1           GROWTH         GROWTH
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset value        $    1,097,472     23,235,068         247,238       2,895,857        157,590         249,263
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota Life
  for policy purchase payments                    50          1,902              14             245             81             989
Receivable for investments sold                   --             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           1,097,522     23,236,970         247,252       2,896,102        157,671         250,252
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life for
  policy terminations, withdrawal
  payments and mortality and
  expense charges                                 --             --              --              --             --              --
Payable for investments
  purchased                                       50          1,902              14             245             81             989
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                             50          1,902              14             245             81             989
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    1,097,472     23,235,068         247,238       2,895,857        157,590         249,263
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners' equity       $    1,097,472     23,235,068         247,238       2,895,857        157,590         249,263

    Investment shares                        439,157      2,216,492         128,521         639,885         13,002          19,765
    Investments at cost               $    1,056,315     22,250,785         233,753       2,453,815        153,509         224,523

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        SFT PYRAMIS                     TOPS MGD                      VANGUARD VI    VANGUARD VI
                                        CORE EQUITY    SFT T. ROWE     RISK FLEX       VANGUARD VI      CAPITAL      DIVERSIFIED
                                           CL 1        PRICE VALUE        ETF           BALANCED        GROWTH          VALUE
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset
  value                               $       82,675        412,391       3,155,262       4,406,677      4,729,211       1,317,433
Dividend receivable                               --             --              --              --             --              --
Receivable from Minnesota
  Life for policy purchase
  payments                                       240             84              --              --             53           7,534
Receivable for investments
  sold                                            --             --              42              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                              82,915        412,475       3,155,304       4,406,677      4,729,264       1,324,967
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life
  for policy terminations,
  withdrawal payments and
  mortality and expense
  charges                                         --             --              42              --             --              --
Payable for investments
  purchased                                      240             84              --              --             53           7,534
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                            240             84              42              --             53           7,534
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $       82,675        412,391       3,155,262       4,406,677      4,729,211       1,317,433
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners'
      equity                          $       82,675        412,391       3,155,262       4,406,677      4,729,211       1,317,433

    Investment shares                          6,986         35,106         294,884         191,345        166,756          76,998
    Investments at cost               $       79,465        384,521       3,069,882       4,265,079      4,083,790       1,233,367

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        VANGUARD VI    VANGUARD VI                     VANGUARD VI     VANGUARD VI    VANGUARD VI
                                          EQUITY       HIGH YIELD     VANGUARD VI        MONEY        SHT-TRM INV-     SMALL CO
                                          INCOME          BOND       INTERNATIONAL       MARKET            GR           GROWTH
                                      --------------  -------------  --------------  --------------  -------------  --------------
ASSETS
Investments at net asset
  value                               $    4,613,635      1,369,192       4,069,598       2,062,624        627,990       5,052,343
Dividend receivable                               --             --              --              80             --              --
Receivable from Minnesota
  Life for policy purchase
  payments                                        66             29             120              --             --             134
Receivable for investments
  sold                                            --             --              --              --             --              --
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total assets                           4,613,701      1,369,221       4,069,718       2,062,704        627,990       5,052,477
                                      --------------  -------------  --------------  --------------  -------------  --------------

LIABILITIES
Payable to Minnesota Life
  for policy terminations,
  withdrawal payments and
  mortality and expense
  charges                                         --             --              --              --             --              --
Payable for investments
  purchased                                       66             29             120              --             --             134
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Total liabilities                             66             29             120              --             --             134
                                      --------------  -------------  --------------  --------------  -------------  --------------
    Net assets applicable to
      policy owners                   $    4,613,635      1,369,192       4,069,598       2,062,704        627,990       5,052,343
                                      ==============  =============  ==============  ==============  =============  ==============

POLICY OWNERS' EQUITY

    Total policy owners'
      equity                          $    4,613,635      1,369,192       4,069,598       2,062,704        627,990       5,052,343

    Investment shares                        208,762        171,363         208,377       2,062,624         59,077         234,993
    Investments at cost               $    4,274,910      1,358,061       4,183,308       2,062,624        628,715       4,963,316

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

          Statements of Assets, Liabilities, and Policy Owners' Equity

                               December 31, 2016


                                                                                           SEGREGATED SUB-ACCOUNTS*
                                                                           -------------------------------------------------------
                                                                              VANGUARD VI        VANGUARD VI
                                                                               TOTAL BOND        TOTAL STOCK
                                                                                 MARKET             MARKET             TOTALS
                                                                           -----------------  -----------------  -----------------
ASSETS
Investments at net asset value                                             $       2,021,061          3,289,530        257,070,209
Dividend receivable                                                                       --                 --                 80
Receivable from Minnesota Life for policy purchase payments                               --                 --             31,182
Receivable for investments sold                                                           --                 --              9,730
                                                                           -----------------  -----------------  -----------------
    Total assets                                                                   2,021,061          3,289,530        257,111,201
                                                                           -----------------  -----------------  -----------------

LIABILITIES
Payable to Minnesota Life for policy terminations, withdrawal payments
  and mortality and expense charges                                                       --                 --              9,730
Payable for investments purchased                                                         --                 --             31,182
                                                                           -----------------  -----------------  -----------------
    Total liabilities                                                                     --                 --             40,912
                                                                           -----------------  -----------------  -----------------
    Net assets applicable to policy owners                                 $       2,021,061          3,289,530        257,070,289
                                                                           =================  =================  =================
POLICY OWNERS' EQUITY

    Total policy owners' equity                                            $       2,021,061          3,289,530        257,070,289

    Investment shares                                                                171,713             96,467
    Investments at cost                                                    $       2,060,303          3,035,278        251,711,065

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                         AB VPS                                       FIDELITY VIP                      FRANKLIN
                                       DYNASSTALL        AB VPS       AMER FUNDS IS     EQUITY-       FIDELITY VIP    SMALL CP VAL
                                          CL B        INTL VAL CL A    INTL CL 1       INCOME IC       MID CAP IC       VIP CL 1
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     10,749           6,264           1,145          56,956          13,841          33,891
  Unit value credit (note 3)                 4,620             146              --           2,159           2,550           5,104
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          15,369           6,410           1,145          59,115          16,391          38,995
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                     417              --           4,361         131,617         148,254         469,413

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                     74,959          31,083           4,699         343,268         386,300         283,915
    Cost of investments sold               (75,722)        (35,480)         (5,218)       (325,169)       (381,924)       (260,069)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                            (763)         (4,397)           (519)         18,099           4,376          23,846
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                             (346)         (4,397)          3,842         149,716         152,630         493,259

  Net change in unrealized
    appreciation (depreciation) of
    investments                             59,060          (1,668)         (3,652)        168,442         146,171         434,798
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         58,714          (6,065)            190         318,158         298,801         928,057
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     74,083             345           1,335         377,273         315,192         967,052
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                       INVESCO VI       IVY VIP                                                         IVY VIP
                                        AMERICAN         ASSET          IVY VIP         IVY VIP         IVY VIP         DIVIDEND
                                        VALUE I         STRATEGY        BALANCED          BOND        CORE EQUITY         OPP
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $         46          43,860           3,568          10,501           8,650           6,354
  Unit value credit (note 3)                    27          34,008           1,257           2,000           8,769           2,261
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net              73          77,868           4,825          12,501          17,419           8,615
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                     709              --          38,535           1,181         231,533          28,529

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                      1,076       3,409,477          20,400          49,528       1,111,794          76,940
    Cost of investments sold                (1,405)     (4,390,376)        (24,995)        (54,132)     (1,262,810)        (66,719)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                            (329)       (980,899)         (4,595)         (4,604)       (151,016)         10,221
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                              380        (980,899)         33,940          (3,423)         80,517          38,750

  Net change in unrealized
    appreciation (depreciation) of
    investments                              1,847         736,412         (30,970)          9,772          (9,975)         (9,850)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net          2,227        (244,487)          2,970           6,349          70,542          28,900
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $      2,300        (166,619)          7,795          18,850          87,961          37,515
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                                        IVY VIP         IVY VIP
                                        IVY VIP       IVY VIP GLBL      IVY VIP          GLOBAL        GOVT MONEY       IVY VIP
                                         ENERGY       NATURAL RES     GLOBAL BOND        GROWTH          MARKET          GROWTH
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $        408          12,376           2,070           1,621              39             415
  Unit value credit (note 3)                 1,323           8,124             263           3,303              29           8,046
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net           1,731          20,500           2,333           4,924              68           8,461
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                      --              --              --          22,183               1         181,218

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                     63,787         737,051           6,894         141,705           1,844         980,003
    Cost of investments sold               (66,885)     (1,006,652)         (7,276)       (141,268)         (1,844)       (983,808)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          (3,098)       (269,601)           (382)            437              --          (3,805)
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                           (3,098)       (269,601)           (382)         22,620               1         177,413

  Net change in unrealized
    appreciation (depreciation) of
    investments                             91,802         658,728           2,254         (48,289)             --        (149,706)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         88,704         389,127           1,872         (25,669)              1          27,707
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     90,435         409,627           4,205         (20,745)             69          36,168
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                        IVY VIP         IVY VIP
                                        IVY VIP       IVY VIP INTL      LIMITED-       MICRO CAP      IVY VIP MID     IVY VIP PATH
                                      HIGH INCOME     CORE EQUITY      TERM BOND         GROWTH        CAP GROWTH       MOD MVF
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     58,767          31,925           1,243              --              --          11,070
  Unit value credit (note 3)                 3,740          10,427             405           1,768           2,442           4,932
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          62,507          42,352           1,648           1,768           2,442          16,002
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                      --          25,775              --          40,575          30,180          64,805

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    108,580         923,428           8,473          60,154          89,642          66,191
    Cost of investments sold              (110,936)     (1,013,095)         (8,583)        (67,887)        (76,759)        (69,447)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          (2,356)        (89,667)           (110)         (7,733)         12,883          (3,256)
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                           (2,356)        (63,892)           (110)         32,842          43,063          61,549

  Net change in unrealized
    appreciation (depreciation) of
    investments                             67,225          72,034             287          16,491          (9,704)         37,775
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         64,869           8,142             177          49,333          33,359          99,324
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $    127,376          50,494           1,825          51,101          35,801         115,326
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                       PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER     IVY VIP REAL
                                       AGGRESSIVE       CONSERV         MOD AGGR        MOD CONS        MODERATE       ESTATE SEC
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     57,140             997         130,133          10,733          47,647           2,956
  Unit value credit (note 3)                17,142             472          36,485           3,562          16,496           1,293
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          74,282           1,469         166,618          14,295          64,143           4,249
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 374,514           5,361         712,479          60,164         287,823          24,977

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    364,041           5,877         801,865         110,872         211,661          37,988
    Cost of investments sold              (372,298)         (6,506)       (760,165)       (121,222)       (212,368)        (20,307)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          (8,257)           (629)         41,700         (10,350)           (707)         17,681
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                          366,257           4,732         754,179          49,814         287,116          42,658

  Net change in unrealized
    appreciation (depreciation) of
    investments                           (216,473)         (1,335)       (507,540)        (35,224)       (200,698)        (36,680)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net        149,784           3,397         246,639          14,590          86,418           5,978
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $    224,066           4,866         413,257          28,885         150,561          10,227
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        IVY VIP         IVY VIP         IVY VIP
                                       SCIENCE &       SMALL CAP       SMALL CAP        IVY VIP       JANUS ASPEN     JANUS ASPEN
                                          TECH           GROWTH          VALUE           VALUE          JANUS IS      OVERSEAS IS
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $         --              --           1,507           5,282           7,472          87,423
  Unit value credit (note 3)                11,296           2,358           1,733           2,127             289             401
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          11,296           2,358           3,240           7,409           7,761          87,824
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 102,393          53,634          32,105          51,127          84,496          57,639

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                  1,388,059          52,440          35,636           8,750         183,158         192,681
    Cost of investments sold            (1,334,601)        (54,440)        (34,149)         (8,587)       (152,745)       (332,043)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          53,458          (2,000)          1,487             163          30,413        (139,362)
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                          155,851          51,634          33,592          51,290         114,909         (81,723)

  Net change in unrealized
    appreciation (depreciation) of
    investments                            (99,678)        (31,710)         69,752          12,539        (119,675)       (134,862)
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         56,173          19,924         103,344          63,829          (4,766)       (216,585)
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     67,469          22,282         106,584          71,238           2,995        (128,761)
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                       MFS VIT II     MORGSTANLEY     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR
                                          INTL         UIF EMG MK     AGGR GROWTH       BALANCED      CONSERVATIVE     GROWTH ETF
                                        VALUE IS        EQ CL 2          ETF I           ETF I           ETF I             I
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $      9,974           7,860         440,306         204,792          38,532         965,804
  Unit value credit (note 3)                 1,141           6,129          31,653          11,952           2,509          66,325
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          11,115          13,989         471,959         216,744          41,041       1,032,129
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                  16,840              --       1,380,255         497,986          55,835       2,442,094

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                     31,363         199,038       2,552,926       1,262,767         323,274       7,164,232
    Cost of investments sold               (30,396)       (203,908)     (2,164,810)     (1,156,368)       (330,272)     (5,713,128)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                             967          (4,870)        388,116         106,399          (6,998)      1,451,104
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                           17,807          (4,870)      1,768,371         604,385          48,837       3,893,198

  Net change in unrealized
    appreciation (depreciation) of
    investments                            (38,667)        104,911         780,994          41,272          12,170         511,159
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net        (20,860)        100,041       2,549,365         645,657          61,007       4,404,357
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     (9,745)        114,030       3,021,324         862,401         102,048       5,436,486
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                                          SFT             SFT             SFT
                                      MORNINGSTAR      PIMCO VIT          SFT           ADVANTUS        ADVANTUS        ADVANTUS
                                         INC &        GLB DIV ALL       ADVANTUS      DYNAMIC MGD      INDEX 400       INDEX 500
                                      GROWTH ETF I       ADV CL        BOND CL 1          VOL           MC CL 1           CL 1
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     49,978          28,719              --              --              --              --
  Unit value credit (note 3)                 2,807           2,042             847           2,646           1,422           5,985
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net          52,785          30,761             847           2,646           1,422           5,985
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 127,902           4,316              --              --              --              --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    242,044          68,390         108,883          91,518         200,319         418,406
    Cost of investments sold              (246,165)        (72,758)        (87,462)        (87,534)       (121,665)       (260,417)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          (4,121)         (4,368)         21,421           3,984          78,654         157,989
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                          123,781             (52)         21,421           3,984          78,654         157,989

  Net change in unrealized
    appreciation (depreciation) of
    investments                            (22,357)        121,618          41,197         516,750         500,359         548,834
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net        101,424         121,566          62,618         520,734         579,013         706,823
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $    154,209         152,327          63,465         523,380         580,435         712,808
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                          SFT             SFT             SFT
                                          SFT           ADVANTUS        ADVANTUS        ADVANTUS                        SFT IVY
                                      ADVANTUS INTL     MGD VOL         MORTGAGE      REAL ESTATE       SFT IVY        SMALL CAP
                                       BOND Cl 1         EQUITY           CL 1            CL 1           GROWTH          GROWTH
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $         --              --              --              --              --              --
  Unit value credit (note 3)                    --          10,971             112           2,438             395             641
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net              --          10,971             112           2,438             395             641
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                      --              --              --              --              --              --

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    116,726          42,527          11,814         219,240          12,988          24,579
    Cost of investments sold              (104,840)        (40,864)        (10,454)       (130,346)        (13,048)        (24,523)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          11,886           1,663           1,360          88,894             (60)             56
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                           11,886           1,663           1,360          88,894             (60)             56

  Net change in unrealized
    appreciation (depreciation) of
    investments                             25,663         855,780           1,236           4,589           3,749          28,630
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         37,549         857,443           2,596          93,483           3,689          28,686
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     37,549         868,414           2,708          95,921           4,084          29,327
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                      SFT PYRAMIS        SFT T.         TOPS MGD                        VANGUARD      VANGUARD VI
                                      CORE EQUITY      ROWE PRICE      RISK FLEX        VANGUARD       VI CAPITAL     DIVERSIFIED
                                          CL 1           VALUE            ETF         VI BALANCED        GROWTH          VALUE
                                      ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $         --              --          17,932          48,997          42,350          26,264
  Unit value credit (note 3)                    90           1,201           4,786              --              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Investment income (loss) - net              90           1,201          22,718          48,997          42,350          26,264
                                      ------------    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                      --              --              --          85,745          92,957          53,724

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                     11,226         104,452         175,033         380,089         335,426         122,014
    Cost of investments sold               (11,567)        (97,081)       (172,439)       (360,521)       (197,596)        (89,762)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                            (341)          7,371           2,594          19,568         137,830          32,252
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Net realized gains (losses) on
      investments                             (341)          7,371           2,594         105,313         230,787          85,976

  Net change in unrealized
    appreciation (depreciation) of
    investments                              3,728          24,696          93,153         173,062         188,463          28,949
                                      ------------    ------------    ------------    ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net          3,387          32,067          95,747         278,375         419,250         114,925
                                      ------------    ------------    ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $      3,477          33,268         118,465         327,372         461,600         141,189
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        VANGUARD        VANGUARD                                        VANGUARD        VANGUARD
                                       VI EQUITY        VI HIGH        VANGUARD VI    VANGUARD VI      VI SHT-TRM     VI SMALL CO
                                         INCOME        YIELD BOND     INTERNATIONAL   MONEY MARKET       INV-GR          GROWTH
                                      ------------    ------------    -------------   ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     84,697          64,817           44,359          9,248          10,026          13,252
  Unit value credit (note 3)                    --              --               --             --              --              --
                                      ------------    ------------     ------------   ------------    ------------    ------------
    Investment income (loss) - net          84,697          64,817           44,359          9,248          10,026          13,252
                                      ------------    ------------     ------------   ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                 212,978              --           51,646             --              --         336,484

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    263,240         193,830          357,633        292,556         119,055         433,411
    Cost of investments sold              (189,973)       (197,538)        (328,754)      (292,556)       (120,529)       (410,517)
                                      ------------    ------------     ------------   ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                          73,267          (3,708)          28,879             --          (1,474)         22,894
                                      ------------    ------------     ------------   ------------    ------------    ------------
    Net realized gains (losses) on
      investments                          286,245          (3,708)          80,525             --          (1,474)        359,378

  Net change in unrealized
    appreciation (depreciation) of
    investments                            162,674          75,945          (49,993)            --           4,929         266,568
                                      ------------    ------------     ------------   ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net        448,919          72,237           30,532             --           3,455         625,946
                                      ------------    ------------     ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $    533,616         137,054           74,891          9,248          13,481         639,198
                                      ============    ============     ============   ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2016

                                                SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------
                                        VANGUARD        VANGUARD
                                        VI TOTAL        VI TOTAL
                                       BOND MARKET    STOCK MARKET       TOTALS
                                      ------------    ------------    ------------
INVESTMENT INCOME (LOSS) - NET
  Investment income distributions
    from underlying mutual fund       $     34,410          33,710       2,843,076
  Unit value credit (note 3)                    --              --         357,449
                                      ------------    ------------    ------------
    Investment income (loss) - net          34,410          33,710       3,200,525
                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - NET
  Realized gain distributions from
    underlying mutual fund                   4,099          87,897       8,716,756

  Realized gains (losses) on sales
    of investments
    Proceeds from sales                    147,054         332,587      28,732,859
    Cost of investments sold              (147,647)       (266,806)    (27,530,134)
                                      ------------    ------------    ------------
  Realized gains (losses) on sales
    of investments                            (593)         65,781       1,202,725
                                      ------------    ------------    ------------
    Net realized gains (losses) on
      investments                            3,506         153,678       9,919,481

  Net change in unrealized
    appreciation (depreciation) of
    investments                            (11,063)        174,345       6,111,043
                                      ------------    ------------    ------------

    Realized and unrealized gains
      (losses) on investments - net         (7,557)        328,023      16,030,524
                                      ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS    $     26,853         361,733      19,231,049
                                      ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                         AB VPS                        AMER FUNDS       FIDELITY        FIDELITY        FRANKLIN
                                       DYNASSTALL     AB VPS INTL     IS INTL CL 1    VIP EQUITY-         VIP           SMALL CP
                                        CL B (a)        VAL CL A          (a)          INCOME IC       MID CAP IC     VAL VIP CL 1
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $        426          12,141             732          63,848          14,314           7,415
  Net realized gains (losses) on
    investments                                434          (3,134)           (338)        181,461         252,291         436,028
  Net change in unrealized
    appreciation (depreciation) of
    investments                             (3,484)          1,421          (2,676)       (325,384)       (309,962)       (637,306)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations          (2,624)         10,428          (2,282)        (80,075)        (43,357)       (193,863)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 234,539          74,970          56,435         467,069         578,353         645,212
  Policy terminations, withdrawal
    payments and charges                    (3,585)        (48,161)         (5,131)       (190,259)       (214,489)       (155,839)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 230,954          26,809          51,304         276,810         363,864         489,373
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          228,330          37,237          49,022         196,735         320,507         295,510
Net assets at the beginning of year             --         410,062              --       1,729,685       2,039,320       2,431,105
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $    228,330         447,299          49,022       1,926,420       2,359,827       2,726,615
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     15,369           6,410           1,145          59,115          16,391          38,995
  Net realized gains (losses) on
    investments                               (346)         (4,397)          3,842         149,716         152,630         493,259
  Net change in unrealized
    appreciation (depreciation) of
    investments                             59,060          (1,668)         (3,652)        168,442         146,171         434,798
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         74,083             345           1,335         377,273         315,192         967,052
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments               2,251,007          68,244          31,972         690,977         620,853       1,106,873
  Policy terminations, withdrawal
    payments and charges                   (76,340)        (31,135)         (4,699)       (344,111)       (387,077)       (285,269)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions               2,174,667          37,109          27,273         346,866         233,776         821,604
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets        2,248,750          37,454          28,608         724,139         548,968       1,788,656
Net assets at the beginning of year        228,330         447,299          49,022       1,926,420       2,359,827       2,726,615
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  2,477,080         484,753          77,630       2,650,559       2,908,795       4,515,271
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                       INVESCO VI       IVY VIP                                         IVY VIP         IVY VIP
                                        AMERICAN         ASSET          IVY VIP         IVY VIP           CORE          DIVIDEND
                                      VALUE I (a)       STRATEGY        BALANCED          BOND           EQUITY           OPP
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $         15          64,604           3,319          14,150          14,153           7,906
  Net realized gains (losses) on
    investments                                291       1,382,590          32,258          (2,603)        295,167          59,987
  Net change in unrealized
    appreciation (depreciation) of
    investments                               (736)     (2,125,194)        (36,372)         (9,060)       (314,665)        (76,248)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations            (430)       (678,000)           (795)          2,487          (5,345)         (8,355)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                   3,728       1,605,440          59,276          49,692         366,932          89,299
  Policy terminations, withdrawal
    payments and charges                      (308)       (676,947)        (20,001)        (35,461)        (75,277)        (37,868)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                   3,420         928,493          39,275          14,231         291,655          51,431
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets            2,990         250,493          38,480          16,718         286,310          43,076
Net assets at the beginning of year             --       7,706,877         217,106         404,520       1,586,749         437,082
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $      2,990       7,957,370         255,586         421,238       1,873,059         480,158
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $         73          77,868           4,825          12,501          17,419           8,615
  Net realized gains (losses) on
    investments                                380        (980,899)         33,940          (3,423)         80,517          38,750
  Net change in unrealized
    appreciation (depreciation) of
    investments                              1,847         736,412         (30,970)          9,772          (9,975)         (9,850)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations          2,300        (166,619)          7,795          18,850          87,961          37,515
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                  21,396       2,873,010          72,910          51,200       1,215,484          81,830
  Policy terminations, withdrawal
    payments and charges                    (1,083)     (3,423,785)        (20,970)        (50,556)     (1,114,493)        (77,889)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  20,313        (550,775)         51,940             644         100,991           3,941
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           22,613        (717,394)         59,735          19,494         188,952          41,456
Net assets at the beginning of year          2,990       7,957,370         255,586         421,238       1,873,059         480,158
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $     25,603       7,239,976         315,321         440,732       2,062,011         521,614
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                        IVY VIP                         IVY VIP         IVY VIP
                                        IVY VIP       GLBL NATURAL      IVY VIP          GLOBAL        GOVT MONEY       IVY VIP
                                         ENERGY           RES         GLOBAL BOND        GROWTH          MARKET          GROWTH
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $      1,417           9,236           1,848           6,541             133           8,596
  Net realized gains (losses) on
    investments                              3,144         (17,765)           (116)         43,808              --         203,334
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (72,894)       (403,370)         (2,842)        (23,889)             --        (103,724)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations         (68,333)       (411,899)         (1,110)         26,460             133         108,206
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                  85,870         436,471          18,862          99,576           7,545         372,602
  Policy terminations, withdrawal
    payments and charges                   (13,401)        (55,776)         (3,495)        (47,634)         (4,850)       (100,620)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  72,469         380,695          15,367          51,942           2,695         271,982
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets            4,136         (31,204)         14,257          78,402           2,828         380,188
Net assets at the beginning of year        256,735       1,573,021          35,493         689,815          25,780       1,389,090
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $    260,871       1,541,817          49,750         768,217          28,608       1,769,278
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $      1,731          20,500           2,333           4,924              68           8,461
  Net realized gains (losses) on
    investments                             (3,098)       (269,601)           (382)         22,620               1         177,413
  Net change in unrealized
    appreciation (depreciation) of
    investments                             91,802         658,728           2,254         (48,289)             --        (149,706)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         90,435         409,627           4,205         (20,745)             69          36,168
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                  46,970         830,662          17,030          89,216           7,064       1,075,573
  Policy terminations, withdrawal
    payments and charges                   (64,271)       (739,223)         (7,008)       (143,004)         (2,053)       (982,525)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 (17,301)         91,439          10,022         (53,788)          5,011          93,048
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           73,134         501,066          14,227         (74,533)          5,080         129,216
Net assets at the beginning of year        260,871       1,541,817          49,750         768,217          28,608       1,769,278
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $    334,005       2,042,883          63,977         693,684          33,688       1,898,494
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                        IVY VIP         IVY VIP         IVY VIP
                                        IVY VIP        INTL CORE        LIMITED-       MICRO CAP      IVY VIP MID     IVY VIP PATH
                                      HIGH INCOME        EQUITY        TERM BOND         GROWTH        CAP GROWTH     MOD MVF (a)
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $     49,109          35,535           1,370           1,903           2,405             155
  Net realized gains (losses) on
    investments                              9,434         268,854            (175)         69,222          52,414            (109)
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (109,149)       (331,719)           (510)       (108,458)        (85,872)         (2,900)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations         (50,606)        (27,330)            685         (37,333)        (31,053)         (2,854)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 173,704         493,066          31,561          48,235          89,711         445,348
  Policy terminations, withdrawal
    payments and charges                   (27,438)        (65,678)         (4,353)        (10,003)        (27,307)         (3,152)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 146,266         427,388          27,208          38,232          62,404         442,196
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           95,660         400,058          27,893             899          31,351         439,342
Net assets at the beginning of year        665,457       1,829,213          42,862         401,736         497,806              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $    761,117       2,229,271          70,755         402,635         529,157         439,342
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     62,507          42,352           1,648           1,768           2,442          16,002
  Net realized gains (losses) on
    investments                             (2,356)        (63,892)           (110)         32,842          43,063          61,549
  Net change in unrealized
    appreciation (depreciation) of
    investments                             67,225          72,034             287          16,491          (9,704)         37,775
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations        127,376          50,494           1,825          51,101          35,801         115,326
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 120,424       1,075,497          34,106          59,276          72,905       2,564,056
  Policy terminations, withdrawal
    payments and charges                  (110,171)       (926,141)         (8,669)        (60,832)        (90,445)        (67,773)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  10,253         149,356          25,437          (1,556)        (17,540)      2,496,283
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          137,629         199,850          27,262          49,545          18,261       2,611,609
Net assets at the beginning of year        761,117       2,229,271          70,755         402,635         529,157         439,342
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $    898,746       2,429,121          98,017         452,180         547,418       3,050,951
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        IVY VIP         IVY VIP         IVY VIP         IVY VIP         IVY VIP
                                       PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER      PATHFINDER     IVY VIP REAL
                                       AGGRESSIVE       CONSERV         MOD AGGR        MOD CONS        MODERATE       ESTATE SEC
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $    109,461           1,061         216,688          19,035          78,012           3,520
  Net realized gains (losses) on
    investments                            391,931           4,170         706,435          84,145         321,985          34,350
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (478,523)         (4,911)       (888,163)        (95,401)       (372,171)        (24,167)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations          22,869             320          34,960           7,779          27,826          13,703
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 565,881          14,845         602,337          99,324         211,878          45,390
  Policy terminations, withdrawal
    payments and charges                  (266,594)         (6,003)       (259,622)       (223,922)       (200,114)        (17,720)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 299,287           8,842         342,715        (124,598)         11,764          27,670
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          322,156           9,162         377,675        (116,819)         39,590          41,373
Net assets at the beginning of year      3,248,941          64,210       7,611,484         932,546       3,631,108         233,131
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $  3,571,097          73,372       7,989,159         815,727       3,670,698         274,504
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     74,282           1,469         166,618          14,295          64,143           4,249
  Net realized gains (losses) on
    investments                            366,257           4,732         754,179          49,814         287,116          42,658
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (216,473)         (1,335)       (507,540)        (35,224)       (200,698)        (36,680)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations        224,066           4,866         413,257          28,885         150,561          10,227
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 632,589         153,983       1,208,371          37,985         146,716          70,938
  Policy terminations, withdrawal
    payments and charges                  (372,081)         (6,023)       (817,819)       (113,154)       (221,945)        (38,460)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 260,508         147,960         390,552         (75,169)        (75,229)         32,478
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          484,574         152,826         803,809         (46,284)         75,332          42,705
Net assets at the beginning of year      3,571,097          73,372       7,989,159         815,727       3,670,698         274,504
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  4,055,671         226,198       8,792,968         769,443       3,746,030         317,209
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                        IVY VIP         IVY VIP         IVY VIP                          JANUS
                                       SCIENCE &       SMALL CAP       SMALL CAP        IVY VIP       ASPEN JANUS     JANUS ASPEN
                                          TECH           GROWTH          VALUE           VALUE             IS         OVERSEAS IS
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $     10,828           2,372           1,700           4,125           9,745          14,520
  Net realized gains (losses) on
    investments                            199,163          90,772          25,660          50,680         289,991         (34,480)
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (299,886)        (83,094)        (44,211)        (66,492)       (233,751)       (163,818)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations         (89,895)         10,050         (16,851)        (11,687)         65,985        (183,778)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 726,079          76,007          52,414          76,598         187,847         395,862
  Policy terminations, withdrawal
    payments and charges                  (233,645)        (38,339)        (30,034)        (28,792)       (141,554)       (122,618)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 492,434          37,668          22,380          47,806          46,293         273,244
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          402,539          47,718           5,529          36,119         112,278          89,466
Net assets at the beginning of year      2,138,937         455,173         301,412         320,251       1,246,250       1,902,973
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $  2,541,476         502,891         306,941         356,370       1,358,528       1,992,439
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     11,296           2,358           3,240           7,409           7,761          87,824
  Net realized gains (losses) on
    investments                            155,851          51,634          33,592          51,290         114,909         (81,723)
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (99,678)        (31,710)         69,752          12,539        (119,675)       (134,862)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         67,469          22,282         106,584          71,238           2,995        (128,761)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments               1,477,022         109,135          93,056         198,216         215,351         325,132
  Policy terminations, withdrawal
    payments and charges                (1,391,292)        (53,176)        (36,638)         (9,714)       (183,269)       (192,819)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  85,730          55,959          56,418         188,502          32,082         132,313
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          153,199          78,241         163,002         259,740          35,077           3,552
Net assets at the beginning of year      2,541,476         502,891         306,941         356,370       1,358,528       1,992,439
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  2,694,675         581,132         469,943         616,110       1,393,605       1,995,991
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                       MFS VIT II     MORGSTANLEY     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR
                                      INTL VALUE IS    UIF EMG MK     AGGR GROWTH       BALANCED      CONSERVATIVE       GROWTH
                                          (a)           EQ CL 2          ETF I           ETF I           ETF I           ETF I
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $        609          17,585         373,045         172,869          31,145         889,055
  Net realized gains (losses) on
    investments                               (188)        (22,972)      1,103,789         303,301          51,744       1,899,271
  Net change in unrealized
    appreciation (depreciation) of
    investments                                 88        (182,889)     (2,142,231)       (662,220)        (99,370)     (4,025,448)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations             509        (188,276)       (665,397)       (186,050)        (16,481)     (1,237,122)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 147,101         461,403       6,195,047       1,615,644         345,092       7,799,191
  Policy terminations, withdrawal
    payments and charges                    (7,359)       (155,739)     (2,443,149)       (359,998)       (341,753)     (4,373,658)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 139,742         305,664       3,751,898       1,255,646           3,339       3,425,533
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          140,251         117,388       3,086,501       1,069,596         (13,142)      2,188,411
Net assets at the beginning of year             --       1,405,980      20,425,601       8,277,325       2,002,063      51,175,905
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $    140,251       1,523,368      23,512,102       9,346,921       1,988,921      53,364,316
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     11,115          13,989         471,959         216,744          41,041       1,032,129
  Net realized gains (losses) on
    investments                             17,807          (4,870)      1,768,371         604,385          48,837       3,893,198
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (38,667)        104,911         780,994          41,272          12,170         511,159
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         (9,745)        114,030       3,021,324         862,401         102,048       5,436,486
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments               1,066,528         453,517       6,076,160       1,449,232         407,312       5,730,898
  Policy terminations, withdrawal
    payments and charges                   (31,627)       (200,411)     (2,560,239)     (1,269,082)       (324,715)     (7,196,325)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions               1,034,901         253,106       3,515,921         180,150          82,597      (1,465,427)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets        1,025,156         367,136       6,537,245       1,042,551         184,645       3,971,059
Net assets at the beginning of year        140,251       1,523,368      23,512,102       9,346,921       1,988,921      53,364,316
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  1,165,407       1,890,504      30,049,347      10,389,472       2,173,566      57,335,375
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                                                                          SFT             SFT
                                      MORNINGSTAR      PIMCO VIT          SFT           ADVANTUS        ADVANTUS      SFT ADVANTUS
                                         INC &        GLB DIV ALL       ADVANTUS        DYNAMIC        INDEX 400         INDEX
                                      GROWTH ETF I     ADV CL (a)      BOND CL 1      MGD VOL (a)       MC CL 1         500 CL 1
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $     46,309           3,629             633              53             785           3,591
  Net realized gains (losses) on
    investments                            101,142           8,430          19,596          (1,410)         19,322          37,169
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (178,660)        (15,954)        (17,195)            677         (82,040)         (7,077)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations         (31,209)         (3,895)          3,034            (680)        (61,933)         33,683
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 275,053         216,599         391,366         532,331         881,797       1,915,294
  Policy terminations, withdrawal
    payments and charges                  (145,229)         (1,759)        (95,318)        (33,245)        (58,981)        (99,095)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 129,824         214,840         296,048         499,086         822,816       1,816,199
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           98,615         210,945         299,082         498,406         760,883       1,849,882
Net assets at the beginning of year      2,178,823              --       1,105,935              --       1,197,093       2,759,481
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $  2,277,438         210,945       1,405,017         498,406       1,957,976       4,609,363
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     52,785          30,761             847           2,646           1,422           5,985
  Net realized gains (losses) on
    investments                            123,781             (52)         21,421           3,984          78,654         157,989
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (22,357)        121,618          41,197         516,750         500,359         548,834
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations        154,209         152,327          63,465         523,380         580,435         712,808
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 223,627       1,898,369         722,936       6,822,983       1,927,297       3,446,163
  Policy terminations, withdrawal
    payments and charges                  (243,790)        (68,949)       (109,085)        (92,210)       (200,588)       (419,578)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 (20,163)      1,829,420         613,851       6,730,773       1,726,709       3,026,585
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          134,046       1,981,747         677,316       7,254,153       2,307,144       3,739,393
Net assets at the beginning of year      2,277,438         210,945       1,405,017         498,406       1,957,976       4,609,363
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  2,411,484       2,192,692       2,082,333       7,752,559       4,265,120       8,348,756
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                          SFT             SFT             SFT             SFT
                                        ADVANTUS        ADVANTUS        ADVANTUS        ADVANTUS                        SFT IVY
                                       INTL BOND        MGD VOL         MORTGAGE      REAL ESTATE       SFT IVY        SMALL CAP
                                          CL 1         EQUITY (b)         CL 1            CL 1         GROWTH (a)      GROWTH (a)
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $         --           1,184              88           1,809              45              85
  Net realized gains (losses) on
    investments                             13,434              --           2,187          64,553               9             (33)
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (52,954)        128,502           3,332          34,149             332          (3,890)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations         (39,520)        129,686           5,607         100,511             386          (3,838)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 171,531      20,022,201          25,248         573,394          27,522          67,199
  Policy terminations, withdrawal
    payments and charges                   (86,111)             --         (21,559)       (147,924)         (1,422)         (1,396)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  85,420      20,022,201           3,689         425,470          26,100          65,803
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           45,900      20,151,887           9,296         525,981          26,486          61,965
Net assets at the beginning of year        938,203              --         172,129       1,554,612              --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $    984,103      20,151,887         181,425       2,080,593          26,486          61,965
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $         --          10,971             112           2,438             395             641
  Net realized gains (losses) on
    investments                             11,886           1,663           1,360          88,894             (60)             56
  Net change in unrealized
    appreciation (depreciation) of
    investments                             25,663         855,780           1,236           4,589           3,749          28,630
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         37,549         868,414           2,708          95,921           4,084          29,327
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 192,546       2,259,544          74,962         939,282         140,134         182,790
  Policy terminations, withdrawal
    payments and charges                  (116,726)        (44,777)        (11,857)       (219,939)        (13,114)        (24,819)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  75,820       2,214,767          63,105         719,343         127,020         157,971
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets          113,369       3,083,181          65,813         815,264         131,104         187,298
Net assets at the beginning of year        984,103      20,151,887         181,425       2,080,593          26,486          61,965
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  1,097,472      23,235,068         247,238       2,895,857         157,590         249,263
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                          SFT
                                        PYRAMIS          SFT T.         TOPS MGD                      VANGUARD VI     VANGUARD VI
                                      CORE EQUITY      ROWE PRICE      RISK FLEX      VANGUARD VI       CAPITAL       DIVERSIFIED
                                        CL 1 (a)       VALUE (a)        ETF (a)         BALANCED         GROWTH          VALUE
                                      ------------    ------------    ------------    ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $         21             208             748          35,586          33,354          20,895
  Net realized gains (losses) on
    investments                                (35)           (507)            118         126,401         193,396          71,188
  Net change in unrealized
    appreciation (depreciation) of
    investments                               (518)          3,175          (7,773)       (164,342)       (147,262)       (115,282)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations            (532)          2,876          (6,907)         (2,355)         79,488         (23,199)
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                  26,070         146,889         377,304         707,432         820,045         185,913
  Policy terminations, withdrawal
    payments and charges                      (951)         (7,172)         (4,905)       (308,001)       (223,735)        (53,116)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  25,119         139,717         372,399         399,431         596,310         132,797
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           24,587         142,593         365,492         397,076         675,798         109,598
Net assets at the beginning of year             --              --              --       1,441,186       2,748,678         796,328
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $     24,587         142,593         365,492       1,838,262       3,424,476         905,926
                                      ============    ============    ============    ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $         90           1,201          22,718          48,997          42,350          26,264
  Net realized gains (losses) on
    investments                               (341)          7,371           2,594         105,313         230,787          85,976
  Net change in unrealized
    appreciation (depreciation) of
    investments                              3,728          24,696          93,153         173,062         188,463          28,949
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations          3,477          33,268         118,465         327,372         461,600         141,189
                                      ------------    ------------    ------------    ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                  65,864         341,469       2,847,816       2,621,132       1,178,561         392,332
  Policy terminations, withdrawal
    payments and charges                   (11,253)       (104,939)       (176,511)       (380,089)       (335,426)       (122,014)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                  54,611         236,530       2,671,305       2,241,043         843,135         270,318
                                      ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets           58,088         269,798       2,789,770       2,568,415       1,304,735         411,507
Net assets at the beginning of year         24,587         142,593         365,492       1,838,262       3,424,476         905,926
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $     82,675         412,391       3,155,262       4,406,677       4,729,211       1,317,433
                                      ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                                        SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------------------------------------------------------
                                         VANGUARD       VANGUARD                      VANGUARD VI     VANGUARD VI     VANGUARD VI
                                        VI EQUITY       VI HIGH        VANGUARD VI       MONEY          SHT-TRM         SMALL CO
                                          INCOME       YIELD BOND     INTERNATIONAL      MARKET          INV-GR          GROWTH
                                      ------------    ------------    -------------   ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $     70,460          52,929           41,785          1,182           8,845          10,909
  Net realized gains (losses) on
    investments                            241,020           6,741           47,042             --            (674)        374,392
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (285,036)        (81,786)        (140,400)            --          (2,765)       (503,596)
                                      ------------    ------------    -------------   ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations          26,444         (22,116)         (51,573)         1,182           5,406        (118,295)
                                      ------------    ------------    -------------   ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 616,953         402,335        1,122,317      1,331,395         101,398       1,068,357
  Policy terminations, withdrawal
    payments and charges                  (223,762)       (141,344)        (172,812)      (294,391)        (66,077)       (187,037)
                                      ------------    ------------    -------------   ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 393,191         260,991          949,505      1,037,004          35,321         881,320
                                      ------------    ------------    -------------   ------------    ------------    ------------
Increase (decrease) in net assets          419,635         238,875          897,932      1,038,186          40,727         763,025
Net assets at the beginning of year      2,545,581         890,497        2,013,837        529,320         468,953       2,794,845
                                      ------------    ------------    -------------   ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $  2,965,216       1,129,372        2,911,769      1,567,506         509,680       3,557,870
                                      ============    ============    =============   ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     84,697          64,817           44,359          9,248          10,026          13,252
  Net realized gains (losses) on
    investments                            286,245          (3,708)          80,525             --          (1,474)        359,378
  Net change in unrealized
    appreciation (depreciation) of
    investments                            162,674          75,945          (49,993)            --           4,929         266,568
                                      ------------    ------------    -------------   ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations        533,616         137,054           74,891          9,248          13,481         639,198
                                      ------------    ------------    -------------   ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments               1,378,043         296,596        1,440,571        778,506         223,884       1,288,686
  Policy terminations, withdrawal
    payments and charges                  (263,240)       (193,830)        (357,633)      (292,556)       (119,055)       (433,411)
                                      ------------    ------------    -------------   ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions               1,114,803         102,766        1,082,938        485,950         104,829         855,275
                                      ------------    ------------    -------------   ------------    ------------    ------------
Increase (decrease) in net assets        1,648,419         239,820        1,157,829        495,198         118,310       1,494,473
Net assets at the beginning of year      2,965,216       1,129,372        2,911,769      1,567,506         509,680       3,557,870
                                      ------------    ------------    -------------   ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  4,613,635       1,369,192        4,069,598      2,062,704         627,990       5,052,343
                                      ============    ============    =============   ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statements of Changes in Net Assets

               Years or Periods ended December 31, 2016 and 2015

                                                SEGREGATED SUB-ACCOUNTS*
                                      --------------------------------------------
                                        VANGUARD        VANGUARD
                                        VI TOTAL        VI TOTAL
                                       BOND MARKET    STOCK MARKET       TOTALS
                                      ------------    ------------    ------------
YEAR OR PERIOD ENDED DECEMBER 31,
  2015
Operations
  Investment income (loss) - net      $     29,638          18,918       2,660,335
  Net realized gains (losses) on
    investments                              3,578          93,781      10,187,064
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (29,736)       (116,258)    (16,734,008)
                                      ------------    ------------    ------------
Net increase (decrease) in net
  assets resulting from operations           3,480          (3,559)     (3,886,609)
                                      ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 273,613         840,040      59,271,032
  Policy terminations, withdrawal
    payments and charges                   (93,915)       (165,011)    (13,711,914)
                                      ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 179,698         675,029      45,559,118
                                      ------------    ------------    ------------
Increase (decrease) in net assets          183,178         671,470      41,672,509
Net assets at the beginning of year      1,250,958       1,323,778     156,453,041
                                      ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR OR
  PERIOD                              $  1,434,136       1,995,248     198,125,550
                                      ============    ============    ============

YEAR ENDED DECEMBER 31, 2016
Operations
  Investment income (loss) - net      $     34,410          33,710       3,200,525
  Net realized gains (losses) on
    investments                              3,506         153,678       9,919,481
  Net change in unrealized
    appreciation (depreciation) of
    investments                            (11,063)        174,345       6,111,043
                                      ------------    ------------    ------------
Net increase (decrease) in net
   assets resulting from operations         26,853         361,733      19,231,049
                                      ------------    ------------    ------------

Policy transactions (notes 3 and 6)
  Policy purchase payments                 707,126       1,265,136      68,587,031
  Policy terminations, withdrawal
    payments and charges                  (147,054)       (332,587)    (28,873,341)
                                      ------------    ------------    ------------
Increase (decrease) in net assets
  from policy transactions                 560,072         932,549      39,713,690
                                      ------------    ------------    ------------
Increase (decrease) in net assets          586,925       1,294,282      58,944,739
Net assets at the beginning of year      1,434,136       1,995,248     198,125,550
                                      ------------    ------------    ------------
NET ASSETS AT THE END OF YEAR         $  2,021,061       3,289,530     257,070,289
                                      ============    ============    ============

See accompanying notes to financial statements.

--------
*See note 1 for the full name of each segregated sub-account.

(a) For the period from May 1, 2015 through December 31, 2015 and for the year ended December 31, 2016.
(b) For the period from November 18, 2015 through December 31, 2015 and for the year ended December 31, 2016.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

(1) ORGANIZATION AND BASIS OF PRESENTATION

    The Individual Variable Universal Life Account (the Account), was established on June 11, 2007 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on February 11, 2008. The Account currently offers policies consisting of sixty-eight segregated sub-accounts to which policy owners may allocate their purchase. The Account charges a mortality and expense risk charge. The financial statements presented herein include four types of individual variable universal life policies, Accumulator Variable Universal Life (2008 inception), Waddell & Reed Advisors Accumulator Variable Universal Life (2008 inception), ML Premier Variable Universal Life (2013 inception), and Variable Universal Life Defender (2014 inception, effective May 2015), offered by the Account.

    The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

    Variable universal life policy owners allocate their purchase payments to one or more of the sixty-eight segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the Sub-accounts):

    - AB VPS Dynamic Asset Allocation Portfolio - Class B Shares (AB VPS DynAsstAll Cl B)
    -   AB VPS International Value Portfolio - Class A Shares (AB VPS Intl Val
        Cl A)
    - American Funds(R) IS International Fund(SM) - Class 1 Shares (Amer Funds IS Intl Cl 1)
    - Fidelity(R) VIP Equity-Income Portfolio - Initial Class (Fidelity VIP Equity-Income IC)
    -   Fidelity(R) VIP Mid Cap Portfolio - Initial Class (Fidelity VIP Mid Cap
        IC)
    - Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund Class 1 (Franklin Small Cp Val VIP Cl 1)
    - Invesco V.I. American Value Fund - Series I Shares (Invesco VI American Value I)
    -   Ivy VIP - Asset Strategy (Ivy VIP Asset Strategy)
    -   Ivy VIP - Balanced (Ivy VIP Balanced)
    -   Ivy VIP - Bond (Ivy VIP Bond)
    -   Ivy VIP - Core Equity (Ivy VIP Core Equity)
    -   Ivy VIP - Dividend Opportunities (Ivy VIP Dividend Opp)
    -   Ivy VIP - Energy (Ivy VIP Energy)
    -   Ivy VIP - Global Bond (Ivy VIP Global Bond)
    -   Ivy VIP - Global Growth (Ivy VIP Global Growth)
    -   Ivy VIP - Global Natural Resources (Ivy VIP Glbl Natural Res)
    -   Ivy VIP - Government Money Market (Ivy VIP Govt Money Market)
    -   Ivy VIP - Growth (Ivy VIP Growth)
    -   Ivy VIP - High Income (Ivy VIP High Income)
    -   Ivy VIP - International Core Equity (Ivy VIP Intl Core Equity)
    -   Ivy VIP - Limited-Term Bond (Ivy VIP Limited-Term Bond)
    -   Ivy VIP - Micro Cap Growth (Ivy VIP Micro Cap Growth)
    -   Ivy VIP - Mid Cap Growth (Ivy VIP Mid Cap Growth)
    -   Ivy VIP - Pathfinder Aggressive (Ivy VIP Pathfinder Aggressive)
    -   Ivy VIP - Pathfinder Conservative (Ivy VIP Pathfinder Conserv)
    -   Ivy VIP - Pathfinder Moderate (Ivy VIP Pathfinder Moderate)
    -   Ivy VIP - Pathfinder Moderate - Managed Volatility (Ivy VIP Path Mod
        MVF)
    -   Ivy VIP - Pathfinder Moderately Aggressive (Ivy VIP Pathfinder Mod Aggr)
    -   Ivy VIP - Pathfinder Moderately Conservative (Ivy VIP Pathfinder Mod
        Cons)
    -   Ivy VIP - Real Estate Securities (Ivy VIP Real Estate Sec)

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

    -   Ivy VIP - Science and Technology (Ivy VIP Science & Tech)
    -   Ivy VIP - Small Cap Growth (Ivy VIP Small Cap Growth)
    -   Ivy VIP - Small Cap Value (Ivy VIP Small Cap Value)
    -   Ivy VIP - Value (Ivy VIP Value)
    - Janus Aspen Series - Janus Portfolio - Institutional Shares (Janus Aspen Janus IS)
    - Janus Aspen Series - Overseas Portfolio - Institutional Shares (Janus Aspen Overseas IS)
    - MFS(R) VIT II - International Value Portfolio - Initial Class (MFS VIT II Intl Value IS)
    - Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares (Morningstar Aggr Growth ETF I)
    - Morningstar Balanced ETF Asset Allocation Portfolio - Class I Shares (Morningstar Balanced ETF I)
    - Morningstar Conservative ETF Asset Allocation Portfolio - Class I Shares (Morningstar Conservative ETF I)
    - Morningstar Growth ETF Asset Allocation Portfolio - Class I Shares (Morningstar Growth ETF I)
    - Morningstar Income and Growth Asset Allocation Portfolio - Class I Shares (Morningstar Inc & Growth ETF I)
    - Northern Lights VT - TOPS(R) Managed Risk Flex ETF Portfolio (TOPS Mgd Risk Flex ETF)
    - PIMCO VIT - PIMCO Global Diversified Allocation Portfolio Advisor Class Shares (PIMCO VIT Glb Div All Adv Cl)
    - Securian Funds Trust - SFT Advantus Bond Fund - Class 1 Shares (SFT Advantus Bond Cl 1)
    - Securian Funds Trust - SFT Advantus Dynamic Managed Volatility Fund (SFT Advantus Dynamic Mgd Vol)
    - Securian Funds Trust - SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares (SFT Advantus Index 400 MC Cl 1)
    - Securian Funds Trust - SFT Advantus Index 500 Fund - Class 1 Shares (SFT Advantus Index 500 Cl 1)
    - Securian Funds Trust - SFT Advantus International Bond Fund - Class 1 Shares (SFT Advantus Intl Bond Cl 1)
    - Securian Funds Trust - Advantus Managed Volatility Equity Fund (SFT Advantus Mgd Vol Equity)
    - Securian Funds Trust - SFT Advantus Mortgage Securities Fund - Class 1 Shares (SFT Advantus Mortgage Cl 1)
    - Securian Funds Trust - SFT Advantus Real Estate Securities Fund - Class 1 Shares (SFT Advantus Real Estate Cl 1)
    -   Securian Funds Trust - Ivy(SM) Growth Fund (SFT Ivy Growth)
    - Securian Funds Trust - Ivy(SM) Small Cap Growth Fund (SFT Ivy Small Cap Growth)
    - Securian Funds Trust - Pyramis(R) Core Equity Fund - Class 1 Shares (SFT Pyramis Core Equity Cl 1)
    -   Securian Funds Trust - T. Rowe Price Value Fund (SFT T. Rowe Price
        Value)
    - The Universal Institutional Funds, Inc. Morgan Stanley - UIF Emerging Markets Equity Portfolio - Class II Shares (MorgStanley UIF Emg Mk Eq Cl
        2)
    - Vanguard(R) Variable Insurance Fund Balanced Portfolio (Vanguard VI Balanced)
    - Vanguard(R) Variable Insurance Fund Capital Growth Portfolio (Vanguard VI Capital Growth)
    - Vanguard(R) Variable Insurance Fund Diversified Value Portfolio (Vanguard VI Diversified Value)
    - Vanguard(R) Variable Insurance Fund Equity Income Portfolio (Vanguard VI Equity Income)
    - Vanguard(R) Variable Insurance Fund High Yield Bond Portfolio (Vanguard VI High Yield Bond)
    - Vanguard(R) Variable Insurance Fund International Portfolio (Vanguard VI International)
    - Vanguard(R) Variable Insurance Fund Money Market Portfolio (Vanguard VI Money Market)
    - Vanguard(R) Variable Insurance Fund Short-Term Investment-Grade Portfolio (Vanguard VI Sht-Trm Inv-Gr)
    - Vanguard(R) Variable Insurance Fund Small Company Growth Portfolio (Vanguard VI Small Co Growth)
    - Vanguard(R) Variable Insurance Fund Total Bond Market Portfolio (Vanguard VI Total Bond Market)
    - Vanguard(R) Variable Insurance Fund Total Stock Market Index Portfolio (Vanguard VI Total Stock Market)

    The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Sub-accounts is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Securian Funds Trust - SFT Advantus International Bond Fund - Class 1 Shares, which is non-diversified), open-end management investment company.

    Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Securian Funds Trust. Both Securian and Advantus are affiliate companies of Minnesota Life.

    The following sub-accounts had name changes during 2015 and 2016:

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

        FORMER NAME                                             CURRENT NAME                       EFFECTIVE DATE
        --------------------------------------    ------------------------------------------    --------------------
        Ivy Funds VIP - International Growth      Ivy Funds VIP - Global Growth                   January 2, 2015

        ALPS VIT Ibbotson Aggressive Growth       Morningstar Aggressive Growth ETF Asset          April 29, 2016
        ETF Asset Allocation Portfolio -          Allocation Portfolio - Class I Shares
        Class I Shares

        ALPS VIT Ibbotson Balanced ETF Asset      Morningstar Balanced ETF Asset Allocation        April 29, 2016
        Allocation Portfolio - Class I Shares     Portfolio - Class I Shares

        ALPS VIT Ibbotson Conservative ETF        Morningstar Conservative ETF Asset               April 29, 2016
        Asset Allocation Portfolio - Class I      Allocation Portfolio - Class I Shares
        Shares

        ALPS VIT Ibbotson Growth ETF Asset        Morningstar Growth ETF Asset Allocation          April 29, 2016
        Allocation Portfolio - Class I Shares     Portfolio - Class I Shares

        ALPS VIT Ibbotson Income and Growth       Morningstar Income and Growth Asset              April 29, 2016
        ETF Asset Allocation Portfolio -          Allocation Portfolio - Class I Shares
        Class I Shares

        Securian Funds Trust - Advantus           Securian Funds Trust - SFT Advantus              April 29, 2016
        Managed Volatility Fund                   Dynamic Managed Volatility Fund

        Ivy Funds VIP - Asset Strategy            Ivy VIP - Asset Strategy                       September 30, 2016

        Ivy Funds VIP - Balanced                  Ivy VIP - Balanced                             September 30, 2016

        Ivy Funds VIP - Bond                      Ivy VIP - Bond                                 September 30, 2016

        Ivy Funds VIP - Core Equity               Ivy VIP - Core Equity                          September 30, 2016

        Ivy Funds VIP - Dividend                  Ivy VIP - Dividend Opportunities               September 30, 2016
        Opportunities

        Ivy Funds VIP - Energy                    Ivy VIP - Energy                               September 30, 2016

        Ivy Funds VIP - Global Bond               Ivy VIP - Global Bond                          September 30, 2016

        Ivy Funds VIP - Global Growth             Ivy VIP - Global Growth                        September 30, 2016

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

        FORMER NAME                                             CURRENT NAME                       EFFECTIVE DATE
        --------------------------------------    ------------------------------------------    --------------------
        Ivy Funds VIP - Global Natural            Ivy VIP - Global Natural Resources             September 30, 2016
        Resources

        Ivy Funds VIP - Growth                    Ivy VIP - Growth                               September 30, 2016

        Ivy Funds VIP - High Income               Ivy VIP - High Income                          September 30, 2016

        Ivy Funds VIP - International Core        Ivy VIP - International Core Equity            September 30, 2016
        Equity

        Ivy Funds VIP - Limited-Term Bond         Ivy VIP - Limited-Term Bond                    September 30, 2016

        Ivy Funds VIP - Micro Cap Growth          Ivy VIP - Micro Cap Growth                     September 30, 2016

        Ivy Funds VIP - Mid Cap Growth            Ivy VIP - Mid Cap Growth                       September 30, 2016

        Ivy Funds VIP - Money Market              Ivy VIP - Money Market                         September 30, 2016

        Ivy Funds VIP - Pathfinder Aggressive     Ivy VIP - Pathfinder Aggressive                September 30, 2016

        Ivy Funds VIP - Pathfinder                Ivy VIP - Pathfinder Conservative              September 30, 2016
        Conservative

        Ivy Funds VIP - Pathfinder Moderate       Ivy VIP - Pathfinder Moderate                  September 30, 2016

        Ivy Funds VIP - Pathfinder Moderate -     Ivy VIP - Pathfinder Moderate - Managed        September 30, 2016
        Managed Volatility                        Volatility

        Ivy Funds VIP - Pathfinder Moderately     Ivy VIP - Pathfinder Moderately                September 30, 2016
        Aggressive                                Aggressive

        Ivy Funds VIP - Pathfinder Moderately     Ivy VIP - Pathfinder Moderately                September 30, 2016
        Conservative                              Conservative

        Ivy Funds VIP - Real Estate               Ivy VIP - Real Estate Securities               September 30, 2016
        Securities

        Ivy Funds VIP - Science and               Ivy VIP - Science and Technology               September 30, 2016
        Technology

        Ivy Funds VIP - Small Cap Growth          Ivy VIP - Small Cap Growth                     September 30, 2016

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

        FORMER NAME                                             CURRENT NAME                       EFFECTIVE DATE
        --------------------------------------    ------------------------------------------    --------------------
        Ivy Funds VIP - Small Cap Value           Ivy VIP - Small Cap Value                      September 30, 2016

        Ivy Funds VIP - Value                     Ivy VIP - Value                                September 30, 2016

        Ivy  VIP - Money Market                   Ivy VIP - Government Money Market               October 14, 2016

       The following sub-accounts were added to the Account in 2015:

        SUB-ACCOUNT                                                                                EFFECTIVE DATE
        ------------------------------------------------------------------------------------    --------------------
        AB VPS Dynamic Asset Allocation Portfolio - Class B Shares                                  May 1, 2015
        American Funds(R) IS International Fund(SM) - Class 1 Shares                                May 1, 2015
        Invesco V.I. American Value Fund - Series I Shares                                          May 1, 2015
        Ivy Funds VIP - Pathfinder Moderate - Managed Volatility                                    May 1, 2015
        MFS(R) VIT II - International Value Portfolio - Initial Class                               May 1, 2015
        Northern Lights VT - TOPS(R) Managed Risk Flex ETF Portfolio                                May 1, 2015
        PIMCO VIT - PIMCO Global Diversified Allocation Portfolio Advisor Class Shares              May 1, 2015
        Securian Funds Trust - Advantus Managed Volatility Fund                                     May 1, 2015
        Securian Funds Trust - Ivy(SM) Growth Fund                                                  May 1, 2015
        Securian Funds Trust - Ivy(SM) Small Cap Growth Fund                                        May 1, 2015
        Securian Funds Trust - Pyramis(R) Core Equity Fund - Class 1 Shares                         May 1, 2015
        Securian Funds Trust - T. Rowe Price Value Fund                                             May 1, 2015
        Securian Funds Trust - Advantus Managed Volatility Equity Fund                           November 18, 2015

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Account and Sub-accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The significant accounting policies followed consistently by the Account are as follows:

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

    (A) USE OF ESTIMATES

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

    (B) INVESTMENTS IN UNDERLYING FUNDS

        Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

        Realized gains (losses) on investments include realized gain (loss) distributions received from the respective underlying funds and gains (losses) on the sale of underlying fund shares as determined by the average cost method. Realized gain (loss) distributions are reinvested in the respective underlying funds.

        All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the sub accounts on the ex-dividend date. The affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Sub-account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

    (C) FEDERAL INCOME TAXES

        The Account is treated as part of Minnesota Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-account from the underlying funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

    The expense structure is the same for Accumulator Variable Universal Life, Waddell & Reed Advisors Accumulator Variable Universal Life, ML Premier Variable Universal Life and the Variable Universal Life Defender products as described below:

    The only income/expense item charged/credited through the daily unit value calculation is the unit value credit. The unit value credit is available to policy holders at the discretion of Minnesota Life. The unit value credit which is applicable only to certain Sub-accounts is a pass through of revenue Minnesota Life receives from the advisors to the underlying funds and is intended to reduce expenses otherwise charged to the policies by Minnesota Life. This credit is expressed as a percentage of average annual portfolio assets held by the sub-account and ranges from 0.00% to 0.45%. The unit value credits assessed for the year ended December 31, 2016 is reported as a unit value credit on the Statements of Operations.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

    Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

    A premium charge of up to 7.00% is deducted from each premium payment. This charge is intended to cover the costs of issuing the policy and includes the premium taxes that are sent to the state in which the policy is issued. Total premium charges for the year ended December 31, 2016 and 2015 amounted to $2,353,732 and $2,243,638, respectively.

    In addition to deductions from premium payments, accumulation value charges, if any, are assessed from the actual accumulation value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The following charges may be included in the accumulation value charges:

        A policy issue charge is assessed monthly for the first ten years following issuance of the policy and for the first ten years following any increase in the face amount. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The monthly policy charge covers certain administrative charges and is $8 per month and is guaranteed not to exceed $12 per month, plus $0.0125 per $1,000 of face amount.

        The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $100 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts.

        The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy.

        The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.03% of the accumulation value less policy loans for years one through ten of the policy. The charge may be raised to 0.075% of the accumulation value.

        The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard.

        The surrender charge is equal to 1.40 times the lesser of: (a) 60 times the policy issue charge for the initial face amount or the face amount increase as applicable, or (b) the sum of any remaining policy issue charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period.

        See the table below for these charges paid to Minnesota Life during the years ended December 31, 2016 and 2015.

    Minnesota Life also assesses charges for the agreements purchased with the policy. The following eleven Agreements are available to provide supplemental insurance benefits under the policy: Death Benefit Guarantee, Family Term - Children, Interest Accumulation Agreement, Overloan Protection, Term Insurance, Waiver of Charges, Early Values Agreement, Waiver of Premium Agreement, Guaranteed Insurability Option, Long Term

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

    Care Agreement, and Inflation Agreement. The charges for these agreements are set forth in the prospectus. Not every Agreement above is available in every policy type.

    To the extent the Account invests in the Securian Funds Trust, the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.85% of average daily net assets. In addition, the Securian Funds Trust has adopted a Rule 12b-1 distribution plan covering all of the funds. Under the plan, the Securian Funds Trust pays distribution fees equal to 0.25% of average daily net assets to Securian. Each fund pays an annual fee ranging from 0.01% to 0.05% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an administrative services fee to Minnesota Life.

    The total of cash value charges (which may include a policy issue charge, a monthly policy charge, certain transaction charges, a cost of insurance charge, mortality and expense risk charges, charges for sub-standard risks and surrender charges) for the years or periods ended December 31, 2016 and 2015 for each segregated sub-account is as follows:

       SUB-ACCOUNT                                                          2016               2015
       -----------------------------------------------------------     --------------     --------------
       AB VPS DynAsstAll Cl B (a)                                      $      206,568     $       13,776
       AB VPS Intl Val Cl A                                                    30,370             32,027
       Amer Funds IS Intl Cl 1 (a)                                              7,946                977
       Fidelity VIP Equity-Income IC                                          175,936            150,492
       Fidelity VIP Mid Cap IC                                                199,914            172,144
       Franklin Small Cp Val VIP Cl 1                                         276,880            216,007
       Invesco VI American Value I (a)                                          2,832                251
       Ivy VIP Asset Strategy                                                 647,740            747,320
       Ivy VIP Balanced                                                        29,400             25,785
       Ivy VIP Bond                                                            30,834             30,034
       Ivy VIP Core Equity                                                    140,153            130,710
       Ivy VIP Dividend Opp                                                    29,371             28,261
       Ivy VIP Energy                                                          19,413             18,707
       Ivy VIP Glbl Natural Res                                               123,535            120,736
       Ivy VIP Global Bond                                                      5,858              4,943
       Ivy VIP Global Growth                                                   39,282             38,836
       Ivy VIP Govt Money Market                                                2,503              2,513
       Ivy VIP Growth                                                         111,978             91,412
       Ivy VIP High Income                                                     54,935             51,126
       Ivy VIP Intl Core Equity                                               170,532            154,328
       Ivy VIP Limited-Term Bond                                                6,470              5,143
       Ivy VIP Micro Cap Growth                                                18,971             18,637
       Ivy VIP Mid Cap Growth                                                  36,290             34,262
       Ivy VIP Path Mod MVF (a)                                               261,007             18,945
       Ivy VIP Pathfinder Aggressive                                          273,425            239,154
       Ivy VIP Pathfinder Conserv                                               6,432              6,103
       Ivy VIP Pathfinder Mod Aggr                                            546,569            531,921
       Ivy VIP Pathfinder Mod Cons                                             49,436             58,534
       Ivy VIP Pathfinder Moderate                                            238,350            222,362

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

       SUB-ACCOUNT                                                          2016               2015
       -----------------------------------------------------------     --------------     --------------
       Ivy VIP Real Estate Sec                                         $       18,969     $       15,706
       Ivy VIP Science & Tech                                                 232,768            203,140
       Ivy VIP Small Cap Growth                                                30,803             29,559
       Ivy VIP Small Cap Value                                                 25,591             23,222
       Ivy VIP Value                                                           24,727             20,842
       Janus Aspen Janus IS                                                   100,373            101,677
       Janus Aspen Overseas IS                                                148,827            161,577
       MFS VIT II Intl Value IS (a)                                            76,576              6,685
       MorgStanley UIF Emg Mk Eq Cl 2                                         124,459            111,962
       Morningstar Aggr Growth ETFI                                         2,024,055          1,780,095
       Morningstar Balanced ETFI                                              976,535            912,438
       Morningstar Conservative ETFI                                          295,958            355,617
       Morningstar Growth ETFI                                              4,311,437          4,332,831
       Morningstar Inc & Growth ETFI                                          210,595            229,779
       PIMCO VIT Glb Div All Adv Cl (a)                                       178,182             11,323
       SFT Advantus Bond Cl 1                                                 155,029            113,478
       SFT Advantus Dynamic Mgd Vol (a)                                       405,940             65,439
       SFT Advantus Index 400 MC Cl 1                                         276,262            167,016
       SFT Advantus Index 500 Cl 1                                            726,853            437,058
       SFT Advantus Intl Bond Cl 1                                             77,004             74,230
       SFT Advantus Mgd Vol Equity (b)                                        208,627                481
       SFT Advantus Mortgage Cl 1                                              17,862             14,153
       SFT Advantus Real Estate Cl 1                                          215,445            152,253
       SFT Ivy Growth (a)                                                      30,301              2,279
       SFT Ivy Small Cap Growth (a)                                            35,205              3,841
       SFT Pyramis Core Equity Cl 1 (a)                                         9,168              1,062
       SFT T. Rowe Price Value (a)                                             40,869              4,084
       TOPS Mgd Risk Flex ETF (a)                                             245,711             20,064
       Vanguard VI Balanced                                                   289,172            161,222
       Vanguard VI Capital Growth                                             265,112            200,330
       Vanguard VI Diversified Value                                           82,353             66,298
       Vanguard VI Equity Income                                              302,365            225,113
       Vanguard VI High Yield Bond                                            110,180             94,430
       Vanguard VI International                                              307,403            237,144
       Vanguard VI Money Market                                                92,618             66,610
       Vanguard VI Sht-Trm Inv-Gr                                              45,086             41,818
       Vanguard VI Small Co Growth                                            347,146            286,317
       Vanguard VI Total Bond Market                                          128,634            103,021
       Vanguard VI Total Stock Market                                         195,564            138,998

--------
    (a) For the period from May 1, 2015 through December 31, 2015 and for the year ended December 31, 2016.
    (b) For the period from November 18, 2015 through December 31, 2015 and for the year ended December 31, 2016.

                                                                     (Continued)

                       MINNESOTA LIFE INDIVIDUAL VARIABLE
                             UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

(4) FAIR VALUE MEASUREMENTS

    In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC
    820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

    The fair value of the Account's financial assets has been determined using available market information as of December 31, 2016. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

    The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities and Policy Owners' Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

        Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

        Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

        Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

    The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

    As of December 31, 2016, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the FASB ASC 820 differs from the characterization of an investment in the fund.

                                                                     (Continued)


            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

(5)    INVESTMENT TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2016 were as follows:

                                                                                 PURCHASES             SALES
                                                                              -----------------   ----------------
       AB VPS DynAsstAll Cl B                                                 $       2,265,412    $        74,959
       AB VPS Intl Val Cl A                                                              74,602             31,083
       Amer Funds IS Intl Cl 1                                                           37,478              4,699
       Fidelity VIP Equity-Income IC                                                    880,866            343,268
       Fidelity VIP Mid Cap IC                                                          784,721            386,300
       Franklin Small Cp Val VIP Cl 1                                                 1,613,927            283,915
       Invesco VI American Value I                                                       22,171              1,076
       Ivy VIP Asset Strategy                                                         2,936,570          3,409,477
       Ivy VIP Balanced                                                                 115,701             20,400
       Ivy VIP Bond                                                                      63,855             49,528
       Ivy VIP Core Equity                                                            1,461,737          1,111,794
       Ivy VIP Dividend Opp                                                             118,024             76,940
       Ivy VIP Energy                                                                    48,217             63,787
       Ivy VIP Glbl Natural Res                                                         848,991            737,051
       Ivy VIP Global Bond                                                               19,248              6,894
       Ivy VIP Global Growth                                                            115,024            141,705
       Ivy VIP Govt Money Market                                                          6,924              1,844
       Ivy VIP Growth                                                                 1,262,729            980,003
       Ivy VIP High Income                                                              181,339            108,580
       Ivy VIP Intl Core Equity                                                       1,140,911            923,428
       Ivy VIP Limited-Term Bond                                                         35,557              8,473
       Ivy VIP Micro Cap Growth                                                         100,941             60,154
       Ivy VIP Mid Cap Growth                                                           104,724             89,642
       Ivy VIP Path Mod MVF                                                           2,643,281             66,191
       Ivy VIP Pathfinder Aggressive                                                  1,073,346            364,041
       Ivy VIP Pathfinder Conserv                                                       160,666              5,877
       Ivy VIP Pathfinder Mod Aggr                                                    2,071,513            801,865
       Ivy VIP Pathfinder Mod Cons                                                      110,161            110,872
       Ivy VIP Pathfinder Moderate                                                      488,398            211,661
       Ivy VIP Real Estate Sec                                                           99,692             37,988
       Ivy VIP Science & Tech                                                         1,587,478          1,388,059
       Ivy VIP Small Cap Growth                                                         164,392             52,440
       Ivy VIP Small Cap Value                                                          127,400             35,636
       Ivy VIP Value                                                                    255,788              8,750
       Janus Aspen Janus IS                                                             307,498            183,158
       Janus Aspen Overseas IS                                                          470,458            192,681
       MFS VIT II Intl Value IS                                                       1,094,220             31,363

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

                                                                                 PURCHASES             SALES
                                                                              -----------------   ----------------
       MorgStanley UIF Emg Mk Eq Cl 2                                         $         466,132    $       199,038
       Morningstar Aggr Growth ETF I                                                  7,921,059          2,552,926
       Morningstar Balanced ETF I                                                     2,157,648          1,262,767
       Morningstar Conservative ETF I                                                   502,747            323,274
       Morningstar Growth ETF I                                                       9,173,029          7,164,232
       Morningstar Inc & Growth ETF I                                                   402,569            242,044
       PIMCO VIT Glb Div All Adv Cl                                                   1,932,887             68,390
       SFT Advantus Bond Cl 1                                                           723,580            108,883
       SFT Advantus Dynamic Mgd Vol                                                   6,824,935             91,518
       SFT Advantus Index 400 MC Cl 1                                                 1,928,449            200,319
       SFT Advantus Index 500 Cl 1                                                    3,450,976            418,406
       SFT Advantus Intl Bond Cl 1                                                      192,546            116,726
       SFT Advantus Mgd Vol Equity                                                    2,268,264             42,527
       SFT Advantus Mortgage Cl 1                                                        75,031             11,814
       SFT Advantus Real Estate Cl 1                                                    941,020            219,240
       SFT Ivy Growth                                                                   140,402             12,988
       SFT Ivy Small Cap Growth                                                         183,191             24,579
       SFT Pyramis Core Equity Cl 1                                                      65,927             11,226
       SFT T. Rowe Price Value                                                          342,183            104,452
       TOPS Mgd Risk Flex ETF                                                         2,869,056            175,033
       Vanguard VI Balanced                                                           2,755,874            380,089
       Vanguard VI Capital Growth                                                     1,313,868            335,426
       Vanguard VI Diversified Value                                                    472,319            122,014
       Vanguard VI Equity Income                                                      1,675,718            263,240
       Vanguard VI High Yield Bond                                                      361,413            193,830
       Vanguard VI International                                                      1,536,577            357,633
       Vanguard VI Money Market                                                         787,713            292,556
       Vanguard VI Sht-Trm Inv-Gr                                                       233,910            119,055
       Vanguard VI Small Co Growth                                                    1,638,422            433,411
       Vanguard VI Total Bond Market                                                    745,636            147,054
       Vanguard VI Total Stock Market                                                 1,386,744            332,587

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

(6)    UNIT ACTIVITY FROM POLICY TRANSACTIONS

       Transactions in units for each segregated sub-account for the years or periods ended December 31, 2016 and 2015 were as follows:

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                       AB VPS                          AMER FUNDS     FIDELITY VIP                      FRANKLIN
                                    DYNASSTALL CL    AB VPS INTL        IS INTL          EQUITY-      FIDELITY VIP    SMALL CP VAL
                                        B (a)          VAL CL A         CL 1 (a)       INCOME IC       MID CAP IC       VIP CL 1
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                         --          492,137              --        1,108,919       1,132,256       1,345,665
  Policy purchase payments                245,458           85,633          62,261          301,887         313,274         425,964
  Policy terminations, withdrawal
    payments and charges                   (3,766)         (55,282)         (5,752)        (126,066)       (118,198)        (88,369)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                    241,692          522,488          56,509        1,284,740       1,327,332       1,683,260
  Policy purchase payments              2,366,390           83,039          35,093          428,073         340,280         671,841
  Policy terminations, withdrawal
    payments and charges                  (78,512)         (36,634)         (5,377)        (216,499)       (211,296)       (154,454)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  2,529,570          568,893          86,225        1,496,314       1,456,316       2,200,647
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                     INVESCO VI
                                      AMERICAN      IVY VIP ASSET       IVY VIP                       IVY VIP CORE       IVY VIP
                                     VALUE I (a)       STRATEGY        BALANCED       IVY VIP BOND       EQUITY       DIVIDEND OPP
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                         --        5,637,008         129,126          295,890         795,427         305,589
  Policy purchase payments                  3,799        1,255,329          34,434           35,980         183,520          62,438
  Policy terminations, withdrawal
    payments and charges                     (346)        (506,838)        (11,736)         (25,750)        (37,684)        (26,816)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                      3,453        6,385,499         151,824          306,120         941,263         341,211
  Policy purchase payments                 23,284        2,367,867          43,389           35,632         610,821          58,657
  Policy terminations, withdrawal
    payments and charges                   (1,197)      (2,761,695)        (12,453)         (35,261)       (557,682)        (54,850)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                     25,540        5,991,671         182,760          306,491         994,402         345,018
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                                        IVY VIP
                                       IVY VIP       IVY VIP GLBL       IVY VIP          GLOBAL       IVY VIP GOVT       IVY VIP
                                       ENERGY        NATURAL RES      GLOBAL BOND        GROWTH       MONEY MARKET       GROWTH
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                    277,332        2,352,546          32,331          574,993          24,275         751,230
  Policy purchase payments                 98,462          696,426          17,208           79,764           7,142         188,960
  Policy terminations, withdrawal
    payments and charges                  (15,480)         (91,078)         (3,195)         (38,213)         (4,586)        (51,366)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                    360,314        2,957,894          46,344          616,544          26,831         888,824
  Policy purchase payments                 61,881        1,498,877          15,276           74,714           6,660         556,086
  Policy terminations, withdrawal
    payments and charges                  (80,871)      (1,305,498)         (6,191)        (119,656)         (1,752)       (506,927)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                    341,324        3,151,273          55,429          571,602          31,739         937,983
                                    =============   ==============   =============   ==============  ==============   =============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                        IVY VIP         IVY VIP
                                    IVY VIP HIGH     IVY VIP INTL    LIMITED-TERM      MICRO CAP      IVY VIP MID     IVY VIP PATH
                                       INCOME        CORE EQUITY         BOND            GROWTH        CAP GROWTH      MOD MVF (a)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                    350,637        1,370,324          39,733          200,171         236,466              --
  Policy purchase payments                 90,808          355,422          28,982           24,595          42,244         459,774
  Policy terminations, withdrawal
    payments and charges                  (14,429)         (47,500)         (3,988)          (4,909)        (13,131)         (3,258)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                    427,016        1,678,246          64,727          219,857         265,579         456,516
  Policy purchase payments                 62,954          835,080          30,589           34,000          36,657       2,723,606
  Policy terminations, withdrawal
    payments and charges                  (57,925)        (712,325)         (7,751)         (36,893)        (44,485)        (70,409)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                    432,045        1,801,001          87,565          216,964         257,751       3,109,713
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                       IVY VIP         IVY VIP          IVY VIP         IVY VIP         IVY VIP
                                     PATHFINDER       PATHFINDER      PATHFINDER       PATHFINDER      PATHFINDER     IVY VIP REAL
                                     AGGRESSIVE        CONSERV         MOD AGGR         MOD CONS        MODERATE       ESTATE SEC
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                  2,117,462           45,716       5,035,852          643,288       2,451,448         148,882
  Policy purchase payments                357,862           10,262         391,120           67,311         140,313          28,672
  Policy terminations, withdrawal
    payments and charges                 (166,199)          (4,206)       (168,149)        (152,254)       (132,552)        (11,003)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                  2,309,125           51,772       5,258,823          558,345       2,459,209         166,551
  Policy purchase payments                420,160          106,947         784,479           26,731          98,769          40,346
  Policy terminations, withdrawal
    payments and charges                 (238,257)          (4,220)       (530,395)         (76,533)       (147,400)        (23,133)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  2,491,028          154,499       5,512,907          508,543       2,410,578         183,764
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                       IVY VIP         IVY VIP          IVY VIP
                                      SCIENCE &       SMALL CAP        SMALL CAP        IVY VIP       JANUS ASPEN      JANUS ASPEN
                                        TECH            GROWTH           VALUE           VALUE          JANUS IS       OVERSEAS IS
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                    917,673          270,638         159,066          182,177         720,099       2,056,481
  Policy purchase payments                305,574           42,106          27,733           44,320         102,896         431,894
  Policy terminations, withdrawal
    payments and charges                 (105,590)         (20,577)        (16,004)         (16,460)        (78,583)       (135,223)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                  1,117,657          292,167         170,795          210,037         744,412       2,353,152
  Policy purchase payments                691,167           65,484          50,408          120,911         118,242         424,421
  Policy terminations, withdrawal
    payments and charges                 (647,018)         (31,059)        (19,208)          (5,685)       (102,990)       (258,220)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  1,161,806          326,592         201,995          325,263         759,664       2,519,353
                                    =============   ==============   =============   ==============  ==============   =============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                     MFS VIT II      MORGSTANLEY      MORNINGSTAR     MORNINGSTAR     MORNINGSTAR      MORNINGSTAR
                                    INTL VALUE IS     UIF EMG MK      AGGR GROWTH       BALANCED      CONSERVATIVE       GROWTH
                                         (a)           EQ CL 2           ETF I           ETF I           ETF I            ETF I
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                         --        1,465,906      14,940,328        5,947,878       1,576,987      36,552,098
  Policy purchase payments                151,456          484,992       4,872,486        1,164,378         278,879       5,657,103
  Policy terminations, withdrawal
    payments and charges                   (7,605)        (178,192)     (1,748,869)        (258,791)       (268,062)     (3,105,873)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                    143,851        1,772,706      18,063,945        6,853,465       1,587,804      39,103,328
  Policy purchase payments              1,031,369          497,876       4,911,776        1,090,548         323,147       4,270,001
  Policy terminations, withdrawal
    payments and charges                  (30,799)        (214,090)     (1,906,500)        (876,675)       (252,339)     (4,939,795)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  1,144,421        2,056,492      21,069,221        7,067,338       1,658,612      38,433,534
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                                          SFT                              SFT
                                     MORNINGSTAR      PIMCO VIT           SFT           ADVANTUS      SFT ADVANTUS      ADVANTUS
                                    INC & GROWTH     GLB DIV ALL       ADVANTUS       DYNAMIC MGD     INDEX 400 MC        INDEX
                                        ETF I         ADV CL (a)       BOND CL 1        VOL (a)           CL 1           500 CL 1
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                  1,640,825               --         831,958               --         675,877       1,666,732
  Policy purchase payments                214,786          232,016         324,357          560,463         588,378       1,255,230
  Policy terminations, withdrawal
    payments and charges                 (109,570)          (1,887)        (70,327)         (35,185)        (38,793)        (60,476)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                  1,746,041          230,129       1,085,988          525,278       1,225,462       2,861,486
  Policy purchase payments                169,447        2,061,838         558,267        7,083,160       1,094,404       2,162,126
  Policy terminations, withdrawal
    payments and charges                 (185,259)         (71,658)        (80,858)         (93,999)       (104,617)       (255,095)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  1,730,229        2,220,309       1,563,397        7,514,439       2,215,249       4,768,517
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                         SFT
                                         SFT           ADVANTUS           SFT             SFT                            SFT IVY
                                    ADVANTUS INTL      MGD VOL         ADVANTUS      ADVANTUS REAL      SFT IVY         SMALL CAP
                                      BOND CL 1       EQUITY (b)     MORTGAGE CL 1    ESTATE CL 1      GROWTH (a)      GROWTH (a)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                    572,691               --         147,589          882,638              --              --
  Policy purchase payments                106,124       20,022,154          21,180          371,266          27,140          67,204
  Policy terminations, withdrawal
    payments and charges                  (53,579)              --         (18,117)         (83,471)         (1,409)         (1,426)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                    625,236       20,022,154         150,652        1,170,433          25,731          65,778
  Policy purchase payments                123,616        2,175,315          61,028          547,107         138,618         175,742
  Policy terminations, withdrawal
    payments and charges                  (74,197)         (43,022)         (9,668)        (118,377)        (12,954)        (24,102)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                    674,655       22,154,447         202,012        1,599,163         151,395         217,418
                                    =============   ==============   =============   ==============  ==============   =============

                                                                     (Continued)

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                          Notes to Financial Statements

                                December 31, 2016

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                     SFT PYRAMIS     SFT T. ROWE       TOPS MGD                       VANGUARD VI      VANGUARD VI
                                     CORE EQUITY     PRICE VALUE     RISK FLEX ETF    VANGUARD VI       CAPITAL        DIVERSIFIED
                                       CL 1 (a)          (a)              (a)           BALANCED         GROWTH           VALUE
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                         --               --              --          847,771       1,298,813         481,681
  Policy purchase payments                 26,380          155,984         403,911          412,478         382,706         112,613
  Policy terminations, withdrawal
    payments and charges                     (985)          (7,982)         (5,238)        (179,888)       (104,757)        (32,531)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                     25,395          148,002         398,673        1,080,361       1,576,762         561,763
  Policy purchase payments                 67,290          341,660       3,043,651        1,458,884         534,105         231,088
  Policy terminations, withdrawal
    payments and charges                  (11,502)        (103,501)       (183,332)        (206,325)       (146,361)        (69,671)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                     81,183          386,161       3,258,992        2,332,920       1,964,506         723,180
                                    =============   ==============   =============   ==============  ==============   =============

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                     VANGUARD VI                      VANGUARD VI     VANGUARD VI      VANGUARD VI
                                     VANGUARD VI      HIGH YIELD      VANGUARD VI        MONEY          SHT-TRM         SMALL CO
                                    EQUITY INCOME        BOND        INTERNATIONAL       MARKET          INV-GR          GROWTH
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2014                                  1,402,540          537,748       1,657,892          510,416         376,587       1,324,642
  Policy purchase payments                339,875          239,092         938,280        1,282,578          80,647         591,662
  Policy terminations, withdrawal
    payments and charges                 (122,462)         (83,913)       (146,870)        (283,730)        (52,499)        (95,064)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2015                                  1,619,953          692,927       2,449,302        1,509,264         404,735       1,821,240
  Policy purchase payments                703,472          171,424       1,228,500          748,091         172,645         758,190
  Policy terminations, withdrawal
    payments and charges                 (132,971)        (109,934)       (288,550)        (280,710)        (91,879)       (201,240)
                                    -------------   --------------   -------------   --------------  --------------   -------------
Units outstanding at December 31,
  2016                                  2,190,454          754,417       3,389,252        1,976,645         485,501       2,378,190
                                    =============   ==============   =============   ==============  ==============   =============

                                       SEGREGATED SUB-ACCOUNTS
                                    ------------------------------
                                     VANGUARD VI     VANGUARD VI
                                     TOTAL BOND      TOTAL STOCK
                                       MARKET           MARKET
                                    -------------   --------------
Units outstanding at December 31,
  2014                                    925,123          733,524
  Policy purchase payments                200,840          457,950
  Policy terminations, withdrawal
    payments and charges                  (68,903)         (89,946)
                                    -------------   --------------
Units outstanding at December 31,
  2015                                  1,057,060        1,101,528
  Policy purchase payments                501,987          681,911
  Policy terminations, withdrawal
    payments and charges                 (105,302)        (169,952)
                                    -------------   --------------
Units outstanding at December 31,
  2016                                  1,453,745        1,613,487
                                    =============   ==============

--------
(a) For the period from May 1, 2015 through December 31, 2015 and for the year ended December 31, 2016.
(b) For the period from November 18, 2015 through December 31, 2015 and for the year ended December 31, 2016.

                                                                     (Continued)


           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

(7) FINANCIAL HIGHLIGHTS

    A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2016, 2015, 2014, 2013, and 2012 is as follows:

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
AB VPS DYNASSTALL CL B
         2016                                  2,529,570  $0.98 to 0.99  $   2,477,080           0.69%         (0.30)%        3.67%
         2015 (a)                                241,692   0.94 to 0.95        228,330           0.33%         (0.30)%       (4.85)%

AB VPS INTL VAL CL A
         2016                                    568,893           0.85        484,753           1.36%          0.00%        (0.47)%
         2015                                    522,488           0.86        447,299           2.49%          0.00%         2.75%
         2014                                    492,137           0.83        410,062           3.75%         (0.15)%       (6.07)%
         2013                                    436,187           0.89        386,928           6.44%         (0.15)%       23.19%
         2012                                    401,118           0.72        288,848           1.80%         (0.15)%       14.71%

AMER FUNDS IS INTL CL 1
         2016                                     86,225           0.90         77,630           2.02%          0.00%         3.78%
         2015 (a)                                 56,509           0.87         49,022           5.64%          0.00%       (13.25)%

FIDELITY VIP EQUITY-INCOME IC
         2016                                  1,496,314           1.77      2,650,559           2.63%         (0.10)%       18.14%
         2015                                  1,284,740           1.50      1,926,420           3.35%         (0.10)%       (3.87)%
         2014                                  1,108,919           1.56      1,729,685           3.28%         (0.10)%        8.83%
         2013                                    886,740           1.43      1,270,943           2.78%         (0.10)%       28.28%
         2012                                    759,632           1.12        848,769           3.57%         (0.10)%       17.42%

FIDELITY VIP MID CAP IC
         2016                                  1,456,316           2.00      2,908,795           0.54%         (0.10)%       12.35%
         2015                                  1,327,332           1.78      2,359,827           0.54%         (0.10)%       (1.29)%
         2014                                  1,132,256           1.80      2,039,320           0.30%         (0.10)%        6.39%
         2013                                    886,700           1.69      1,501,085           0.56%         (0.10)%       36.37%
         2012                                    766,008           1.24        950,947           0.71%         (0.10)%       14.95%

FRANKLIN SMALL CP VAL VIP CL 1
         2016                                  2,200,647   1.18 to 2.27      4,515,271           0.99%         (0.15)%       30.73%
         2015                                  1,683,260   0.90 to 1.74      2,726,615           0.13%         (0.15)%       (7.04)%
         2014                                  1,345,665   1.20 to 1.87      2,431,105           0.82%         (0.15)%        1.03%
         2013                                  1,018,620   1.19 to 1.85      1,872,118           1.45%         (0.15)%       36.71%
         2012                                    886,329           1.35      1,198,775           1.02%         (0.15)%       18.93%

INVESCO VI AMERICAN VALUE I
         2016                                     25,540           1.00         25,603           0.42%         (0.25)%       15.78%
         2015 (a)                                  3,453           0.87          2,990           0.35%         (0.25)%      (13.42)%

IVY VIP ASSET STRATEGY
         2016                                  5,991,671   0.86 to 1.26      7,239,976           0.54%         (0.45)%       (2.13)%
         2015                                  6,385,499   0.88 to 1.28      7,957,370           0.35%         (0.45)%       (7.93)%
         2014                                  5,637,008   1.09 to 1.39      7,706,877           0.48%         (0.45)%       (4.84)%
         2013                                  4,767,832   1.14 to 1.46      6,922,598           1.25%         (0.45)%       25.70%
         2012                                  3,858,354           1.16      4,493,457           1.09%         (0.45)%       19.71%

IVY VIP BALANCED
         2016                                    182,760           1.73        315,321           1.27%         (0.45)%        2.49%
         2015                                    151,824           1.68        255,586           0.90%         (0.45)%        0.12%
         2014                                    129,126           1.68        217,106           0.96%         (0.45)%        8.06%
         2013                                     64,805           1.56        100,831           1.36%         (0.45)%       24.26%
         2012                                     39,784           1.25         49,816           1.41%         (0.45)%       12.25%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
IVY VIP BOND
         2016                                    306,491           1.44        440,732           2.36%         (0.45)%        4.50%
         2015                                    306,120           1.38        421,238           2.89%         (0.45)%        0.65%
         2014                                    295,890           1.37        404,520           3.78%         (0.45)%        4.81%
         2013                                    233,350           1.30        304,382           3.82%         (0.45)%       (1.65)%
         2012                                    254,242           1.33        337,190           2.48%         (0.45)%        6.26%

IVY VIP CORE EQUITY
         2016                                    994,402           2.07      2,062,011           0.39%         (0.45)%        4.21%
         2015                                    941,263           1.99      1,873,059           0.35%         (0.45)%       (0.25)%
         2014                                    795,427           1.99      1,586,749           0.47%         (0.45)%       10.17%
         2013                                    596,359           1.81      1,079,795           0.52%         (0.45)%       34.11%
         2012                                    451,955           1.35        610,188           0.56%         (0.45)%       19.14%

IVY VIP DIVIDEND OPP
         2016                                    345,018           1.51        521,614           1.26%         (0.45)%        7.44%
         2015                                    341,211           1.41        480,158           1.25%         (0.45)%       (1.61)%
         2014                                    305,589           1.43        437,082           1.15%         (0.45)%       10.34%
         2013                                    263,656           1.30        341,783           1.58%         (0.45)%       30.20%
         2012                                    219,498           1.00        218,546           1.07%         (0.45)%       13.69%

IVY VIP ENERGY
         2016                                    341,324           0.98        334,005           0.14%         (0.45)%       35.16%
         2015                                    360,314           0.72        260,871           0.06%         (0.45)%      (21.79)%
         2014                                    277,332           0.93        256,735           0.00%         (0.45)%      (10.16)%
         2013                                    239,245           1.03        246,511           0.00%         (0.45)%       28.33%
         2012                                    205,791           0.80        165,229           0.00%         (0.45)%        1.84%

IVY VIP GLBL NATURAL RES
         2016                                  3,151,273           0.65      2,042,883           0.64%         (0.45)%       24.37%
         2015                                  2,957,894           0.52      1,541,817           0.10%         (0.45)%      (22.04)%
         2014                                  2,352,546           0.67      1,573,021           0.00%         (0.45)%      (12.64)%
         2013                                  1,939,178           0.77      1,484,267           0.00%         (0.45)%        8.29%
         2012                                  1,530,509           0.71      1,081,795           0.00%         (0.45)%        2.35%

IVY VIP GLOBAL BOND
         2016                                     55,429           1.15         63,977           3.53%         (0.45)%        7.52%
         2015                                     46,344           1.07         49,750           3.65%         (0.45)%       (2.22)%
         2014                                     32,331           1.10         35,493           2.23%         (0.45)%        0.64%
         2013                                     22,529           1.09         24,574           0.00%         (0.45)%        2.20%
         2012                                      8,214           1.07          8,764           3.87%         (0.45)%        6.90%

IVY VIP GLOBAL GROWTH
         2016                                    571,602           1.21        693,684           0.22%         (0.45)%       (2.60)%
         2015                                    616,544           1.25        768,217           0.42%         (0.45)%        3.86%
         2014                                    574,993           1.20        689,815           2.07%         (0.45)%        1.41%
         2013                                    507,473           1.18        600,340           0.87%         (0.45)%       19.76%
         2012                                    426,333           0.99        421,122           1.82%         (0.45)%       18.59%

IVY VIP GOVT MONEY MARKET
         2016                                     31,739           1.06         33,688           0.13%          0.00%         0.23%
         2015                                     26,831           1.06         28,608           0.02%          0.00%         0.48%
         2014                                     24,275           1.05         25,780           0.02%         (0.45)%        0.48%
         2013                                     18,656           1.05         19,764           0.02%         (0.45)%        0.46%
         2012                                     17,536           1.06         18,503           0.02%         (0.45)%        0.47%

IVY VIP GROWTH
         2016                                    937,983           2.02      1,898,494           0.02%         (0.45)%        1.68%
         2015                                    888,824           1.99      1,769,278           0.11%         (0.45)%        7.65%
         2014                                    751,231           1.85      1,389,090           0.40%         (0.45)%       12.32%
         2013                                    651,262           1.65      1,072,202           0.41%         (0.45)%       37.07%
         2012                                    545,016           1.20        654,601           0.06%         (0.45)%       13.25%

IVY VIP HIGH INCOME
         2016                                    432,045           2.08        898,746           7.04%         (0.45)%       16.71%
         2015                                    427,016           1.78        761,117           6.03%         (0.45)%       (6.08)%
         2014                                    350,637           1.90        665,457           4.65%         (0.45)%        2.36%
         2013                                    288,115           1.85        534,171           4.55%         (0.45)%       11.00%
         2012                                    212,398           1.67        354,774           5.99%         (0.45)%       19.18%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
IVY VIP INTL CORE EQUITY
         2016                                  1,801,001           1.35      2,429,121           1.29%         (0.45)%        1.54%
         2015                                  1,678,246           1.33      2,229,271           1.24%         (0.45)%       (0.49)%
         2014                                  1,370,324           1.33      1,829,213           2.36%         (0.45)%        1.90%
         2013                                    974,640           1.31      1,276,750           1.56%         (0.45)%       25.47%
         2012                                    741,523           1.04        774,161           2.26%         (0.45)%       13.84%

IVY VIP LIMITED-TERM BOND
         2016                                     87,565           1.12         98,017           1.37%         (0.45)%        2.40%
         2015                                     64,727           1.09         70,755           1.60%         (0.45)%        1.33%
         2014                                     39,733           1.08         42,862           0.60%         (0.45)%        1.43%
         2013                                     24,718           1.06         26,287           0.00%         (0.45)%       (0.09)%
         2012                                     12,923           1.06         13,756           4.04%         (0.45)%        3.84%

IVY VIP MICRO CAP GROWTH
         2016                                    216,964           2.08        452,180           0.00%         (0.45)%       13.80%
         2015                                    219,857           1.83        402,635           0.00%         (0.45)%       (8.75)%
         2014                                    200,171           2.01        401,736           0.00%         (0.45)%       (1.30)%
         2013                                    172,591           2.03        350,936           0.00%         (0.45)%       57.99%
         2012                                    165,853           1.29        213,455           0.00%         (0.45)%       12.35%

IVY VIP MID CAP GROWTH
         2016                                    257,751           2.12        547,418           0.00%         (0.45)%        6.59%
         2015                                    265,579           1.99        529,157           0.00%         (0.45)%       (5.35)%
         2014                                    236,466           2.11        497,806           0.00%         (0.45)%        8.36%
         2013                                    204,539           1.94        397,389           0.00%         (0.45)%       30.52%
         2012                                    168,242           1.49        250,431           0.00%         (0.45)%       14.07%

IVY VIP PATH MOD MVF
         2016                                  3,109,713   0.98 to 1.00      3,050,951           0.55%         (0.25)%        2.07%
         2015 (a)                                456,516   0.96 to 0.98        439,342           0.00%         (0.25)%       (2.28)%

IVY VIP PATHFINDER AGGRESSIVE
         2016                                  2,491,028           1.63      4,055,671           1.49%         (0.45)%        5.28%
         2015                                  2,309,125           1.55      3,571,097           2.66%         (0.45)%        0.79%
         2014                                  2,117,462           1.53      3,248,941           0.81%         (0.45)%        5.33%
         2013                                  2,083,894           1.46      3,035,588           7.15%         (0.45)%       27.70%
         2012                                  1,808,619           1.14      2,063,096           0.92%         (0.45)%       12.70%

IVY VIP PATHFINDER CONSERV
         2016                                    154,499           1.46        226,198           0.95%         (0.45)%        3.31%
         2015                                     51,772           1.42         73,372           1.03%         (0.45)%        0.90%
         2014                                     45,716           1.40         64,210           1.15%         (0.45)%        3.86%
         2013                                     40,044           1.35         54,155           5.39%         (0.45)%       15.26%
         2012                                     33,849           1.17         39,717           1.00%         (0.45)%        7.44%

IVY VIP PATHFINDER MOD AGGR
         2016                                  5,512,907           1.60      8,792,968           1.60%         (0.45)%        4.99%
         2015                                  5,258,823           1.52      7,989,159           2.27%         (0.45)%        0.51%
         2014                                  5,035,852           1.51      7,611,484           0.97%         (0.45)%        5.09%
         2013                                  4,044,026           1.44      5,816,512           5.27%         (0.45)%       24.37%
         2012                                  3,836,667           1.17      4,436,949           0.76%         (0.45)%       11.32%

IVY VIP PATHFINDER MOD CONS
         2016                                    508,543           1.51        769,443           1.35%         (0.45)%        3.56%
         2015                                    558,345           1.46        815,727           1.47%         (0.45)%        0.78%
         2014                                    643,288           1.45        932,546           0.95%         (0.45)%        4.35%
         2013                                    561,636           1.39        780,257           5.73%         (0.45)%       18.24%
         2012                                    341,912           1.17        401,735           0.93%         (0.45)%        8.90%

IVY VIP PATHFINDER MODERATE
         2016                                  2,410,578           1.55      3,746,030           1.30%         (0.45)%        4.11%
         2015                                  2,459,209           1.49      3,670,698           1.66%         (0.45)%        0.77%
         2014                                  2,451,448           1.48      3,631,108           1.03%         (0.45)%        4.71%
         2013                                  2,142,246           1.41      3,030,456           4.57%         (0.45)%       21.38%
         2012                                  1,737,731           1.17      2,025,277           0.92%         (0.45)%       10.03%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
IVY VIP REAL ESTATE SEC
         2016                                    183,764           1.73        317,209           1.02%         (0.45)%        4.73%
         2015                                    166,551           1.65        274,504           0.97%         (0.45)%        5.26%
         2014                                    148,882           1.57        233,131           1.00%         (0.45)%       30.75%
         2013                                    133,380           1.20        159,735           1.10%         (0.45)%        1.59%
         2012                                    121,564           1.18        143,310           0.71%         (0.45)%       18.25%

IVY VIP SCIENCE & TECH
         2016                                  1,161,806           2.32      2,694,675           0.00%         (0.45)%        2.00%
         2015                                  1,117,657           2.27      2,541,476           0.00%         (0.45)%       (2.44)%
         2014                                    917,673           2.33      2,138,937           0.00%         (0.45)%        3.37%
         2013                                    765,139           2.25      1,725,183           0.00%         (0.45)%       57.09%
         2012                                    589,689           1.44        846,394           0.00%         (0.45)%       28.41%

IVY VIP SMALL CAP GROWTH
         2016                                    326,592           1.78        581,132           0.00%         (0.45)%        3.38%
         2015                                    292,167           1.72        502,891           0.00%         (0.45)%        2.34%
         2014                                    270,638           1.68        455,173           0.00%         (0.45)%        2.05%
         2013                                    228,915           1.65        377,256           0.00%         (0.45)%       44.01%
         2012                                    194,030           1.14        222,051           0.00%         (0.45)%        5.64%

IVY VIP SMALL CAP VALUE
         2016                                    201,995           2.33        469,943           0.39%         (0.45)%       29.46%
         2015                                    170,795           1.80        306,941           0.09%         (0.45)%       (5.16)%
         2014                                    159,066           1.89        301,412           0.09%         (0.45)%        7.53%
         2013                                    137,779           1.76        242,796           0.84%         (0.45)%       34.13%
         2012                                    115,320           1.31        151,509           0.44%         (0.45)%       19.17%

IVY VIP VALUE
         2016                                    325,263           1.89        616,110           1.11%         (0.45)%       11.64%
         2015                                    210,037           1.70        356,370           0.76%         (0.45)%       (3.48)%
         2014                                    182,177           1.76        320,251           1.06%         (0.45)%       11.44%
         2013                                    146,856           1.58        231,649           0.78%         (0.45)%       35.94%
         2012                                    125,727           1.16        145,883           1.19%         (0.45)%       19.42%

JANUS ASPEN JANUS IS
         2016                                    759,664           1.83      1,393,605           0.56%          0.00%         0.52%
         2015                                    744,412           1.82      1,358,528           0.63%          0.00%         5.45%
         2014                                    720,099           1.73      1,246,250           0.38%         (0.10)%       13.11%
         2013                                    688,283           1.53      1,053,176           0.80%         (0.10)%       30.47%
         2012                                    614,294           1.17        720,514           0.58%         (0.10)%       18.71%

JANUS ASPEN OVERSEAS IS
         2016                                  2,519,353           0.79      1,995,991           4.65%          0.00%        (6.43)%
         2015                                  2,353,152           0.85      1,992,439           0.62%          0.00%        (8.50)%
         2014                                  2,056,481           0.93      1,902,973           3.04%         (0.10)%      (11.78)%
         2013                                  1,759,738           1.05      1,845,901           3.16%         (0.10)%       14.68%
         2012                                  1,526,231           0.91      1,396,064           0.75%         (0.10)%       13.58%

MFS VIT II INTL VALUE IS
         2016                                  1,144,421   1.00 to 1.02      1,165,407           1.73%         (0.20)%        4.26%
         2015 (a)                                143,851   0.96 to 0.98        140,251           1.49%         (0.20)%       (2.25)%

MORGSTANLEY UIF EMG MK EQ CL 2
         2016                                  2,056,492   0.88 to 0.92      1,890,504           0.45%         (0.35)%        6.99%
         2015                                  1,772,706   0.83 to 0.86      1,523,368           0.78%         (0.35)%      (10.39)%
         2014                                  1,465,906           0.96      1,405,980           0.33%         (0.35)%       (4.22)%
         2013                                    990,165           1.00        991,519           1.09%         (0.35)%       (0.76)%
         2012                                    749,152           1.01        755,880           0.00%         (0.35)%       20.26%

MORNINGSTAR AGGR GROWTH ETF I
         2016                                 21,069,221   1.22 to 1.52     30,049,347           1.66%         (0.12)%       11.58%
         2015                                 18,063,945   1.09 to 1.36     23,512,102           1.54%         (0.12)%       (2.53)%
         2014                                 14,940,328   1.12 to 1.40     20,425,601           1.28%         (0.12)%        4.86%
         2013                                 11,809,784   1.07 to 1.33     15,683,666           1.48%         (0.12)%       18.67%
         2012                                  8,819,352           1.12      9,903,881           1.62%         (0.12)%       14.59%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
MORNINGSTAR BALANCED ETF I
         2016                                  7,067,338   1.16 to 1.49     10,389,472           2.05%         (0.12)%        8.82%
         2015                                  6,853,465   1.07 to 1.37      9,346,921           1.83%         (0.12)%       (1.85)%
         2014                                  5,947,878   1.09 to 1.40      8,277,325           1.54%         (0.12)%        4.92%
         2013                                  4,946,379   1.04 to 1.33      6,573,146           1.88%         (0.12)%       12.32%
         2012                                  3,873,111           1.19      4,598,585           1.88%         (0.12)%       11.14%

MORNINGSTAR CONSERVATIVE ETF I
         2016                                  1,658,612   1.08 to 1.33      2,173,566           1.84%         (0.12)%        5.01%
         2015                                  1,587,804   1.03 to 1.26      1,988,921           1.45%         (0.12)%       (0.84)%
         2014                                  1,576,987   1.03 to 1.27      2,002,063           1.28%         (0.12)%        3.22%
         2013                                  1,608,027   1.00 to 1.23      1,979,971           1.56%         (0.12)%        2.89%
         2012                                  1,516,426           1.20      1,817,772           1.69%         (0.12)%        5.61%

MORNINGSTAR GROWTH ETF I
         2016                                 38,433,534   1.20 to 1.53     57,335,375           1.74%         (0.12)%       10.01%
         2015                                 39,103,328   1.09 to 1.39     53,364,316           1.53%         (0.12)%       (2.10)%
         2014                                 36,552,098   1.11 to 1.42     51,175,905           1.33%         (0.12)%        4.97%
         2013                                 31,500,791   1.06 to 1.35     42,171,285           1.50%         (0.12)%       16.92%
         2012                                 25,708,316           1.16     29,721,267           1.63%         (0.12)%       13.38%

MORNINGSTAR INC & GROWTH ETF I
         2016                                  1,730,229   1.12 to 1.40      2,411,484           2.13%         (0.12)%        6.86%
         2015                                  1,746,041   1.05 to 1.31      2,277,438           1.96%         (0.12)%       (1.40)%
         2014                                  1,640,825   1.06 to 1.33      2,178,823           1.58%         (0.12)%        3.75%
         2013                                  1,439,359   1.02 to 1.28      1,845,599           1.70%         (0.12)%        7.71%
         2012                                  1,412,058           1.19      1,681,817           2.11%         (0.12)%        8.31%

PIMCO VIT GLB DIV ALL ADV CL
         2016                                  2,220,309   0.99 to 1.00      2,192,692           2.08%         (0.15)%        7.80%
         2015 (a)                                230,129           0.92        210,945           5.27%         (0.15)%       (7.61)%

SFT ADVANTUS BOND CL 1
         2016                                  1,563,397   1.04 to 1.44      2,082,333           0.00%         (0.05)%        4.68%
         2015                                  1,085,988   0.99 to 1.37      1,405,017           0.00%         (0.05)%        0.46%
         2014                                    831,958   1.05 to 1.36      1,105,935           0.00%         (0.05)%        6.61%
         2013                                    621,653   0.98 to 1.28        789,304           0.00%         (0.05)%       (0.35)%
         2012                                    472,511           1.28        606,960           0.00%         (0.05)%        7.74%

SFT ADVANTUS DYNAMIC MGD VOL
         2016                                  7,514,439   1.03 to 1.05      7,752,559           0.00%         (0.05)%        8.83%
         2015 (a)                                525,278   0.95 to 0.96        498,406           0.00%         (0.05)%       (3.96)%

SFT ADVANTUS INDEX 400 MC CL 1
         2016                                  2,215,249   1.10 to 2.33      4,265,120           0.00%         (0.05)%       20.40%
         2015                                  1,225,462   0.91 to 1.94      1,957,976           0.00%         (0.05)%       (2.34)%
         2014                                    675,877   1.22 to 1.98      1,197,093           0.00%         (0.05)%        9.57%
         2013                                    415,570   1.12 to 1.81        730,984           0.00%         (0.05)%       33.18%
         2012                                    322,116           1.36        437,628           0.00%         (0.05)%       17.60%

SFT ADVANTUS INDEX 500 CL 1
         2016                                  4,768,517   1.09 to 2.00      8,348,756           0.00%         (0.10)%       11.83%
         2015                                  2,861,486   0.97 to 1.79      4,609,363           0.00%         (0.10)%        1.28%
         2014                                  1,666,732   1.27 to 1.77      2,759,481           0.00%         (0.10)%       13.52%
         2013                                    972,399   1.12 to 1.56      1,491,004           0.00%         (0.10)%       32.17%
         2012                                    650,814           1.18        767,544           0.00%         (0.10)%       15.83%

SFT ADVANTUS INTL BOND CL 1
         2016                                    674,655           1.63      1,097,472           0.00%          0.00%         3.35%
         2015                                    625,236           1.57        984,103           0.00%          0.00%        (3.92)%
         2014                                    572,691           1.64        938,203           0.00%          0.00%         1.96%
         2013                                    470,447           1.61        755,909           0.00%          0.00%         0.17%
         2012                                    377,889           1.60        606,138           0.00%          0.00%        16.49%

SFT ADVANTUS MGD VOL EQUITY
         2016                                 22,154,447   1.02 to 1.05     23,235,068           0.00%         (0.05)%        4.21%
         2015 (b)                             20,022,154           1.01     20,151,887           0.00%         (0.05)%        0.65%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
SFT ADVANTUS MORTGAGE CL 1
         2016                                    202,012           1.22        247,238           0.00%         (0.05)%        1.63%
         2015                                    150,652           1.20        181,425           0.00%         (0.05)%        3.26%
         2014                                    147,589           1.17        172,129           0.00%         (0.05)%        6.08%
         2013                                    153,041           1.10        168,258           0.00%         (0.05)%       (1.68)%
         2012                                    182,420           1.12        203,991           0.00%         (0.05)%        3.80%

SFT ADVANTUS REAL ESTATE CL 1
         2016                                  1,599,163   1.09 to 2.02      2,895,857           0.00%         (0.10)%        4.77%
         2015                                  1,170,433   1.04 to 1.93      2,080,593           0.00%         (0.10)%        5.36%
         2014                                    882,638   1.14 to 1.83      1,554,612           0.00%         (0.10)%       30.83%
         2013                                    661,972   0.87 to 1.40        919,084           0.00%         (0.10)%        1.50%
         2012                                    520,502           1.38        717,492           0.00%         (0.10)%       18.32%

SFT IVY GROWTH
         2016                                    151,395   1.02 to 1.05        157,590           0.00%         (0.45)%        1.36%
         2015 (a)                                 25,731   1.01 to 1.04         26,486           0.00%         (0.45)%        3.51%

SFT IVY SMALL CAP GROWTH
         2016                                    217,418   1.11 to 1.15        249,263           0.00%         (0.45)%       21.64%
         2015 (a)                                 65,778   0.92 to 0.95         61,965           0.00%         (0.45)%       (5.41)%

SFT PYRAMIS CORE EQUITY CL 1
         2016                                     81,183   1.00 to 1.03         82,675           0.00%         (0.20)%        5.30%
         2015 (a)                                 25,395   0.95 to 0.97         24,587           0.00%         (0.20)%       (2.55)%

SFT T. ROWE PRICE VALUE
         2016                                    386,161   1.05 to 1.07        412,391           0.00%         (0.45)%       11.14%
         2015 (a)                                148,002   0.94 to 0.97        142,593           0.00%         (0.45)%       (3.47)%

TOPS MGD RISK FLEX ETF
         2016                                  3,258,992   0.97 to 0.98      3,155,262           0.93%         (0.25)%        5.62%
         2015 (a)                                398,673           0.92        365,492           0.49%         (0.25)%       (7.51)%

VANGUARD VI BALANCED
         2016                                  2,332,920           1.89      4,406,677           1.61%          0.00%        11.01%
         2015                                  1,080,361           1.70      1,838,262           2.25%          0.00%         0.09%
         2014                                    847,771           1.70      1,441,186           1.96%          0.00%         9.84%
         2013                                    578,530           1.55        895,360           2.13%          0.00%        19.88%
         2012                                    457,550           1.29        590,674           2.55%          0.00%        12.56%

VANGUARD VI CAPITAL GROWTH
         2016                                  1,964,506           2.41      4,729,211           1.06%          0.00%        10.84%
         2015                                  1,576,762           2.17      3,424,476           1.06%          0.00%         2.62%
         2014                                  1,298,813           2.12      2,748,678           0.77%          0.00%        18.43%
         2013                                    828,832           1.79      1,481,119           0.99%          0.00%        38.48%
         2012                                    530,606           1.29        684,698           0.89%          0.00%        15.47%

VANGUARD VI DIVERSIFIED VALUE
         2016                                    723,180           1.82      1,317,433           2.40%          0.00%        12.96%
         2015                                    561,763           1.61        905,926           2.39%          0.00%        (2.45)%
         2014                                    481,681           1.65        796,328           2.06%          0.00%         9.83%
         2013                                    384,536           1.51        578,821           2.02%          0.00%        29.40%
         2012                                    320,784           1.16        373,166           2.14%          0.00%        16.50%

VANGUARD VI EQUITY INCOME
         2016                                  2,190,454           2.11      4,613,635           2.30%          0.00%        15.07%
         2015                                  1,619,953           1.83      2,965,216           2.51%          0.00%         0.85%
         2014                                  1,402,540           1.81      2,545,581           2.20%          0.00%        11.41%
         2013                                  1,049,591           1.63      1,709,931           2.13%          0.00%        30.04%
         2012                                    762,483           1.25        955,205           2.22%          0.00%        13.40%

                                                                     (Continued)

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

                                                         AT DECEMBER 31                  FOR THE YEARS OR PERIOD ENDED DECEMBER 31
                                           -------------------------------------------  ------------------------------------------
                                               UNITS        UNIT FAIR                    INVESTMENT       EXPENSE         TOTAL
                                            OUTSTANDING       VALUE        NET ASSETS   INCOME RATIO*     RATIO**       RETURN***
                                           -------------  -------------  -------------  -------------  -------------   -----------
VANGUARD VI HIGH YIELD BOND
         2016                                    754,417           1.81      1,369,192           5.04%          0.00%        11.35%
         2015                                    692,927           1.63      1,129,372           5.01%          0.00%       (1.58)%
         2014                                    537,748           1.66        890,497           5.04%          0.00%         4.40%
         2013                                    421,542           1.59        668,608           4.66%          0.00%         4.35%
         2012                                    314,648           1.52        478,271           4.98%          0.00%        14.30%

VANGUARD VI INTERNATIONAL
         2016                                  3,389,252   1.07 to 1.27      4,069,598           1.28%          0.00%         1.88%
         2015                                  2,449,302   1.05 to 1.25      2,911,769           1.64%          0.00%       (0.77)%
         2014                                  1,657,892   1.06 to 1.25      2,013,837           1.21%          0.00%       (6.05)%
         2013                                    911,948   1.12 to 1.34      1,210,004           1.20%          0.00%        23.26%
         2012                                    565,491           1.08        612,778           1.79%          0.00%        20.14%

VANGUARD VI MONEY MARKET
         2016                                  1,976,645           1.04      2,062,704           0.49%          0.00%         0.48%
         2015                                  1,509,264           1.04      1,567,506           0.17%          0.00%         0.15%
         2014                                    510,416           1.04        529,320           0.09%          0.00%         0.10%
         2013                                    516,592           1.04        535,216           0.11%          0.00%         0.11%
         2012                                    653,594           1.03        676,431           0.14%          0.00%         0.14%

VANGUARD VI SHT-TRM INV-GR
         2016                                    485,501           1.29        627,990           1.79%          0.00%         2.72%
         2015                                    404,735           1.26        509,680           1.76%          0.00%         1.12%
         2014                                    376,587           1.25        468,953           1.56%          0.00%         1.76%
         2013                                    311,909           1.22        381,703           1.97%          0.00%         1.08%
         2012                                    247,602           1.21        299,784           2.41%          0.00%         4.42%

VANGUARD VI SMALL CO GROWTH
         2016                                  2,378,190   1.05 to 2.49      5,052,343           0.32%          0.00%        14.94%
         2015                                  1,821,240   0.91 to 2.16      3,557,870           0.33%          0.00%       (2.75)%
         2014                                  1,324,642   1.27 to 2.22      2,794,845           0.26%          0.00%         3.38%
         2013                                    918,270   1.23 to 2.15      1,948,415           0.61%          0.00%        46.54%
         2012                                    703,869           1.47      1,033,582           0.21%          0.00%        14.65%

VANGUARD VI TOTAL BOND MARKET
         2016                                  1,453,745           1.39      2,021,061           1.92%          0.00%         2.47%
         2015                                  1,057,060           1.36      1,434,136           2.15%          0.00%         0.33%
         2014                                    925,123           1.35      1,250,958           2.28%          0.00%         5.89%
         2013                                    726,324           1.28        927,494           2.50%          0.00%       (2.29)%
         2012                                    627,741           1.31        820,389           2.46%          0.00%         4.02%

VANGUARD VI TOTAL STOCK MARKET
         2016                                  1,613,487           2.04      3,289,530           1.27%          0.00%        12.56%
         2015                                  1,101,528           1.81      1,995,248           1.13%          0.00%         0.37%
         2014                                    733,524           1.80      1,323,778           1.17%          0.00%        12.29%
         2013                                    519,522           1.61        834,923           1.34%          0.00%        33.28%
         2012                                    323,606           1.21        390,204           1.49%          0.00%        16.33%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude unit value credits that result in a direct increase in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the sub-account does not record investment income. For periods less than one year, the ratios have been annualized.
** This ratio represents the annualized policy expenses of the separate account and applicable unit value credits. The ratios that include a unit value credit result in a direct increase in the unit values. Charges made directly to a policy owner's account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.
*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. Some individual contract total returns may differ from the stated return due to new products that launched during the period.

(a) For the period from May 1, 2015 through December 31, 2015.
(b) For the period from November 18, 2015 through December 31, 2015.

                                                                     (Continued)
                                       60

           MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2016

(8) SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 31, 2017, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2016, 2015 AND 2014

[KPMG LOGO]

                KPMG LLP
                4200 Wells Fargo Center
                90 South Seventh Street
                Minneapolis, MN 55402

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated financial statements of Minnesota Life Insurance Company and subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive income
(loss), changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2016 and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016 in accordance with U.S. generally accepted accounting principles.

                  KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

OTHER MATTERS

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The information contained in
Schedule I, Schedule III, and Schedule IV are presented for purposes of additional analysis and are not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

                                  /s/ KPMG LLP

Minneapolis, Minnesota
March 8, 2017

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2016 AND 2015
                                 (IN THOUSANDS)

                                                                                                       2016              2015
                                                                                                  ---------------   ---------------
ASSETS

   Fixed maturity securities:
     Available-for-sale, at fair value (amortized cost $13,395,845 and $12,247,625)               $    13,759,520   $    12,504,725
   Equity securities:
     Available-for-sale, at fair value (amortized cost $489,747 and $461,651)                             552,488           505,094
   Mortgage loans, net                                                                                  2,544,437         2,122,837
   Finance receivables, net                                                                               292,908           289,059
   Policy loans                                                                                           426,971           410,997
   Alternative investments                                                                                622,676           596,619
   Derivative instruments                                                                                 365,143           218,539
   Other invested assets                                                                                   58,952            28,329
                                                                                                  ---------------   ---------------
     Total investments                                                                                 18,623,095        16,676,199

   Cash and cash equivalents                                                                              359,818           267,602
   Deferred policy acquisition costs                                                                    1,367,185         1,298,306
   Accrued investment income                                                                              151,893           139,710
   Premiums and fees receivable                                                                           301,158           305,272
   Property and equipment, net                                                                            104,481           107,935
   Income tax recoverable:
     Current                                                                                                   --            10,241
   Reinsurance recoverables                                                                             1,151,198         1,127,720
   Goodwill and intangible assets, net                                                                    139,857           145,359
   Other assets                                                                                           124,570           114,815
   Separate account assets                                                                             21,349,837        19,730,417
                                                                                                  ---------------   ---------------
        Total assets                                                                              $    43,673,092   $    39,923,576
                                                                                                  ===============   ===============

LIABILITIES AND EQUITY

Liabilities:

   Policy and contract account balances                                                           $    10,580,481   $     9,636,704
   Future policy and contract benefits                                                                  3,297,927         3,024,838
   Pending policy and contract claims                                                                     550,793           555,315
   Other policyholder funds                                                                             1,513,231         1,340,823
   Policyholder dividends payable                                                                          22,633            25,244
   Unearned premiums and fees                                                                             399,474           400,750
   Pension and other postretirement benefits                                                               10,292            11,132
   Income tax liability:
     Current                                                                                                5,565                --
     Deferred                                                                                             218,408           206,490
   Accrued commissions and expenses                                                                       208,242           195,788
   Other liabilities                                                                                      824,530           498,142
   Short-term debt                                                                                         50,000            50,000
   Long-term debt                                                                                         468,000           368,000
   Separate account liabilities                                                                        21,349,837        19,730,417
                                                                                                  ---------------   ---------------
     Total liabilities                                                                                 39,499,413        36,043,643
                                                                                                  ---------------   ---------------

Equity:
   Common stock, $1 par value, 5,000,000 shares authorized, issued and outstanding                          5,000             5,000
   Additional paid in capital                                                                             196,254           196,254
   Accumulated other comprehensive income                                                                 200,766           116,995
   Retained earnings                                                                                    3,742,197         3,530,997
                                                                                                  ---------------   ---------------
     Total Minnesota Life Insurance Company and subsidiaries equity                                     4,144,217         3,849,246

   Noncontrolling interests                                                                                29,462            30,687
                                                                                                  ---------------   ---------------
        Total equity                                                                                    4,173,679         3,879,933
                                                                                                  ---------------   ---------------
          Total liabilities and equity                                                            $    43,673,092   $    39,923,576
                                                                                                  ===============   ===============

See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                 (IN THOUSANDS)

                                                                                     2016              2015              2014
                                                                                ---------------   ---------------   ---------------
Revenues:

  Premiums                                                                      $     2,471,733   $     2,220,467   $     2,039,309
  Policy and contract fees                                                              706,212           688,434           652,779
  Net investment income                                                                 726,176           689,137           664,299
  Net realized investment gains (losses)
    Other-than-temporary-impairments on fixed maturity securities                          (777)          (16,569)           (2,852)
    Other net realized investment gains (losses)                                         (3,769)           26,212           136,607
                                                                                ---------------   ---------------   ---------------
      Total net realized investment gains (losses)                                       (4,546)            9,643           133,755
  Finance charge income                                                                  95,453            92,393            85,855
  Commission income                                                                     188,024           168,528           152,983
  Other income                                                                           73,096            73,232            47,204
                                                                                ---------------   ---------------   ---------------
        Total revenues                                                                4,256,148         3,941,834         3,776,184
                                                                                ---------------   ---------------   ---------------

Benefits and expenses:

  Policyholder benefits                                                               2,399,667         2,109,142         1,895,745
  Interest credited to policies and contracts                                           438,642           401,659           380,474
  General operating expenses                                                            760,299           713,302           656,590
  Commissions                                                                           436,181           432,467           378,368
  Administrative and sponsorship fees                                                    78,584            75,082            72,758
  Dividends to policyholders                                                              3,817             4,678             6,088
  Interest expense                                                                       11,700            10,639            10,321
  Amortization of deferred policy acquisition costs                                     210,647           212,045           216,753
  Capitalization of policy acquisition costs                                           (361,563)         (361,349)         (314,814)
                                                                                ---------------   ---------------   ---------------
        Total benefits and expenses                                                   3,977,974         3,597,665         3,302,283
                                                                                ---------------   ---------------   ---------------
          Income from operations before taxes                                           278,174           344,169           473,901

  Income tax expense (benefit):
       Current                                                                           97,425            46,027           124,345
       Deferred                                                                         (32,860)           48,153            18,181
                                                                                ---------------   ---------------   ---------------
        Total income tax expense                                                         64,565            94,180           142,526
                                                                                ---------------   ---------------   ---------------
          Net income                                                                    213,609           249,989           331,375
                Less: Net income attributable to noncontrolling
                  interests                                                                 409               468                --
                                                                                ---------------   ---------------   ---------------
                  Net income attributable to Minnesota Life Insurance
                    Company and subsidiaries                                    $       213,200   $       249,521   $       331,375
                                                                                ===============   ===============   ===============

Other comprehensive income (loss), before tax:
  Unrealized holding gains (losses) on securities arising during the
    period                                                                      $       124,139   $      (463,641)  $       308,292
  Unrealized gains (losses) on securities - other than temporary
    impairments                                                                           1,734            (2,129)           (2,955)
  Adjustment to deferred policy acquisition costs                                       (82,037)          208,912          (198,649)
  Adjustment to reserves                                                                 12,032            22,718           (19,585)
  Adjustment to unearned policy and contract fees                                        72,377          (106,247)          114,854
  Adjustment to pension and other retirement plans                                          305             3,952           (12,043)
                                                                                ---------------   ---------------   ---------------
    Other comprehensive income (loss), before tax                                       128,550          (336,435)          189,914
    Income tax benefit (expense) related to items of other
      comprehensive income                                                              (44,779)          117,620           (66,472)
                                                                                ---------------   ---------------   ---------------
      Other comprehensive income (loss), net of tax                                      83,771          (218,815)          123,442
                                                                                ---------------   ---------------   ---------------
        Comprehensive income                                                            297,380            31,174           454,817
          Less: Comprehensive income attributable to noncontrolling
            interests                                                                       409               468                --
                                                                                ---------------   ---------------   ---------------
            Comprehensive income attributable to Minnesota Life Insurance
              Company and subsidiaries                                          $       296,971   $        30,706   $       454,817
                                                                                ===============   ===============   ===============

See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
                  YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                 (IN THOUSANDS)

                                                                                       MINNESOTA LIFE
                                                            ACCUMULATED                   INSURANCE
                                              ADDITIONAL       OTHER                     COMPANY AND
                                   COMMON       PAID IN    COMPREHENSIVE    RETAINED    SUBSIDIARIES   NONCONTROLLING     TOTAL
                                   STOCK        CAPITAL        INCOME       EARNINGS       EQUITY        INTERESTS        EQUITY
                                 -----------  -----------  -------------  -----------  --------------  --------------  ------------
2014:
  Balance, beginning of year     $     5,000  $   196,254  $     269,516  $ 2,900,653  $    3,371,423  $           --  $  3,371,423

    Comprehensive income:
      Net income                          --           --             --      331,375         331,375              --       331,375
      Other comprehensive income          --           --        123,442           --         123,442              --       123,442
                                                                                       --------------  --------------  ------------
        Total comprehensive
          income                                                                              454,817              --       454,817

    Change in accounting
      principle                           --           --        (57,148)      57,148              --              --            --

    Dividends to stockholder              --           --             --       (7,700)         (7,700)             --        (7,700)

    Change in equity of
      noncontrolling interests            --           --             --           --              --          31,605        31,605
                                 -----------  -----------  -------------  -----------  --------------  --------------  ------------
  Balance, end of year           $     5,000  $   196,254  $     335,810  $ 3,281,476  $    3,818,540  $       31,605  $  3,850,145
                                 ===========  ===========  =============  ===========  ==============  ==============  ============

2015:
  Balance, beginning of year     $     5,000  $   196,254  $     335,810  $ 3,281,476  $    3,818,540  $       31,605  $  3,850,145

    Comprehensive income:
      Net income                          --           --             --      249,521         249,521             468       249,989
      Other comprehensive loss            --           --       (218,815)          --        (218,815)             --      (218,815)
                                                                                       --------------  --------------  ------------
        Total comprehensive
          income                                                                               30,706             468        31,174

    Change in equity of
      noncontrolling interests            --           --             --           --              --          (1,386)       (1,386)
                                 -----------  -----------  -------------  -----------  --------------  --------------  ------------
  Balance, end of year           $     5,000  $   196,254  $     116,995  $ 3,530,997  $    3,849,246  $       30,687  $  3,879,933
                                 ===========  ===========  =============  ===========  ==============  ==============  ============

2016:
  Balance, beginning of year     $     5,000  $   196,254  $     116,995  $ 3,530,997  $    3,849,246  $       30,687  $  3,879,933

    Comprehensive income:
      Net income                          --           --             --      213,200         213,200             409       213,609
      Other comprehensive income          --           --         83,771           --          83,771              --        83,771
                                                                                       --------------  --------------  ------------
        Total comprehensive
          income                                                                              296,971             409       297,380

    Dividends to stockholder              --           --             --       (2,000)         (2,000)             --        (2,000)

    Change in equity of
      noncontrolling interests            --           --             --           --              --          (1,634)       (1,634)
                                 -----------  -----------  -------------  -----------  --------------  --------------  ------------
  Balance, end of year           $     5,000  $   196,254  $     200,766  $ 3,742,197  $    4,144,217  $       29,462  $  4,173,679
                                 ===========  ===========  =============  ===========  ==============  ==============  ============

See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                 (IN THOUSANDS)

                                                                                     2016              2015              2014
                                                                                ---------------   ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                      $       213,609   $       249,989   $       331,375
Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to annuity and insurance contracts                                257,848           258,830           266,191
    Fees deducted from policy and contract balances                                    (511,113)         (476,389)         (451,583)
    Change in future policy benefits                                                    305,422            59,742            56,105
    Change in other policyholder liabilities, net                                       577,282           123,827           151,934
    Amortization of deferred policy acquisition costs                                   210,647           212,045           216,753
    Capitalization of policy acquisition costs                                         (361,563)         (361,349)         (314,814)
    Change in premiums and fees receivable                                                4,114           (28,833)          (34,508)
    Deferred tax provision                                                              (32,860)           48,153            18,181
    Change in income tax recoverables / liabilities - current                            15,806            (4,462)           (8,065)
    Net realized investment losses (gains)                                                4,546            (9,643)         (133,755)
    Change in reinsurance recoverables                                                  (23,478)            8,673           (74,983)
    Other, net                                                                           28,664            61,024            31,161
                                                                                ---------------   ---------------   ---------------
      Net cash provided by operating activities                                         688,924           141,607            53,992
                                                                                ---------------   ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
  Fixed maturity securities                                                           3,266,663         2,003,169         2,255,590
  Equity securities                                                                     288,190           287,535           256,730
  Alternative investments                                                               104,581            87,763           102,290
  Derivative instruments                                                                206,895           238,574           267,911
  Other invested assets                                                                   2,509            25,679             1,416
Proceeds from maturities and repayments of:
  Fixed maturity securities                                                           1,001,019         1,075,583         1,153,092
  Mortgage loans                                                                        221,902           306,273           183,476
Purchases and originations of:
  Fixed maturity securities                                                          (5,383,602)       (4,047,304)       (3,820,423)
  Equity securities                                                                    (310,755)         (361,671)         (238,877)
  Mortgage loans                                                                       (643,688)         (494,248)         (363,852)
  Alternative investments                                                              (105,648)         (111,107)          (98,578)
  Derivative instruments                                                               (266,110)         (289,510)         (218,739)
  Other invested assets                                                                  (4,787)          (22,131)           (4,966)
Finance receivable originations or purchases                                           (222,528)         (220,575)         (210,452)
Finance receivable principal payments                                                   199,090           194,355           178,857
Securities in transit                                                                   (39,769)           43,717           (22,235)
Other, net                                                                             (154,800)          (46,814)         (209,112)
                                                                                ---------------   ---------------   ---------------
      Net cash used for investing activities                                         (1,840,838)       (1,330,712)         (787,872)
                                                                                ---------------   ---------------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts                                  3,973,399         3,678,808         3,575,510
Withdrawals from annuity and insurance contracts                                     (2,813,716)       (2,575,133)       (2,835,280)
Change in amounts drawn in excess of cash balances                                      (26,325)           (8,628)           (5,440)
Proceeds from issuance of short-term debt                                               275,000           200,000           200,000
Payment on short-term debt                                                             (275,000)         (200,000)         (200,000)
Proceeds from issuance of long-term debt                                                100,000            50,000            75,000
Payment on long-term debt                                                                    --           (75,000)               --
Dividends paid to stockholder                                                                --                --            (7,700)
Other, net                                                                               10,772            10,140            13,622
                                                                                ---------------   ---------------   ---------------
      Net cash provided by financing activities                                       1,244,130         1,080,187           815,712
                                                                                ---------------   ---------------   ---------------

Net increase (decrease) in cash and cash equivalents                                     92,216          (108,918)           81,832
Cash and cash equivalents, beginning of year                                            267,602           376,520            294688
                                                                                ---------------   ---------------   ---------------
Cash and cash equivalents, end of year                                          $       359,818   $       267,602   $       376,520
                                                                                ===============   ===============   ===============

See accompanying notes to consolidated financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2016, 2015 AND 2014
                                 (IN THOUSANDS)

(1) NATURE OF OPERATIONS

    ORGANIZATION AND DESCRIPTION OF BUSINESS

    The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

    The Company, which primarily operates in the United States, has divided its businesses into five strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, Retirement and Asset Management. Revenues, including net realized investment gains (losses), for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

                                                     2016               2015              2014
                                                ---------------    ---------------   ---------------
      Individual Financial Security             $       812,037    $       753,885   $       708,394
      Financial Institution Group                       529,139            514,593           494,066
      Group Insurance                                 1,961,388          1,951,734         1,789,855
      Retirement                                        722,100            478,728           506,396
      Asset Management                                   26,684             27,516                --
                                                ---------------    ---------------   ---------------
        Total strategic business units                4,051,348          3,726,456         3,498,711
      Subsidiaries and corporate product line           204,800            215,378           277,473
                                                ---------------    ---------------   ---------------
          Total                                 $     4,256,148    $     3,941,834   $     3,776,184
                                                ===============    ===============   ===============

    The Company serves over 14 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

    During October 2016, the Company entered into a membership interest purchase agreement to sell its consumer finance company, Personal Finance Company LLC
    (PFC). Revenues reported by PFC, primarily represented by finance charge income, are included within the subsidiaries and corporate product line in the table above. Held-for-sale criteria have been satisfied in 2016 and, as of December 31, 2016, the Company held PFC at its carrying value which is lower than its fair value less cost to sell. The transaction is expected to close in the first half of 2017.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

    The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations and comprehensive income in the period in which they are made.

    The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INSURANCE REVENUES AND EXPENSES

    Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

    Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

    Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

    Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits. Unearned revenue reserves are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income.

    COMMISSION INCOME

    Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

    Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

    ADMINISTRATIVE AND SPONSORSHIP FEES

    The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense due is estimated and accrued on a quarterly basis. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company, which are estimated and accrued on a quarterly basis based on recent historical experience and are trued up at each profit sharing year-end which occur throughout the year.

    VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

    Fixed maturity securities, which may be sold prior to maturity, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

    The Company uses book value, defined as original cost adjusted for impairments and discount accretion or premium amortization, as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

    Equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value.

    Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income in equity.

    Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

    Alternative investments include limited partnership investments in private equity, mezzanine debt and hedge funds. These investments are carried on the consolidated balance sheets using the equity method of accounting. The Company's income from these alternative investments is included in net investment income or net realized investment gains (losses) on the consolidated statements of operations and comprehensive income based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. As discussed in note 4, effective January 1, 2014, after adoption of Accounting Standards Update (ASU) 2013-08, changes in any undistributed amounts held by the investee are recorded, based on the Company's ownership share, as realized gains or losses on the consolidated statements of operations and comprehensive income. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statement issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

    Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt and other properties held for sale. Real estate is considered held for sale for accounting purposes and is carried at the lower of cost or fair value less estimated cost to sell. As of December 31, 2016 and 2015, the Company had no real estate held for sale.

    For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

    For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

    Policy loans are carried at the unpaid principal balance.

    Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

    A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

    The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $40,850 and $33,453 at December 31, 2016 and 2015, respectively.

    Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by an allowance for loan losses. The interest rates on the receivables outstanding at December 31, 2016 and 2015 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2016 and 2015 approximate the fair value at that date.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The Company uses a variety of derivatives, including swaps, swaptions, futures, caps, floors, forwards and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

    Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations and comprehensive income. Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations and comprehensive income.

    The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income.

    REALIZED AND UNREALIZED GAINS AND LOSSES

    Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

    An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income and not in earnings.

    For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

    For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

    The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

    For available-for-sale equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

    All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

    The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the balance sheet dates for either December 31, 2016 or 2015.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

    The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A nonperforming loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of nonperforming loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance when it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income.

    For a small portion of the portfolio, classified as troubled debt restructurings (TDRs), the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations and comprehensive income except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

    The Company periodically invests money in its separate accounts. At December 31, 2016 and 2015, the fair value of these investments included within equity securities, available-for-sale on the consolidated balance sheets was $55,430 and $61,298, respectively.

    FINANCE CHARGE INCOME AND RECEIVABLES

    The Company's finance receivables portfolio primarily comprises smaller balance homogeneous loans, which are originated at the Company's network of over 155 retail branch locations in Illinois, Indiana, Kentucky, Missouri, Tennessee, and Wisconsin. The loans are originated in-person, at a branch location or through responding to an offer to lend, sent via mail. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

    The Company has the intent and ability to hold the finance receivables for the foreseeable future or until maturity or payoffs. The finance receivables are reported at their outstanding unpaid principal balances reduced by an allowance for losses.

    The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance and homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on finance receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired. Loan servicing fees, extension fees and late charges included in other income on the consolidated statements of operations and comprehensive income totaled $14, $14 and $13 for the years ended December 31, 2016, 2015 and 2014, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FINANCE CHARGE INCOME AND RECEIVABLES (CONTINUED)

    The majority of the Company's finance receivables are smaller balance homogeneous loans. These loans have traditionally been evaluated collectively for impairment. The Company elected to bifurcate the finance receivables into three segments with an effective date of October 1, 2015. The segments are evaluated independently from one another and an allowance applied via a direct charge to operations through the provision for credit losses at an amount, which in management's judgement, based on the overall risk characteristics of the segment, changes in the character or size of the segment and the level of nonperforming assets is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment, and regulatory changes. The underlying assumptions, estimates, and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

    It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

    The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

    Impaired loans not considered TDRs are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

    TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional consideration at time of modification. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan, or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not increase the general allowance already recognized, based on a TDR.

    DEFERRED POLICY ACQUISITION COSTS

    The costs after the effects of reinsurance, which relate directly to the successful acquisition of new or renewal contracts, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs that can be capitalized in the successful acquisition of new or renewal contracts include incremental direct costs of acquisitions, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

    For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

    For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality, expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

    For future separate account return assumptions, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumptions ranged from 6.50% to 7.25% and 6.50% to 7.50% at December 31, 2016 and 2015, respectively, depending on the block of business, reflecting differences in contract holder fund allocations between fixed income and equity investments. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns are considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

    Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations and comprehensive income.

    DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income.

    The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

    SALES INDUCEMENTS

    The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

                                                     2016              2015
                                                ---------------   ---------------
      Balance at beginning of year              $        28,370   $        26,321
      Capitalization                                      4,466             4,873
      Amortization and interest                          (4,289)           (3,537)
      Adjustment for unrealized gains (losses)              (72)              713
                                                ---------------   ---------------
      Balance at end of year                    $        28,475   $        28,370
                                                ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    GOODWILL AND OTHER INTANGIBLE ASSETS

    In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, then no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level.

    The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

    The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

    SOFTWARE

    Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $44,569 and $66,880 as of December 31, 2016 and 2015, respectively, and amortized software expense of $17,574, $21,868 and $20,197 for the years ended December 31, 2016, 2015 and 2014, respectively.

    PROPERTY AND EQUIPMENT

    Property and equipment are carried at cost, net of accumulated depreciation of $139,872 and $144,807 at December 31, 2016 and 2015, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2016, 2015 and 2014, was $16,886, $11,074, and $11,516,
    respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    REINSURANCE

    Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

    POLICYHOLDER LIABILITIES

    Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

    Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, immediate annuities, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2016, the Company has assumed an average rate of investment yields ranging from 2.96% to 6.03%.

    Certain future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale. The adjustment to future policy benefits and claims represents the increase in policy reserves that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through other comprehensive income (loss) on the consolidated statements of operations and comprehensive income.

    Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

    Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

    PARTICIPATING BUSINESS

    Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2016 and 2015, the total participating business in force was $2,217,164 and $2,260,055, respectively. As a percentage of total life insurance in force, participating business in force represents 0.2% and 0.3% at December 31, 2016 and 2015, respectively.

    INCOME TAXES

    The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

    Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations and comprehensive income. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INCOME TAXES (CONTINUED)

    The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

(3) RISKS

    The following is a description of certain significant risks facing the
    Company:

    CREDIT AND CASH FLOW ASSUMPTION RISK:

    Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

    Following below is discussion regarding particular asset class concentration of credit risk:

    CONCENTRATION OF CREDIT RISK:

      CASH AND CASH EQUIVALENTS:

      Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

      FINANCIAL INSTRUMENTS:

      Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

      Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(3) RISKS (CONTINUED)

    CONCENTRATION OF CREDIT RISK (CONTINUED):

      DERIVATIVES:

      The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. The Company has collateral arrangements in place that generally require a counterparty to post collateral when the fair value of the counterparty's derivatives reaches a pre-determined threshold. The Company may enter into over-the-counter (OTC) derivative transactions with both qualified and non-qualified counterparties. The Company limits its aggregate counterparty exposure to 1% of admitted assets for any single non-qualified counterparty and 3% for all non-qualified counterparties in the aggregate. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

      The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

      The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

    EQUITY MARKET RISK:

    Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

    As of December 31, 2016, approximately 97.7% of separate account assets were exposed to equity market risks across the Company's variable product offerings. The Company attempts to minimize the impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

    The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

    As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

    INTEREST RATE RISK:

    Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. Continued low interest rates also impact DAC estimated gross profit, recoverability and other projections as well as increase the risk for loss recognition events that may require higher reserves. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(3) RISKS (CONTINUED)

    LEGAL/REGULATORY RISK:

    Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. Changes in tax, fiscal and other legislation may affect corporate taxes and impact the Company's business. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

    MORTALITY RISK:

    Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

    RATINGS RISK:

    Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

    REINSURANCE RISK:

    Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

    INFORMATION SYSTEMS RISK:

    Information systems risk includes the risk that the information systems of the Company or its service providers, including telecommunications and technological systems, fail to function properly, become disabled, or are breached as a result of events or circumstances wholly or partially beyond the Company's control. The Company utilizes a variety of security measures and incident response procedures in its efforts to minimize the adverse impact of the risk.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(4) NEW ACCOUNTING PRONOUNCEMENTS

    ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

    In May 2015, the Financial Accounting Standards Board (FASB) issued ASU 2015-09, Financial Services -- Insurance (Topic 944): Disclosures about Short-Duration Contracts, which requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates. ASU 2015-09 was effective for the annual reporting period beginning January 1, 2016. The adoption of ASU 2015-09 did not have a material impact on the Company's consolidated financial statements and the required disclosures are included in note 13.

    In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), which removes the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the net asset value (NAV) per share as a practical expedient. Additionally, the requirements to make certain disclosure for all investments that are eligible to be measured at fair value using the NAV per share practical expedient are removed. ASU 2015-07 was effective on a retrospective basis for the annual reporting period beginning January 1, 2016. The adoption of ASU 2015-07 had no impact on the Company's consolidated financial statements.

    In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810):
    Amendments to the Consolidation Analysis, which is intended to improve targeted areas of the guidance for consolidation analysis of legal entities such as limited partnerships, limited liability corporations, and securitization structures along with simplifying and reducing the number of current GAAP consolidation models. ASU 2015-02 was effective on a retrospective basis for the annual reporting period beginning January 1, 2016. The adoption of ASU 2015-02 had no impact on the Company's consolidated financial statements.

    In June 2013, the FASB issued ASU 2013-08, Financial Services -- Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires that all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. ASU 2013-08 was effective for the annual reporting period beginning January 1, 2014 and was required to be applied prospectively. Upon adoption at January 1, 2014, the Company reclassified $57,148 of unrealized gains (losses), net of tax, from accumulated other comprehensive income to retained earnings related to alternative investments in entities meeting the ASU 2013-08 investment company definition. There was no impact to total stockholder's equity upon adoption. Additionally, beginning on January 1, 2014, changes in undistributed amounts related to these alternative investments in entities meeting the ASU 2013-08 investment company definition are recorded in other net realized investment gains (losses) rather than as unrealized gains or losses on the consolidated statements of operations and comprehensive income
    (loss).

    FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

    In January 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which removes Step 2 of the goodwill impairment test. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. ASU 2017-04 is effective for the annual reporting period beginning January 1, 2020 and is required to be applied on a prospective basis with early adoption permitted. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

    In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business when evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. ASU 2017-01 is effective for the annual reporting period beginning January 1, 2018 and is required to be applied on a prospective basis. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

    In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires additional disclosures and modification to the statement of cash flows to provide additional information on the changes in cash, cash equivalents and restricted cash. ASU 2016-18 is effective for the annual reporting period beginning January 1, 2018 and is required to be applied on a retrospective basis. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(4) NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

    FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

    In November 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which clarifies how certain transactions are to be presented on the statement of cash flows. ASU 2016-15 is effective for the annual reporting period beginning January 1, 2018 and is required to be applied on a retrospective basis. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

    In June 2016, the FASB issued ASU 2016-13, Financial Instruments -- Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which replaces the incurred loss impairment methodology. The revised guidance removes recognition thresholds and will require companies to recognize an allowance for credit losses for the difference between the amortized cost basis of a financial instrument and the amount of amortized cost that an entity expects to collect over the instrument's contractual life along with enhanced disclosures. ASU 2016-13 is effective for the annual reporting period beginning on January 1, 2020 and is required to be applied on a modified retrospective basis. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

    In February 2016, the FASB issued ASU 2016-02, Leases (Subtopic 842). The new guidance requires an entity to recognize lease assets and liabilities on the balance sheet and to disclose key information regarding leasing arrangements within the footnotes of the financial statements. ASU 2016-02 is effective for annual reporting periods beginning on January 1, 2019. Adoption is required utilizing a modified retrospective approach, which requires application of the new guidance for all periods presented. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In January 2016, the FASB issued ASU 2016-01, Financial Instruments -- Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which is intended to make targeted improvements to the reporting model for financial instruments. The new guidance requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income along with certain other measurement and disclosure enhancements. ASU 2016-01 is effective for annual reporting periods beginning on January 1, 2018. Prospective application is required with a cumulative-effect adjustment as of the beginning of the period of adoption. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which is a comprehensive new revenue recognition standard that will supersede nearly all existing revenue recognition guidance; however, it will not impact the accounting for insurance contracts or financial instruments. The guidance requires an entity to recognize revenue reflecting the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for that good or service. The guidance also requires additional disclosures. An entity may apply the new guidance using one of the following two methods: (1) retrospectively to each prior period presented, or (2) retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application. In July 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which defers the effective date of ASU 2014-09 to the annual reporting period beginning January 1, 2018. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

    The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2016 and 2015. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

    The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

      Level 1 -- Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. government securities, certain publicly traded corporate fixed maturity securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

      Level 2 -- Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include agency securities not backed by the full faith of the U.S. government, foreign government securities, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, certain equity securities not priced on an exchange, and certain derivatives.

      Level 3 -- Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities, certain separate account assets and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

    The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

    Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                                  DECEMBER 31, 2016
                                                        ----------------------------------------------------------------------
                                                            LEVEL 1            LEVEL 2           LEVEL 3            TOTAL
                                                        ---------------   ----------------   ---------------   ---------------
     Fixed maturity securities, available-for-sale:
        U.S. government securities                      $       293,539   $             --   $            --   $       293,539
        Agencies not backed by the full faith and
          credit of the U.S. government                              --            820,335                --           820,335
        Foreign government securities                                --             37,064                --            37,064
        Corporate securities                                      1,607          7,915,599         1,041,343         8,958,549
        Asset-backed securities                                      --            434,006            38,833           472,839
        Commercial mortgage-backed securities (CMBS)                 --          1,398,895                --         1,398,895
        Residential mortgage-backed securities (RMBS)                --          1,778,276                23         1,778,299
                                                        ---------------   ----------------   ---------------   ---------------
          Total fixed maturity securities, available-
            for-sale                                            295,146         12,384,175         1,080,199        13,759,520
     Equity securities, available-for-sale                      474,974             77,427                87           552,488
     Derivative instruments:
        TBA derivative instruments                                   --             18,847                --            18,847
        Other derivative instruments                                 15            346,281                --           346,296
                                                        ---------------   ----------------   ---------------   ---------------
          Total derivative instruments                               15            365,128                --           365,143
                                                        ---------------   ----------------   ---------------   ---------------
             Total investments                                  770,135         12,826,730         1,080,286        14,677,151
     Cash equivalents                                           231,959             12,145                --           244,104
     Separate account assets                                  3,932,516         17,415,512             1,809        21,349,837
                                                        ---------------   ----------------   ---------------   ---------------
             Total financial assets                     $     4,934,610   $     30,254,387   $     1,082,095   $    36,271,092
                                                        ===============   ================   ===============   ===============

     Policy and contract account balances (1)           $            --   $             --   $       262,102   $       262,102
     Future policy and contract benefits (1)                         --                 --            34,283            34,283
     Derivative instruments (2)                                     741             70,743                --            71,484
                                                        ---------------   ----------------   ---------------   ---------------
             Total financial liabilities                $           741   $         70,743   $       296,385   $       367,869
                                                        ===============   ================   ===============   ===============

----------
   (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

   (2) Included in other liabilities on the consolidated balance sheets.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis (Continued):

                                                                                  DECEMBER 31, 2015
                                                        ----------------------------------------------------------------------
                                                            LEVEL 1            LEVEL 2           LEVEL 3            TOTAL
                                                        ---------------   ----------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale:
         U.S. government securities                     $       361,143   $             --   $            --   $       361,143
         Agencies not backed by the full faith and
           credit of the U.S. government                             --            773,688                --           773,688
         Foreign government securities                               --             38,526                --            38,526
         Corporate securities                                        --          6,732,113           904,066         7,636,179
         Asset-backed securities                                     --            358,640            45,488           404,128
         CMBS                                                        --          1,224,987            22,734         1,247,721
         RMBS                                                        --          2,043,276                64         2,043,340
                                                        ---------------   ----------------   ---------------   ---------------
           Total fixed maturity securities, available-
             for-sale                                           361,143         11,171,230           972,352        12,504,725
      Equity securities, available-for-sale                     442,665             62,316               113           505,094
      Derivative instruments:
         TBA derivative instruments                                  --             43,887                --            43,887
         Other derivative instruments                                12            174,640                --           174,652
                                                        ---------------   ----------------   ---------------   ---------------
           Total derivative instruments                              12            218,527                --           218,539
                                                        ---------------   ----------------   ---------------   ---------------
              Total investments                                 803,820         11,452,073           972,465        13,228,358
      Cash equivalents                                          191,088                 --                --           191,088
      Separate account assets                                 3,524,875         16,203,929             1,613        19,730,417
                                                        ---------------   ----------------   ---------------   ---------------
              Total financial assets                    $     4,519,783   $     27,656,002   $       974,078   $    33,149,863
                                                        ===============   ================   ===============   ===============

      Policy and contract account balances (1)          $            --   $             --   $       102,696   $       102,696
      Future policy and contract benefits (1)                        --                 --            54,512            54,512
      Derivative instruments (2)                                     30             14,220                --            14,250
                                                        ---------------   ----------------   ---------------   ---------------
              Total financial liabilities               $            30   $         14,220   $       157,208   $       171,458
                                                        ===============   ================   ===============   ===============

----------
   (1) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed payout annuity floor, and equity-indexed annuity and life products are considered embedded derivatives, resulting in the related liabilities being separated from the host contract and recognized at fair value.

   (2) Included in other liabilities on the consolidated balance sheets.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE

    When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

    When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered and publishes and updates a summary of inputs used in its valuations by major security type. The market inputs utilized in the pricing evaluation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about a security's valuation, it discontinues providing a valuation for the security. In this instance, the Company would be required to produce an estimate of fair value.

    Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

    For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities or securities that do not trade regularly -- a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Certain other valuations are based on independent non-binding broker quotes. Fixed maturity securities valued using pricing models or broker quotes are reflected in Level 3.

    EQUITY SECURITIES, AVAILABLE-FOR-SALE

    The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries certain equity securities that are not priced on an exchange classified within Level 2. The Company receives these prices from third party pricing services using observable inputs for identical or similar assets in active markets. The Company carries a small amount of non-exchange traded equity securities classified within Level 3. The fair value of these securities is based on at least one or more significant unobservable input.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    DERIVATIVE INSTRUMENTS

    Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

    The majority of the Company's derivative positions are traded in the OTC derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow or third party pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

    CASH EQUIVALENTS

    Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1.

    SEPARATE ACCOUNT ASSETS

    Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for fixed maturity securities, equity securities and cash equivalents are determined consistent with similar instruments as previously described. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information.

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

    Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

    The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

    Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS (CONTINUED)

    These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives are unobservable and are considered to be significant inputs to the valuations, the embedded derivatives have been reflected within Level 3.

    The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2016:

                                                      TOTAL REALIZED AND
                                                  UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN:
                                                  -------------------------
                                                                  OTHER       TRANSFERS   TRANSFERS   PURCHASES,
                                      BALANCE AT      NET     COMPREHENSIVE     IN TO       OUT OF    SALES AND    BALANCE AT
                                      BEGINNING     INCOME       INCOME        LEVEL 3     LEVEL 3   SETTLEMENTS,    END OF
                                       OF YEAR        (1)        (LOSS)          (2)         (2)        NET (3)       YEAR
                                     -----------  ----------  -------------  ----------  ----------  ------------  -----------
      Fixed maturity securities,
        available-for sale:
        Corporate securities         $   904,066  $     (216) $      (2,816) $       --  $       --  $    140,309  $ 1,041,343
        Asset-backed securities           45,488          --           (221)         --      (5,000)       (1,434)      38,833
        CMBS                              22,734          --             --          --     (22,734)           --           --
        RMBS                                  64          12             30          --          --           (83)          23
                                     -----------  ----------  -------------  ----------  ----------  ------------  -----------
          Total fixed maturity
            securities, available-
            for-sale                     972,352  $     (204)        (3,007)         --     (27,734)      138,792    1,080,199
      Equity securities,
        available-for-sale                   113          --            (26)         --          --            --           87
      Separate account assets              1,613          --             95          92         (87)           96        1,809
                                     -----------  ----------  -------------  ----------  ----------  ------------  -----------
             Total financial assets  $   974,078  $     (204) $      (2,938) $       92  $  (27,821) $    138,888  $ 1,082,095
                                     ===========  ==========  =============  ==========  ==========  ============  ===========

----------
   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income.

   (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2016:

                                                                                                                 PURCHASES,
                                                                                                                 SALES AND
                                                                                                                SETTLEMENTS,
                                                           PURCHASES           SALES          SETTLEMENTS           NET
                                                        ---------------   ---------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale:
         Corporate securities                           $       274,260   $        (6,784)  $      (127,167)  $       140,309
         Asset-backed securities                                    579                --            (2,013)           (1,434)
         RMBS                                                        --                --               (83)              (83)
                                                        ---------------   ---------------   ---------------   ---------------
           Total fixed maturity securities, available-
             for-sale                                           274,839            (6,784)         (129,263)          138,792
      Separate account assets                                       192               (90)               (6)               96
                                                        ---------------   ---------------   ---------------   ---------------
              Total financial assets                    $       275,031   $        (6,874)  $      (129,269)  $       138,888
                                                        ===============   ===============   ===============   ===============

    The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2015:

                                                      TOTAL REALIZED AND
                                                  UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN:
                                                  -------------------------
                                                                  OTHER       TRANSFERS   TRANSFERS   PURCHASES,
                                      BALANCE AT     NET      COMPREHENSIVE     IN TO      OUT OF     SALES AND       BALANCE
                                      BEGINNING     INCOME       INCOME        LEVEL 3     LEVEL 3   SETTLEMENTS,    AT END OF
                                       OF YEAR       (1)         (LOSS)          (2)        (2)         NET (3)        YEAR
                                     -----------  ----------  -------------  ----------  ----------  ------------  ------------
      Fixed maturity securities,
        available-for sale:
        Corporate securities         $   913,393  $      (82) $     (30,735) $       --  $       --  $     21,490  $    904,066
        Asset-backed securities           38,724          --         (1,872)         --          --         8,636        45,488
        CMBS                                  --          --             74          --          --        22,660        22,734
        RMBS                                 132       1,956             37          --          --        (2,061)           64
                                     -----------  ----------  -------------  ----------  ----------  ------------  ------------
          Total fixed maturity
            securities, available-
            for-sale                     952,249       1,874        (32,496)         --          --        50,725       972,352
      Equity securities, available-
        for-sale                             170          --            (57)         --          --            --           113
      Separate account assets              1,122          --            518           9        (130)           94         1,613
                                     -----------  ----------  -------------  ----------  ----------  ------------  ------------
             Total financial assets  $   953,541  $    1,874  $     (32,035) $        9  $     (130) $     50,819  $    974,078
                                     ===========  ==========  =============  ==========  ==========  ============  ============

----------
   (1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income.

   (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.

   (3) The following table provides the bifurcation of the net purchases, sales and settlements.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2015:

                                                                                                                 PURCHASES,
                                                                                                                 SALES AND
                                                                                                                SETTLEMENTS,
                                                           PURCHASES           SALES          SETTLEMENTS           NET
                                                        ---------------   ---------------   ---------------   ---------------
     Fixed maturity securities, available-for-sale:
        Corporate securities                            $       148,051   $       (17,061)  $      (109,500)  $        21,490
        Asset-backed securities                                  10,000                --            (1,364)            8,636
        CMBS                                                     22,660                --                --            22,660
        RMBS                                                         --            (1,932)             (129)           (2,061)
                                                        ---------------   ---------------   ---------------   ---------------
          Total fixed maturity securities, available-
            for-sale                                            180,711           (18,993)         (110,993)           50,725
     Separate account assets                                         94                --                --                94
                                                        ---------------   ---------------   ---------------   ---------------
          Total financial assets                        $       180,805   $       (18,993)  $      (110,993)  $        50,819
                                                        ===============   ===============   ===============   ===============

    Transfers of securities among the levels occur at the beginning of the reporting period.

    There were no transfers between Level 1 and Level 2 for the years ended December 31, 2016 and 2015.

    There were no changes in unrealized gains (losses) included in net income related to Level 3 assets held as of December 31, 2016 and 2015.

    The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2016:

                                                      TOTAL REALIZED AND
                                                  UNREALIZED (GAINS) LOSSES
                                                        INCLUDED IN:
                                                  ---------------------------
                                                                  OTHER
                                      BALANCE AT     NET      COMPREHENSIVE   TRANSFERS   TRANSFERS                  BALANCE
                                      BEGINNING     INCOME        INCOME        IN TO      OUT OF                   AT END OF
                                       OF YEAR       (1)          (LOSS)       LEVEL 3     LEVEL 3    SETTLEMENTS     YEAR
                                     -----------  ----------  -------------  ----------  ----------  ------------  -----------
      Policy and contract account
        balances                     $   102,696  $  159,406  $          --  $       --  $       --  $         --  $   262,102
      Future policy and contract
        benefits                          54,512     (20,182)            --          --          --           (47)      34,283
                                     -----------  ----------  -------------  ----------  ----------  ------------  -----------
        Total financial liabilities  $   157,208  $  139,224  $          --  $       --  $       --  $        (47) $   296,385
                                     ===========  ==========  =============  ==========  ==========  ============  ===========

----------
   (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE
    (CONTINUED)

    The following table provides a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2015:

                                                      TOTAL REALIZED AND
                                                  UNREALIZED (GAINS) LOSSES
                                                         INCLUDED IN:
                                                  -------------------------
                                                                  OTHER
                                      BALANCE AT      NET     COMPREHENSIVE   TRANSFERS   TRANSFERS                   BALANCE
                                      BEGINNING      INCOME      INCOME         IN TO      OUT OF                    AT END OF
                                       OF YEAR        (1)        (LOSS)        LEVEL 3     LEVEL 3    SETTLEMENTS      YEAR
                                     -----------  ----------  -------------  ----------  ----------  ------------  ------------
      Policy and contract account
        balances                     $   149,594  $  (46,898) $          --  $       --  $       --  $         --  $    102,696
      Future policy and contract
        benefits                          41,909      12,636             --          --          --           (33)       54,512
                                     -----------  ----------  -------------  ----------  ----------  ------------  ------------
        Total financial liabilities  $   191,503  $  (34,262) $          --  $       --  $       --  $        (33) $    157,208
                                     ===========  ==========  =============  ==========  ==========  ============  ============

----------
   (1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains (losses) on the consolidated statements of operations and comprehensive income and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations and comprehensive income.

    The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2016 was $(142,794), of which $17,403 was included in net realized investment gains (losses) and $(160,197) was included in policyholder benefits on the consolidated statements of operations and comprehensive income. The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2015 was $31,873, of which $(14,561) was included in net realized investment gains (losses) and $46,434 was included in policyholder benefits on the consolidated statements of operations and comprehensive income.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES

    The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2016:

                                                                                                                 RANGE
     LEVEL 3 INSTRUMENT              FAIR VALUE       VALUATION TECHNIQUE       UNOBSERVABLE INPUT        (WEIGHTED AVERAGE)
     ----------------------------   ------------   -------------------------   ---------------------   ------------------------
     Fixed maturity securities,
       available-for-sale:

                                                                               Yield/spread to U.S.        72 bps - 206 bps
       Corporate securities         $  1,041,343     Discounted cash flow      Treasuries (1)                 (135 bps)

                                                                               Yield/spread to U.S.       87 bps - 1,207 bps
       Asset-backed securities            38,833     Discounted cash flow      Treasuries (1)                 (193 bps)

     Liabilities:

       Policy and contract account                   Discounted cash flow/     Mortality rates (2)        Annuity 2000 table
        balances                    $    262,102   Option pricing techniques   Lapse rates (3)               0%  to  16%
                                                                               Market volatility (6)         0%  to  30%

     Future policy and contract                      Discounted cash flow/     Mortality rates (2)        Annuity 2000 table
       benefits                           34,283   Option pricing techniques   Lapse rates (3)               0%  to  18%
                                                                               Utilization rates (4)         0%  to  100%
                                                                               Withdrawal rates (5)          0%  to  7%
                                                                               Market volatility (6)         0%  to  20%
                                                                               Nonperformance risk
                                                                                spread (7)                       0.2%

----------
   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    QUANTITATIVE INFORMATION REGARDING LEVEL 3 ASSETS AND LIABILITIES
    (CONTINUED)

    The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at December 31, 2015:

                                                                                                                RANGE
     LEVEL 3 INSTRUMENT              FAIR VALUE       VALUATION TECHNIQUE       UNOBSERVABLE INPUT       (WEIGHTED AVERAGE)
     ----------------------------   ------------   -------------------------   ---------------------   ------------------------
     Fixed maturity securities,
      available-for-sale:

                                                                               Yield/spread to U.S.        73 bps - 422 bps
      Corporate securities          $    903,886     Discounted cash flow      Treasuries (1)                 (183 bps)

                                                                               Yield/spread to U.S.       88 bps - 1,097 bps
      Asset-backed securities             40,488     Discounted cash flow      Treasuries (1)                 (231 bps)

                                                                               Yield/spread to U.S.       153 bps - 189 bps
      CMBS                                22,734     Discounted cash flow      Treasuries (1)                 (173 bps)

     Liabilities:

      Policy and contract account                    Discounted cash flow/     Mortality rates (2)        Annuity 2000 table
       balances                     $    102,696   Option pricing techniques   Lapse rates (3)                0%  to  16%
                                                                               Market volatility (6)          0%  to  30%

                                                                                                              1983a and
      Future policy and contract                     Discounted cash flow/     Mortality rates (2)        annuity 2000 table
       benefits                           54,512   Option pricing techniques   Lapse rates (3)                0%  to  15%
                                                                               Utilization rates (4)          0%  to  100%
                                                                               Withdrawal rates (5)           0%  to  7%
                                                                               Market volatility (6)          0%  to  20%
                                                                               Nonperformance risk
                                                                                spread (7)                        0.2%

----------
   (1) The yield/spread to U.S. Treasuries input represents an estimated market participant composite adjustment attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

   (2) The mortality rate input represents the estimate probability of when an individual belonging to a particular group categorized according to age or some other factor such as occupation, will die.

   (3) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range represents the lapse rate during the surrender charge period for indexed annuity contracts.

   (4) The utilization rate input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

   (5) The withdrawal rate input represents the estimated magnitude of annual contract holder withdrawals relative to the contracts' benefit base.

   (6) The market volatility input represents overall volatilities assumed for underlying equity indexed and variable annuity funds, which include a mixture of equity and fixed income assets.

   (7) The nonperformance risk spread input represents the estimated additional own credit spread that market participants would apply to the market observable discount rate when pricing a contract.

    Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where observable inputs are not reasonably available to the Company.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    SENSITIVITY OF FAIR VALUE MEASUREMENTS TO CHANGES IN UNOBSERVABLE INPUTS

    The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities previously described:

    FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE

    For any increase (decrease) in the yield/spread to U.S. Treasuries, the fair value of the assets will decrease (increase).

    POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT BENEFITS

    For any increase (decrease) in mortality rate, lapse rate and nonperformance risk spread inputs, the fair value of the liabilities will decrease (increase). For any increase (decrease) in the utilization, withdrawal and market volatility rates, the fair value of the liabilities will increase (decrease).

    For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

    NON-RECURRING FAIR VALUE MEASUREMENTS

    The Company did not have any financial assets measured at fair value on a non-recurring basis at December 31, 2016 and 2015.

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

    The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

    The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                               DECEMBER 31, 2016
                                                  -----------------------------------------------------------------------------
                                                    CARRYING
                                                      VALUE                                FAIR VALUE
                                                  -------------   -------------------------------------------------------------
                                                      TOTAL          LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
                                                  -------------   -------------   -------------   -------------   -------------
     Assets:
       Mortgage loans, net                        $   2,544,437   $          --   $          --   $   2,527,742   $   2,527,742
       Policy loans                                     426,971              --              --         515,602         515,602

     Liabilities:
       Deferred annuities                         $   2,158,937   $          --   $          --   $   2,259,518   $   2,259,518
       Annuity certain contracts                         85,785              --              --          88,408          88,408
       Other fund deposits                            2,200,721              --              --       2,186,511       2,186,511
       Supplementary contracts without life
          contingencies                                 117,206              --              --         117,206         117,206
       Short-term debt                                   50,000              --              --          50,000          50,000
       Long-term debt                                   468,000              --              --         470,628         470,628
       Separate account liabilities                  14,039,115       3,932,516      10,104,790           1,809      14,039,115

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

    The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value (Continued).

                                                                               DECEMBER 31, 2015
                                                  -----------------------------------------------------------------------------
                                                    CARRYING
                                                      VALUE                                FAIR VALUE
                                                  -------------   -------------------------------------------------------------
                                                      TOTAL          LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
                                                  -------------   -------------   -------------   -------------   -------------
     Assets:
       Mortgage loans, net                        $   2,122,837   $          --   $          --   $   2,158,377   $   2,158,377
       Policy loans                                     410,997              --              --         496,430         496,430

     Liabilities:
       Deferred annuities                         $   2,122,335   $          --   $          --   $   2,231,728   $   2,231,728
       Annuity certain contracts                         78,588              --              --          81,225          81,225
       Other fund deposits                            2,055,178              --              --       2,048,340       2,048,340
       Supplementary contracts without life
         contingencies                                  103,352              --              --         103,352         103,352
       Short-term debt                                   50,000              --              --          50,000          50,000
       Long-term debt                                   368,000              --              --         370,517         370,517
       Separate account liabilities                  12,927,264       3,524,875       9,400,776           1,613      12,927,264

    Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

    The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2016 and 2015 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

    The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

    The carrying amount of short-term debt approximates the fair value. The fair value of long-term debt is estimated based primarily on borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

    Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS

    FIXED MATURITY AND EQUITY SECURITIES

    The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. government and agency obligations.

    The carrying value of the Company's fixed maturity portfolio totaled $13,759,520 and $12,504,725 at December 31, 2016 and 2015, respectively.
    Fixed maturity securities represent 73.9% and 75.0% of total invested assets at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, publicly traded fixed maturity securities comprised 86.3% of the total fixed maturity portfolio.

    The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

    The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

    The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,727,155 and $1,981,529 agency backed RMBS, and $51,144 and $61,811 non-agency backed RMBS as of December 31, 2016 and 2015, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2016 was $3,273 with unrealized losses totaling $48. The fair value of the Company's subprime securities as of December 31, 2015 was $4,929 with unrealized losses totaling $61.

    The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

    The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $552,488 and $505,094 as of December 31, 2016 and 2015, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                                       GROSS          GROSS
                                                      AMORTIZED     UNREALIZED      UNREALIZED      OTTI IN
     DECEMBER 31, 2016                                  COST           GAINS          LOSSES        AOCL (1)     FAIR VALUE
     ---------------------------------------------  -------------  -------------  -------------  -------------  ------------
     U.S. government securities                     $     275,240  $      18,900  $         762  $        (161) $    293,539
     Agencies not backed by the full faith and
       credit of the U.S. government                      813,892         15,827          9,384             --       820,335
     Foreign government securities                         33,244          3,820             --             --        37,064
     Corporate securities                               8,732,000        318,757         94,430         (2,222)    8,958,549
     Asset-backed securities                              464,388         13,940          5,616           (127)      472,839
     CMBS                                               1,382,327         27,739         13,657         (2,486)    1,398,895
     RMBS                                               1,694,754         84,354          2,453         (1,644)    1,778,299
                                                    -------------  -------------  -------------  -------------- ------------
        Total fixed maturity securities,
          available-for-sale                           13,395,845        483,337        126,302         (6,640)   13,759,520
     Equity securities, available-for-sale                489,747         69,387          6,646             --       552,488
                                                    -------------  -------------  -------------  -------------  ------------
          Total                                     $  13,885,592  $     552,724  $     132,948  $      (6,640) $ 14,312,008
                                                    =============  =============  =============  =============  ============

----------
   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

    The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                                       GROSS          GROSS
                                                      AMORTIZED      UNREALIZED     UNREALIZED      OTTI IN
     DECEMBER 31, 2015                                  COST           GAINS         LOSSES         AOCL (1)     FAIR VALUE
     ---------------------------------------------  -------------  -------------  -------------  -------------  ------------
     U.S. government securities                     $     340,859  $      21,104  $         820  $          --  $    361,143
     Agencies not backed by the full faith and
       credit of the U.S. government                      750,434         26,010          2,756             --       773,688
     Foreign government securities                         34,194          4,332             --             --        38,526
     Corporate securities                               7,562,245        258,728        186,069         (1,275)    7,636,179
     Asset-backed securities                              390,719         14,959          2,023           (473)      404,128
     CMBS                                               1,230,790         25,328         11,661         (3,264)    1,247,721
     RMBS                                               1,938,384        106,434          1,372            106     2,043,340
                                                    -------------  -------------  -------------  -------------  ------------
        Total fixed maturity securities,
          available-for-sale                           12,247,625        456,895        204,701         (4,906)   12,504,725
     Equity securities, available-for-sale                461,651         56,721         13,278             --       505,094
                                                    -------------  -------------  -------------  -------------  ------------
          Total                                     $  12,709,276  $     513,616  $     217,979  $      (4,906) $ 13,009,819
                                                    =============  =============  =============  =============  ============

----------
   (1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    The amortized cost and fair value of fixed maturity securities at December 31, 2016, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                    AVAILABLE-FOR-SALE
                                                                                             ---------------------------------
                                                                                                AMORTIZED           FAIR
                                                                                                  COST              VALUE
                                                                                             ---------------   ---------------
     Due in one year or less                                                                 $       414,945   $       421,929
     Due after one year through five years                                                         2,264,119         2,414,256
     Due after five years through ten years                                                        3,430,127         3,489,849
     Due after ten years                                                                           3,745,185         3,783,453
                                                                                             ---------------   ---------------
                                                                                                   9,854,376        10,109,487
     Asset-backed and mortgage-backed  securities                                                  3,541,469         3,650,033
                                                                                             ---------------   ---------------
        Total                                                                                $    13,395,845   $    13,759,520
                                                                                             ===============   ===============

    The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                                  DECEMBER 31, 2016
                                                        ---------------------------------------------------------------------
                                                                                 LESS THAN 12 MONTHS
                                                        ---------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                                               LOSSES AND
                                                                              AMORTIZED          OTTI IN
                                                           FAIR VALUE           COST              AOCL         SECURITY COUNT
                                                        ---------------   ----------------   ---------------   --------------
     U.S. government securities                         $        36,201   $         36,939   $           738               29
     Agencies not backed by the full faith and credit
       of the U.S. government                                   301,927            311,311             9,384               57
     Corporate securities                                     2,130,839          2,200,276            69,437              373
     Asset-backed securities                                    148,534            153,356             4,822               45
     CMBS                                                       507,346            520,159            12,813               52
     RMBS                                                       189,365            191,613             2,248               44
     Equity securities, available-for-sale                       86,721             90,679             3,958               68

                                                                                  DECEMBER 31, 2016
                                                        ---------------------------------------------------------------------
                                                                                 12 MONTHS OR GREATER
                                                        ---------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                                               LOSSES AND
                                                                              AMORTIZED          OTTI IN
                                                           FAIR VALUE           COST              AOCL         SECURITY COUNT
                                                        ---------------   ----------------   ---------------   --------------
     U.S. government securities                         $           830   $            854   $            24                1
     Corporate securities                                       300,129            325,122            24,993               69
     Asset-backed securities                                     15,833             16,627               794                6
     CMBS                                                        19,830             20,695               865                8
     RMBS                                                        17,289             17,930               641               24
     Equity securities, available-for-sale                       26,683             29,371             2,688               25

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    The Company had certain investments with a reported fair value lower than the cost of the investments as follows (Continued):

                                                                                   DECEMBER 31, 2015
                                                        ---------------------------------------------------------------------
                                                                                  LESS THAN 12 MONTHS
                                                        ---------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                                               LOSSES AND
                                                                              AMORTIZED          OTTI IN
                                                           FAIR VALUE           COST              AOCL         SECURITY COUNT
                                                        ---------------   ----------------   ---------------   --------------
     U.S. government securities                         $        95,174   $         95,708   $           534               28
     Agencies not backed by the full faith and credit
       of the U.S. government                                   101,077            102,889             1,812               19
     Corporate securities                                     2,491,897          2,654,491           162,594              500
     Asset-backed securities                                    103,449            104,848             1,399               19
     CMBS                                                       546,958            558,130            11,172               50
     RMBS                                                        88,513             89,471               958               26
     Equity securities, available-for-sale                      150,665            160,641             9,976               94

                                                                                  DECEMBER 31, 2015
                                                        ---------------------------------------------------------------------
                                                                                 12 MONTHS OR GREATER
                                                        ---------------------------------------------------------------------
                                                                                               UNREALIZED
                                                                                               LOSSES AND
                                                                             AMORTIZED           OTTI IN
                                                          FAIR VALUE           COST               AOCL         SECURITY COUNT
                                                        ---------------   ----------------   ---------------   --------------
     U.S. government securities                         $         6,208   $          6,494   $           286                4
     Agencies not backed by the full faith and credit
       of the U.S. government                                    36,701             37,645               944                6
     Corporate securities                                       120,128            143,897            23,769               51
     Asset-backed securities                                     13,838             14,462               624                2
     CMBS                                                        14,754             15,291               537                4
     RMBS                                                        39,971             42,381             2,410               30
     Equity securities, available-for-sale                       20,429             23,731             3,302               20

    For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2016, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2016.

    U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

    Agencies not backed by the full faith and credit of the U.S. government securities are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

    Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

    Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

    The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2016, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer and 100% of these securities were investment grade.

    The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2016, 97.1% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2016, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer and 99.9% of these securities were investment grade (BBB or better). Credit support for the RMBS holdings remains high.

    Equity securities with unrealized losses at December 31, 2016 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

    At December 31, 2016 and 2015, fixed maturity securities and cash equivalents with a carrying value of $21,694 and $22,686, respectively, were on deposit with various regulatory authorities as required by law.

    MORTGAGE LOANS

    The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $2,544,437 and $2,122,837 at December 31, 2016 and 2015, respectively.

    The Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and Securian Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus).

    The Company participates in a program to sell a percentage of ownership of certain newly originated mortgage loans to third parties in order to diversify and mitigate risk. These transactions are accounted for as sales and the portion of each asset sold is legally isolated from the Company with no exposure of loss. Advantus services the assets for the third party. Certain portions of mortgage loans totaling $132,500 and $81,300 were sold during 2016 and 2015, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    MORTGAGE LOANS (CONTINUED)

    The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Industrial                                                                             $       855,885   $       838,063
      Office buildings                                                                               416,303           356,846
      Retail facilities                                                                              610,197           464,920
      Apartment                                                                                      406,102           291,760
      Other                                                                                          255,950           171,248
                                                                                             ---------------   ---------------
        Total                                                                                $     2,544,437   $     2,122,837
                                                                                             ===============   ===============

    If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

    A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be nonperforming and a general allowance for loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

    The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                                               2016               2015              2014
                                                                          ----------------   ---------------   ---------------
      Balance at beginning of year                                        $          2,431   $         2,270   $         4,677
         Addition to (release of) allowance                                            189               161            (2,407)
         Write-downs, net of recoveries                                                 --                --                --
                                                                          ----------------   ---------------   ---------------
      Balance at end of year                                              $          2,620   $         2,431   $         2,270
                                                                          ================   ===============   ===============

      End of year valuation allowance basis:
         Specific allowance                                               $          1,700   $         1,485   $         1,221
         General allowance                                                             920               946             1,049
                                                                          ----------------   ---------------   ---------------
      Total valuation allowance                                           $          2,620   $         2,431   $         2,270
                                                                          ================   ===============   ===============

    As of December 31, 2016, the Company had four loans with a total carrying value of $11,896, net of a $1,700 specific valuation allowance. The four loans were held in the office and retail facilities classes. For those four loans, the interest income recognized for the year ended December 31, 2016 was $839. The four loans that had a specific valuation allowance were modified in a troubled debt restructuring. A troubled debt restructuring is where the Company grants concessions related to the borrower's financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. There were no troubled debt restructurings that subsequently defaulted during 2016. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2016.

    As of December 31, 2015, the Company had two loans with a total carrying value of $10,739, net of a $1,485 specific valuation allowance. The two loans were held in the office and retail facilities classes. For those two loans, the interest income recognized for the year ended December 31, 2015 was $644. The two loans that had a specific valuation allowance were modified in a troubled debt restructuring. There were no troubled debt restructurings that subsequently defaulted during 2015. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2015.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    MORTGAGE LOANS (CONTINUED)

    As of December 31, 2016, the Company had no delinquent mortgage loans.

    The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

    The following table provides a summary of performing and nonperforming mortgage loans as of December 31:

                                                                                                   2016             2015
                                                                                             ---------------   ---------------
      Performing mortgage loans                                                              $     2,544,437   $     2,122,837
      Nonperforming mortgage loans                                                                        --                --
                                                                                             ---------------   ---------------
        Total                                                                                $     2,544,437   $     2,122,837
                                                                                             ===============   ===============

    Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

    The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:

                                                                                2016               2015             2014
                                                                          ----------------   ---------------   ---------------
      Number of properties acquired                                                     --                 1                 1
      Carrying value of mortgage loans prior to real estate acquisition   $             --   $         5,300   $         7,500
      Loss recognized upon acquisition in satisfaction of debt                          --                --                --

    ALTERNATIVE INVESTMENTS

    Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location -- both domestic and international.

    The Company's composition of alternative investments by type were as follows:

                                                                DECEMBER 31, 2016                    DECEMBER 31, 2015
                                                        ----------------------------------   ---------------------------------
                                                           CARRYING            PERCENT          CARRYING           PERCENT
                                                             VALUE            OF TOTAL            VALUE           OF TOTAL
                                                        ---------------   ----------------   ---------------   ---------------
      Alternative investments
         Private equity funds                           $       381,860               61.3%  $       366,665              61.5%
         Mezzanine debt funds                                   240,221               38.6%          228,785              38.3%
         Hedge funds                                                595                0.1%            1,169               0.2%
                                                        ---------------   ----------------   ---------------   ---------------
           Total alternative investments                $       622,676              100.0%  $       596,619             100.0%
                                                        ===============   ================   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    NET INVESTMENT INCOME

    Net investment income for the years ended December 31 was as follows:

                                                                                2016              2015              2014
                                                                          ----------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale                       $        576,244   $       544,543   $       527,106
      Equity securities, available-for-sale                                         17,677            16,097            14,411
      Mortgage loans                                                               116,034           104,155           100,289
      Policy loans                                                                  26,019            26,120            24,614
      Cash equivalents                                                                 416                33                27
      Alternative investments                                                       13,217            21,009            20,648
      Derivative instruments                                                            60                63               (60)
      Other invested assets                                                          3,001             2,397             1,843
                                                                          ----------------   ---------------   ---------------
        Gross investment income                                                    752,668           714,417           688,878
      Investment expenses                                                          (26,492)          (25,280)          (24,579)
                                                                          ----------------   ---------------   ---------------
        Total                                                             $        726,176   $       689,137   $       664,299
                                                                          ================   ===============   ===============

    NET REALIZED INVESTMENT GAINS (LOSSES)

    Net realized investment gains (losses) for the years ended December 31 were as follows:

                                                                                2016              2015              2014
                                                                          ----------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale                       $         13,208   $       (25,713)  $        22,943
      Equity securities, available-for-sale                                          4,426             7,912            38,770
      Mortgage loans                                                                  (189)             (377)           (2,753)
      Alternative investments                                                       25,822            41,761            43,718
      Derivative instruments                                                       (47,899)          (22,363)           14,086
      Other invested assets                                                             86              (956)              (95)
      Securities held as collateral                                                     --             9,379            17,086
                                                                          ----------------   ---------------   ---------------
        Total                                                             $         (4,546)  $         9,643   $       133,755
                                                                          ================   ===============   ===============

    Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

                                                                                2016              2015               2014
                                                                          ----------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale:
         Gross realized gains                                             $         44,363   $        19,557   $        39,432
         Gross realized losses                                                     (30,378)          (28,701)          (13,637)
      Equity securities, available-for-sale:
         Gross realized gains                                                       20,591            24,828            44,030
         Gross realized losses                                                     (15,587)          (16,003)           (5,254)
      Alternative investments:
         Gross realized gains                                                       33,761            39,112            39,882
         Gross realized losses                                                        (308)             (556)             (960)

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(6) INVESTMENTS (CONTINUED)

    NET REALIZED INVESTMENT GAINS (LOSSES) (CONTINUED)

    Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

                                                                                2016               2015              2014
                                                                          ----------------   ---------------   ---------------
      Fixed maturity securities, available-for-sale:
         US government securities                                         $            654   $            --   $            --
         Corporate securities                                                          123            16,569             2,852
      Mortgage loans                                                                    --                --             6,183
      Equity securities, available-for-sale                                            578               913                 6
                                                                          ----------------   ---------------   ---------------
         Total other-than-temporary impairments                           $          1,355   $        17,482   $         9,041
                                                                          ================   ===============   ===============

    The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss), was as follows:

                                                                                2016               2015              2014
                                                                          ----------------   ---------------   ---------------
      Balance at beginning of year                                        $         29,329   $        17,436   $        26,964
      Additions:
        Initial impairments -- credit loss OTTI recognized on
          securities not previously impaired                                           777            16,569             2,852
        Additional impairments -- credit loss OTTI recognized on
          securities previously impaired                                                --                --                --
      Reductions:
        Due to sales (or maturities, pay downs, or prepayments) during
          the period of securities previously credit loss OTTI impaired            (17,282)           (4,676)          (12,380)
                                                                          ----------------   ---------------   ---------------
      Balance at end of year                                              $         12,824   $        29,329   $        17,436
                                                                          ================   ===============   ===============

(7) DERIVATIVE INSTRUMENTS

    Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

    Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(7) DERIVATIVE INSTRUMENTS (CONTINUED)

    The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held:

                                                        DECEMBER 31, 2016                          DECEMBER 31, 2015
                                           -----------------------------------------  ----------------------------------------
                                                                  FAIR VALUE                                 FAIR VALUE
      PRELIMINARY                                          -------------------------                --------------------------
      UNDERLYING RISK                         NOTIONAL                  LIABILITIES     NOTIONAL                   LIABILITIES
      EXPOSURE            INSTRUMENT TYPE      AMOUNT        ASSETS         (1)          AMOUNT        ASSETS          (1)
      ------------------  ---------------  --------------  -----------  ------------  ------------  ------------  ------------
      Interest rate       Interest rate
                           swaps           $      431,500  $    27,067  $         53  $    476,500  $     31,645  $          1
                          Interest rate
                           swaptions            1,496,000        7,488            --       572,000         8,071            --
                          Interest rate
                           futures                355,200           10            10       370,000             9             9
                          Interest rate
                           caps                   100,000           48            --       100,000           162            --
                          TBAs                     18,520       18,847            --        42,505        43,887            --
      Foreign currency    Foreign
                           currency swaps          17,000        4,562            --        17,000         5,127            --
                          Foreign
                           currency
                           forwards               218,460           --           721            --            --            --
      Equity market       Equity futures          474,675            5             5       443,331             3             3
                          Equity options        7,260,013      307,116        70,695     6,161,629       129,635        14,237
                                           --------------  -----------  ------------  ------------  ------------  ------------
       Total derivatives                   $   10,371,368  $   365,143  $     71,484  $  8,182,965  $    218,539  $     14,250
                                           ==============  ===========  ============  ============  ============  ============

----------
   (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

    The Company has steadily increased the volume of derivatives trading throughout 2016 and 2015. This is evident through the increase in notional amounts in 2016.

    The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

    Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

    Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into a interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(7) DERIVATIVE INSTRUMENTS (CONTINUED)

    Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

    Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

    Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

    Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

    Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

    Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the S&P 500 Index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the Company.

    Equity options are used by the Company primarily to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

    The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(7) DERIVATIVE INSTRUMENTS (CONTINUED)

    The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                                                             DECEMBER 31, 2016
                                                                        -----------------------------------------------------------
                                                                          NET REALIZED
                                                                        INVESTMENT GAINS   NET INVESTMENT
                                                                            (LOSSES)           INCOME        POLICYHOLDER BENEFITS
                                                                        ----------------   --------------   -----------------------
      Interest rate swaps                                               $         10,404   $          (69)  $                    --
      Interest rate swaptions                                                        162               --                        --
      Interest rate futures                                                       (5,188)              --                        (2)
      Interest rate caps                                                             300             (415)                       --
      TBAs                                                                           697               --                        --
      Foreign currency swaps                                                        (577)             553                        --
      Foreign currency forwards                                                     (749)              (9)                       --
      Equity futures                                                             (58,675)              --                    13,181
      Equity options                                                             (14,502)              --                    75,832
                                                                        ----------------   --------------   -----------------------
      Total gains (losses) recognized in income from derivatives        $        (68,128)  $           60   $                89,011
                                                                        ================   ==============   =======================

                                                                                             DECEMBER 31, 2015
                                                                        -----------------------------------------------------------
                                                                          NET REALIZED
                                                                        INVESTMENT GAINS   NET INVESTMENT
                                                                            (LOSSES)           INCOME        POLICYHOLDER BENEFITS
                                                                        ----------------   --------------   -----------------------
      Interest rate swaps                                               $         15,753   $          (74)  $                    --
      Interest rate swaptions                                                        949               --                        --
      Interest rate futures                                                       (7,354)              --                         1
      Interest rate caps                                                              42             (414)                       --
      TBAs                                                                           994               --                        --
      Foreign currency swaps                                                        (158)             562                        --
      Foreign currency forwards                                                      146              (11)                       --
      Equity futures                                                             (15,982)              --                     2,106
      Equity options                                                              (4,150)              --                   (50,096)
                                                                        ----------------   --------------   -----------------------
      Total gains (losses) recognized in income from derivatives        $         (9,760)  $           63   $               (47,989)
                                                                        ================   ==============   =======================

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(7) DERIVATIVE INSTRUMENTS (CONTINUED)

    The following tables present the amount and location of gains (losses) recognized in income from derivatives (Continued):

                                                                                             DECEMBER 31, 2014
                                                                        -----------------------------------------------------------
                                                                          NET REALIZED
                                                                        INVESTMENT GAINS   NET INVESTMENT
                                                                            (LOSSES)           INCOME        POLICYHOLDER BENEFITS
                                                                        ----------------   --------------   -----------------------
      Interest rate swaps                                               $         68,325   $          (86)  $                    --
      Interest rate swaptions                                                      3,538               --                        --
      Interest rate futures                                                       14,945               --                       (34)
      Interest rate caps                                                          (1,897)            (414)                       --
      Interest rate floors                                                            85              (81)                       --
      TBAs                                                                           601               --                        --
      Foreign currency swaps                                                       2,170              525                        --
      Foreign currency forwards                                                      (96)              (4)                       --
      Equity futures                                                             (18,223)              --                    14,252
      Equity options                                                             (12,599)              --                    74,840
                                                                        ----------------   --------------   -----------------------
      Total gains (losses) recognized in income from derivatives        $         56,849   $          (60)  $                89,058
                                                                        ================   ==============   =======================

    The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

    The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

    The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $268,560 and $170,541 at December 31, 2016 and 2015, respectively, and the Company delivered collateral in the amount of $24,765 and $19,698 at December 31, 2016 and 2015, respectively. The Company maintained ownership of any collateral delivered.

    EMBEDDED DERIVATIVES

    The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(7) DERIVATIVE INSTRUMENTS (CONTINUED)

    EMBEDDED DERIVATIVES (CONTINUED)

    The following table presents the fair value of the Company's embedded derivatives at December 31:

                                                                                                   2016             2015
                                                                                             ---------------   ---------------
      Embedded derivatives within annuity products:
         Minimum guaranteed withdrawal benefits                                              $       (30,224)  $       (48,828)
         Minimum guaranteed accumulation benefits                                                        379               (23)
         Guaranteed payout floors                                                                     (4,438)           (5,661)
         Other                                                                                        (4,563)           (5,129)

      Embedded derivatives within life insurance products:
         Equity-linked index credits                                                         $      (257,539)  $       (97,567)

    The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                                                2016               2015              2014
                                                                          ---------------    ---------------   ---------------
      Embedded derivatives within annuity products:
         Net realized investment gains (losses)                           $        20,229    $       (12,603)  $       (42,763)
         Policyholder benefits                                                        566                255              (912)

      Embedded derivatives within life insurance products:
         Policyholder benefits                                            $      (159,972)   $        46,643   $       (23,595)

    At December 31, 2016 and 2015, fixed maturity and equity securities with a carrying value of $24,765 and $19,698, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8) VARIABLE INTEREST ENTITIES

    The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

    The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

    CONSOLIDATED VIES

    As of December 31, 2016 and 2015, there were no material investments or relationships that were consolidated as a VIE.

    NON-CONSOLIDATED VIES

    The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See
    Note 6 for details regarding the carrying amount and classification of these assets.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(8) VARIABLE INTEREST ENTITIES (CONTINUED)

    NON-CONSOLIDATED VIES (CONTINUED)

    In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $622,676 and $596,619 and the maximum exposure was $969,904 and $898,937 at December 31, 2016 and 2015, respectively.

(9) NET FINANCE RECEIVABLES

    The Company's finance receivables are segmented by direct installment loans, retail installment notes and direct mail loans.

    Finance receivables as of December 31 were as follows:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Direct installment loans                                                               $       340,999   $       339,308
      Retail installment notes                                                                        54,808            58,528
      Direct mail loans                                                                               26,478            19,026
                                                                                             ---------------   ---------------
        Gross finance receivables                                                                    422,285           416,862
      Accrued interest and charges                                                                     7,302             7,173
      Unearned finance charges                                                                      (119,523)         (118,638)
      Allowance for losses                                                                           (17,156)          (16,338)
                                                                                             ---------------   ---------------
        Finance receivables, net                                                             $       292,908   $       289,059
                                                                                             ===============   ===============

    Direct installment loans consist of discount basis loans and interest-bearing loans, and generally have a maximum term of 84 months. The retail installment notes are principally discount basis loans with borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct mail loans are principally originated through targeted direct mail campaigns, and generally have a maximum term of 30 months.

    Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2016 were as follows:

                                                          DIRECT LOANS      RETAIL NOTES       DIRECT MAIL          TOTAL
                                                        ---------------   ----------------   ---------------   ---------------
      2016                                              $         1,587   $           160    $           122   $         1,869
      2017                                                       18,489             6,448              2,042            26,979
      2018                                                       78,893            20,312             12,440           111,645
      2019                                                      130,188            12,051              5,613           147,852
      2020                                                       14,205               190                 --            14,395
      2021 and thereafter                                             1                21                 --                22
                                                        ---------------   ----------------   ---------------   ---------------
        Total finance receivables, net of unearned
          finance charges                               $       243,363   $        39,182    $        20,217           302,762
                                                        ===============   ================   ===============
      Accrued interest                                                                                                   7,302
      Allowance for losses                                                                                             (17,156)
                                                                                                               ---------------
        Finance receivables, net                                                                               $       292,908
                                                                                                               ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(9) NET FINANCE RECEIVABLES (CONTINUED)

    All segments are reported on a contractual past-due aging. Past-due accounts, net of unearned finance charges, as of December 31, were as follows:

                                                                                                   2016             2015
                                                                                             ---------------   ---------------
      Direct installment loans:
        30-60 days past due                                                                  $         9,076   $         9,204
        61-90 days past due                                                                            5,659             5,353
        91 days or more past due                                                                      15,520            15,217
                                                                                             ---------------   ---------------
           Total direct installment loans                                                             30,255            29,774
      Retail installment notes:
        30-60 days past due                                                                              759               833
        61-90 days past due                                                                              425               418
        91 days or more past due                                                                       1,169             1,111
                                                                                             ---------------   ---------------
           Total retail installment notes                                                              2,353             2,362
      Direct mail loans:
        30-60 days past due                                                                              560               341
        61-90 days past due                                                                              376               273
        91 days or more past due                                                                       1,037             1,038
                                                                                             ---------------   ---------------
           Total direct mail loans                                                                     1,973             1,652
                                                                                             ---------------   ---------------
             Total finance receivables past due, net of unearned finance charges             $        34,581   $        33,788
                                                                                             ===============   ===============

      Percentage of finance receivables, net of unearned finance charges                                11.4%             11.3%

    The ratio of the allowance for losses to total finance receivables, net of unearned finance charges was 5.5% and 5.3% at December 31, 2016 and 2015, respectively.

    Changes in the allowance for losses for the years ended December 31 were as follows:

                                                                                2016               2015              2014
                                                                          ----------------   ---------------   ---------------
      Balance at beginning of year                                        $         16,338   $        15,789   $        14,781
      Provision for credit losses                                                   19,646            16,832            14,052
      Charge-offs                                                                  (26,044)          (22,399)          (18,240)
      Recoveries                                                                     7,216             6,116             5,196
                                                                          -----------------  ---------------   ---------------
      Balance at end of year                                              $         17,156   $        16,338   $        15,789
                                                                          =================  ===============   ===============

    The following table provides additional information about the allowance for losses as of December 31:

                                                                                                   2016              2015
                                                                                             ---------------   ---------------
      Non-impaired gross finance receivables:
        Gross receivables balance                                                            $       416,214   $       410,317
        General reserves                                                                              16,909            16,081

      Impaired gross finance receivables (including TDRs):
        Gross receivables balance                                                            $         6,071   $         6,545
        General reserves                                                                                 247               257

    All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The Company had no impaired loans at December 31, 2016 and 2015.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(9) NET FINANCE RECEIVABLES (CONTINUED)

    Net investment in receivables on which the accrual of finance charges and interest were suspended and which are being accounted for on a cash basis as of December 31:

                                                                                                   2016             2015
                                                                                             ---------------   ---------------
      Non-accrual balances:
        Direct installment loans                                                             $        25,979   $        26,057
        Retail installment notes                                                                       1,150             1,159
        Direct mail loans                                                                              1,600             1,310
                                                                                             ---------------   ---------------
         Total non-accrual balances                                                          $        28,729   $        28,526
                                                                                             ===============   ===============

    There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2016 and 2015.

    Loans classified as TDRs were $6,071 and $6,545 at December 31, 2016 and 2015, respectively. The number of loans classified as TDR accounts were 2,732 and 2,951 at December 31, 2016 and 2015, respectively. For the years ended December 31, 2016 and 2015, the Company modified $9,693 and $8,591, respectively, of loans for borrowers experiencing financial difficulties, which are classified as TDRs. For loans modified as TDRs during 2016, $2,689 subsequently experienced a payment default, during 2016. For loans modified as TDRs during 2015, $2,284 subsequently experienced a payment default during 2015. The Company recognized interest income of $1,041, $1,240 and $1,458 from loans classified as TDRs for the years ended December 31, 2016, 2015 and 2014, respectively.

    The Company monitors the credit quality of its financing receivables by loan segment. Within the loan segments, there are borrower types that include new, existing, former, refinance and retail borrowers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. Refinance borrowers include customers that have borrowed less than 10% of the current loan balance. The refinance borrower type includes a segment of TDR loans that have had terms of the original loan(s) modified without the receipt of additional consideration. This segment of refinance borrower would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(9) NET FINANCE RECEIVABLES (CONTINUED)

    The following summary is an assessment of the gross finance receivables by class, segment, and credit quality indicator reviewed as of December 31, 2016 and 2015. The Company's credit risk profiles are based on customer type, customer creditworthiness, and customer performance.

                                                                                                   2016              2015
                                                                                             ---------------   ---------------
Customer type:
  New borrower                                                                               $        63,409   $        54,763
  Former borrower                                                                                     29,143            28,125
  Existing borrower                                                                                  266,698           264,590
  Refinance borrower                                                                                   8,227            10,856
  Retail borrower                                                                                     54,808            58,528
                                                                                             ---------------   ---------------
    Total gross finance receivables                                                          $       422,285   $       416,862
                                                                                             ===============   ===============

Customer creditworthiness:
  Non-bankrupt gross finance receivables:
    Direct installment loans                                                                 $       339,769   $       337,952
    Retail installment notes                                                                          54,676            58,410
    Direct mail borrower                                                                              26,460            19,003
                                                                                             ---------------   ---------------
      Total non-bankrupt gross finance receivables                                                   420,905           415,365
  Bankrupt gross finance receivables:
    Direct installment loans                                                                           1,230             1,356
    Retail installment notes                                                                             132               118
    Direct mail borrower                                                                                  18                23
                                                                                             ---------------   ---------------
      Total bankrupt gross finance receivables                                                         1,380             1,497
                                                                                             ---------------   ---------------
      Total gross finance receivables                                                        $       422,285   $       416,862
                                                                                             ===============   ===============

Customer payment performance:
  Direct installment loans:
    Contractually performing, current to 30 days past due                                    $       301,332   $       299,874
    Contractually performing, 31 to 60 days past due                                                  12,492            12,722
    Contractually nonperforming, 61 or more days past due                                             27,175            26,712
                                                                                             ---------------   ---------------
      Total direct installment loans                                                                 340,999           339,308
  Retail installment notes:
    Contractually performing, current to 30 days past due                                             51,911            55,610
    Contractually performing, 31 to 60 days past due                                                     983             1,077
    Contractually nonperforming, 61 or more days past due                                              1,914             1,841
                                                                                             ---------------   ---------------
      Total retail installment notes                                                                  54,808            58,528
  Direct mail loans:
    Contractually performing, current to 30 days past due                                             24,048            17,084
    Contractually performing, 31 to 60 days past due                                                     714               405
    Contractually nonperforming, 61 or more days past due                                              1,716             1,537
                                                                                             ---------------   ---------------
      Total direct mail loans                                                                         26,478            19,026
                                                                                             ---------------   ---------------
      Total gross finance receivables                                                        $       422,285   $       416,862
                                                                                             ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(10) INCOME TAXES

    Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                                                 2016             2015              2014
                                                                           ---------------   ---------------   ---------------
      Computed income tax expense                                          $        97,361   $       120,459   $       165,865
      Difference between computed and actual tax expense:
         Dividends received deduction                                              (28,059)          (23,286)          (20,615)
         Tax credits                                                                (4,562)           (3,639)           (2,790)
         Expense adjustments and other                                                (175)              646                66
                                                                           ---------------   ---------------   ---------------
           Total income tax expense                                        $        64,565   $        94,180   $       142,526
                                                                           ===============   ===============   ===============

    The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Deferred tax assets:
         Policyholder liabilities                                                            $       119,292   $        68,415
         Pension, postretirement and other benefits                                                   21,580            18,759
         Tax deferred policy acquisition costs                                                       245,525           226,386
         Deferred gain on individual disability coinsurance                                            2,270             2,997
         Net realized capital losses                                                                      --            14,965
         Other                                                                                        19,242            17,132
                                                                                             ---------------   ---------------
           Gross deferred tax assets                                                                 407,909           348,654

      Deferred tax liabilities:
         Deferred policy acquisition costs                                                           378,655           350,097
         Premiums                                                                                     21,956            26,082
         Real estate and property and equipment depreciation                                           7,058             6,133
         Basis difference on investments                                                              20,276            19,948
         Net realized capital gains                                                                    1,093                --
         Net unrealized capital gains                                                                149,246           105,404
         Ceding commissions and goodwill                                                              14,189            12,714
         Other                                                                                        33,844            34,766
                                                                                             ---------------   ---------------
           Gross deferred tax liabilities                                                            626,317           555,144
                                                                                             ---------------   ---------------
              Net deferred tax liability                                                     $       218,408   $       206,490
                                                                                             ===============   ===============

    As of December 31, 2016 and 2015, management determined that no valuation allowance was needed related to tax benefits of certain state operating loss carryforwards or for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized.

    There were no changes in deferred tax asset valuation allowance for the years ended December 31, 2016, 2015, and 2014.

    At December 31, 2016, the Company had no capital loss carryforwards.

    Income taxes paid for the years ended December 31, 2016, 2015 and 2014, were $81,774, $53,003 and $132,411, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(10) INCOME TAXES (CONTINUED)

    A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Balance at beginning of year                                                           $         2,712   $         2,925
      Additions based on tax positions related to current year                                         1,134               998
      Additions (reductions) for tax positions of prior years                                            221            (1,211)
                                                                                             ---------------   ---------------
      Balance at end of year                                                                 $         4,067   $         2,712
                                                                                             ===============   ===============

    Included in the balance of unrecognized tax benefits at December 31, 2016 are potential benefits of $4,067 that, if recognized, would affect the effective tax rate on income from operations.

    As of December 31, 2016, accrued interest and penalties of $116 are recorded as current income tax liabilities on the consolidated balance sheets and $72 is recognized as a current income tax expense on the consolidated statements of operations and comprehensive income.

    At December 31, 2016, the Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

    During 2016, Minnesota Mutual Companies, Inc. and Subsidiaries (MMC) received a refund of tax related to its amended 2013 return. The IRS chose not to audit the 2013 consolidated return and has not stated their intention to audit the 2013 amended return. The IRS also informed MMC that it did not intend to audit the consolidated tax return for year 2014. The Company is now in the process of completing and filing an amended return for 2014. The Company believes that any additional taxes assessed or refunded as a result of a potential examination of the amended returns will not have a material impact on its financial position.

(11) EMPLOYEE BENEFIT PLANS

    PENSION AND OTHER POSTRETIREMENT PLANS

    The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation.

    The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

    The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                 PENSION BENEFITS                     OTHER BENEFITS
                                                         ---------------------------------   ---------------------------------
                                                               2016             2015              2016              2015
                                                         ---------------   ---------------   ---------------   ---------------
      Change in benefit obligation:
      Benefit obligation at beginning of year            $        75,700   $        79,734   $         5,814   $         6,399
      Service cost                                                 1,332             1,364               205               192
      Interest cost                                                3,301             3,323               232               219
      Actuarial loss (gain)                                          899            (4,901)             (825)             (715)
      Benefits paid                                               (3,119)           (3,820)             (245)             (281)
                                                         ---------------   ---------------   ---------------   ---------------
      Benefit obligation at end of year                  $        78,113   $        75,700   $         5,181   $         5,814
                                                         ===============   ===============   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

    The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows (Continued):

                                                                 PENSION BENEFITS                     OTHER BENEFITS
                                                         ---------------------------------   ---------------------------------
                                                              2016              2015               2016              2015
                                                         ---------------   ---------------   ---------------   ---------------
      Change in plan assets:
      Fair value of plan assets at beginning of year     $        70,382   $        68,811   $            --   $            --
      Actual return on plan assets                                 3,629             1,318                --                --
      Employer contribution                                        2,110             4,073               245               281
      Benefits paid                                               (3,119)           (3,820)             (245)             (281)
                                                         ---------------   ---------------   ---------------   ---------------
      Fair value of plan assets at end of year           $        73,002   $        70,382   $            --   $            --
                                                         ===============   ===============   ===============   ===============

      Net amount recognized:
      Funded status                                      $        (5,111)  $        (5,318)  $        (5,181)  $        (5,814)

      Amounts recognized on the consolidated balance
        sheets:
      Prepaid benefit cost                               $            --   $            --   $            --   $            --
      Accrued benefit cost                                        (5,111)           (5,318)           (5,181)           (5,814)
                                                         ---------------   ---------------   ---------------   ---------------
      Net amount recognized                              $        (5,111)  $        (5,318)  $        (5,181)  $        (5,814)
                                                         ===============   ===============   ===============   ===============

      Weighted average assumptions used to determine
        benefit obligations:
      Discount rate                                                 3.92%             4.09%             3.82%             3.95%
      Rate of compensation increase                                 4.00%             4.00%               --                --

      Weighted average assumptions used to determine
        net periodic benefit costs:
      Expected long-term return on plan assets                      5.15%             5.16%               --                --
      Discount rate                                                 4.09%             3.77%             3.95%             3.74%
      Rate of compensation increase                                 4.00%             4.00%               --                --

      Components of net periodic benefit cost:
      Service cost                                       $         1,332   $         1,364   $           205   $           192
      Interest cost                                                3,301             3,323               232               219
      Expected return on plan assets                              (3,624)           (3,439)               --                --
      Prior service benefit amortization                             (79)              (80)             (276)             (895)
      Recognized net actuarial loss (gain)                           891             1,585              (162)             (153)
                                                         ---------------   ---------------   ---------------   ---------------
      Net periodic benefit cost                          $         1,821   $         2,753   $            (1)  $          (637)
                                                         ===============   ===============   ===============   ===============

      Other changes in plan assets and benefit
        obligations recognized in other comprehensive
        income (loss):
      Net gain (loss)                                    $          (894)  $         2,780   $           825   $           715
      Amortization of net loss (gain)                                891             1,585              (162)             (153)
      Amortization of prior service benefit                          (79)              (80)             (276)             (895)
                                                         ---------------   ---------------   ---------------   ---------------
      Total recognized in other comprehensive income
        (loss)                                           $           (82)  $         4,285   $           387   $          (333)
                                                         ===============   ===============   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

    The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows (Continued):

                                                                 PENSION BENEFITS                     OTHER BENEFITS
                                                         ---------------------------------   ---------------------------------
                                                               2016             2015               2016             2015
                                                         ---------------   ---------------   ---------------   ---------------
      Amounts recognized in accumulated other
        comprehensive income:
      Net actuarial gain (loss)                          $       (16,389)  $       (16,386)  $         2,840   $         2,177
      Prior service benefit                                          536               615             1,379             1,655
                                                         ---------------   ---------------   ---------------   ---------------
      Accumulated other comprehensive income (loss)
        at end of year                                   $       (15,853)  $       (15,771)  $         4,219   $         3,832
                                                         ===============   ===============   ===============   ===============

      Accumulated benefit obligation                     $        73,446   $        71,508   $         5,181   $         5,814

      Plans with accumulated benefit obligation in
        excess of plan assets:
      Projected benefit obligation                       $        45,521   $        45,570
      Accumulated benefit obligation                              45,521            45,570
      Fair value of plan assets                                   43,949            42,379

    Prepaid benefit costs are included in other assets and accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

    The Company updated its mortality assumption as of December 31, 2016 and December 31, 2015 with respect to its pension and postretirement benefit obligations as a result of a review of plan experience following the Society of Actuaries 2015 report on expected future improvements in mortality rates and the subsequent 2016 update of future improvements in mortality rates. The assumption changes are a component of the net actuarial gain (loss) and resulted in a benefit obligation decrease in both 2016 and 2015.

    The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2017 are $80 and $975, respectively. The estimated prior service credit and net actuarial gain for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2017 are $276 and $290, respectively. In 2017, the Company expects to contribute any amounts necessary to meet the minimum funding requirements to its non-contributory defined benefit plans. In addition, it may contribute additional tax deductible amounts.

    Estimated future benefit payments for pension and other postretirement plans:

                                                                               PENSION                              MEDICARE
                                                                              BENEFITS        OTHER BENEFITS        SUBSIDY
                                                                           ---------------   ---------------   ---------------
      2017                                                                 $         3,466   $           320   $            --
      2018                                                                           3,607               314                --
      2019                                                                           3,709               292                --
      2020                                                                           3,690               294                --
      2021                                                                           3,791               301                --
      2022 -- 2026                                                                  21,005             1,648                --

    For measurement purposes, the assumed health care cost trend rates start at 6.60% in 2016 and decrease gradually to 4.40% for 2076 and remain at that level thereafter. For 2015, the assumed health care cost trend rates start at 7.20% in 2015 and decrease gradually to 4.75% for 2022 and remain at that level thereafter.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

    The assumptions presented herein are based on pertinent information available to management as of December 31, 2016 and 2015. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2016 by $23 and the service cost and interest cost components of net periodic benefit costs for 2016 by $7. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2016 by $19 and the service cost and interest cost components of net periodic postretirement benefit costs for 2016 by $6.

    To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury spot curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

    Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

    Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equity securities, fixed maturity securities and other investments.

    The target asset allocation as of December 31, 2016, for each of the broad investment categories, weighted for all plans combined is as follows:

      Equity securities                   14% to 26%
      Fixed maturity securities           14% to 26%
      Insurance company general account   60% to 62%
      Other                               0%  to  2%

    The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                      2016              2015
                                                 ---------------   ---------------
      Equity securities                                       16%               19%
      Fixed maturity securities                               24%               21%
      Insurance company general account                       60%               60%

    Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

    The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. The assets of the insurance company, backing the insurance company general account, principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

    At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

    The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

    The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2016 and 2015. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

    The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

      Level 1 -- Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds and actively-traded equity securities.

      Level 2 -- Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

      Level 3 -- Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

    The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

    Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

    The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

      DECEMBER 31, 2016                                      LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
      -----------------------------------------------    ---------------   ---------------   ---------------   ---------------
      Investments in pooled separate accounts            $            --   $        29,053   $            --   $        29,053
        Insurance company general account                             --                --            43,949            43,949
                                                         ---------------   ---------------   ---------------   ---------------
          Total financial assets                         $            --   $        29,053   $        43,949   $        73,002
                                                         ===============   ===============   ===============   ===============

      DECEMBER 31, 2015                                      LEVEL 1           LEVEL 2           LEVEL 3            TOTAL
      -----------------------------------------------    ---------------   ---------------   ---------------   ---------------
      Investments in pooled separate accounts            $            --   $        28,003   $            --   $        28,003
        Insurance company general account                             --                --            42,379            42,379
                                                         ---------------   ---------------   ---------------   ---------------
          Total financial assets                         $            --   $        28,003   $        42,379   $        70,382
                                                         ===============   ===============   ===============   ===============

    INVESTMENTS IN POOLED SEPARATE ACCOUNTS

    Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. Investments in pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by asset management firms with little readily determinable public pricing information.

    INSURANCE COMPANY GENERAL ACCOUNT

    Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. The assets of the insurance company, backing the insurance company general account, principally consist of fixed maturity securities, commercial mortgage loans and equity securities. The deposits in the insurance company general account are classified as Level 3 as fair value is based on unobservable inputs.

    The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2016:

                                                                                                  PURCHASES,
                                                      BALANCE AT        TOTAL APPRECIATION        SALES AND        BALANCE AT
                                                     BEGINNING OF     (DEPRECIATION) IN FAIR     SETTLEMENTS,        END OF
                                                         YEAR                 VALUE                  NET              YEAR
                                                   ----------------   ----------------------   ----------------   ------------
      Insurance company general account            $         42,379   $                1,570   $             --   $     43,949

    The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2015:

                                                                                                  PURCHASES,
                                                      BALANCE AT        TOTAL APPRECIATION        SALES AND        BALANCE AT
                                                     BEGINNING OF     (DEPRECIATION) IN FAIR     SETTLEMENTS,        END OF
                                                         YEAR                 VALUE                  NET              YEAR
                                                   ----------------   ----------------------   ----------------   ------------
      Insurance company general account            $         40,847   $                1,532   $             --   $     42,379

    Transfers of securities among the levels occur at the beginning of the reporting period. There were no transfers between Level 1 and Level 2 for the years ending December 31, 2016 and 2015. There were no transfers in to or out of level 3 for the years ending December 31, 2016 and 2015.

    The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(11) EMPLOYEE BENEFIT PLANS (CONTINUED)

    PROFIT SHARING PLANS

    The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rates and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2016, 2015, and 2014 of $1,493, $1,551, and $1,555, respectively.

(12) LIABILITY FOR PENDING POLICY AND CONTRACT CLAIMS

    LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

    Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                                                                2016               2015              2014
                                                                           ---------------   ---------------   ---------------
      Balance at January 1                                                 $       530,803   $       550,947   $       566,748
         Less: reinsurance recoverable                                             449,072           475,074           489,863
                                                                           ---------------   ---------------   ---------------
      Net balance at January 1                                                      81,731            75,873            76,885
                                                                           ---------------   ---------------   ---------------
      Incurred related to:
         Current year                                                              118,151           123,616           115,886
         Prior years                                                                 3,805             3,929            (2,701)
                                                                           ---------------   ---------------   ---------------
      Total incurred                                                               121,956           127,545           113,185
                                                                           ---------------   ---------------   ---------------
      Paid related to:
         Current year                                                               69,994            74,695            73,750
         Prior years                                                                53,734            46,992            40,447
                                                                           ---------------   ---------------   ---------------
      Total paid                                                                   123,728           121,687           114,197
                                                                           ---------------   ---------------   ---------------
      Net balance at December 31                                                    79,959            81,731            75,873
         Plus: reinsurance recoverable                                             433,464           449,072           475,084
                                                                           ---------------   ---------------   ---------------
      Balance at December 31                                               $       513,423   $       530,803   $       550,947
                                                                           ===============   ===============   ===============

    In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

    As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $3,805, $3,929, and $(2,701) in 2016, 2015, and
    2014, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

    The following table reconciles the liability for unpaid accident and health claims and claim loss adjustment expenses to pending policy and contract claims on the consolidated balance sheets as of December 31:

                                                                                2016              2015              2014
                                                                           ---------------   ---------------   ---------------
      Liability for unpaid accident and health claims, and claim loss
        adjustment expenses                                                $       513,423   $       530,803   $       550,947
      Less: amounts included in future policy and contract benefits                447,061           467,001           491,463
                                                                           ---------------   ---------------   ---------------
        Accident and health pending policy and contract claims                      66,362            63,802            59,484
      Other pending policy and contract claims                                     484,431           491,513           471,156
                                                                           ---------------   ---------------   ---------------
        Pending policy and contract claims                                 $       550,793   $       555,315   $       530,640
                                                                           ===============   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(12) LIABILITY FOR PENDING POLICY AND CONTRACT CLAIMS (CONTINUED)

    SHORT DURATION CONTRACTS

    Certain short duration contracts are offered within the Company's Financial Institution Group and Group Insurance strategic business units.

    Claim and claim adjustment expense liabilities are set using a combination of actuarial methods. The liabilities are computed using assumptions for mortality, morbidity, and other performance. These assumptions are based on the Company's experience, industry results, emerging trends and future expectations. Claim frequency is primarily based on reported claims assigned to individual claimants. Claim counts may initially include claims that do not ultimately result in a liability. These claims are omitted from claim counts once it is determined that there is no liability. The information about incurred and paid loss development for all periods preceding year ended December 31, 2016 and the related historical claims payout percentage disclosure is unaudited and is presented as supplementary information.

    Incurred and paid claims, net of reinsurance, including allocated claim adjustment expenses, by strategic business unit and by incurral year are summarized below along with the liability for incurred but not reported claims plus expected development on reported claims (IBNR) and the cumulative number of individual claims reported (reported claims) by incurral year as of December 31, 2016:

    FINANCIAL INSTITUTION GROUP

                                          NET CUMULATIVE INCURRED CLAIMS (1)
                      --------------------------------------------------------------------------                    REPORTED
      INCURRAL YEAR       2012           2013            2014           2015           2016           IBNR           CLAIMS
      --------------  -------------  -------------   ------------   -------------  -------------  -------------   ------------
      2012            $      54,505  $      54,285   $     53,064   $      52,462  $      52,301  $         297             21
      2013                       --         51,895         48,476          47,243         46,945            730             20
      2014                       --             --         51,794          46,968         46,515          1,453             20
      2015                       --             --             --          46,992         42,025          3,203             19
      2016                       --             --             --              --         51,278          9,609             18
                                                                                   -------------
         Total                                                                     $     239,064
                                                                                   =============

----------
      (1) 2012 -- 2015 unaudited.

                                                                         NET CUMULATIVE PAID CLAIMS (1)
                                                  ----------------------------------------------------------------------------
      INCURRAL YEAR                                   2012            2013            2014            2015            2016
      -----------------------------------------   -------------   -------------   -------------   -------------   ------------
      2012                                        $      30,099   $      43,897   $      47,981   $      50,418   $     51,475
      2013                                                   --          26,584          39,401          43,123         45,006
      2014                                                   --              --          27,839          39,125         42,590
      2015                                                   --              --              --          23,896         34,462
      2016                                                   --              --              --              --         26,925
                                                                                                                  ------------
         Total                                                                                                    $    200,458
                                                                                                                  ============

      Outstanding liabilities prior to 2012                                                                       $        813
      Liabilities for unpaid losses and loss
        adjustment expenses, net of
        reinsurance                                                                                               $     39,419

------------
      (1) 2012 -- 2015 unaudited.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(12) LIABILITY FOR PENDING POLICY AND CONTRACT CLAIMS (CONTINUED)

    SHORT DURATION CONTRACTS (CONTINUED)

    Incurred and paid claims, net of reinsurance, including allocated claim adjustment expenses, by strategic business unit and by incurral year are summarized below along with the IBNR liability and the reported claims by incurral year as of December 31, 2016 (Continued):

    GROUP INSURANCE

                                          NET CUMULATIVE INCURRED CLAIMS (1)
                      --------------------------------------------------------------------------                    REPORTED
      INCURRAL YEAR       2012           2013            2014            2015           2016          IBNR           CLAIMS
      --------------  ------------   -------------   ------------   -------------  -------------  -------------   ------------
      2012            $  1,122,687   $   1,104,135   $  1,102,479   $   1,098,641  $   1,095,885  $          --             55
      2013                      --       1,273,925      1,239,200       1,234,798      1,230,704             --             59
      2014                      --              --      1,364,814       1,318,135      1,313,066            615             63
      2015                      --              --             --       1,532,312      1,448,309          2,663             72
      2016                      --              --             --              --      1,372,565        136,316             60
                                                                                   -------------
         Total                                                                     $   6,460,529
                                                                                   =============

----------
      (1) 2012 -- 2015 unaudited.

                                                                         NET CUMULATIVE PAID CLAIMS (1)
                                                  ----------------------------------------------------------------------------
      INCURRAL YEAR                                    2012           2013            2014             2015           2016
      -----------------------------------------   -------------   -------------   -------------   -------------   ------------
      2012                                        $     904,296   $   1,061,302   $   1,068,606   $   1,073,405   $  1,076,216
      2013                                                   --       1,027,194       1,194,336       1,203,788      1,208,430
      2014                                                   --              --       1,107,734       1,264,597      1,276,165
      2015                                                   --              --              --       1,260,002      1,392,218
      2016                                                   --              --              --              --      1,079,890
                                                                                                                  ------------
         Total                                                                                                    $  6,032,919
                                                                                                                  ============

      Outstanding liabilities prior to 2012                                                                       $    100,399
      Liabilities for unpaid losses and loss
         adjustment expenses, net of
         reinsurance                                                                                              $    528,009

----------
      (1) 2012 -- 2015 unaudited.

    The reconciliation by strategic business unit of the liability for pending policy and contract claims relating to short duration contracts to the total liability for pending policy and contract claims on the consolidated balance sheet as of December 31, 2016 is as follows:

                                                                              FINANCIAL
                                                                             INSTITUTION          GROUP
                                                                                GROUP           INSURANCE           TOTAL
                                                                           ---------------   ---------------   ---------------
      Liability for short duration pending policy and contract claims,
         net of reinsurance                                                $        39,419   $       528,009   $       567,428
      Reinsurance recoverable on pending policy and contract claims                  7,350           227,796           235,146
      Less: other liabilities (1)                                                   32,727           313,490           346,217
                                                                           ---------------   ---------------   ---------------
           Total short duration pending policy and contract claims         $        14,042   $       442,315           456,357
                                                                           ===============   ===============
      Other pending policy and contract claims                                                                          94,436
                                                                                                               ---------------
         Pending policy and contract claims                                                                    $       550,793
                                                                                                               ===============

--------
   (1) Includes components that are recognized in line items other than pending policy and contract claims on the consolidated balance sheet.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(12) LIABILITY FOR PENDING POLICY AND CONTRACT CLAIMS (CONTINUED)

    SHORT DURATION CONTRACTS (CONTINUED)

    Supplementary information on the historical average annual percentage payoff of incurred claims, net of reinsurance, by strategic business unit and accident year for the year ended December 31, 2016 is as follows(1):

                                                 FINANCIAL
                                                INSTITUTION          GROUP
      INCURRAL YEAR                                GROUP           INSURANCE
      ------------------------------------   ----------------   ---------------
      1                                                  56.7%             83.2%
      2                                                  25.8%             12.2%
      3                                                   7.7%              0.8%
      4                                                   4.3%              0.4%
      5                                                   2.0%              0.3%

----------
      (1) 2012 -- 2015 unaudited.

(13)   REINSURANCE

    In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

    Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

    The effect of reinsurance on premiums for the years ended December 31 was as follows:

                                                                                2016              2015              2014
                                                                           ---------------   ---------------   ---------------
      Direct premiums                                                      $     3,168,212   $     2,861,954   $     2,623,272
      Reinsurance assumed                                                            8,227             8,760            35,056
      Reinsurance ceded                                                           (704,706)         (650,247)         (619,019)
                                                                           ---------------   ---------------   ---------------
         Net premiums                                                      $     2,471,733   $     2,220,467   $     2,039,309
                                                                           ===============   ===============   ===============

    Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations and comprehensive income were $682,956, $639,260 and $560,918 during 2016, 2015, and 2014, respectively.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

    The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

    The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals,
    (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

    The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains (losses) on the consolidated statements of operations and comprehensive income. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations and comprehensive income. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations and comprehensive income. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2016, 2015 or 2014.

    The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the present value of future withdrawal benefits in excess of the current account balance. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments a in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable, assuming the guaranteed and current benefit amounts remain constant. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

    At December 31, the Company had the following variable annuity contracts with guarantees:

                                                                                                   2016              2015
                                                                                             ---------------   ---------------
      Return of net deposits:
         In the event of death
         Account value                                                                       $     4,461,164   $     4,087,650
         Net amount at risk                                                                  $        31,335   $        46,211
         Average attained age of contractholders                                                        62.9              62.2
         As withdrawals are taken
         Account value                                                                       $       316,657   $       305,870
         Net amount at risk                                                                  $            74   $            51
         Average attained age of contractholders                                                        69.7              69.1
      Return of net deposits plus a minimum return:
         In the event of death
         Account value                                                                       $       276,717   $       245,369
         Net amount at risk                                                                  $        28,968   $        32,351
         Average attained age of contractholders                                                        69.4              68.5
         At annuitization
         Account value                                                                       $       462,113   $       487,548
         Net amount at risk                                                                  $         2,564   $         1,878
         Weighted average period remaining until expected annuitization (in years)                       2.8               3.6
         As withdrawals are taken
         Account value                                                                       $     2,953,311   $     2,591,162
         Net amount at risk                                                                  $         2,461   $         1,586
         Average attained age of contractholders                                                        64.0              63.6

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

    At December 31, the Company had the following variable annuity contracts with guarantees (Continued):


                                                                                                   2016              2015
                                                                                             ---------------   ---------------
      Highest specified anniversary account value:
         In the event of death
         Account value                                                                       $       695,763   $       706,207
         Net amount at risk                                                                  $        16,237   $        34,185
         Average attained age of contractholders                                                        63.7              62.9
         Account value adjustment on 10th contract anniversary
         Account value                                                                       $        56,157   $        21,654
         Net amount at risk                                                                  $            --   $            --
         Weighted average period remaining until expected annuitization (in years)                      59.1              58.8
      Guaranteed payout annuity floor:
         Account value                                                                       $        47,341   $        47,899
         Net amount at risk                                                                  $           204   $           557
         Average attained age of contractholders                                                        74.8              74.4

    At December 31, the Company had the following universal life and variable life contracts with guarantees:


                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Account value (general and separate accounts)                                          $     6,653,271   $     6,018,267
      Net amount at risk                                                                     $    54,920,546   $    52,696,878
      Average attained age of policyholders                                                             50.0              50.0

    Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2016 were as follows:

                                                                                                MINIMUM
                                                          MINIMUM                             GUARANTEED
                                                      GUARANTEED DEATH      GUARANTEED      WITHDRAWAL AND
                                                        AND INCOME        PAYOUT ANNUITY      ACCUMULATION    UNIVERSAL LIFE AND
                                                         BENEFITS             FLOOR             BENEFIT         VARIABLE LIFE
                                                      ----------------   ----------------   ---------------   ------------------
      Balance at beginning of year                    $          8,580   $          5,661   $        48,851   $           98,056
      Incurred guarantee benefits                                  388             (1,176)          (19,006)              33,749
      Paid guaranteed benefits                                  (1,903)               (47)               --              (12,615)
                                                      ----------------   ----------------   ---------------   ------------------
      Balance at end of year                          $          7,065   $          4,438   $        29,845   $          119,190
                                                      ================   ================   ===============   ==================

    Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2015 were as follows:

                                                          MINIMUM
                                                      GUARANTEED DEATH      GUARANTEED           MINIMUM
                                                        AND INCOME        PAYOUT ANNUITY       GUARANTEED        UNIVERSAL LIFE AND
                                                         BENEFITS             FLOOR         WITHDRAWAL BENEFIT     VARIABLE LIFE
                                                      ----------------   ----------------   ------------------   ------------------
      Balance at beginning of year                    $          4,708   $          5,802   $           36,107   $           73,534
      Incurred guarantee benefits                                4,533               (108)              12,744               42,158
      Paid guaranteed benefits                                    (661)               (33)                  --              (17,636)
                                                      ----------------   ----------------   ------------------   ------------------
      Balance at end of year                          $          8,580   $          5,661   $           48,851   $           98,056
                                                      ================   ================   ==================   ==================

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

    The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2016 and 2015 (except where noted otherwise):

    - For 2016, a sample selection tool was used to select 200 scenarios from a set of 10,000 stochastically generated investment performance scenarios. For 2015, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.
    - Mean investment performance was 5.60% and 5.45% for 2016 and 2015, respectively, and is consistent with DAC projections over a 10 year period.
    - Annualized monthly standard deviation was 12.00% and 15.28% for 2016 and 2015, respectively.
    -   Assumed mortality was 100% of the A2000 table.
    - Lapse rates varied by contract type and policy duration, ranging from 1.00% to 12.00% and 1.00% to 15.00% for 2016 and 2015, respectively, with an average of 8.00% for both 2016 and 2015.
    - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

    The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2016 and 2015 (except where noted otherwise):

    - Separate account investment performance assumption was 7.25% and 7.50% for 2016 and 2015, respectively.
    -   Assumed mortality was 100% of pricing levels.
    -   Lapse rates varied by policy duration, ranging from 2.00% to 9.00%.
    - Long-term general account discount rate grades from the current yield curve up to 5.75% linearly over ten years and grades up 6.50% over ten years for 2016 and 2015, respectively.
    - Separate account discount rate was 7.25% and 7.23% for 2016 and 2015, respectively

    Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                                            VARIABLE ANNUITY CONTRACTS            VARIABLE LIFE CONTRACTS
                                                        ----------------------------------   ---------------------------------
                                                              2016               2015              2016              2015
                                                        ----------------   ---------------   ---------------   ---------------
    Equity                                              $      2,207,834   $     2,189,978   $     1,681,955   $     1,605,711
    Bond                                                         900,737           892,847           216,544           216,416
    Balanced                                                   2,138,292         1,762,247           342,237           340,120
    Money market                                                  43,462            48,317            26,298            30,659
    Mortgage                                                      57,671            57,774            32,326            34,241
    Real estate                                                   85,648            88,063            68,683            68,243
                                                        ----------------   ---------------   ---------------   ---------------
       Total                                            $      5,433,644   $     5,039,226   $     2,368,043   $     2,295,390
                                                        ================   ===============   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

    The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2016 and 2015, the liability associated with unremitted premiums and claims payable was $40,850 and $33,453, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2016 and 2015, the Company had restricted the use of $40,850 and $33,453, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16) SHORT-TERM AND LONG-TERM DEBT

    Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance. Short-term debt is debt coming due in the next 12 months.

    SHORT-TERM DEBT

    The following table provides a summary of short-term debt and related collateral for that debt as of December 31:

                                                                    LIABILITY                          COLLATERAL
                                                        ---------------------------------   ---------------------------------
                                                             2016              2015              2016              2015
                                                        ---------------   ---------------   ---------------   ---------------
      Reverse repurchase agreement                      $        50,000   $        50,000   $        57,038   $        52,816

    Periodically, the Company may enter into short-term reverse repurchase agreements in order to borrow funds for short-term operating needs or facilitate trading activity. In a reverse repurchase agreement, the Company transfers specified securities to a counterparty in exchange for cash and simultaneously agrees to reacquire the same, or substantially the same, securities at a future date for an amount equal to the cash exchanged plus an interest factor. The contractual maturity of any reverse repurchase agreement does not exceed three months. The Company maintains effective control over the securities and accounts for these agreements as collateralized borrowings. The short-term debt is collateralized by fixed maturity RMBS securities which are included in fixed maturity securities available-for-sale on the consolidated balance sheets. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is recorded as a general operating expense on the consolidated statements of operations and comprehensive income.

    LONG-TERM DEBT

    The following table provides a summary of long-term debt as of December 31:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Surplus notes                                                                          $       118,000   $       118,000
      Federal Home Loan Bank borrowings                                                              350,000           250,000
                                                                                             ---------------   ---------------
        Total long-term debt                                                                 $       468,000   $       368,000
                                                                                             ===============   ===============

    In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company.

    All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2016 and 2015, the accrued interest was $2,832. Interest paid on the surplus notes for the years ended December 31, 2016, 2015 and 2014 was $9,735, $9,735 and $9,735, respectively.

    The Company has entered into a membership agreement with the Federal Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. The outstanding borrowings at December 31, 2016 have a maturity of three and seven years with principal due at those times. The Company pledged $429,293 of fixed maturity securities as collateral as of December 31, 2016. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $14,648 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The Company also currently holds FHLB common stock of $24,000, as required. The FHLB common stock is not classified as available-for-sale and is carried at cost, which approximates fair value, and is recorded in other invested assets in the consolidated balance sheets.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(16) SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

    LONG-TERM DEBT (CONTINUED)

    At December 31, 2016, the aggregate minimum annual long-term debt maturities for the next five years and thereafter are as follows: 2017, $0; 2018, $0; 2019, $200,000; 2020, $50,000; 2021, $75,000; thereafter, $143,000.

    Total interest paid by the Company for the years ended December 31, 2016, 2015 and 2014 was $11,633, $10,601 and $10,303, respectively.

(17) BUSINESS COMBINATIONS

    During 2016, the Company acquired the account rights of an insurance agency. The aggregate purchase price of $851 was allocated to various assets and liabilities including $783 to finite-lived intangible assets and $68 to goodwill.

    During 2015, the Company acquired the account rights of an insurance agency. The aggregate purchase price of $725 was allocated to various assets and liabilities including $658 to finite-lived intangible assets and $67 to goodwill. During 2015, the Company completed the fair value evaluation of assets acquired related to 2014 business combinations, which resulted in a decrease to goodwill of $91.

    On December 31, 2014, the Company acquired a controlling interest in an insurance asset manager. Also during 2014, the Company acquired the account rights of an insurance agency, a financial services system provider and a digital marketing development stage company. The acquisitions strengthen the Company's commitment in related businesses and support long-term growth strategies. The total consideration transferred and fair value of noncontrolling interests for these acquisitions was $68,716 and $31,493, respectively. Various assets and liabilities were recognized including $37,531 of finite-lived intangible assets and $63,945 of goodwill.

    The amount of acquisition-related additional cash consideration the Company may have to pay in 2017 and future years if certain thresholds are attained is $6,125 of which $2,694 was accrued at December 31, 2016.

(18) GOODWILL AND INTANGIBLE ASSETS

    The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                                                                                  2016              2015
                                                                                             ---------------   ---------------
      Balance at beginning of year                                                           $       109,078   $       109,102
      Additions                                                                                           68                67
      Adjustments to prior year acquisitions                                                              --               (91)
                                                                                             ---------------   ---------------
        Balance at end of year                                                               $       109,146   $       109,078
                                                                                             ===============   ===============

    Goodwill is not amortized but instead is subject to impairment tests. There were no impairments for the years ended December 31, 2016, 2015, and 2014.

    The amount of finite-lived intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                                  DECEMBER 31, 2016                            DECEMBER 31, 2015
                                     -------------------------------------------  -------------------------------------------
                                         GROSS                          NET           GROSS                          NET
                                       CARRYING     ACCUMULATED      CARRYING       CARRYING      ACCUMULATED      CARRYING
                                        AMOUNT      AMORTIZATION      AMOUNT         AMOUNT      AMORTIZATION       AMOUNT
                                     -------------  ------------   -------------  -------------  -------------   ------------
      Customer relationships         $      61,332  $    (32,434)  $      28,898  $      60,802  $     (27,504)  $     33,298
      Other                                  9,604        (7,791)          1,813          9,351         (6,368)         2,983
                                     -------------  ------------   -------------  -------------  -------------   ------------
        Total finite-lived
          intangible assets          $      70,936  $    (40,225)  $      30,711  $      70,153  $     (33,872)  $     36,281
                                     =============  ============   =============  =============  =============   ============

    Finite-lived intangible assets acquired during the years ended December 31, 2016 and 2015 were $783 and $658 with a weighted average amortization period of 4 years and 9 years, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(18) GOODWILL AND INTANGIBLE ASSETS (CONTINUED)

    The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to the expected useful lives and no intangible impairments were recorded in 2016, 2015, or 2014.

    Intangible asset amortization expense for 2016, 2015, and 2014 in the amount of $6,353, $7,108, and $3,416, respectively, is included in general operating expenses on the consolidated statements of operations and comprehensive income. Projected amortization expense for the next five years is as follows: 2017, $4,757; 2018, $4,293; 2019, $3,963; 2020, $3,825; 2021,
    3,735.

(19) RELATED PARTY TRANSACTIONS

    The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $23,207, $22,127and $21,013 during 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the amount due to Advantus under these agreements was $9,041 and $8,663, respectively.

    The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity, variable life and certain equity indexed products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $1,157, $1,041 and $998 for the years ended December 31, 2016, 2015 and 2014, respectively. The Company also recognized commission expense of $104,747, $107,690 and $105,218 for the years ended December 31, 2016, 2015 and 2014, respectively. The Company recognized commissions payable to SFS in the amounts of $2,561 and $2,365 for the years ended December 31, 2016 and 2015, respectively.

    Under a marketing services agreement with SFS, the Company collects commissions for the sale of certain insurance products. For the years ended December 31, 2016, 2015 and 2014, the Company collected commissions of $3,966, $3,692 and $3,062, respectively.

    Under an assignment agreement with SFS, 12(b)-1 fees from the affiliated Securian Funds Trust Funds and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2016, 2015 and 2014, the amounts transferred were $14,404, $14,776, and $13,929, respectively.

    The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2016 and 2015, the amount payable to the Company was $25,828 and $18,789, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2016, 2015, and 2014 were $85,150, $61,317 and $68,244, respectively. The Company also has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the years ended December 31, 2016, 2015 and 2014 was $22,637, $39,038 and $25,091, respectively. The amount payable to SFG at December 31, 2016 and 2015 was $7,176 and $11,293, respectively. As of December 31, 2016 and 2015, the Company also had a receivable from SFG, in the amount of $22,066 and $24,195, respectively, related to the advance of future years' defined benefit plan expenses.

    In 2015, the Company sold an additional group variable universal life policy to SFG. The Company received premiums of $7,664, $7,664 and $2,000 in 2016, 2015 and 2014, respectively, for these policies. No claims were paid during 2016, 2015 and 2014. As of December 31, 2016 and 2015, reserves held under these policies were $53,495 and $43,546, respectively.

    The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $45,195, $42,632 and $38,231 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, commission revenue due to the Company from its affiliates was $523 and $2,299, respectively.

    Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $10,276, $8,471 and $8,756 in commission expenses related to the sales of these products for the years ended December 31, 2016, 2015 and 2014, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(20) OTHER COMPREHENSIVE INCOME (LOSS)

    Comprehensive income (loss) is defined as any change in equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

    The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below:

                                                                                           DECEMBER 31, 2016
                                                                          ---------------------------------------------------
                                                                              BEFORE          TAX BENEFIT          NET OF
                                                                                TAX            (EXPENSE)            TAX
                                                                          ---------------   ---------------   ---------------
      Other comprehensive income (loss):
        Unrealized holding gains (losses) on securities arising during
          the period                                                      $       141,773   $       (49,407)  $        92,366
        Less: Reclassification adjustment for gains (losses) included
          in net income                                                           (17,634)            6,172           (11,462)
        Unrealized gains (losses) on securities -- OTTI                             1,734              (607)            1,127
        Adjustment to deferred policy acquisition costs                           (82,037)           28,713           (53,324)
        Adjustment to reserves                                                     12,032            (4,211)            7,821
        Adjustment to unearned policy and contract fees                            72,377           (25,332)           47,045
        Adjustment to pension and other postretirement plans                          (69)               24               (45)
        Less: Reclassification adjustment for expenses included in net
          income                                                                      374              (131)              243
                                                                          ---------------   ---------------   ---------------
          Other comprehensive income (loss)                               $       128,550   $       (44,779)  $        83,771
                                                                          ===============   ===============   ===============

                                                                                           DECEMBER 31, 2015
                                                                          ---------------------------------------------------
                                                                              BEFORE          TAX BENEFIT         NET OF
                                                                                TAX            (EXPENSE)            TAX
                                                                          ---------------   ---------------   ---------------
      Other comprehensive income (loss):
        Unrealized holding gains (losses) on securities arising during
          the period                                                      $      (481,442)  $       168,372   $      (313,070)
        Less: Reclassification adjustment for gains (losses) included
          in net income                                                            17,801            (6,231)           11,570
        Unrealized gains (losses) on securities -- OTTI                            (2,129)              745            (1,384)
        Adjustment to deferred policy acquisition costs                           208,912           (73,119)          135,793
        Adjustment to reserves                                                     22,718            (7,951)           14,767
        Adjustment to unearned policy and contract fees                          (106,247)           37,187           (69,060)
        Adjustment to pension and other postretirement plans                        3,495            (1,223)            2,272
        Less: Reclassification adjustment for expenses included in net
          income                                                                     457              (160)              297
                                                                          ---------------   ---------------   ---------------
          Other comprehensive income (loss)                               $      (336,435)  $       117,620   $      (218,815)
                                                                          ===============   ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(20) OTHER COMPREHENSIVE INCOME (LOSS) (CONTINUED)

    The components of other comprehensive income (loss) and related tax effects, other than net income are illustrated below (Continued):

                                                                                           DECEMBER 31, 2014
                                                                          ---------------------------------------------------
                                                                              BEFORE          TAX BENEFIT         NET OF
                                                                                TAX            (EXPENSE)            TAX
                                                                          ---------------   ---------------   ---------------
      Other comprehensive income (loss):
        Unrealized holding gains (losses) on securities arising during
          the period                                                      $       369,382   $      (129,286)  $       240,096
        Less: Reclassification adjustment for gains (losses) included in
          net income                                                              (61,090)           21,381           (39,709)
        Unrealized gains (losses) on securities -- OTTI                            (2,955)            1,034            (1,921)
        Adjustment to deferred policy acquisition costs                          (198,649)           69,527          (129,122)
        Adjustment to reserves                                                    (19,585)            6,854           (12,731)
        Adjustment to unearned policy and contract fees                           114,854           (40,199)           74,655
        Adjustment to pension and other postretirement plans                      (11,353)            3,974            (7,379)
        Less: Reclassification adjustment for expenses included in net
          income                                                                     (690)              243              (447)
                                                                          ---------------   ---------------   ---------------
          Other comprehensive income (loss)                               $       189,914   $       (66,472)  $       123,442
                                                                          ===============   ===============   ===============

    Information regarding amounts reclassified out of each component of accumulated other comprehensive income and related tax effects at December 31, 2016 were as follows:

                                                                              AMOUNT
                                                                           RECLASSIFIED
                                                                               FROM
                                                                            ACCUMULATED
                                                                               OTHER              CONSOLIDATED STATEMENT OF
                                                                           COMPREHENSIVE        OPERATIONS AND COMPREHENSIVE
                                                                              INCOME                  INCOME LOCATION
                                                                          ---------------   --------------------------------------
      Net unrealized investment gains (losses):
        Unrealized gains (losses)                                         $        18,989   Other net realized investment gains
        Unrealized OTTI losses -- OTTI on fixed maturity securities                  (777)  OTTI on fixed maturity securities
        Unrealized OTTI losses -- OTTI on other securities                           (578)  Other net realized investment gains
                                                                          ---------------
        Unrealized investment gains (losses), before income tax                    17,634
      Deferred income tax benefit (expense)                                        (6,172)
                                                                          ---------------
        Unrealized investment gains (losses), net of income tax           $        11,462
                                                                          ===============

      Pension and other postretirement plans (1):
        Amortization of prior service benefit                             $          (355)  General operating expenses
        Amortization of net actuarial losses                                          729   General operating expenses
                                                                          ---------------
        Amortization of pension and other postretirement plan items,
          before income tax                                                           374
      Deferred income tax benefit (expense)                                          (131)
                                                                          ---------------
        Amortization of pension and other postretirement plan items, net
          of income tax                                                   $           243
                                                                          ===============

----------
   (1) These accumulated other comprehensive income items are included in the computation of net periodic benefit costs. See Note 11 for further details.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(20) OTHER COMPREHENSIVE INCOME (LOSS) (CONTINUED)

    Information regarding amounts reclassified out of each component of accumulated other comprehensive income and related tax effects at December 31, 2015 were as follows:

                                                                              AMOUNT
                                                                           RECLASSIFIED
                                                                               FROM
                                                                            ACCUMULATED
                                                                               OTHER              CONSOLIDATED STATEMENT OF
                                                                           COMPREHENSIVE        OPERATIONS AND COMPREHENSIVE
                                                                              INCOME                  INCOME LOCATION
                                                                          ---------------   --------------------------------------
      Net unrealized investment gains (losses):
        Unrealized gains (losses)                                         $          (319)  Other net realized investment gains
        Unrealized OTTI losses -- OTTI on fixed maturity securities               (16,569)  OTTI on fixed maturity securities
        Unrealized OTTI losses -- OTTI on other securities                           (913)  Other net realized investment gains
                                                                          ---------------
        Unrealized investment gains (losses), before income tax                   (17,801)
      Deferred income tax benefit (expense)                                         6,231
                                                                          ---------------
        Unrealized investment gains (losses), net of income tax           $       (11,570)
                                                                          ===============

      Pension and other postretirement plans (1):
        Amortization of prior service benefit                             $          (975)  General operating expenses
        Amortization of net actuarial losses                                        1,432   General operating expenses
                                                                          ---------------
        Amortization of pension and other postretirement plan items,
          before income tax                                                           457
      Deferred income tax benefit (expense)                                          (160)
                                                                          ---------------
        Amortization of pension and other postretirement plan items, net
          of income tax                                                   $           297
                                                                          ===============

----------
   (1) These accumulated other comprehensive income items are included in the computation of net periodic benefit costs. See Note 11 for further details.

    The components of accumulated other comprehensive income and related tax effects at December 31 were as follows:

                                                                  2016              2015
                                                             ---------------   ---------------
      Gross unrealized gains                                 $       552,724   $       513,616
      Gross unrealized losses                                       (132,948)         (217,979)
      Gross unrealized losses -- OTTI                                  6,640             4,906
      Adjustment to deferred policy acquisition costs               (122,927)          (40,890)
      Adjustment to reserves                                         (65,540)          (77,572)
      Adjustment to unearned policy and contract fees                 73,936             1,559
      Adjustment to pension and other postretirement plans           (11,634)          (11,939)
                                                             ---------------   ---------------
                                                                     300,251           171,701
      Deferred federal income tax expenses                           (99,485)          (54,706)
                                                             ---------------   ---------------
        Net accumulated other comprehensive income           $       200,766   $       116,995
                                                             ===============   ===============

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

    The Company declared and paid a dividend to SFG consisting of equity securities in the amount of $2,000 during the year ended December 31, 2016. During the year ended December 31, 2015 there were no dividends declared or paid to SFG. The Company declared and paid a cash dividend to SFG in the amount of $7,700 during the year ended December 31, 2014.

    Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2016 statutory results, the maximum amount available for the payment of dividends during 2017 by Minnesota Life Insurance Company without prior regulatory approval is $297,160.

    For the years ended December 31, 2016, 2015 and 2014 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

    The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

    In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

    The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2016 and 2015, these securities were reported at fair value of $18,847 and $43,887, respectively.

    The Company has long-term commitments to fund alternative investments and real estate investments totaling $357,743 as of December 31, 2016. The Company estimates that $143,000 of these commitments will be invested in 2017, with the remaining $214,743 invested over the next four years.

    As of December 31, 2016, the Company had committed to originate mortgage loans totaling $271,675 but had not completed the originations.

    As of December 31, 2016, the Company had committed to purchase fixed maturity securities totaling $39,000 but had not completed the purchase transactions.

    The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2017, $11,267; 2018, $11,267; 2019, $11,267; 2020, $11,267; 2021, $11,267. The
    Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2017, $728; 2018, $632; 2019, $606; 2020, $514; 2021, $493. Lease expense, net of sub-lease income, for the years ended December 31, 2016, 2015 and 2014 was $8,416, $8,600, and $8,755,
    respectively. The Company has lease agreements with unaffiliated companies. Income from the building leases was $131, $149 and $149 for the years ended December 31, 2016, 2015 and 2014, respectively and is reported in net investment income on the statements of operations and comprehensive income. Commitments to the Company from these agreements are as follows: 2017, $183; 2018, $165; 2019, $112; 2020, $92; 2021, $0. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2017, $5,149; 2018, $3,769; 2019, $5,348; 2020, $4,926; 2021,
    $4,441.

    At December 31, 2016, the Company had guaranteed the payment of $37,200 of policyholder dividends and discretionary amounts payable in 2017. The Company has pledged fixed maturity securities, valued at $57,779 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(22) COMMITMENTS AND CONTINGENCIES (CONTINUED)

    The Company has a 100% coinsurance agreement for its individual disability line within its Corporate business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2016 and 2015, the assets held in trust were $499,416 and $528,771, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

    Occasionally, the Company will occasionally enter into loan guarantees for general agents. Management does not consider an accrual necessary relating to these guarantees.

    In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

    In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

    The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2019. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2016 and 2015 was approximately $2,325 and $2,487, respectively.

    The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2016 and 2015, this liability was $1,597 and $1,684, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,344 and $2,582 as of December 31, 2016 and 2015, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

    The Company's insurance operations, domiciled in various states, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the regulatory authority of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

    The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiaries exceeded the minimum RBC requirements for the years ended December 31, 2016, 2015 and 2014.

    The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company's insurance operations reported net income of $84,001, $215,860 and $212,936 in 2016, 2015 and 2014, respectively.
    Statutory surplus of these operations was $2,971,602 and $2,766,405 as of December 31, 2016 and 2015, respectively.

                                                                     (Continued)

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

(24) SUBSEQUENT EVENTS

    Effective February 13, 2017, the Company declared and paid a dividend to SFG consisting of equity securities in the amount of $1,953.

    The Company evaluated subsequent events through March 8, 2017, the date these financial statements were issued. There were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
        SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN
                                RELATED PARTIES
                               DECEMBER 31, 2016
                                 (IN THOUSANDS)

                                                                                                                    AS SHOWN
                                                                                                                     ON THE
                                                                                                                  CONSOLIDATED
TYPE OF INVESTMENT                                                              COST (2)           VALUE        BALANCE SHEET (1)
-------------------------------------------------------------------------   ---------------   ---------------   -----------------
Fixed maturity securities
  U.S. government                                                           $       275,240   $       293,539   $         293,539
  Agencies not backed by the full faith and credit of the U.S. government           813,892           820,335             820,335
  Foreign governments                                                                33,244            37,064              37,064
  Public utilities                                                                  850,521           882,016             882,016
  Asset-backed securities                                                           464,388           472,839             472,839
  Mortgage-backed securities                                                      3,077,081         3,177,194           3,177,194
  All other corporate fixed maturity securities                                   7,881,479         8,076,533           8,076,533
                                                                            ---------------   ---------------   -----------------
    Total fixed maturity securities                                              13,395,845        13,759,520          13,759,520
                                                                            ---------------   ---------------   -----------------

Equity securities:
  Common stocks:
    Public utilities                                                                 35,994            37,832              37,832
    Banks, trusts and insurance companies                                           183,052           212,258             212,258
    Industrial, miscellaneous and all other                                         177,930           210,295             210,295
  Nonredeemable preferred stocks                                                     92,771            92,103              92,103
                                                                            ---------------   ---------------   -----------------
    Total equity securities                                                         489,747           552,488             552,488
                                                                            ---------------   ---------------   -----------------

Mortgage loans on real estate                                                     2,544,437            xxxxxx           2,544,437
Real Estate                                                                             478            xxxxxx                 478
Policy loans                                                                        426,971            xxxxxx             426,971
Other investments                                                                   351,382            xxxxxx             351,382
Alternative investments                                                             622,676            xxxxxx             622,676
Derivative investments                                                              365,143            xxxxxx             365,143
                                                                            ---------------                     -----------------
    Total                                                                         4,311,087            xxxxxx           4,311,087
                                                                            ---------------                     -----------------

Total investments                                                           $    18,196,679            xxxxxx   $      18,623,095
                                                                            ===============                     =================

----------
(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying independent auditor's report.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                                                                  AS OF DECEMBER 31,
                                                        ---------------------------------------------------------------------
                                                                           FUTURE POLICY
                                                           DEFERRED          BENEFITS,                         OTHER POLICY
                                                            POLICY        LOSSES, CLAIMS                        CLAIMS AND
                                                          ACQUISITION     AND SETTLEMENT       UNEARNED          BENEFITS
SEGMENT                                                      COSTS         EXPENSES (1)      PREMIUMS (2)         PAYABLE
-----------------------------------------------------   ---------------   ---------------   ---------------   ---------------
2016:
  Life insurance                                        $     1,118,581   $     7,918,841   $       340,397   $       484,280
  Accident and health insurance                                  16,214           580,993            59,077            66,362
  Annuity                                                       232,390         5,378,574                --               151
                                                        ---------------   ---------------   ---------------   ---------------
                                                        $     1,367,185   $    13,878,408   $       399,474   $       550,793
                                                        ===============   ===============   ===============   ===============

2015:
  Life insurance                                        $     1,065,178   $     7,065,168   $       346,821   $       491,308
  Accident and health insurance                                  16,256           604,358            53,903            63,802
  Annuity                                                       216,872         4,992,016                26               205
                                                        ---------------   ---------------   ---------------   ---------------
                                                        $     1,298,306   $    12,661,542   $       400,750   $       555,315
                                                        ===============   ===============   ===============   ===============

2014:
  Life insurance                                        $       736,625   $     6,200,251   $       199,143   $       470,683
  Accident and health insurance                                  15,208           635,083            51,460            59,802
  Annuity                                                       188,257         4,998,479                26               155
                                                        ---------------   ---------------   ---------------   ---------------
                                                        $       940,090   $    11,833,813   $       250,629   $       530,640
                                                        ===============   ===============   ===============   ===============

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------------------------------------
                                                                                     AMORTIZATION
                                                                      BENEFITS,       OF DEFERRED
                                                         NET        CLAIMS, LOSSES      POLICY           OTHER
                                        PREMIUM       INVESTMENT    AND SETTLEMENT    ACQUISITION      OPERATING       PREMIUMS
SEGMENT                               REVENUE (3)       INCOME      EXPENSES (5)         COSTS         EXPENSES      WRITTEN (4)
----------------------------------   -------------   ------------   --------------   -------------   -------------   -----------
2016:
  Life insurance                     $   2,317,090   $    489,971   $    2,230,269   $     159,218   $     893,371
  Accident and health insurance            332,483          9,018          120,944          12,493         188,798
  Annuity                                  528,372        227,187          490,913          38,936         204,595
                                     -------------   ------------   --------------   -------------   -------------   -----------
                                     $   3,177,945   $    726,176   $    2,842,126   $     210,647   $   1,286,764   $        --
                                     =============   ============   ==============   =============   =============   ===========

2015:
  Life insurance                     $   2,299,337   $    458,314   $    2,140,844   $     153,963   $     852,632
  Accident and health insurance            339,144          9,391          128,053          11,362         185,157
  Annuity                                  270,420        221,432          246,582          46,720         193,701
                                     -------------   ------------   --------------   -------------   -------------   -----------
                                     $   2,908,901   $    689,137   $    2,515,479   $     212,045   $   1,231,490   $        --
                                     =============   ============   ==============   =============   =============   ===========

2014:
  Life insurance                     $   2,112,889   $    425,261   $    1,915,329   $     146,242   $     753,805
  Accident and health insurance            327,307          9,284          112,251          10,414         181,813
  Annuity                                  251,892        229,754          254,727          60,097         182,419
                                     -------------   ------------   --------------   -------------   -------------   -----------
                                     $   2,692,088   $    664,299   $    2,282,307   $     216,753   $   1,118,037   $        --
                                     =============   ============   ==============   =============   =============   ===========

----------
(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance
(5) Includes interest credited to policies and contracts and policyholder dividends

See accompanying independent auditor's report.

               MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                 (IN THOUSANDS)

                                                                                                                     PERCENTAGE
                                                              CEDED TO        ASSUMED FROM                           OF AMOUNT
                                            GROSS              OTHER              OTHER              NET              ASSUMED
                                            AMOUNT           COMPANIES          COMPANIES           AMOUNT             TO NET
                                       ----------------   ----------------   ---------------   ----------------   ----------------
2016: Life insurance in force          $  1,177,857,816   $    424,182,718   $       790,568   $    754,465,666                0.1%
                                       ================   ================   ===============   ================
      Premiums:
        Life insurance                 $      2,444,925   $        623,740   $         5,268   $      1,826,453                0.3%
        Accident and health insurance           410,491             80,966             2,959            332,484                0.9%
        Annuity                                 312,796                                                 312,796                0.0%
                                       ----------------   ----------------   ---------------   ----------------
          Total premiums               $      3,168,212   $        704,706   $         8,227   $      2,471,733                0.3%
                                       ================   ================   ===============   ================

2015: Life insurance in force          $  1,150,505,390   $    346,303,049   $       838,901   $    805,041,242                0.1%
                                       ================   ================   ===============   ================
      Premiums:
        Life insurance                 $      2,379,144   $        569,017   $         5,889   $      1,816,016                0.3%
        Accident and health insurance           417,503             81,230             2,871            339,144                0.8%
        Annuity                                  65,307                 --                --             65,307                0.0%
                                       ----------------   ----------------   ---------------   ----------------
          Total premiums               $      2,861,954   $        650,247   $         8,760   $      2,220,467                0.4%
                                       ================   ================   ===============   ================

2014: Life insurance in force          $  1,073,096,250   $    326,467,564   $       823,627   $    747,452,313                0.1%
                                       ================   ================   ===============   ================
      Premiums:
        Life insurance                 $      2,155,932   $        538,929   $        31,905   $      1,648,908                1.9%
        Accident and health insurance           404,247             80,090             3,151            327,308                1.0%
        Annuity                                  63,093                 --                --             63,093                0.0%
                                       ----------------   ----------------   ---------------   ----------------
          Total premiums               $      2,623,272   $        619,019   $        35,056   $      2,039,309                1.7%
                                       ================   ================   ===============   ================

See accompanying independent auditor's report.

 PART C: OTHER INFORMATION

 Item
 Number  Caption in Part C

 26.     Exhibits

 27.     Directors and Officers of the Minnesota Life Insurance Company

 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

 29.     Indemnification

 30.     Principal Underwriters

 31.     Location of Accounts and Records

 32.     Management Services

 33.     Fee Representation

PART C: OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                     Position and Offices
Business Address                       with Minnesota Life
-------------------------------------  -------------------------------------
Eric J. Bentley                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Michael P. Boyle                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                         Director
898 Glouchester Street
Boca Raton, FL 33487

Gary R. Christensen                    Director, Senior Vice President
Minnesota Life Insurance Company       Attorney-in-Fact, General Counsel
400 Robert Street North                and Secretary
St. Paul, MN 55101

Susan L. Ebertz                        Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                        Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Julio A. Fesser                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kristi L. Fox                          Vice President
Minnesota Life Insurance Company
400 Robert street North
St. Paul, MN 55101

Craig J. Frisvold                      Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437

Eric B. Goodman                        Director
101 North 7th St
Suite 202
Louisville, KY 40202

Christopher M Hilger                   President, Chief Executive Officer
Minnesota Life Insurance Company       and Director
400 Robert Street North
St. Paul, MN 55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Daniel H. Kruse                        Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                       Senior Vice President, Treasurer and
Minnesota Life Insurance Company       Controller
400 Robert Street North
St. Paul, MN 55101

Andrea L. Mack                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Susan M. Munson-Regala                 Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kathleen L. Pinkett                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Daniel P. Preiner                      Second Vice President and Corporate
Minnesota Life Insurance Company       Compliance Officer
400 Robert Street North
St. Paul, MN 55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215

Robert L. Senkler                      Chairman and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Bruce P. Shay                          Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John A. Yaggy                          Second Vice President and Assistant
Minnesota Life Insurance Company       Controller
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

   Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

   Securian Financial Group, Inc. (Delaware)
   Capitol City Property Management, Inc.
   Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

   Minnesota Life Insurance Company


   Securian Ventures, Inc.
   Advantus Capital Management, Inc.
   Securian Financial Services, Inc.
   Securian Casualty Company


   H. Beck, Inc. (Maryland)
   Ochs, Inc.
   Lowertown Capital, LLC (Delaware)

   Securian Holding Company Canada, Inc. (British Columbia, Canada)


Wholly-owned subsidiaries of Minnesota Life Insurance Company:



   Allied Solutions, LLC (Indiana)
   Securian Life Insurance Company

   American Modern Life Insurance Company (Ohio)
   Marketview Properties, LLC
   Marketview Properties II, LLC
   Marketview Properties III, LLC
   Marketview Properties IV, LLC
   Oakleaf Service Corporation

   Securian AAM Holdings, LLC (Delaware)

Majority-owned subsidiary of Securian AAM Holdings, LLC:

   Asset Allocation & Management Company, L.L.C. (Delaware)

Wholly-owned subsidiary of American Modern Life Insurance Company:

   Southern Pioneer Life Insurance Company


Wholly-owned subsidiary of Securian Holding Company Canada, Inc.:

   Securian Canada, Inc. (British Columbia, Canada)


Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

   Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

   Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Minnesota Life Insurance Company:


   CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

   (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

       Variable Fund D
       Variable Annuity Account
       Minnesota Life Variable Life Account
       Minnesota Life Individual Variable Universal Life Account
       Minnesota Life Variable Universal Life Account
       Securian Life Variable Universal Life Account

   (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:


Name and Principal                     Positions and Offices
Business Address                       with Underwriter
-------------------------------------  -------------------------------------
George I. Connolly                     President, Chief Executive
Securian Financial Services, Inc.      Officer and Director
400 Robert Street North
St. Paul, MN 55101

Gary R. Christensen                    Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Peter G. Berlute                       Vice President - Business
Securian Financial Services, Inc.      Operations and Treasurer
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                       Executive Vice President, Chief
Securian Financial Services, Inc.      Compliance Officer and Secretary
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                      Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jeffrey D. McGrath                     Vice President
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

Kimberly K. Carpenter                  Vice President - Compliance and
Securian Financial Services, Inc.      Assistant Secretary
400 Robert Street North
St. Paul, MN 55101

Kjirsten G. Zellmer                    Vice President - Strategy and
Securian Financial Services, Inc.      Business Operations
400 Robert Street North
St. Paul, MN 55101


   (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


 Name of             Net Underwriting Compensation on
 Principal            Discounts and    Redemption or   Brokerage     Other
 Underwriter           Commissions     Annuitization  Commissions Compensation
 ------------------- ---------------- --------------- ----------- ------------
 Securian Financial
    Services, Inc.   $    16,635,387               --          --           --

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul and the State of Minnesota on the 25th day of April, 2017.


                                MINNESOTA LIFE INDIVIDUAL VARIABLE
                                UNIVERSAL LIFE ACCOUNT
                                              (Registrant)

                                By:  MINNESOTA LIFE INSURANCE COMPANY
                                              (Depositor)

                                By   /s/ Christopher M. Hilger
                                     --------------------------------------
                                          Christopher M. Hilger
                                     President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul and State of Minnesota on the 25th day of April, 2017.


                                 MINNESOTA LIFE INSURANCE COMPANY
                                              (Depositor)

                                 By  /s/ Christopher M. Hilger
                                     --------------------------------------
                                          Christopher M. Hilger
                                     President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.


        Signature          Title                               Date
-------------------------- -----------------------------  ---------------
/s/ Christopher M. Hilger  President and Chief            April 25, 2017
-------------------------- Executive Officer
Christopher M. Hilger

*                          Chairman of the Board
--------------------------
Robert L. Senkler

*                          Director
--------------------------
Mary K. Brainerd

*                          Director
--------------------------
John W. Castro

*                        Director
-----------------------
Gary R. Christensen

*                        Director
-----------------------
Sara H. Gavin

*                        Director
-----------------------
Eric B. Goodman

*                        Director
-----------------------
John H. Hooley

*                        Director
-----------------------
Trudy A. Rautio

*                        Director
-----------------------
Bruce P. Shay

*                        Director
-----------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro    Executive Vice President and   April 25, 2017
-----------------------  Chief Financial Officer
Warren J. Zaccaro        (chief financial officer)

/s/ Warren J. Zaccaro    Executive Vice President and   April 25, 2017
-----------------------  Chief Financial Officer
Warren J. Zaccaro        (chief accounting officer)

/s/ David J. LePlavy     Senior Vice President,         April 25, 2017
-----------------------  Treasurer and Controller
David J. LePlavy         (treasurer)

/s/ Gary R. Christensen  Director, Attorney-in-Fact,    April 25, 2017
-----------------------  Senior Vice President,
Gary R. Christensen      General Counsel and Secretary



* Pursuant to power of attorney dated October 17, 2016, a copy of which is filed herewith.

                                 EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  --------------------------------------------------------------
26(a)           Resolution of the Board of Directors of Minnesota Life
                Insurance Company establishing the Minnesota Life Individual
                Variable Universal Life Account, previously filed on July 16,
                2007 as exhibit 26(a) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-144604,
                Initial Registration Statement, is hereby incorporated by
                reference.

26(b)           Not Applicable.

26(c)(1) Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual Variable Universal Life Account's
                Form N-6, File Number 333-144604, Pre-Effective Amendment
                Number 1, is hereby incorporated by reference.

26(c)(2)        General Agent's Contract issued by Minnesota Life Insurance
                Company, previously filed on December 7, 2007 as exhibit
                26(c)(2) to Minnesota Life Individual Variable Universal Life
                Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(c)(3)        The Amended and Restated Distribution Agreement between
                Minnesota Life Insurance Company and Securian Financial
                Services, Inc., previously filed on April 27, 2009, as
                exhibit 24(c)(3) to Registrant's Form N-4, File Number
                2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(d)(1) Variable Universal Life Defender Policy, form ICC 15-20001, previously filed on April 27, 2015 as exhibit 26(d)(1) to Minnesota Life Individual Variable Universal Life Accounts
                Form N-6, File Number 333-198279, Post-Effective Amendment
                Number 2, is hereby incorporated by reference.

26(d)(2) Children's Term Agreement, form ICC 09-904U, previously filed on August 28, 2012 as exhibit 26(d)(2) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6,
                File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(d)(3) Waiver of Charges Agreement, form ICC15-20040, previously filed on April 26, 2016 as exhibit 26(d)(3) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6,
                File Number 333-144604, Post-Effective Amendment Number 25, is hereby incorporated by reference.

26(d)(4) Allocation Options for Variable Universal Life Defender, form F83228 Rev 5-2016, previously filed on April 26, 2016 as exhibit 26(d) (4) to Minnesota Life Individual Variable
                Universal Life Account's Form N-6, File Number 333-198279,
                Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(5) Level Term Insurance Agreement, form ICC15-20012, previously filed as Exhibit 26(d)(5) to Registrant's Form N-6,
           File Number 333-198279, Post-Effective Amendment Number 1, on
           February 27, 2015, is hereby incorporated by reference.

26(d)(6) Accelerated Death Benefit Agreement, form ICC 12-931U, previously filed on August 28, 2012 as exhibit 26(d)(6) to Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-183590, Initial Registration
           Statement is hereby incorporated by reference.

26(d)(7) Waiver of Premium Agreement, form 06-917, previously filed on August 28, 2012 as exhibit 26(d)(7) to Minnesota Life
           Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(d)(8)   Long Term Care Agreement, form ICC 12-932, previously filed on
           August 28, 2012 as exhibit 26(d)(9) to Minnesota Life
           Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(d)(9) Guaranteed Insurability Option, form ICC 09-915, previously filed on August 28, 2012 as exhibit 26(d)(10) to Minnesota
           Life Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(d)(10)  Overloan Protection Agreement, form ICC 15-20003, previously filed on February 27, 2015 as exhibit 26(d)(11) to Minnesota
           Life Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(11)  Inflation Agreement, form ICC 11-916, previously filed on
           August 28, 2012 as exhibit 26(d)(12) to Minnesota Life
           Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Initial Registration Statement is hereby incorporated by reference.

26(d)(12)  Accidental Death Benefit Agreement, form ICC09-918U, previously filed on August 21, 2014 as exhibit 26(d)(12) to Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-198279, Initial Registration
           Statement is hereby incorporated by reference.

26(d)(13)  Premium Deposit Account Agreement, form 14-20005, previously filed on December 17, 2014 as exhibit 26(d)(13) to Minnesota
           Life Individual Variable Universal Life Account's Form N-6,
           File Number 333-198279, Pre-Effective Amendment Number 1 is hereby incorporated by reference.

26(d)(14)  Business Continuation Agreement, form ICC14-20016, previously filed on February 27, 2015 as exhibit 26(d)(16) to Minnesota
           Life Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(15)  Guaranteed Insurability Option for Business Agreement,
           form ICC14-20017, previously filed on February 27, 2015 as exhibit 26(d)(17) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-183590,
           Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(16)  Death Benefit Guarantee Flex Agreement, form ICC15-20002, previously filed as Exhibit 26(d)(16) to Registrant's
           Form N-6, File Number 333-198279, Post-Effective Amendment
           Number 1, on February 27, 2015, is hereby incorporated by reference.

26(d)(17)  Accelerated Death Benefit for Chronic Illness Agreement,
           form ICC16-20057, previously filed on June 17, 2016 as
           exhibit 26(d)(23) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-144604,
           Post-Effective Amendment Number 26, is hereby incorporated by reference.

26(d)(18)  Accelerated Death Benefit for Terminal Illness Agreement,
           form ICC16-20058, previously filed on June 17, 2016 as
           exhibit 26(d)(24) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-144604,
           Post-Effective Amendment Number 26, is hereby incorporated by reference.

26(e)(1) Application Part 1 - New Issue, form ICC16-59410 1-2016, previously filed on April 25, 2017 as exhibit 26(e)(1) to Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-183590, Post-Effective Amendment
           Number 11, is hereby incorporated by reference.

26(e)(2) Application Part 3 - New Issue - Agreement and Authorization, form ICC16-59536 12-2015, previously filed on April 25, 2017 as exhibit 26(e)(2) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-183590,
           Post-Effective Amendment Number 11, is hereby incorporated by reference.

26(e)(3) Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC16-59534 8-2016, previously filed on April 25, 2017 as exhibit 26(e)(3) to Minnesota Life
           Individual Variable Universal Form N-6, File Number
           333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

26(e)(4) Policy Change Application - No Underwriting Required, form ICC16-59537 6-2016, previously filed on April 25, 2017
           Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-183590, Post-Effective Amendment
           Number 11, is hereby incorporated by reference.

26(e)(5)   Policy Change Application Part 1 - Underwriting Required, form
           ICC16-59538 1-2016, previously filed on April 25, 2017 as
           exhibit 26(e)(5) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-183590,
           Post-Effective Amendment Number 11, is hereby incorporated by reference.

26(e)(6) Application Part 2, form ICC14-59572 2-2014, previously filed on April 26, 2016 as exhibit 26(e)(6) to Minnesota Life
           Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Post-Effective Amendment Number 8, is hereby incorporated by reference.

26(e)(7) Application Part 2, form ICC14-59573 2-2014, previously filed on April 26, 2016 as exhibit 26(e)(7) to Minnesota Life
           Individual Variable Universal Life Account's Form N-6,
           File Number 333-183590, Post-Effective Amendment Number 8, is hereby incorporated by reference.

26(e)(8) Application 1A, New Issue (eApp), form ICC16-72540 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(8) to Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-144604, Post-Effective Amendment
           Number 28, is hereby incorporated by reference.

26(e)(9) Application 1B, New Issue (eApp), form ICC16-72541 7-2016, previously filed on April 25, 2017 as Exhibit 26(e)(9) to Minnesota Life Individual Variable Universal Life Account's
           Form N-6, File Number 333-144604, Post-Effective Amendment
           Number 28, is hereby incorporated by reference.

26(e)(10)  Proposed Insured Juvenile Information for Ages 0-17, form
           ICC16-84732 7-2016, previously filed on April 25, 2017 as
           Exhibit 26(e)(10) to Minnesota Life Individual Variable
           Universal Life Account's Form N-6, File Number 333-144604,
           Post-Effective Amendment Number 28, is hereby incorporated by reference.


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
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26(f)(1)       Restated Certificate of Incorporation of the Depositor,
               previously filed as exhibit 27(f)(1) to Minnesota Life's Variable
               Life Account's Form N-6, File Number 333-109853,Initial
               Registration Statement, on October 21, 2003, is hereby
               incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6,
               File Number 333-120704, Initial Registration Statement, on
               November 23, 2004, is hereby incorporated by reference.

26(g)          YRT Reinsurance Template; Reinsurance Agreement between
               Minnesota Life Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life
               Individual Variable Universal Life Account's Form N-6,
               File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(1)(i)    Participation Agreement among Securian Funds Trust, Advantus
               Capital Management, Inc. and Minnesota Life Insurance
               Company, previously filed as Exhibit 26(h)(1)(i) to Minnesota
               Life Variable Life Account's Form N-6, File Number 33-3233,
               Post Effective Amendment Number 32, on April 27, 2012, is
               hereby incorporated by reference.

26(h)(1)(ii)   Shareholder Information Agreement among Securian Funds
               Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life
               Account's Form N-6, File Number 33-3233, Post Effective
               Amendment Number 32, on April 27, 2012, is hereby
               incorporated by reference.

26(h)(2)(i)    Participation Agreement by and among AIM Variable Insurance
               Funds, AIM Distributors, Inc. and Minnesota Life Insurance
               Company, previously filed as Exhibit 27(h)(10)(i) to
               Registrant's Form N-6, File Number 333-96383, Post-Effective
               Amendment Number 4, on April 30, 2003, is hereby
               incorporated by reference.

26(h)(2)(ii)   Schedule A as amended May 1, 2003 to the Participation
               Agreement among AIM Variable Insurance Funds, AIM
               Distributors, Inc. and Minnesota Life Insurance Company,
               previously filed as Exhibit 27(h)(10)(ii) to Registrant's Form N-
               6, File Number 333-96383, Post-Effective Amendment Number
               4, on April 30, 2003, is hereby incorporated by reference.

26(h)(2)(iii)  Amendment No. 1 to the Participation Agreement dated
               March 4, 2002, by and among AIM Variable Insurance Funds,
               AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life
               Variable Life Account's Form N-6, File Number 33-3233, Post-
               Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(2)(iv)   Amendment No. 2 to the Participation Agreement dated
               March 2, 2002, by and among AIM Variable Insurance Funds,
               AIM Distributors, Inc. and Minnesota Life Insurance Company,
               previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life
               Variable Life Account's Form N-6, File Number 33-64395,
               Post-Effective Amendment Number 13, on April 21, 2006, is
               hereby incorporated by reference.

26(h)(2)(v)    Amendment No. 3 to Participation Agreement by and among
               AIM Variable Insurance Funds, AIM Distributors, Inc. and
               Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity Account's Form N-4,
               File Number 333-136242, Pre-Effective Amendment Number 2,
               is hereby incorporated by reference.

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26(h)(2)(vi)    Intermediary Agreement Regarding Compliance with SEC
                Rule 22c-2 between AIM Investment Services, Inc. and Minnesota
                Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account's Form N-4,
                File Number 333-140230, Pre-Effective Amendment Number 1, is
                hereby incorporated by reference.

26(h)(2)(vii)   Amendment No. 4 to Participation Agreement by and among AIM
                Variable Insurance Funds, A I M Distributors, Inc., Minnesota
                Life Insurance Company and Securian Financial Services, Inc.
                effective April 30, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(j)(v) to Variable Annuity Account's Form N-4,
                File Number 333-91784, Post-Effective Amendment Numbers 26 and
                171, is hereby incorporated by reference.

26(h)(2)(viii)  Administrative Series Agreement between Invesco Advisers, Inc.
                and Minnesota Life Insurance Company dated October 1, 2016, previously filed on November 8, 2016 as Exhibit 24 (8)(i)(1) to Variable Annuity Account's Form N-4, File Number
                333-212515, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(3)(i)     Participation Agreement among Minnesota Life Insurance
                Company, Securian Financial Services, Inc., and
                AllianceBernstein Investments, Inc., previously filed on
                October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity
                Account's Form N-4, File Number 333-136242, Post-Effective
                Amendment Number 3, is hereby incorporated by reference.

26(h)(3)(ii)    Amendment Number One to Participation Agreement among
                Minnesota Life Insurance Company, Securian Financial Services,
                Inc., AllianceBernstein L.P. and AllianceBernstein
                Investments, Inc., previously filed on April 27, 2010 as
                exhibit 26(h)(21)(ii) to Minnesota Life Variable Life
                Account's Form N-6, File Number 33-3233, Post-Effective
                Amendment Numbers 30 and 78, is hereby incorporated by
                reference.

26(h)(3)(iii)   Amendment Number Two to Participation Agreement among
                Minnesota Life Insurance Company, Securian Financial Services,
                Inc., AllianceBernstein L.P., and AllianceBernstein
                Investments, Inc., previously filed as Exhibit 26(h)(21)(iii)
                to Minnesota Life Variable Life Account's Form N-6,
                File Number 33-3233, Post-Effective Amendment Number 34 on
                April 24, 2013, is hereby incorporated by reference.

26(h)(4)(i)     Fund Participation and Service Agreement among Minnesota Life
                Insurance Company, American Funds Distributors, Inc., American
                Funds Service Company, Capital Research and Management
                Company, and American Funds Insurance Series previously filed on April 25, 2011 as exhibit 24(c)(8)(jj) to Variable Annuity
                Account's Form N-4, File Number 333-91784, Post-Effective
                Amendment Numbers 26 and 171, is hereby incorporated by
                reference.

26(h)(4)(ii)    Business Agreement among Minnesota Life Insurance Company,
                Securian Financial Services, Inc., American Funds
                Distributors, Inc. and Capital Research and Management Company
                previously filed on April 25, 2011 as exhibit 24(c)(8)(kk) to
                Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Numbers 26 and 171, is hereby
                incorporated by reference.

26(h)(4)(iii)   American Funds Rule 22c-2 Agreement among American Funds
                Service Company and Minnesota Life Insurance Company
                previously filed on April 25, 2011 as exhibit 24(c)(8)(ll) to
                Variable Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Numbers 26 and 171, is hereby
                incorporated by reference.
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26(h)(4)(iv)   Amendment No. 1 to Fund Participation and Service Agreement
               among Minnesota Life Insurance Company, American Funds
               Distributors, Inc., American Funds Service Company, Capital
               Research and Management Company, and American Funds Insurance
               Series, previously filed as exhibit 26(h)(24)(iv) to Minnesota
               Life Variable Life Account's Form N-6, File Number 33-3233,
               Post-Effective Amendment Number 35 on April 25, 2014, is
               hereby incorporated by reference.

26(h)(4)(v)    Second Amendment to the Business Agreement by and among
               Minnesota Life Insurance Company, Securian Financial Services,
               Inc., American Funds Distributors, Inc., and Capital Research
               and Management Company, previously filed as
               Exhibit 26(h)(24)(v) to Minnesota Life Variable Life Account's
               Form N-6, File Number 33-3233, Post-Effective Amendment
               Number 36, on April 27, 2015, is hereby incorporated by
               reference.

26(h)(5)(i)    Participation Agreement as of May 1, 2000 between Franklin
               Templeton Variable Insurance Products Trust, Franklin
               Templeton Distributors, Inc. and Minnesota Life Insurance
               Company, previously filed as Exhibit 27(h)(14)(i) to Minnesota
               Life Variable Life Account's Form N-6, File Number 333-96383,
               Post-Effective Amendment Number 4, on April 30, 2003, is
               hereby incorporated by reference.

26(h)(5)(ii)   Amendment to Participation Agreement as of May 1, 2000 between
               Franklin Templeton Variable Insurance Products Trust, Franklin
               Templeton Distributors, Inc. and Minnesota Life Insurance
               Company, previously filed as Exhibit 27(h)(14)(ii) to
               Minnesota Life Variable Life Account's Form N-6, File
               Number 333-96383, Post-Effective Amendment Number 4, on
               April 30, 2003, is hereby incorporated by reference.

26(h)(5)(iii)  Amendment No. 2 to Participation Agreement between Franklin
               Templeton Variable Insurance Products Trust, Franklin
               Templeton Distributors, Inc. and Minnesota Life Insurance
               Company, previously filed as Exhibit 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File
               Number 333-96383, Post-Effective Amendment Number 4, on
               April 30, 2003, is hereby incorporated by reference.

26(h)(5)(iv)   Amendment No. 3 to Participation Agreement by and among
               Franklin Templeton Variable Insurance Products Trust, Franklin
               Templeton Distributors, Inc., Minnesota Life Insurance Company
               and Securian Financial Services, Inc, previously filed as
               Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life
               Account's Form N-6, File Number 33-3233, Post-Effective
               Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)    Amendment No. 4 to Participation Agreement among Franklin
               Templeton Variable Insurance Products Trust,
               Franklin/Templeton Distributors, Inc., Minnesota Life
               Insurance Company and Securian Financial Services, Inc.,
               previously filed as Exhibit 26(h)(14)(v) to Minnesota Life
               Variable Life Account's Form N-6, File Number 33-64395,
               Post-Effective Amendment Number 13, on April 21, 2006, is
               hereby incorporated by reference.

26(h)(5)(vi)   Amendment No. 5 to Participation Agreement among Franklin
               Templeton Variable Insurance Products Trust,
               Franklin/Templeton Distributors, Inc., and Minnesota Life
               Insurance Company filed on December 20, 2006 as exhibit
               24(c)(q)(v) to Variable Annuity Account's Form N-4,
               File Number 333-136242, Pre-Effective Amendment Number 2, is
               hereby incorporated by reference.

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26(h)(5)(vii)   Rule 22c-2 Agreement between Franklin Templeton Distributors,
                Inc. and Minnesota Life Insurance Company previously filed on
                September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity
                Account's Form N-4, File Number 333-140230, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(viii)  Amendment No. 6 to Participation Agreement by and among
                Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life
                Insurance Company, and Securian Financial Services, Inc., previously filed on December 14, 2007 as exhibit
                26(h)(5)(viii) to Minnesota Life Individual Variable Universal
                Life Account's Form N-6, File Number 333-144604, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(ix)    Amendment to Participation Agreement by and among Franklin
                Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc. Minnesota Life Insurance
                Company and Securian Financial Services, Inc. effective
                August 16, 2010 previously filed on April 25, 2011 as
                exhibit 24(c)(8)(m)(vii) to Variable Annuity Account's
                Form N-4, File Number 333-91784, Post-Effective Amendment
                Numbers 26 and 171, is hereby incorporated by reference.

26(h)(5)(x)     Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life
                Insurance Company, and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(12)(x) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(5)(xi)    Participation Agreement Addendum dated May 1, 2012 among
                Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life
                Insurance Company, and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(5)(xii)   Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life
                Insurance Company, and Securian Financial Services, Inc.,
                previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

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26(h)(5)(xiii)  Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust,
                Franklin/Templeton Distributors, Inc., Minnesota Life
                Insurance Company, and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-3233, Post
                Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(6)(i)     Participation Agreement as of September 19, 2003 between
                Minnesota Life Insurance Company and Waddell & Reed, Inc.
                previously filed as Exhibit 27(h)(15) to Registrant's
                Form N-6, File Number 333-96383, Pre-Effective Amendment #1,
                on February 19, 2004, is hereby incorporated by reference.

26(h)(6)(ii)    Amendment Number One to the Target Funds Participation
                Agreement among Minnesota Life Insurance Company, Waddell &
                Reed, Inc. and W&R Target Funds, Inc., previously filed as
                Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                Account's Form N-6, File Number 33-64395, Post-Effective
                Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(6)(iii)   Shareholder Information Agreement among Ivy Funds Distributor,
                Inc., Waddell & Reed, Inc. and Minnesota Life Insurance
                Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to
                Registrant's Form N-6, File Number 33-85496, Post-Effective
                Amendment Number 17, is hereby incorporated by reference.

26(h)(6)(iv)    Second Amendment to Target Funds Participation Agreement by
                and among Minnesota Life Insurance Company, Waddell & Reed,
                Inc. and W&R Target Funds, Inc., previously filed on
                December 14, 2007 as exhibit 26(h)(8)(iv) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6, File
                Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(v)     Second Amendment to the Target Funds Participation Agreement
                among Minnesota Life Insurance Company, Waddell & Reed, Inc.
                and W&R Target Funds, Inc. previously filed as Exhibit
                24(c)(8)(ii) to Variable Annuity Account's Form N-4,
                File Number 333-136242, Post-Effective Amendment Number 6 on
                February 27, 2009, is hereby incorporated by reference.

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26(h)(6)(vi)   Third Amendment to Target Funds Participation Agreement among
               Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios,
               and Minnesota Life Insurance Company previously filed on
               April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity
               Account's Form N-4, File Number 333-91784, Post-Effective
               Amendment Numbers 26 and 171, is hereby incorporated by
               reference.

26(h)(6)(vii)  Fourth Amendment to Ivy Funds Variable Insurance Portfolios
               Participation Agreement (Excludes Products Sold Through W&R
               Distribution System) among Minnesota Life Insurance Company,
               Waddell & Reed, Inc., and Ivy Funds Variable Insurance
               Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File
               Number 33-3233, Post- Effective Amendment Number 35 on
               April 25, 2014, is hereby incorporated by reference.

26(h)(7)(i)    Distribution and Shareholder Services Agreement dated March 9,
               2012 between Northern Lights Variable Trust and Minnesota Life
               Insurance Company, previously filed on April 27, 2012 as
               Exhibit 24(c)(8)(mm) to Variable Annuity Account's Form N-4,
               File Number 333-136242, Post-Effective Amendment Numbers 15
               and 192, is hereby reference.

26(h)(7)(ii)   Fund Participation Agreement dated March 12, 2012 among
               Northern Lights Variable Trust, Minnesota Life Insurance
               Company, Northern Lights Distributors, LLC and ValMark
               Advisers, Inc., previously filed on April 27, 2012 as
               Exhibit 24(c)(8)(nn) to Variable Annuity Account's Form N-4,
               File Number 333-136242, Post-Effective Amendment Numbers 15
               and 192, is hereby incorporated by reference.

26(h)(7)(iii)  First Amendment to the Participation Agreement among Northern
               Lights Variable Trust, Northern Lights Distributors, LLC,
               Valmark Advisers, Inc., and Minnesota Life Insurance Company dated October 8, 2012, previously filed on April 25, 2014 as exhibit 24(c)(8) (kk)(i) to Variable Annuity Account's
               Form N-4, File Number 333-182763, Post-Effective Amendment
               Numbers 5 and 226,is hereby incorporated by reference.

26(h)(7)(iv)   Second Amendment to the Participation Agreement among Northern
               Lights Variable Trust, Northern Lights Distributors, LLC,
               ValMark Advisers, Inc., and Minnesota Life Insurance Company
               dated March 12, 2012 as authorized November 5, 2013,
               previously filed on April 25, 2014 as exhibit 24(c)(8)(kk)(ii)
               to Variable Annuity Account's Form N-4, File
               Number 333-182763, Post-Effective Amendment Numbers 5 and 226,
               is hereby incorporated by reference.

26(h)(8)(i)    Participation Agreement among Minnesota Life Insurance
               Company, PIMCO Variable Insurance Trust and Allianz Global
               Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account's
               Form N-4, File Number 333-91784, Post-Effective Amendment
               Numbers 26 and 171, is hereby incorporated by reference.

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
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26(h)(8)(ii)    Selling Agreement for Advisor Class Shares of PIMCO Variable
                Insurance Trust between Allianz Global Investors Distributors
                LLC and Minnesota Life Insurance Company previously filed on
                April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity
                Account's Form N-4, File Number 333-91784, Post-Effective
                Amendment Numbers 26 and 171, is hereby incorporated by
                reference.

26(h)(8)(iii)   PIMCO Services Agreement for Advisor Class Shares of PIMCO
                Variable Insurance Trust between Pacific Investment Management
                Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ee) to Variable
                Annuity Account's Form N-4, File Number 333-91784,
                Post-Effective Amendment Numbers 26 and 171, is hereby
                incorporated by reference.

26(h)(8)(iv)    Termination, New Agreements and Amendments Relating to
                Intermediary Agreements for PIMCO Variable Insurance Trust
                among Allianz Global Investors Distributors LLC, PIMCO
                Investments LLC and Minnesota Life Insurance Company
                previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life
                Variable Life Account's Form N-6, File Number 33-3233,
                Post-Effective Amendment Number 32, on April 27, 2012, is
                hereby incorporated by reference.

26(h)(8)(v)     Amendment to Participation Agreement among Minnesota Life
                Insurance Company, PIMCO Variable Insurance Trust, and PIMCO
                Investments LLC, previously filed as Exhibit 26(h)(22)(v) to
                Minnesota Life Variable Life Account's Form N-6, File
                Number 33-3233, Post-Effective Amendment Number 34 on
                April 24, 2013, is hereby incorporated by reference.

26(h)(8)(vi)    Amendment to Selling Agreement between Minnesota Life
                Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life
                Account's Form N-6, File Number 33-3233, Post-Effective
                Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(h)(8)(vii)   Amendment No. 1 to PIMCO Services Agreement for Advisor Class
                Shares of PIMCO Variable Insurance Trust Effective May 1,
                2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota
                Life Variable Life Account's Form N-6, File Number 33-3233,
                Post-Effective Amendment Number 34 on April 24, 2013, is
                hereby incorporated by reference.

26(h)(8)(viii)  Second Amendment to the Participation Agreement by and among
                PIMCO Investments LLC, PIMCO Variable Insurance Trust, and
                Minnesota Life Insurance Company, previously filed on
                April 27, 2015 as exhibit 26(h)(8)(viii) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6,
                File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(h)(9)(i)     Agreement among The Universal Institutional Funds, Inc.,
                Morgan Stanley Distribution, Inc., Morgan Stanley Investment
                Management Inc., and Minnesota Life Insurance Company ,
                previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to
                Variable Annuity Account's Form N-4, File Number 333-136242,
                Post-Effective Amendment Number 3, is hereby incorporated by reference.

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
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26(h)(9)(ii)     Amendment Number One to Participation Agreement among
                 Minnesota Life Insurance Company, The Universal Institutional
                 Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan
                 Stanley Investment Management Inc., previously filed on
                 April 27, 2010 as exhibit 26(h)(17)(ii) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-3233,
                 Post-Effective Amendment Numbers 30 and 78, is hereby
                 incorporated by reference.

26(h)(9)(iii)    Second Amendment to Participation Agreement among Minnesota
                 Life Insurance Company, The Universal Institutional Funds,
                 Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley
                 Investment Management Inc., previously filed on April 27, 2105 as exhibit 24(b)8(y)(ii) to Variable Annuity Account's
                 Form N-4, File Number 333-182763, Post- Effective Amendment
                 Numbers 10 and 246, is hereby incorporated by reference.

26(h)(9)(iv)     Third Amendment to Participation Agreement among Minnesota
                 Life Insurance Company, The Universal Institutional Funds,
                 Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley
                 Investment Management Inc., previously filed on April 27, 2015 as exhibit 24(b)8(y)(iii) to Variable Annuity Account's
                 Form N-4, File Number 333-182763, Post- Effective Amendment
                 Numbers 10 and 246, is hereby incorporated by reference.

26(h)(10)(i)     Participation Agreement among Vanguard Variable Insurance
                 Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation
                 and Minnesota Life Insurance Company, previously filed on
                 December 14, 2007 as exhibit 26(h)(7)(i) to Minnesota Life
                 Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(10)(ii)    Schedule A to the Participation Agreement among Vanguard
                 Variable Insurance Fund, The Vanguard Group, Inc., Vanguard
                 Marketing Corporation and Minnesota Life Insurance Company as
                 Amended as of September 1, 2012, previously filed as
                 Exhibit 26(h)(7)(ii) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604,
                 Post-Effective Amendment Number 17 on April 25, 2014, is
                 hereby incorporated by reference.

26(h)(10)(iii)   Schedule A to the Participation Agreement among Vanguard
                 Variable Insurance Fund, The Vanguard Group, Inc., Vanguard
                 Marketing Corporation and Minnesota Life Insurance Company as
                 Amended as of May 1, 2014, previously filed as
                 Exhibit 26(h)(7)(iii) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604,
                 Post-Effective Amendment Number 17 on April 25, 2014, is
                 hereby incorporated by reference.

26(h)(11)(i)     Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life
                 Insurance Company, previously filed as Exhibit 27(h)(13)(i) to
                 Registrant's Form N-6, File Number 333-96383, Post-Effective
                 Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(11)(ii)    Amendment No. 1 to the Participation Agreement among MFS
                 Variable Insurance Trust, Massachusetts Financial Services
                 Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(ii) to Registrant's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on
                 April 30, 2003, is hereby incorporated by reference.

26(h)(11)(iii)   Amendment No. 2 to the Participation Agreement among MFS
                 Variable Insurance Trust, Massachusetts Financial Services
                 Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(iii) to Registrant's Form N-6,
                 File Number 333-96383, Post-Effective Amendment Number 4, on
                 April 30, 2003, is hereby incorporated by reference.

26(h)(11)(iv)    Amendment No. 3 to Participation Agreement among MFS Variable
                 Insurance Trust, Massachusetts Financial Services Company and
                 Minnesota Life Insurance Company, previously filed as
                 Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life
                 Account's Form N-6, File Number 33-64395, Post-Effective
                 Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(11)(v)     Amendment No. 4 to Participation Agreement among MFS Variable
                 Insurance Trust, Massachusetts Financial Services Company and
                 Minnesota Life Insurance Company, previously filed as
                 Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account's
                 Form N-6, File Number 33-64395, Post-Effective Amendment
                 Number 13, on April 21, 2006, is hereby incorporated by
                 reference.

26(h)(11)(vi)    Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial
                 Services Company and Minnesota Life Insurance Company,
                 previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-64395,
                 Post-Effective Amendment Number 13, on April 21, 2006, is
                 hereby incorporated by reference.

26(h)(11)(vii)   Amendment No. 5 to Participation Agreement among MFS Variable
                 Insurance Trust, Massachusetts Financial Services Company and
                 Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account's Form N 4,
                 File Number 333-136242, Pre-Effective Amendment Number 2, is
                 hereby incorporated by reference.

26(h)(11)(viii)  Rule 22c-2 Shareholder Information Agreement between MFS Fund
                 Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number
                 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(11)(ix)    Fee letter dated September 1, 2010 referencing the
                 Participation Agreement by and among the MFS Variable
                 Insurance Trust, Minnesota Life Insurance and Massachusetts
                 Financial Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable Annuity Account's
                 Form N-4, File Number 333-91784, Post-Effective Amendment
                 Numbers 26 and 171, is hereby incorporated by reference.

26(h)(11)(x)     Amendment No. 6 to Participation Agreement by and among MFS
                 Variable Insurance Trust, Minnesota Life Insurance Company and
                 Massachusetts Financial Services Company effective
                 September 1, 2010 previously filed on April 25, 2011 as
                 exhibit 24(c)(8)(l)(viii) to Variable Annuity Account's
                 Form N-4, File Number 333-91784, Post-Effective Amendment
                 Numbers 26 and 171, is hereby incorporated by reference.
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
26(h)(11)(xi)   Amendment No. 7 to Participation Agreement by and among MFS
                Variable Insurance Trust, Minnesota Life Insurance Company,
                and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xi) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6,
                File Number 333-183590, Post-Effective Amendment Number 7, is
                hereby incorporated by reference.

26(h)(11)(xii)  Amendment No. 8 to Participation Agreement by and among MFS
                Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xii) to Minnesota Life
                Individual Variable Universal Life Account's Form N-6,
                File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(i)(1)(ii)    First Amendment to Investment Accounting Agreement between
                Securian Financial Group, Inc. and State Street Bank and Trust
                Company, previously filed on August 15, 2006 as
                Exhibit 26(i)(l)(b) to the Securian Life Variable Universal
                Life Account's Form N-6, File Number 333-132009, Pre-Effective
                Amendment Number 1, is hereby incorporated by reference.
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
26(i)(2)(i)   Administration Agreement between Securian Financial Group,
              Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable Annuity Account's Form N-4,
              File Number 333-91784, Post-Effective Amendment Number 1, on
              February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)  First Amendment to Administration Agreement between Securian
              Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account's Form N-6,
              File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(3)      Fund Shareholder Services Agreement between Minnesota Life
              Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 8(d) to Variable Annuity Account's
              Form N-4, File Number 811-4294, Post-Effective Amendment
              Number 193, on July 20, 2012, is hereby incorporated by reference.

26(j)         Not Applicable.

26(k)         Opinion and Consent of Alison J. Schmoock.

26(l)         Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)         Calculation.

26(n)         Consent of KPMG.

26(o)         Not Applicable.

26(p)         Not Applicable.

26(q)         Redeemability exemption, previously filed on June 17, 2016 as exhibit 26(q) to Minnesota Life Individual Variable Universal
              Life Account's Form N-6, File Number 333-144604,
              Post-Effective Amendment Number 26, is hereby incorporated by reference.

26(r)         Minnesota Life Insurance Company - Power of Attorney to Sign
              Registration Statements.
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